Exhibit 10.41

PURCHASE AND SALE AGREEMENT

BY AND AMONG

OZ/CLP HUNTER’S CREEK LLC, a Delaware limited liability company

OZ/CLP LAKEWOOD LLC, a Delaware limited liability company

OZ/CLP NORTHDALE LLC, a Delaware limited liability company

OZ/CLP BURNT STORE LLC, a Delaware limited liability company

OZ/CLP PORTOFINO LP, a Delaware limited partnership

OZ/CLP KINGWOOD COMMONS LP, a Delaware limited partnership

OZ/CLP  CLAY LLC, a Delaware limited liability company

OZ/CLP TRUSSVILLE I LLC, a Delaware limited liability company

OZ/CLP TRUSSVILLE II LLC, a Delaware limited liability company

OZ/CLP BEECHWOOD LLC, a Delaware limited liability company

collectively, AS SELLERS

AND

KRG DEVELOPMENT, LLC,
an Indiana limited liability company

AS PURCHASER

FOR

The Shopping Centers

listed on Schedule 1 attached hereto

Dated as of November 5, 2013

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ARTICLE VII RISK OF LOSS		41
7.1	Condemnation	41
7.2	Casualty	42

ARTICLE VIII COMMISSIONS		42
8.1	Brokerage Commissions	42

ARTICLE IX DISCLAIMERS AND WAIVERS		43
9.1	No Reliance on Documents	43
9.2	Disclaimers	43
9.3	Release	44

ARTICLE X MISCELLANEOUS		45
10.1	Confidentiality	45
10.2	Discharge of Obligations	46
10.3	Assignment	46
10.4	Notices	47
10.5	Binding Effect	48
10.6	Modifications	48
10.7	Calculation of Time Periods	48
10.8	Successors and Assigns	48
10.9	Entire Agreement	48
10.10	Notice of Pendency	48
10.11	Further Assurances	49
10.12	Counterparts	49
10.13	Severability	49
10.14	Applicable Law	49
10.15	No Third Party Beneficiary	49
10.16	Exhibits and Schedules	50
10.17	Captions	50
10.18	Construction	50
10.19	Termination of Agreement	50
10.20	Attorneys’ Fees	50
10.21	WAIVER OF JURY TRIAL	50
10.22	Obligation to Close on all Properties	50
10.23	Radon Gas	50
10.24	Like Kind Exchange	51

List of Exhibits and Schedules

Exhibit A-1 – A-10	-	Legal Description of the Land
Exhibit B	-	Lease Schedule
Exhibit C	-	Property Contracts Schedule
Exhibit D-1	-	Form of AL Deed
Exhibit D-2	-	Form of FL Deed
Exhibit D-3	-	Form of GA Deed
Exhibit D-4	-	Form of TX Deed
Exhibit E	-	Bill of Sale
Exhibit F	-	Assignment and Assumption of Leases
Exhibit G	-	Assignment and Assumption of Property Contracts and Intangibles
Exhibit H	-	Notice to Tenants
Exhibit H-1	-	Notice to Property Contract Counterparties
Exhibit I	-	Tenant Estoppel
Exhibit J-1		Assignment of Renaissance Right of First Refusal Agreement
Exhibit J-2		Assignment of Renaissance Lease Purchase Contract
Exhibit K		Assignment of the Clay Property Contract

Schedule 1	-	Seller Information Schedule
Schedule 2		Existing Litigation
Schedule 3	-	Rent Rolls and Arrearage Reports
Schedule 4		Potential New Leases
Schedule 5		Tax Appeals
Schedule 6		Certain REA Agreements
Schedule 7		Section 4.6(f) Tenants

INDEX OF DEFINED TERMS

Page

1933 Act	46
1934 Act	46
Additional Deposit	3
Agreement	1
AL Deed	12
Applicable Laws	7
Assignment of Hunter’s Creek Right of First Refusal	32
Assignment of the Clay Property Contract	34
Assignment of the Renaissance Lease Purchase Contract	33
Broker	42
Business Day	48
Casualty	42
Claims	44
Clay Property Contract	34
Clay Property Purchase Price	33
Closing	11
Closing Acceleration Notice	11
Closing Date	11
Deeds	12
Deposit	3
Designated Representatives	28
Earnest Money	3
Effective Date	1
Embargoed Person	27
Escrow Agent	3
Estimate	42
Existing Lease	18
Existing Surveys	5
FL Deed	12
GA Deed	12
Impositions	16
Improvements	1
Independent Contract Consideration	3
Inspection Period	8
Intangibles	2
KRG	46
Land	1
Lease	1
Lease Schedule	1
Leasing Costs	19
List	27
Lot 1 Outparcel	35
Lot 4 Outparcel	35

Major Casualty	42
Major Tenant	28
New Leases	18
Non-Major Tenant	29
Non-Requesting Party	4
OFAC	27
Permitted Exceptions	2
Personal Property	1
Post-Closing Escrow Agreement	39
Post-Closing Escrow Funds	39
Premises	1
Properties	2
Property	2
Property Contracts	2
Property Contracts Schedule	2
Property Documents	43
Publix Lease	33
Publix ROFO	33
Purchase Price	2
Purchaser	1
Purchaser’s Portion of Shared Leasing Costs	19
Qualifying Estoppel Certificate	28
REA Agreements	29
REA Estoppel Certificate	29
REA Estoppel Condition	30
Reimbursable Amounts	42
Released Parties	44
Renaissance Lease	31
Renaissance Lease Premises	32
Renaissance Lease Purchase Contract	31
Renaissance Premises Purchaser	32
Requesting Party	4
Required Clearance Exception	6
Scheduled Closing Date	11
SD Letters of Credit	16
Seller	1
Seller Information Schedule	1
Sellers	1
Sellers’ Closing Documents	15
Sellers’ Representative	47
Sellers’ Termination Notice	10
Shared Leasing Costs	18
Substantial Portion	42
Surveys	5
Taking	41
Tenant Audit	21

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Tenant Estoppel Certificate	29
Tenant Estoppel Condition	29
Title Commitments	5
Title Company	5
Title Exam Deadline	5
Title Policy	7
Trued-Up Additional Rents	20
Trussville I Outparcel	35
Trussville I Outparcel Closing Date	36
Trussville I Outparcel Escrow Agreement	36
Trussville I Outparcel Escrow Funds	36
Trussville I Outparcel Survival Period	36
Trussville I Outparcels	35
TX Deed	12
Unpaid Costs	20

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made as of the 5th day of November, 2013 (the “Effective Date”) by and among  the selling parties identified on Schedule 1 (the “Seller Information Schedule”) having an office c/o Och-Ziff Real Estate, 9 West 57th Street, 39th Floor, New York, New York 10019 (individually, “Seller”; collectively, “Sellers”), and KRG DEVELOPMENT, LLC, an Indiana limited liability company, having an office at c/o Kite Realty Group, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204 (“Purchaser”).

ARTICLE I

PURCHASE AND SALE

1.1                               Agreement of Purchase and Sale.  Subject to the terms and conditions hereinafter set forth, each Seller agrees to sell and convey, and Purchaser agrees to purchase and accept, the following:

(a)                                 those certain tracts or parcels of land identified on the Seller Information Schedule and as more particularly described in Exhibits A-1 to A-10 attached hereto and made a part hereof, together with the applicable Seller’s right, title and interest in and to all easements, rights of way, privileges, covenants, conditions and restrictions, common interests and other rights appurtenant to such tracts or parcels of land (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the “Land”);

(b)                                 the buildings located upon the Land, together with all of the applicable Seller’s right, title and interest in and to the improvements, structures and fixtures that form a part of such buildings (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the “Improvements”; the Land and the Improvements being sometimes collectively referred to herein as the “Premises”);

(c)                                  all of the applicable Seller’s right, title and interest (if any) in and to any and all tangible personal property upon the Land or within the Improvements, to the extent (in each instance) such tangible personal property is used exclusively in connection with the operation of the Land and/or the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the “Personal Property”);

(d)                                 all of the applicable Seller’s right, title and interest (as landlord) in and to those certain leases (including any and all guaranty agreements executed in connection therewith), subleases, license agreements or other occupancy agreements more fully described on Exhibit B (the “Lease Schedule”) attached hereto and made a part hereof (each lease, sublease, license agreement or other occupancy agreement set forth on Exhibit B being referred to herein as a “Lease”); and

(e)                                  all of the applicable Seller’s right, title and interest in and to (i) all contracts and agreements (collectively, the “Property Contracts”) listed and described on Exhibit C (the “Property Contracts Schedule”) attached hereto and made a part hereof, (ii) all assignable existing warranties and guaranties issued with respect to the Improvements or the

Personal Property and (iii) all trade names (including the names of the individual shopping centers comprising the Properties as set forth in the Seller Information Schedule attached hereto as Schedule 1 under the heading “Property Name”), plans, specifications, engineering studies, drawings and prints relating to the construction of the Improvements  (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the “Intangibles”).

1.2                               Property Defined.  The Land, the Improvements, the Personal Property, the Leases and the Intangibles (i) as the same applies to a particular Seller are hereinafter sometimes referred to collectively as the “Property” and (ii) as the same applies to all of the Sellers are hereinafter sometimes referred to collectively as the “Properties.”

1.3                               Permitted Exceptions.  Each Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4                               Purchase Price.  Sellers agree to sell and Purchaser agrees to purchase the Properties for a total purchase price in an amount equal to Three Hundred Seven Million  Dollars ($307,000,000.00) (as the same may be reduced pursuant to the provisions of Section 5.4(e)(i) and Section 5.4(f) hereof, the “Purchase Price”).  A portion of the Purchase Price shall be allocated to each Property in the respective amounts set forth in the Seller Information Schedule attached hereto as Schedule 1 under the heading “Allocated Purchase Price”.  Sellers and Purchaser expressly acknowledge and agree that no portion of the Purchase Price is allocated to the Personal Property or to the Intangibles.

1.5                               Payment of the Purchase Price.  The Purchase Price, as increased or decreased by prorations and adjustments as herein provided (“Adjusted Purchase Price”), shall be payable as follows:

(a)                                 The entire Adjusted Purchase Price except for the sum of TWO MILLION DOLLARS ($2,000,000.00), shall be payable at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Sellers’ Representative in writing to Purchaser prior to the Closing; and

(b)                                 The sum of TWO MILLION DOLLARS ($2,000,000.00) shall be deposited by Purchaser with Escrow Agent in accordance with the provisions of Section 5.7.  The Post Closing Escrow Funds (as hereinafter defined) disbursed to Seller upon termination of the escrow pursuant to Section 5.7 shall constitute payment of deferred purchase price (“Deferred Purchase Price”) by Purchaser to Sellers.  If such amount exceeds TWO MILLION DOLLARS ($2,000,000.00), such excess shall be considered interest on the Deferred Purchase Price.  To the extent that such amount is less than TWO MILLION DOLLARS ($2,000,000.00), such shortfall shall be considered a reduction in purchase price.

1.6                               Earnest Money.  Within one (1) Business Days following the Effective Date, Purchaser shall deposit with First American Title Insurance Company (the “Escrow Agent”), having an office at 633 Third Avenue, New York, NY 10017, the sum of TWO MILLION  DOLLARS ($2,000,000.00) (the “Deposit”) in good funds, by federal wire transfer.  If Purchaser does not exercise the right to terminate this Agreement in accordance with Section 3.2(a) hereof,

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Purchaser shall, within one (1) Business Day following the expiration of the Inspection Period (as such term is defined in Section 3.1 hereof), deposit with the Escrow Agent the additional sum of FOUR MILLION  DOLLARS ($4,000,000.00)  (the “Additional Deposit”) in good funds by federal wire transfer as an additional deposit under this Agreement.  The Escrow Agent shall hold the Deposit and the Additional Deposit in an interest-bearing account in accordance with the terms and conditions hereof.  The Deposit and the Additional Deposit, together with all interest earned on such sums, are herein referred to collectively as the “Earnest Money.”  All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. Upon the expiration of the Inspection Period, the Earnest Money shall be non-refundable to Purchaser except as expressly set forth in this Agreement.  If Purchaser fails to deliver the Additional Deposit to Escrow Agent within the time period specified above, and such failure continues for a period of two (2) Business Days after Seller’s written notice to Purchaser of such failure, then Sellers’ Representative may, at its option, deliver written notice to Escrow Agent, terminating this Agreement and, in such event, Escrow Agent shall deliver the Earnest Money to Sellers promptly thereafter and neither party shall have any further rights, obligations or liabilities hereunder, except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.  TIME IS OF THE ESSENCE for the delivery of Earnest Money under this Agreement.  Further, Sellers and Purchaser agree that the amount of One Hundred Dollars ($100.00) (the “Independent Contract Consideration”) has been paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Sellers’ execution and delivery of this Agreement and for Purchaser’s rights of review, inspection and termination set forth herein.  The Independent Contract Consideration is independent of any other consideration or payment provided for in this Agreement and, notwithstanding anything to the contrary herein, is non-refundable in all events whatsoever.

1.7                               Escrow Provisions.  The Earnest Money shall be held, paid over and/or applied by Escrow Agent in accordance with the following:

(a)                                 Escrow Agent shall hold the Earnest Money in an interest-bearing bank account (or as otherwise agreed in writing by Sellers, Purchaser and Escrow Agent). The party receiving the benefit of the Earnest Money shall pay all income taxes on the interest portion to the extent so received. For purposes thereof, the tax identification number of each Seller is set forth on the Sellers’ Information Schedule and the tax identification number of Purchaser is 20-1453863. Escrow Agent shall not be liable for any losses suffered in connection with any such investment (except to the extent of Escrow Agent’s gross negligence or willful disregard of this Agreement) and shall have no obligation to obtain the best, or otherwise seek to maximize, the rate of interest earned on any such investment.

(b)                                 If this Agreement is terminated by Purchaser pursuant to any of Sections 2.3, 2.5, 3.2(a), 7.1 or 7.2, or by Sellers pursuant to Section 3.2(b), then the Earnest Money shall be immediately returned to Purchaser.  At the Closing, the Earnest Money shall automatically be paid by Escrow Agent to Sellers.

(c)                                  In instances other than those described in subsections 1.7(b) above, the following shall apply: either Sellers’ Representative or Purchaser (the “Requesting Party”) may submit to Escrow Agent a written request for disbursement of the Earnest Money, which request

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shall in all cases be accompanied by a good faith written explanation as to why the Requesting Party believes it is entitled to the Earnest  Money pursuant to the terms of this Agreement.  The Requesting Party, simultaneously with its submission of such written request to the Escrow Agent, shall deliver a copy of such request and explanation to the other party (the “Non-Requesting Party”). Moreover, within two (2) Business Days after Escrow Agent’s receipt of such request and explanation from the Requesting Party, Escrow Agent shall deliver a copy of the same to the Non-Requesting Party. If, within five (5) Business Days after the Non-Requesting Party’s receipt of such request and explanation from the Escrow Agent, the Non-Requesting Party fails to dispute the entitlement of the Requesting Party to the Earnest Money, then the Escrow Agent may disburse the Earnest  Money to the Requesting Party. However, if, within five (5) Business Days after the Non-Requesting Party’s receipt of such request and explanation from the Escrow Agent, the Non-Requesting Party notifies Escrow Agent and the Requesting Party that (in substance) the Non-Requesting Party disputes the entitlement of the Requesting Party to the Earnest  Money, then Escrow Agent shall continue to hold the Earnest  Money until otherwise directed by joint written instructions from Sellers’ Representative and Purchaser or a final judgment of a court having jurisdiction. Escrow Agent, however, shall have the right at any time to deposit the Earnest  Money with the clerk of any Federal or State court of competent jurisdiction.  Escrow Agent shall give written notice of such deposit to Sellers’ Representative and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.  All notices and deliveries under this Section must be made in strict accordance with Section 10.4 below.

(d)                                 The parties acknowledge that Escrow Agent (i) is acting solely as a stakeholder at their request and for their convenience, (ii) shall not be deemed to be the agent of either of the parties and (iii) shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, willful disregard of this Agreement or involving gross negligence. Sellers and Purchaser shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys’ fees and disbursements, incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, willful disregard of this Agreement or involving gross negligence by or on the part of Escrow Agent. Escrow Agent shall be entitled to rely or act upon any notice, instrument or document believed by Escrow Agent to be genuine and to be executed and delivered by the proper person, and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document.  Escrow Agent shall not be bound by any modification to this Section 1.7 unless Escrow Agent shall have agreed to such modification in writing.  Escrow Agent is not a party to this Agreement except to the extent of its specific responsibilities hereunder, and does not assume or have any liability for the performance or non-performance of Purchaser or Sellers hereunder to either of them.  Escrow Agent has acknowledged agreement to the foregoing provisions of this Section 1.7 by signing in the place indicated on the signature page of this Agreement.

(e)                                  Escrow Agent shall promptly notify Sellers’ Representative and Purchaser upon Escrow Agent’s receipt of the Earnest Money.

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ARTICLE II

TITLE AND SURVEY

2.1                               Title Examination; Commitment for Title Insurance.  Sellers have obtained from First American Title Insurance Company (the “Title Company”) and delivered to Purchaser a title insurance commitment for each Property as more specifically identified with regard to each Property on the Sellers’ Information Schedule (collectively, the “Title Commitments”), other than a Title Commitment for the Trussville 1 Outparcels (as hereinafter defined) which Purchaser acknowledges and agrees shall be ordered by Purchaser from the Title Company.  Purchaser shall have until December 6, 2013 (the “Title Exam Deadline”) to review the Title Commitments.

2.2                               Survey.  Sellers have delivered to Purchaser and the Title Company an existing survey for each Property (collectively, the “Existing Surveys”).  Purchaser may, at its sole cost and expense, update and recertify the Existing Surveys, or order new surveys for, each Property (the Existing Surveys, as the same may be updated by Purchaser, or any new surveys ordered by Purchaser, are herein collectively referred to as the “Surveys”).

2.3                               Title Objections; Cure of Title Objections.  Purchaser shall have until the Title Exam Deadline to notify Sellers’ Representative, in writing, of such objections as Purchaser may have to anything (other than the Permitted Exceptions specified in Section 2.4 below) contained in the Title Commitments or the Surveys.  Any item contained in the Title Commitments or any matter shown on the Surveys to which Purchaser does not object prior to the Title Exam Deadline shall be deemed a Permitted Exception (provided, however, the foregoing shall not limit Purchaser’s rights to object to New Exceptions pursuant to Section 2.5 hereof).  If, prior to the Title Exam Deadline, Purchaser shall notify Sellers’ Representative of objections to title or to matters shown on the Surveys, Sellers shall have the right, but not the obligation, to cure such objections.  Within five (5) days after receipt of Purchaser’s notice of objections, Sellers’ Representative shall notify Purchaser in writing of whether the applicable Seller(s) elects to attempt to cure such objections.  Sellers’ Representative’s failure to respond within said five (5) day period shall be deemed to be the applicable Seller’s election not to cure any such objections.  If a Seller elects to attempt to cure any such objections, and provided that Purchaser shall not have terminated this Agreement in accordance with Section 3.2(a) hereof or Sellers shall not have terminated this Agreement in accordance with Section 3.2(b) hereof, then the applicable Seller(s) shall have until the date which is five (5) Business Days prior to the Scheduled Closing Date (as defined below) to attempt to remove, satisfy or cure the same, other than liens encumbering a Property which are being paid or discharged at Closing pursuant to Section 2.6.  If the applicable Seller(s) elects not to cure any objections specified in Purchaser’s notice (or is deemed to have elected not to cure such objections), or if the applicable Seller(s) is unwilling or unable to effect a cure prior to the date which is five (5) Business Days prior to the Scheduled Closing Date (or any date to which the Scheduled Closing Date has been adjourned), other than liens encumbering a Property which are being paid or discharged at Closing pursuant to Section 2.6, then Purchaser shall have the following options: (i) to accept a conveyance of the Properties subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which the applicable Seller(s) is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) subject to Section 2.4 below, to terminate this Agreement by sending

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written notice thereof to Sellers’ Representative.  Upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder, except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.  If Sellers’ Representative notifies Purchaser that a Seller does not elect to attempt to cure any title objection (or if a Seller is deemed to have elected not to cure any such objections), or if, having commenced attempts to cure any objection, a Seller later notifies Purchaser that such Seller will be unable to effect a cure thereof, then Purchaser shall, within five (5) days after such notice has been given (or after the elapse of the five (5) day period in which Sellers’ Representative’s was to respond to Purchaser’s notice of objection(s)), notify Sellers’ Representative in writing of whether Purchaser shall elect to accept the conveyance under clause (i) or (subject to Section 2.4 below) to terminate this Agreement under clause (ii).  Purchaser’s failure to respond within said five (5) day period shall be deemed to be Purchaser’s election to accept the conveyance under clause (i) above.  Notwithstanding anything contained herein to the contrary, if Sellers’ Representative or any Seller provides Purchaser with written notice that a Seller will commence to cure an objection and, thereafter such Seller is unable (or unwilling) to effect a cure thereof prior to the Closing Date, then, in addition to Purchaser’s right to terminate this Agreement and receive a return of the Earnest Money as a result of such failure, Sellers shall be obligated to promptly reimburse Purchaser for its direct and actual reasonable out-of-pocket due diligence costs and expenses incurred by Purchaser to third parties that are not affiliated with Purchaser (documented by invoices received by Purchaser from such third parties) in connection with this transaction, not to exceed $250,000.00 in the aggregate.  Notwithstanding anything to the contrary contained herein, Sellers shall be required, at or prior to the Closing, to satisfy, cure or release each of the following (each a “Required Clearance Exception”): (i) any mortgage, deed to secure debt or deed of trust encumbering the Properties caused by a Seller and (ii) all other liens encumbering the Properties created by a Seller which is not the obligation of any tenant under a Lease (including, without limitation, judgments, mechanic’s or materialmen’s liens) that are in a liquidated amount and which may be satisfied solely by the payment of money, not to exceed $1,000,000 in the aggregate. Sellers shall be entitled to use any portion of the Purchase Price to satisfy, release or otherwise cure any such Required Clearance Exceptions.  The release and discharge documentation for any Required Clearance Exception may be delivered after the Closing in accordance with customary practice so long as the Title Company shall omit same from Purchaser’s Title Policy.

2.4                               Conveyance of Title.  At Closing, each Seller shall convey and transfer to Purchaser such title to such Seller’s Property as will enable the Title Company to issue to Purchaser a policy of Title Insurance (or equivalent mark-up or signed pro forma serving as the policy until the final policy of Title Insurance is issued) (the “Title Policy”) covering each Property, in the full amount of the Purchase Price allocated to such Property, subject to the Permitted Exceptions.  Notwithstanding anything contained herein to the contrary, each Property shall be conveyed subject to the following matters, all of which shall be deemed to be Permitted Exceptions (and, notwithstanding anything to the contrary contained in Section 2.3 above or any other provision hereof, in no event shall Purchaser have the right to terminate this Agreement after the expiration of the Inspection Period on account of the existence of any of the following):

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(a)                                 the Leases (as well as any new leases, or amendments to existing Leases, entered into in accordance with Section 5.4 of this Agreement) and the rights of the tenants thereunder and others claiming by, through or under such Leases;

(b)                                 the lien of all ad valorem real estate taxes and assessments, water and sewer charges and other lienable charges assessed by a governmental or quasi-governmental agency not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

(c)                                  all present and future local, state and federal laws, codes, statutes, ordinances, orders and governmental regulations, including, but not limited to, building, land use, zoning and environmental laws, codes, statutes, ordinances, orders and regulations, now or hereafter in effect relating to a Property, including any landmark designations, zoning variances and special exceptions (collectively, “Applicable Laws”); provided, that, Purchaser shall have the right to object to and terminate this Agreement prior to the end of the Inspection Period as a result of any Property being in violation of any Applicable Laws;

(d)                                 any lien or encumbrance (including, without limitation, any mechanic’s lien and materialmen’s lien) the removal of which is the obligation of a tenant pursuant to its Lease; and

(e)                                  all other items (i) appearing of record or shown on the Surveys and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof or (ii) otherwise designated as a Permitted Exception pursuant to any express provision hereof.

2.5                               Subsequently Disclosed Title Exceptions.  If, at any time after the expiration of the Title Exam Deadline, any updates to the Title Commitments or the Surveys disclose any additional item that is not a Permitted Exception, and was not disclosed on any version of or update to the Title Commitments delivered to Purchaser prior to the expiration of the Title Exam Deadline (the “New Exception”), then Purchaser shall have five (5) days from the date of its receipt of such update (the “New Exception Review Period”) to notify Sellers’ Representative in writing of Purchaser’s objection to the New Exception.  If Purchaser objects to the New Exception, then Sellers’ Representative may in its sole discretion notify Purchaser as to whether or not Sellers are willing to attempt to cure the New Exception.  If Sellers’ Representative fails to deliver a notice to Purchaser within five (5) days after the expiration of the New Exception Review Period, then Sellers shall be deemed to have elected not to cure the New Exception.  If Purchaser is dissatisfied with Sellers’ response (unless Sellers have agreed to cure the New Exception), or lack thereof, Purchaser may, as its exclusive remedy elect either:  (i) to terminate this Agreement, in which event the Earnest Money shall be promptly returned to Purchaser or (ii) to waive the New Exception and proceed with the transactions contemplated by this Agreement, in which event Purchaser shall be deemed to have approved the New Exception.  If Purchaser fails to notify Sellers’ Representative of Purchaser’s election to terminate this Agreement in accordance with the foregoing sentence within ten (10) days after the expiration of the New Exception Review Period, then Purchaser shall be deemed to have elected to irrevocably waive any objections to the New Exception. If Sellers’ Representative timely elects to attempt to cure the New Exception, then the provisions of Section 2.3 above shall apply with respect thereto.

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2.6                               Discharge of Liens at Closing.   Notwithstanding anything to the contrary contained herein, at the Closing, Sellers may use any portion of the Purchase Price or any other sum to satisfy any liens encumbering a Property (including any mortgage, deed to secure debt or deed of trust) which a Seller is obligated by this Agreement to pay or discharge, or otherwise, elects to pay or discharge.

ARTICLE III

INSPECTION PERIOD

3.1                               Right of Inspection.  During the period beginning upon the Effective Date and ending at 5:00 p.m. (Eastern time) on December 16, 2013 (such period being referred to herein as the “Inspection Period”), Purchaser shall have the right to make a physical inspection of each Property and to examine at such place or places at each Property, in the offices of the property manager or elsewhere as the same may be located or otherwise made available to Purchaser, all files related to the leasing, current maintenance, operation and/or management of each Property that are in Sellers’ possession or reasonable control, including, without limitation, the Leases, lease files, rent rolls, Property Contracts, third-party reports and studies, property tax statements, insurance policies, bills, invoices, receipts and the most recent year-to-date operating statements and other general records relating to the income and expenses of each Property, correspondence, surveys, plans and specifications and warranties for services and materials provided to each Property, but excluding information and materials that are proprietary or confidential in nature (such as, by way of example and without limitation, a Seller’s internal memoranda, financial projections, appraisals, income tax records and the like).  Purchaser understands and agrees that any on-site inspections of a Property shall be conducted upon at least twenty-four (24) hours’ prior telephone or written notice to Sellers’ Representative and, at Sellers’ election, in the presence of a representative of Sellers.  Such physical inspection shall not unreasonably interfere with the use of the Property by the applicable Seller or its tenants (or other occupants) nor shall Purchaser’s inspection damage the Property in any respect.  Such physical inspection shall not be invasive in any respect, without Sellers’ Representative’s prior written consent, which consent may be withheld if in Sellers’ Representative’s reasonable judgment such inspection could result in any injury to a Property or breach of any contract, or expose any Seller to any claim, damage, loss or violation of Applicable Law, or otherwise adversely affect a Property or a Seller’s interest therein, and in any event such inspection shall be conducted subject to the rights of the tenants (or other occupants) under the Leases, in accordance with standards customarily employed in the industry, and in compliance with all governmental laws, rules and regulations.  Following each entry by Purchaser with respect to inspections and/or tests on a Property, Purchaser shall restore the Property to a condition which is as near as possible to its original condition as existed prior to any such inspections and/or tests.  Each Seller shall, at no cost and expense, reasonably cooperate with Purchaser in its due diligence.  Purchaser shall not disrupt the applicable Seller’s or any tenant’s activities on the Property. Moreover, Purchaser shall not engage (and shall not permit any of its representatives from engaging) any tenant in any discussions regarding any potential amendment to or renewal of such tenant’s lease, any improvements to such tenant’s leased premises or any improvements to any Property, without the prior consent of the applicable Seller, which consent shall not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, upon at least twenty-four (24) hours’ prior telephone or written notice to Sellers’ Representative (and, at Sellers’ election, in the presence of a representative of

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Sellers), Purchaser shall have the right to interview tenants at each Property as part of its due diligence inspections permitted pursuant to this Section 3.1.  Purchaser shall indemnify Sellers against and hold Sellers harmless from any and all claims, liabilities, costs, expenses (including reasonable attorneys’ fees incurred) damages or injuries arising out of or resulting from the inspection of the Properties by Purchaser or its agents, contractors or other representatives; provided, however, Purchaser shall have no obligation to indemnify and hold harmless Sellers for (i) any pre-existing conditions merely discovered or revealed (and not exacerbated) by Purchaser’s investigations or (ii) any damages, claims or liabilities resulting from the gross negligence or willful misconduct of a Seller.  Notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Sellers shall survive Closing or any termination of this Agreement for a period of twelve (12) months from date of the Closing or termination of this Agreement, as applicable.  All inspections shall occur at reasonable times agreed upon by Sellers’ Representative and Purchaser.  Prior to Purchaser entering a Property to conduct the inspections and/or tests described above, Purchaser shall obtain and maintain, at Purchaser’s sole cost and expense, and shall deliver to Sellers’ Representative evidence of, the following insurance coverage, and shall cause each of its agents, contractors or other representatives to obtain and maintain, and, upon request of Sellers’ Representative, shall deliver to Sellers’ Representative evidence of, the following insurance coverage: commercial general liability insurance, from an insurer reasonably acceptable to Sellers’ Representative, in the amount of Two Million and No/100 Dollars ($2,000,000.00) combined single limit for personal injury and property damage per occurrence, such policy to name each Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Purchaser or its agents, employees or contractors in connection with such inspections and/or tests.

3.2                               Right of Termination.

(a)                                 Sellers agree that in the event Purchaser determines that any one or more of the Properties is not suitable for its purposes for any reason or no reason whatsoever, Purchaser shall have the right to terminate this Agreement in its entirety (and not in part) by giving written notice thereof to Sellers’ Representative prior to the expiration of the Inspection Period.  If Purchaser gives such notice of termination prior to the expiration of the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. TIME IS OF THE ESSENCE WITH RESPECT TO THE PROVISIONS OF THIS SECTION 3.2(a).  If Purchaser fails to give Sellers’ Representative a notice of termination prior to the expiration of the Inspection Period, then (i) Purchaser shall no longer have any right to terminate this Agreement under this Section 3.2(a), and (ii) notwithstanding anything to the contrary contained in this Agreement, Purchaser shall be deemed to have waived any liability of Sellers and any right to refuse to consummate the Closing (or otherwise terminate this Agreement) by reason of any state of facts or condition known to Purchaser as of (or contained in any document made available or delivered to Purchaser prior to) the last day of the Inspection Period.

(b)                                 Sellers shall have the right to terminate this Agreement in its entirety (and not in part) by giving written notice thereof to Purchaser (“Sellers’ Termination Notice”) on or before the earlier to occur of (x)  December 11, 2013 and (y) the date that Purchaser delivers a written notice to Sellers’ Representative waiving Purchaser’s right to terminate this Agreement pursuant to Section 3.2(a).  If, Purchaser delivers a written notice to Sellers’ Representative

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waiving Purchaser’s right to terminate this Agreement pursuant to Section 3.2(a) prior to Sellers’ delivery of Sellers’ Termination Notice, then (i) Sellers’ right to terminate this Agreement pursuant to this Section 3.2(b) shall be deemed null and void, (ii) Purchaser shall no longer have any right to terminate this Agreement under Section 3.2(a) and (iii) Purchaser shall be deemed to have waived any liability of Sellers and any right to refuse to consummate the Closing (or otherwise terminate this Agreement) by reason of any state of facts or condition known to Purchaser as of (or contained in any document made available or delivered to Purchaser prior to) the date in which Purchaser waived its right to terminate this Agreement pursuant to Section 3.2(a).  Notwithstanding anything in this Section 3.2(b) to the contrary, if Purchaser waives its right to terminate this Agreement by written notice to Sellers’ Representative before the expiration of the Inspection Period, Purchaser shall still have the right to terminate this Agreement pursuant to Purchaser’s rights under Article II (title and survey), Section 4.6 (Conditions Precedent to Obligation of Purchaser) and Section 6.2 (Default by Seller).  If Sellers exercise their right to terminate this Agreement pursuant to the first sentence of this Section 3.2(b) and Purchaser fails to timely waive its right to terminate this Agreement under Section 3.2(a), then this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and Sellers shall promptly reimburse Purchaser for its direct and actual reasonable out-of-pocket due diligence costs and expenses incurred by Purchaser to third parties that are not affiliated with Purchaser (documented by invoices received by Purchaser from such third parties) in connection with this transaction.  TIME IS OF THE ESSENCE WITH RESPECT TO THE PROVISIONS OF THIS SECTION 3.2(b).  If Sellers fail to timely give Purchaser a notice of termination pursuant to this Section 3.2(b), then Sellers shall no longer have any right to terminate this Agreement under this Section 3.2(b).

3.3                               Covenants of Purchaser.  Purchaser hereby covenants with Sellers that Purchaser has been given the right, in connection with its investigation of the Properties during the Inspection Period, to inspect (or cause to be inspected) the Properties for the presence of hazardous substances, and Sellers hereby consent to such inspections by Purchaser during the Inspection Period, subject to the terms of Section 3.1 above.  Upon the request of Sellers’ Representative, copies of any and all reports received by Purchaser (or any representative thereof) in connection with any such inspection shall be delivered to Sellers’ Representative upon Sellers’ payment to Purchaser of the third party costs actually incurred by Purchaser for the issuance of such reports (as evidenced by paid invoices).  Purchaser hereby assumes full responsibility for such inspections and, to the extent permitted by Applicable Laws, irrevocably waives any claim against each Seller arising from the presence of hazardous substances on such Seller’s Property.  Upon the request of Sellers’ Representative, Purchaser shall also furnish to Sellers’ Representative copies of all other reports received by Purchaser relating to any other inspections of a Property conducted on Purchaser’s behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act (“ADA”), 42 U.S.C. §12101, et seq., if applicable), upon Sellers payment to Purchaser of the third party costs actually incurred by Purchaser for the issuance of such reports (as evidenced by paid invoices).  This Section 3.3 shall survive the Closing or termination of this Agreement.

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ARTICLE IV

CLOSING

4.1                               Time and Place.

(a)                                 The consummation of the transaction contemplated hereby (“Closing”) shall be held at 1:00 p.m. (Eastern time) on January 6, 2014 (the “Scheduled Closing Date”).  The Scheduled Closing Date may be (i) extended if mutually agreed to by Sellers and Purchaser or (ii) accelerated by Purchaser pursuant to Section 4.1(b).  The date on which the Closing actually occurs is referred to herein as the “Closing Date”.  At Closing, each Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 hereof and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions.  The Closing shall occur through a customary escrow closing with Escrow Agent acting as the escrow agent in connection therewith, whereby (i) each Seller and Purchaser shall each give, on or prior to the Scheduled Closing Date (as the same may be accelerated or adjourned in accordance with the terms hereof), appropriate written escrow instructions to the Escrow Agent that are consistent with all of the terms and provisions of this Agreement and (ii) on or prior to the Scheduled Closing Date (as the same may be accelerated or adjourned in accordance with the terms hereof), each Seller and Purchaser shall deliver to Escrow Agent, pursuant to such written escrow instructions, all the monies, agreements, instruments and other documents that are required to be delivered by such party at the Closing pursuant to this Agreement.

(b)                                 Notwithstanding anything to the contrary contained herein, by written notice delivered to Sellers’ Representative (the “Closing Acceleration Notice”), Purchaser shall have the right to accelerate the Scheduled Closing Date to a Business Day that is at least thirteen (13) days following the date on which the Closing Acceleration Notice is delivered to Sellers’ Representative, but in no event shall such new Scheduled Closing Date be earlier than December 6, 2013.  If Purchaser so elects to accelerate the Scheduled Closing Date, then the following shall apply:  (i) if the Closing Acceleration Notice is delivered prior to the expiration of the Inspection Period, then (x) Purchaser shall no longer have any right to terminate this Agreement under Section 2.3 or Section 3.2(a), (y) Purchaser shall be deemed to have waived any liability of Sellers and any right to refuse to consummate the Closing (or otherwise terminate this Agreement) by reason of any state of facts or condition known to Purchaser as of (or contained in any document made available or delivered to Purchaser prior to) the date the Closing Acceleration Notice is delivered to Sellers’ Representative and (z) within one (1) Business Day following the delivery of the Closing Acceleration Notice, Purchaser shall deposit with Escrow Agent the Additional Deposit, (ii) if  any of the conditions precedent to Purchaser’s obligation to close set forth in Section 4.6(c) or Section 4.6(d) is not satisfied on or before the Closing Date (as accelerated pursuant to this Section 4.1(b)), then, notwithstanding anything to the contrary contained in this Agreement, Purchaser shall automatically be deemed to have waived such closing conditions and no Seller shall be obligated to deliver to Purchaser a certificate pursuant to the terms of Section 5.4(b)(iii) and/or 5.4(b)(iv) in order to satisfy any such closing condition and (iii) at the Closing, if, and to the extent, paid to Sellers’ lender, Purchaser shall pay or credit to Sellers (x) any increase in the amount of the prepayment fee (including, without limitation, any yield maintenance premium) payable by Sellers under the existing loan that is secured by a mortgage, deed to secure debt or deed of trust encumbering the Premises (the “Existing Loan”)

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as a result of Purchaser’s acceleration of the original Scheduled Closing Date and (y) the amount of interest that would have accrued on the Existing Loan from such accelerated Closing Date through the original Schedule Closing Date (i.e. January 6, 2014) if such original Scheduled Closing Date had not been accelerated by Purchaser (for illustration purposes only, if the Closing occurs on December 30, 2013, then, at the Closing, Purchaser shall pay or credit to Sellers all interest that would have accrued under the existing loan from (and including) December 30, 2013 through (and including) January 5, 2014).

4.2                               Seller’s Obligations at Closing.  At Closing, the applicable Seller shall deliver to Escrow Agent or Purchaser, as applicable:

(a)                                 with respect to each of the Alabama Properties (as such term is defined in the Seller Information Schedule), a Statutory Warranty Deed in the form attached as Exhibit D-1 (the “AL Deed”), subject to the Permitted Exceptions for such Properties;

(b)                                 with respect to the Georgia Property (as such term is defined in the Seller Information Schedule), a Limited Warranty Deed in the form attached as Exhibit D-2 (the “GA Deed”), subject to the Permitted Exceptions for such Property;

(c)                                  with respect to each of the Florida Properties (as such term is defined in the Seller Information Schedule), a Special Warranty Deed in the form attached as Exhibit D-3 (the “FL Deed”), subject to the Permitted Exceptions for such Properties;

(d)                                 with respect to each of the Texas Properties (as such term is defined in the Seller Information Schedule), a Special Warranty Deed in the form attached as Exhibit D-4 (the “TX Deed”; and together with the AL Deed, the GA Deed and the FL Deed, collectively, the “Deeds”), subject to the Permitted Exceptions for such Properties;

(e)                                  four (4) duly executed counterparts of a bill of sale in the form of Exhibit E attached hereto;

(f)                                   four (4) duly executed counterparts of an assignment and assumption agreement as to the Leases, in the form of Exhibit F attached hereto;

(g)                                  four (4) duly executed counterparts of an assignment and assumption agreement as to the Property Contracts and other Intangibles, in the form of Exhibit G attached hereto;

(h)                                 four (4) duly executed originals of a notice in the form of Exhibit H attached hereto, which Purchaser shall send to each of the tenants under the Leases informing such tenants of the sale of the applicable Property and of the assignment to Purchaser of the applicable Seller’s interest in, and obligations under, the Leases (including, if applicable, any security deposits) and directing that all rent and other sums payable under the Leases after the Closing shall be paid as set forth in the notice;

(i)                                     four (4) originals of a certificate, dated as of the date of Closing and executed by Seller, stating that the representations and warranties of Sellers contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate

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modifications of those representations and warranties made in Section 5.1 hereof to reflect any changes therein, including without limitation any changes resulting from actions under Section 5.4 hereof) or identifying any representation or warranty that is not, or no longer is, true and correct and explaining the state of facts giving rise to the change.  The certificate delivered to Purchaser pursuant to this Section 4.2(i) shall be subject to the terms of Section 5.3.  In no event shall a Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, nor shall Purchaser be relieved of its Closing obligations hereunder by reason of, any breach of representation or warranty (A) that is known to Purchaser as of (or that is based on any facts contained in any document or materials delivered or made available to Purchaser prior to) the last day of the Inspection Period or (B) that results from any change that (i) occurs between the Effective Date and the Closing Date and (ii) either (a) is expressly permitted under the terms of this Agreement (and Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified by any such change) or (b) does not result in Seller’s representations and warranties being inaccurate in any material respect.  If, despite changes or other matters described in such certificate, the Closing occurs, Sellers’ representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

(j)                                    such evidence as the Title Company may reasonably require as to the authority of Sellers to consummate the Closing;

(k)                                 four (4) duly executed counterparts of an affidavit by each Seller stating that such Seller is not a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

(l)                                     original counterparts of, or, to the extent said originals are not available, copies of, the Leases, Property Contracts, and licenses and permits, if any, in the possession of Sellers or Sellers’ agents, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Properties and are in the possession of Sellers or Sellers’ agents;

(m)                             four (4) duly executed originals of a notice in the form of Exhibit H-1 attached hereto, which the applicable Seller shall send to each of such Seller’s counterparties under the Property Contracts, informing such counterparties of the sale of such Seller’s Property and of the assignment to Purchaser of such Seller’s interest in, and obligations under, the applicable Property Contracts;

(n)                                 a closing statement, prepared by Escrow Agent, setting forth with specificity the adjustments provided for in Section 4.5 below;

(o)                                 to the extent required by the Title Company in order for it to issue to Purchaser the Title Policies, a customary title affidavit in form and substance reasonably acceptable to Sellers;

(p)                                 with respect to the Georgia Property, (i) a Form PT-61 (Real Estate Transfer Tax Declaration), (ii) an Affidavit of Seller’s Gain and a payment to Escrow Agent in the amount of three (3%) percent of the net taxable gain as shown on such affidavit and, if

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applicable, Escrow Agent shall submit the Affidavit of Seller’s Gain to the Georgia Department of Revenue along with the payment referenced in clause (ii) of this Section promptly after Closing, (iii) a broker’s lien waiver and (iv) such other affidavits as are required by applicable state and local law in connection with the conveyance of real property;

(q)                                 with respect to the Hunter’s Creek Property (as such term is defined in the Seller Information Schedule), (i) if the closing of the sale of the Renaissance Lease Premises (as hereinafter defined) pursuant to the terms of the Renaissance Lease (as hereinafter defined) occurs prior to or concurrently with the Closing and the Renaissance Premises Purchaser (as hereinafter defined) delivers to Hunter’s Creek Seller the Renaissance Right of First Refusal Agreement (as hereinafter defined), four (4) duly executed counterparts of the Assignment of Hunter’s Creek Right of First Refusal (as hereinafter defined) or (ii) if the closing of the sale of the Renaissance Lease Premises pursuant to the terms of the Renaissance Lease does not occur prior to or concurrently with the Closing, four (4) duly executed counterparts the Assignment of the Renaissance Lease Purchase Contract (as hereinafter defined);

(r)                                    with respect to the Clay Property (as such term is defined in the Seller Information Schedule), if the Clay Property Contract (as hereinafter defined) is in effect on the Closing Date, four (4) duly executed counterparts of the Assignment of the Clay Property Contract (as hereinafter defined);

(s)                                   with respect to the Alabama Properties, (i) an Affidavit of Seller’s Gain (Form NR-AF2) and a payment to Escrow Agent in the amount of four (4%) percent of the net taxable gain as shown on such affidavit and Escrow Agent shall submit the Affidavit of Seller’s Gain to the Alabama Department of Revenue along with the payment referenced in clause (i) of this Section promptly after Closing, (ii) a broker’s lien affidavit and (iii) such other affidavits as are required by applicable state and local law in connection with the conveyance of real property;

(t)                                    a Rent Roll for each Property, effective as of a date no more than three (3) Business Days prior to the Closing Date, and certified to be true and accurate in all material respects by each Seller, as applicable (subject, however, to the terms of Section 5.3);

(u)                                 if, and to the extent, obtained by a Seller pursuant to the terms of Section 5.4(b), originals (or copies if originals were not received by a Seller) of the Qualifying Tenant Estoppel Certificates (as hereinafter defined) and the REA Estoppel Certificates, in each case, signed by the applicable party making the estoppel statements thereunder; it being agreed and understood that a Seller’s failure to obtain any Qualifying Tenant Estoppel Certificate or REA Estoppel Certificate pursuant to the terms of Section 5.4(b) shall not be a default under this Agreement and Purchaser’s sole remedy shall be to terminate this Agreement and receive a return of the Earnest Money from the Escrow Agent pursuant and subject to the terms of Section 4.6;

(v)                                 four (4) duly executed counterparts of the Post-Closing Escrow Agreement (as hereinafter defined);

(w)                               with respect to the Trussville I Outparcels (as hereinafter defined), if either or both of the Trussville I Outparcels are not conveyed to Trussville I Seller at or prior to the

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Closing, four (4) duly executed counterparts of the Trussville I Outparcel Escrow Agreement (as hereinafter defined);

(x)                                 to the extent in a Seller’s possession or reasonable control, all Lease files, tenant letter of credits, if any, Property Contracts, licenses, permits, warranties certificates of occupancy and any other agreements constituting Intangibles hereunder and pertaining to the Properties;

(y)                                 to the extent in a Seller’s possession or reasonable control, all keys, access codes or combinations applicable to the Properties; and

(z)                                  any and all other documents or other items which are required by this Agreement or legal requirements to be executed, acknowledged and/or delivered by Seller at the Closing.

All of the foregoing documents to be executed and delivered by each Seller at Closing are herein, collectively, referred to as the “Sellers’ Closing Documents”.

4.3                               Purchaser’s Obligations at Closing.  At Closing, Purchaser shall deliver to Escrow Agent or Seller, as applicable:

(a)                                 the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 hereof, it being agreed that at Closing the Earnest Money shall be delivered to Sellers and applied towards payment of the Purchase Price;

(b)                                 four (4) duly executed counterparts of the instruments described in Sections 4.2(e), 4.2(f), 4.2(g), 4.2(h), 4.2(n), 4.2(p) (if applicable), 4.2(q) (if applicable), 4.2(r) (if applicable), 4.2(s) (if applicable), 4.2(v) and 4.2(w) (if applicable) hereof;

(c)                                  such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

(d)                                 any and all other documents or other items which are required by this Agreement or legal requirements to be executed, acknowledged and/or delivered by Purchaser at the Closing.

4.4                               Credits and Prorations.

(a)                                 The following shall be apportioned with respect to each Property, on a Property-by-Property basis, as of 11:59 p.m. (Eastern time) on the day immediately preceding the Closing Date on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date and based upon the actual number of days in the month and a 365 day year (it being understood that for purposes of prorations and adjustments, each Seller shall be deemed the owner of each applicable Property prior to the Closing Date and Purchaser shall be deemed the owner of the Properties as of the day of the Closing Date), and shall be set forth on a proration schedule prepared by Sellers and submitted to Purchaser for its review and approval at least five (5) Business Days prior to the Closing:

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(i)                                     rents, if, as and when collected (the term “rents” as used in this Agreement includes all payments due and payable by tenants under the Leases, including, without limitation, fixed rents, additional rents, percentage rents, escalation payments, and payments on account of real estate taxes, common area maintenance and other operating expenses), subject to the provisions of subsections 4.4(b)(vii) and 4.4(b)(ix) below;

(ii)                                  all taxes, assessments and other impositions (including ad valorem and other real estate taxes, personal property taxes, water rates and sewer rents) assessed, imposed or charged upon or with respect to each Property or any component thereof (collectively, “Impositions”), in accordance with the provisions of subsection 4.4(b)(ii) below;

(iii)                               all amounts payable under the Property Contracts;

(iv)                              gas, electricity and other utility charges (if any) for which each Seller is liable, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing or, if unmetered, on the basis of a current bill for each such utility;

(v)                                 permit, license and inspection fees, if any, on the basis of the fiscal year for which levied;

(vi)                              deposits on account with any utility company servicing a  Property to the extent transferred to Purchaser shall not be apportioned, but Seller shall receive a credit in the full amount thereof, including accrued interest, if any; and

(vii)                           any other operating expenses or other items pertaining to a Property which are customarily prorated between a purchaser and a seller of a similar property in the area in which such Property is located.

(b)                                 Notwithstanding anything contained in the foregoing provisions:

(i)                                     At Closing, (A) Sellers shall, at Sellers’ option, either deliver to Purchaser any security deposits actually held by Sellers pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases), and (B) Purchaser shall credit to the account of Sellers all refundable cash or other deposits posted with utility companies serving a Property, or, at Sellers’ option, Sellers shall be entitled to receive and retain such refundable cash and deposits. Sellers shall also transfer to Purchaser any security deposits that are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable, at the applicable Seller’s cost (including payment by such Seller on or before the Closing of any third party transfer fees and expenses); provided, however, if any of the SD Letters of Credit is not transferable, the applicable Seller shall request the tenant obligated under such SD Letters of Credit to cause a new letter of credit to be issued in favor of Purchaser in replacement thereof and in the event such a new letter of credit is not issued in

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favor of Purchaser by Closing, the applicable Seller shall at its cost pursue such replacement after Closing and the applicable Seller shall take all reasonable action, as directed by Purchaser and at such Seller’s expense, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Lease.

(ii)                                  Impositions shall be apportioned on the basis of the applicable tax year for which the same are assessed, imposed or charged, and otherwise in accordance with the provisions of this subsection.  If, as of the Closing, the Impositions for a Property for the applicable tax year in which the Closing Date occurs have not been finally determined, then (i) the apportionment made at the Closing shall be upon the basis of the most recent rates thereof determined at the maximum discount rate allowed in the applicable jurisdiction, and (ii) promptly after the Impositions for such Property are finally determined, such apportionment shall be recomputed. Refunds of Impositions received by either a Seller or Purchaser after the Closing shall be attributed to the applicable tax year to which they relate, and the following provisions shall apply: (i) any such refund of Impositions attributed to any applicable tax year ending prior to the Closing shall be belong to the applicable Seller (and if received by Purchaser shall be paid to the applicable Seller when received), subject to the rights of tenants under Leases; and (ii) any such refund of Impositions received by the applicable Seller or Purchaser attributed to the applicable tax year in which the Closing occurs (less reasonable attorneys’ fees and other expenses incurred in obtaining such refund), shall be apportioned between the applicable Seller and Purchaser, when received, as otherwise herein-above provided, subject to the rights of tenants under Leases.

(iii)                               Charges referred to in Section 4.4(a) hereof that are payable by any tenant under a Lease directly to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same.  If a Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall pay to such Seller an amount equal to all such charges so paid by such Seller if and when Purchaser receives payment of such amount from such tenant.

(iv)                              Sellers shall receive the entire advantage of any discounts for the prepayment by it of any taxes, water rates or sewer rents assessed during Sellers’ period of ownership of the Properties.

(v)                                 As to gas, electricity and other utility charges referred to in Section 4.4(a)(iv) hereof,  Sellers shall use reasonable efforts to obtain readings of meters measuring utility consumption at the Properties (other than utilities which are the responsibility of tenants under Leases in effect as of the Closing Date) for all periods through (and including) the date preceding the Closing Date.  Sellers shall pay, and be responsible, for all bills rendered on the basis of such readings.  If such readings are not obtained for any metered utility, then, at the Closing, apportionment shall be made on the basis of the most recent period for which such

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readings are available.  Upon the taking of subsequent actual readings, there shall be a recalculation of the applicable utility charges, and Sellers or Purchaser, as the case may be, shall promptly remit to the other party hereto any amounts to which such party shall be entitled by reason of such recalculation (with Sellers being obligated to pay all such utility charges pertaining to the period through the day prior to the Closing Date, and Purchaser being obligated to pay all such utility charges pertaining to the period thereafter). Unmetered water charges or sewer rents shall be apportioned on the basis of the charges therefor for the same period during the previous calendar year, but applying the current rate thereto.  As to any utility charges or sewer rents payable by tenants directly to the applicable utility company or municipality (as the case may be), Purchaser shall close title and accept the delivery of the deeds for the Properties subject to such unpaid charges and rents and any lien resulting therefrom, without credit against the Purchase Price or any claim or right of action against Sellers.  All non-transferable utilities will be terminated by Sellers at or prior to Closing.

(vi)                              Intentionally Omitted.

(vii)                           Sellers shall be responsible for all Leasing Costs (as hereinafter defined) that are payable by reason of (i) the execution of a Lease which occurs prior to the Effective Date (an “Existing Lease”), (ii) the exercise by a tenant of any renewal, extension, expansion or other option under an Existing Lease, which exercise occurs prior to the Effective Date, and (iii) any amendment of an Existing Lease entered into prior to the Effective Date. Purchaser shall be responsible for all Leasing Costs that are payable by reason of the execution by the applicable Seller, after the Effective Date, of any of the Leases described on Schedule 4 annexed hereto, if any such Lease is entered into at any time by the applicable Seller prior to Closing.  Except for the Leases described on Schedule 4, Purchaser and Sellers shall be responsible for all Leasing Costs that become due and payable as a result of (1) any Leases first entered into on or after the Effective Date (“New Leases”), (2) amendments to Leases entered into after the Effective Date to renew, extend, expand or otherwise amend Existing Leases or New Leases, and (3) the exercise by a tenant of any renewal, extension, expansion or other option under an Existing Lease, which exercise occurs on or after the Effective Date (all such Leasing Costs incurred with respect to each of the foregoing clauses (1), (2) and (3) being herein collectively called the “Shared Leasing Costs”), in each case prorated as follows: (i) Seller’s portion shall be equal to the Shared Leasing Costs times a fraction, the numerator of which shall be the amount of fixed rent due and payable during the term of such New Lease, amendment, renewal, extension or expansion described above, for the period commencing on the Effective Date and ending on the day immediately preceding the Closing Date, and the denominator of which shall be equal to the total amount of the fixed rent payable during the term of such New Lease, amendment, renewal, extension or expansion, and (ii) Purchaser’s portion shall be equal to the balance of the Shared Leasing Costs payable in respect of each such New Lease, amendment, renewal, extension or expansion described above (such amount being herein called “Purchaser’s Portion of Shared Leasing Costs”).  Purchaser shall

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assume the economic effect of any “free rent” or other rent concessions under any Lease pertaining to the period from and after the Closing.  For purposes hereof, “Leasing Costs” shall mean, with respect to a particular Lease, all capital costs, expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the construction obligations of the landlord under such Lease (including any expenses incurred for architectural or engineering services in respect of the foregoing), “tenant allowances” in lieu of or as reimbursements for the foregoing items, payments made for purposes of satisfying or terminating the obligations of the tenant under such Lease to the landlord under another lease (i.e., lease buyout costs), relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees and costs, in each case, to the extent the landlord is responsible for the payment of such cost or expense under the relevant Lease or any other agreement relating to such Lease.  If, as of the Closing Date, Sellers shall have paid any Leasing Costs for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Sellers therefore at Closing. Sellers shall pay (or cause to be paid), prior to Closing, or credit Purchaser at Closing (to the extent unpaid) all Leasing Costs for which any Seller is responsible pursuant to the foregoing provisions.

(viii)                        Unpaid and delinquent rent collected by a Seller or Purchaser after the date of Closing shall be delivered as follows: (a) if a Seller collects any unpaid or delinquent rent for a Property, such Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from a Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to the applicable Seller any such rent which the applicable Seller is entitled to hereunder relating to the period prior to the date of Closing.  Any rents collected by a Seller or Purchaser after the Closing from any tenant who owes rents for periods prior to the Closing shall be applied as follows: (i) first, in payment of rents owed by such tenant for the month in which the Closing Date occurs, (ii) second, in payment of rents then owed by such tenant for each month after the month in which the Closing Date occurs, until all then current periods have been paid in full, and (iii) third, in payment of rents owed by such tenant for all periods prior to the month in which the Closing Date occurs.  Each such amount, less any costs of collection (including reasonable attorney fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.  If any rents are collected by a Seller or Purchaser after the Closing, and the other party is entitled to receive all or any portion of such rent pursuant to this clause (viii), then such rents shall be held in trust by the collecting party for the benefit of such other party until such amount is paid over.  Purchaser will make a good faith effort after Closing to bill for and collect all rents in the usual course of Purchaser’s operation of the Property, but Purchaser shall not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents.  In no event shall Sellers’ Representative or any Seller have the right after the Closing

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to first commence an action or to pursue any action against any current tenants for delinquent amounts for which a Seller is entitled and are attributable to any period of time prior to the Closing Date.

(ix)                              If there are any rents or other charges under the Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements, percentage rent, operating expense and real estate taxes and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Sellers and Purchaser (in the manner provided for in Section 4.4(b)(viii) above) when received by a Seller or Purchaser, as applicable.  Without limiting the generality of the foregoing, to the extent that any portion of the rent (“Trued-Up Additional Rents”) payable under the Leases is required to be paid by the tenants thereunder in monthly or other installments on account of estimated amounts for any calendar year (or, if applicable, any other applicable accounting period), and at the end of such calendar year (or other applicable accounting period, as the case may be), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar year or other applicable accounting period, with the appropriate adjustments being made with such tenants, then the Trued-Up Additional Rents shall initially be prorated between Sellers and Purchaser at the Closing based on such estimated payments actually paid by such tenants.  At the time(s) of final calculation and collection from (or refund to) each tenant of the amounts in reconciliation of actual Trued-Up Additional Rents for a period for which estimated amounts paid by such tenant have been prorated as described above, there shall be a re-proration between the applicable Seller and Purchaser.  If, with respect to any such tenant, the recalculated Trued-Up Additional Rents exceed the estimated amount paid by such tenant, upon collection from the tenant the Seller and Purchaser shall allocate the collected sums among the following classifications: (i) to an applicable Seller for recalculated sums that are attributable to any pro-rated accounting period that expired prior to Closing and reflect costs incurred and paid by the applicable Seller; (ii) to Purchaser for recalculated sums that are attributable to any pro-rated accounting period that expired prior to Closing and reflects costs incurred but not paid by the applicable Seller (“Unpaid Costs”), provided Purchaser must pay the Unpaid Costs and provide proof of payment to the applicable Seller; and (iii) to Purchaser for recalculated sums that are attributable to any pro-rated accounting period that expired after Closing and reflect costs incurred by Purchaser.  If, with respect to any such tenant, the recalculated Trued-Up Additional Rents are less than the estimated amount paid by such tenant, (1) the entire shortfall (to the extent received by a Seller) shall be paid by such Seller to Purchaser (or, at such Seller’s option, directly to the tenant in question), if the accounting period for which such recalculation was made expired prior to the Closing and (2) such shortfall shall be apportioned between the applicable Seller and Purchaser as of the Closing Date, if the Closing occurred during the accounting period for which such recalculation was made, with the

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applicable Seller paying to Purchaser (or, at such Seller’s option, directly to the tenant in question) the portion of such shortfall so allocable to such Seller (to the extent received by such Seller).  If any amounts are collected by a Seller or Purchaser after the Closing, and the other party is entitled to receive all or any portion of such amounts pursuant to this clause (ix), then such amounts shall be held in trust by the collecting party for the benefit of such other party until such amount is paid over.  Purchaser and Sellers shall make their books and records (including, without limitation, any gross sales reports and other back-up documentation necessary to calculate percentage rent and other income and expenses) available to each other to the extent necessary in order to carry out the intent of the forgoing provisions and shall cooperate with each other in connection therewith.

(x)                                 If, after the Closing, any tenant commences an audit of rents or other charges charged to it under its Lease (a “Tenant Audit”) for periods, in whole or in part, prior to the Closing, or if any Tenant Audits that have been commenced prior to Closing have not been fully completed and resolved as of the Closing, then each of the Sellers and Purchaser shall be responsible after the Closing for providing information in its possession requested by tenants and otherwise cooperating with the other in the resolution of such Tenant Audits.  To the extent any tenants are due refunds as a result of such Tenant Audits, each applicable Seller shall pay such amounts as are attributable to the period of its ownership, and Purchaser shall pay such amounts as are attributable to the period of its ownership, of the Property.  To the extent any tenants are required to make additional payments as a result of such Tenant Audits, each applicable Seller shall be entitled to such amounts as are attributable to the period of its ownership, and Purchaser shall be entitled to such amounts as are attributable to the period of its ownership, of the Property.  If any amounts are collected by a Seller or Purchaser after the Closing, and the other party is entitled to receive all or any portion of such amounts pursuant to this clause (x), then such amounts shall be held in trust by the collecting party for the benefit of such other party until such amount is paid over.  Each of the Sellers and Purchaser shall make its books and records available after Closing to the other and to tenants per the terms of the Leases for the purposes of audit rights granted to such tenants.

(c)                                  If a post-Closing true-up is necessary, Purchaser shall work diligently with Sellers to finalize the prorations as soon as possible, but in no event later than one-hundred and eighty (180) days after the close of the applicable calendar year (or other applicable accounting period).  Purchaser shall be responsible for billing and collecting, if necessary, any amounts owed by tenants as a result of the true-up.  Any discrepancy resulting from any errors or omissions in computing the foregoing apportionments, at the Closing or upon any re-computation, shall be promptly corrected, so long as notice of same is given to the other party in writing within twelve (12) months of the Closing Date.

(d)                                 Sellers understand that Purchaser (or its permitted assignees) may be required to complete an audit of one or more of the Properties in accordance with U.S. Generally accepted accounting principles (GAAP) and that such audit(s) may be required to be filed with

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the U.S. Securities and Exchange Commission.  Sellers agree to provide any and all accounting records of Sellers relating to the Properties and which are necessary and reasonably required by Purchaser (or its permitted assignees) and its auditors to complete such audit(s) to the extent such records are in Sellers’ possession or reasonable control.

(e)                                  The provisions of this Section 4.4 shall survive Closing.

4.5                               Closing Costs.

(a)                                 Sellers shall pay the following:

(i)                                     the fees of any counsel representing it in connection with this transaction;

(ii)                                  one-half (1/2) of any escrow fee which may be charged by Escrow Agent unless Purchaser receives a refund of the Earnest Money in which case Sellers shall not be responsible for any portion of any escrow fee which may be charged by Escrow Agent;

(iii)                               the cost of all documentary stamp, deed recording and other transfer taxes, if any, incurred in connection with the sale of the Properties to Purchaser; and

(iv)                              the aggregate amount of all prepayment penalties and prepayment fees due and payable by each Seller in connection with the payoff at Closing of the existing loan secured by a mortgage, deed to secure debt or deed of trust encumbering the Premises.

(b)                                 Purchaser shall pay the following:

(i)                                     the fees of any counsel representing Purchaser in connection with this transaction;

(ii)                                  the cost of the any update or recertification of the Existing Surveys;

(iii)                               the fees for recording the deeds conveying the Properties to Purchaser or any other conveyance forms required to be recorded or filed under local law or custom;

(iv)                              one-half (1/2) of any escrow fees charged by Escrow Agent unless Purchaser receives a refund of the Earnest Money in which case Purchaser shall be responsible for the entire portion of any escrow fee which may be charged by Escrow Agent; and

(v)                                 all costs (including title insurance premiums) relating to procurement of the Title Commitments and/or the Title Policies and any requested endorsements, whether owner’s or lender endorsements.

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(c)                                  All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.6                               Conditions Precedent to Obligation of Purchaser.  The obligation of Purchaser to consummate the transaction hereunder shall be subject only to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a)                                 All of the representations and warranties of Sellers contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement, including, without limitation, under Section 4.2(i)).

(b)                                 Seller shall have performed and observed, in all material respects, all material covenants and agreements of this Agreement to be performed and observed by Seller under this Agreement, including executing and delivering each of the documents to be executed and delivered by Seller pursuant to the terms of Section 4.2 hereof.

(c)                                  The Tenant Estoppel Condition (as hereinafter defined) shall be satisfied.

(d)                                 The REA Estoppel Condition (as hereinafter defined) shall be satisfied.

(e)                                  At no time on or before the Closing Date shall any of the following have been done by, against or with respect to any of the Sellers: (a) the commencement of a case under Title 11 of the U.S. Code or under any other applicable federal or state bankruptcy or similar law; (b) the appointment of a trustee or receiver of any property interest; (c) an assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; (e) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (f) a dissolution or liquidation.

(f)                                   At no time between the date that the Inspection Period expires and the Closing Date shall any of the following been done by, against, or with respect to the tenants under five (5) or more of the Leases set forth on Schedule 7 attached hereto (i) the commencement of a case under Title 11 of the U.S. Code or under any other applicable federal or state bankruptcy or similar law, (ii) the appointment of a trustee or receiver of any property interest, (iii) an assignment for the benefit of creditors; or (iv) an attachment, execution or other judicial seizure of a substantial property interest of such tenant (for example, if Publix were to file for bankruptcy after the Inspection Period has expired, that would constitute a filing under three (3) of the Leases set forth on Schedule 7).

(g)                                  Subject to Purchaser’s payment of all costs relating to the procurement of the Title Policies, the Title Company shall have issued, or shall be ready, willing and irrevocably committed to issue, the Title Policy for each Property to Purchaser at Closing, subject to the Permitted Exceptions.

(h)                                 No event or condition shall exist that, pursuant to the express provisions of this Agreement, would allow Purchaser to terminate this Agreement.

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If any condition set forth in this Section 4.6 is not met, Purchaser may (x) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, (y) terminate this Agreement and receive a return of the Earnest Money  from the Escrow Agent or (z) if such failure constitutes a default by Sellers of their covenants hereunder, exercise any of its remedies pursuant to Section 6.2.  Notwithstanding the foregoing, if Purchaser gives such a termination notice due to the fact that the representations and warranties of Sellers contained in this Agreement are not be true and correct in all material respects as of the date of Closing as provided in (and subject to the terms of) clause (a) above, Sellers shall have the option (in their sole discretion) (i) to rescind Purchaser’s termination of this Agreement and adjourn the Closing for a period not to exceed ten (10) days beyond the then scheduled Closing Date in order to make the misrepresentation(s) in question not materially inaccurate, and/or (ii) if such misrepresentation(s) can be cured or made not materially inaccurate by the payment of a sum of money, to agree to pay or credit Purchaser such sum of money at the Closing (in which event such termination notice shall be rescinded and, except for the payment or credit of such sum of money, Seller shall have no further liability on account of such misrepresentation nor shall Purchaser have any right to terminate this Agreement on account thereof).

Without limiting the generality of the foregoing (and notwithstanding anything to the contrary contained in this Agreement), Purchaser acknowledges and agrees that Purchaser’s obligation to close the purchase and sale of the Properties as contemplated hereunder is not conditioned on (i) except as otherwise set forth in Section 4.6(f), any of the Leases set forth on the Lease Schedule being in full force or effect (or the non-existence of any default thereunder), provided that the foregoing shall not be deemed to modify Purchaser’s right to terminate this Agreement as a result of Sellers’ failure to satisfy the Tenant Estoppel Condition, (ii) any Property Contract being in full force or effect (or the non-existence of any default thereunder), (iii) Purchaser obtaining financing in any form, or (iv) any other matter not expressly specified in this Section 4.6.

4.7                               Conditions Precedent to Obligation of Seller.  The obligation of Sellers to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Sellers in their sole discretion:

(a)                                 Sellers shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

(b)                                 All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

(c)                                  Purchaser shall have performed and observed, in all material respects, all material covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date,  including executing and delivering each of the documents to be executed and delivered by Purchaser pursuant to the terms of Section 4.3 hereof.

(d)                                 At no time on or before the Closing Date shall any of the following have been done by, against or with respect to Purchaser: (a) the commencement of a case under Title

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11 of the U.S. Code or under any other applicable federal or state bankruptcy or similar law; (b) the appointment of a trustee or receiver of any property interest; (c) an assignment for the benefit of creditors; (d) an attachment, execution or other judicial seizure of a substantial property interest; (e) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (f) a dissolution or liquidation.

(e)                                  No event or condition shall exist that, pursuant to the express provisions of this Agreement, would allow a Seller to terminate this Agreement.

If any condition set forth in this Section 4.7 is not met, Sellers may (x) waive any of the foregoing conditions and proceed to Closing on the Closing Date, (y) terminate this Agreement or (z) if such failure constitutes a default by Purchaser, exercise any of its remedies pursuant to Section 6.1.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1                               Representations and Warranties of Sellers.  Except for any fact, information or condition disclosed to Purchaser or otherwise known by Purchaser prior to the Closing, each Seller, individually and severally with respect only to itself and its Property, represents and warrants to Purchaser the following:

(a)                                 Organization and Authority. Each Seller is a duly organized and validly existing under the laws of the State of Delaware. Each Seller has the full right, power and authority to enter into this Agreement and to transfer all of the Property to be conveyed by such Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by such Seller.  The person signing this Agreement on behalf of each Seller is authorized to do so.

(b)                                 Pending Actions.  Except as set forth on Schedule 2 annexed hereto, each Seller has not received any written notice of any litigation pending against such Seller’s Property which, if adversely determined against such Seller, would individually or in the aggregate have a material adverse effect on title to such Seller’s Property or any portion thereof or which would in any material way interfere with the consummation by such Seller of the transaction contemplated by this Agreement.  Further, except as set forth on Schedule 2 annexed hereto, each Seller has not received written notice of any, and, to each Seller’s knowledge, there is no, litigation, arbitration, mediation, action, suit or investigation pending, or to each Seller’s knowledge, threatened against such Seller’s Property which, if adversely determined against such Seller, would individually or in the aggregate have a material adverse effect on such Seller’s Property, or the operation thereof, either directly or indirectly.

(c)                                  Leases.  Except for the Leases set forth on the Lease Schedule, there are no leases or occupancy agreements to which a Seller is a party affecting each Property.  Each Seller has heretofore delivered or made available to Purchaser a true and correct copy of each Lease (including all amendments thereto) that is in such Seller’s possession or reasonable control.  Except as set forth on the Lease Schedule or the rent rolls or the arrearage reports

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attached hereto as Schedule 3, (i) the Leases have not been modified in any material respect, (ii) no security deposit has been furnished under any Lease, (iii) no fixed rent has been prepaid more than one month in advance under any of the Leases, (iv) no Seller has given or received any default notice under any of the Leases (excluding any default notices as to which the default referenced therein has been, or is currently being, cured), (v) no Seller is in material default under any of the Leases, and to each Seller’s knowledge, no tenant under any of the Leases is in material default of such tenant’s obligations under its Lease, (vi) there are no brokerage commissions due and payable with respect to any of the Leases and (vii) as of the date set forth in the arrearage reports attached hereto as Schedule 3, all rents (base, additional and percentage) are being paid and are current.  The information on the rent rolls attached hereto as Schedule 3 is true and correct in all material respects; provided, however, that if there is any discrepancy between the information contained in Schedule 3 and the terms and provisions of any of the Leases, Seller shall not be deemed to have breached the representation contained in this sentence by reason of such discrepancy (nor shall Purchaser otherwise have any rights or remedies hereunder on account of such discrepancy).  Each Seller is the lessor or landlord or the successor lessor or landlord under the Leases in effect with respect to such Seller’s Property.  Except as set forth in the Lease Schedule or in Schedule 3, there are no outstanding Leasing Costs or other uncompleted contractual obligations of a Seller to Tenants of such Seller’s Property to build out, repair or remodel the Seller’s Property, other than those that the Sellers are obligated to pay for pursuant to Section 4.4(b)(vii).  For purposes of Section 5.1(c)(v), a default under a Lease shall be deemed to be “material” if Purchaser can reasonably demonstrate that the cost to remediate such default is more than Fifty Thousand  Dollars ($50,000.00).

(d)                                 Condemnation.  No Seller has received written notice of any pending condemnation proceedings relating to a Property or, to Seller’s knowledge, any threatened condemnation proceedings.

(e)                                  Property Contracts.  Each Seller has heretofore delivered or made available to Purchaser a true and correct copy of each Property Contract (including all material amendments thereto) that is in such Seller’s possession or reasonable control.

(f)                                   FIRPTA.  Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

(g)                                  Violations.  As of the Effective Date, to each Seller’s knowledge, no Seller has received from any governmental authority written notice of any violation of any Applicable Laws pertaining to such Seller’s Property which remains uncured.

(h)                                 Bankruptcy.  Each Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of such Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of such Seller’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

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(i)                                     Tax Appeals.  Except as may be set forth on Schedule 5 attached hereto and made a part hereof, each Seller has not filed (nor has anyone on behalf of Seller so filed) any notices of protests against or commenced any action to review, real property tax assessments against such Seller’s Property, which remain outstanding or are pending.

(j)                                    Performance Bonds.  To each Seller’s knowledge, there are no performance, payment, maintenance, or other bonds outstanding or due to be posted to any state or local government with respect to the development or operation of such Seller’s Property or the roads or utilities serving the same, other than the types of matters billed for on the annual real estate tax bill for such Seller’s Property.

(k)                                 OFAC.  Each Seller represents and warrants that (a) Seller and, to Seller’s actual knowledge, each person or entity owning an interest in Seller is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an “Embargoed Person,” (b) to Seller’s actual knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), and (c) to Seller’s actual knowledge, no Embargoed Person has any interest of any nature whatsoever in Seller (whether directly or indirectly). The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder.  Notwithstanding the foregoing, each of the representations contained in this clause (k) shall not apply to any person, entity or government (x) having a ten percent (10%) or less direct or indirect interest in a Seller, (y) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a person, entity or government or (z) who is an “employee pension benefit plan” or “pension plan” as defined in Section 3(2) of the U.S. Employee Retirement Income Security Act of 1974, as amended.

(l)                                     Renaissance Lease Purchase Contract.  The Renaissance Lease Purchase Contract (as hereinafter defined) is in full force and effect and, to Hunter’s Creek Seller’s knowledge, neither Hunter’s Creek Seller nor the purchaser thereunder are in default of any terms thereof.

(m)                             Threaten Litigation Disclosure.  Sellers have furnished to Purchaser all documents and information that Sellers believe are material to the potential litigation matter disclosed in Schedule 2 attached hereto.  The documents and information provided by Sellers to Purchaser accurately describe the nature and substance of the dispute underlying the potential litigation matter disclosed in Schedule 2 attached hereto.

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5.2                               Knowledge Defined.  References to the “knowledge” of a Seller (or words of similar import) shall refer only to the actual knowledge of the Designated Representatives, without any duty to investigate, and shall not be construed, by imputation or otherwise, to refer to the knowledge of a Seller, or any affiliate of a Seller, to any property manager, or to any other officer, agent, manager, representative or employee of a Seller or any affiliate thereof or to impose upon the Designated Representatives any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, or to impose any liability on the Designated Representatives. As used herein, the term “Designated Representatives” shall refer to the following persons: Paul Wasserman and Eric Schub.

5.3                               Limitations on Sellers’ Representations and Warranties.  The representations and warranties of Sellers set forth in Section 5.1 hereof, as updated by the certificate of Sellers to be delivered to Purchaser at Closing in accordance with Section 4.2(i) hereof, shall survive Closing for a period of nine (9) months.  No post-Closing claim for a breach of any representation or warranty of a Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than Two Hundred Fifty Thousand  Dollars ($250,000.00), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Sellers’ Representative prior to the expiration of said nine (9) month survival period and an action shall have been commenced by Purchaser against the applicable Seller prior to the expiration of said nine (9) month survival period.  Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases and any guaranties relating thereto, prior to seeking recovery from Sellers, and Sellers shall not be liable to Purchaser if, and to the extent, Purchaser’s claim is satisfied from such insurance policies, service contracts or the Leases (including guaranties).  Notwithstanding anything to the contrary contained herein, at law or in equity, in no event shall Sellers’ aggregate liability to Purchaser under this Agreement, including, without limitation, a breach of any representation or warranty of a Seller in this Agreement or the certificate to be delivered by Sellers at Closing pursuant to Section 4.2(i) hereof, exceed Six Million Dollars ($6,000,000.00).

5.4                               Certain Pre-Closing Covenants.

(a)                                 General Operations.  From the Effective Date hereof until the Closing or earlier termination of this Agreement, Sellers shall use reasonable efforts to operate and maintain the Properties in a manner generally consistent with the manner in which Sellers have operated and maintained the Properties prior to the date hereof, including, without limitation, the continuation of ongoing leasing activities at the Properties; provided, however, that Sellers shall have no obligation whatsoever to make any capital expenditures or alterations to the Properties.  From and after the Effective Date and until the Closing, Sellers shall, at their expense, continue to maintain the insurance policies covering the Improvements which are currently in force and effect.

(b)                                 Tenant Estoppel Certificates.

(i)  The capitalized terms set forth below shall have the following meanings:

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“Major Tenant” shall mean a tenant leasing not less than 10,000 rentable square feet within the Improvements at a Property pursuant to a Lease.

“Qualifying Estoppel Certificate” shall mean, with respect to any Lease, a Tenant Estoppel Certificate that, as completed by the holder of the tenant’s interest under such Lease, does not contain any information that is inconsistent, in any material and adverse respect, with the representations of Seller set forth in this Agreement, including, without limitation, the representation set forth in Section 5.1(c)(v).

“REA Estoppel Certificate” shall mean with respect to any declarations, covenants, reciprocal easement agreements or other similar agreements of record against a Property (collectively, the “REA Agreements”), an estoppel certificate which (i) confirms the material terms of the payment of certain costs, including, but not limited, to assessments and common area maintenance charges due from any party to each such REA Agreement and (ii) confirms the absence of any material defaults by the applicable Seller and the other applicable parties thereto as of the date thereof; provided, however, that if such REA Agreement prescribes the form and/or content of an estoppel certificate to be delivered by a party thereunder, then (notwithstanding the foregoing) the term “REA Estoppel Certificate” shall mean, with respect to such REA Agreement, an estoppel certificate in the form and/or containing the content so prescribed by such REA Agreement.

“Tenant Estoppel Certificate” shall mean with respect to any Lease, an estoppel certificate substantially in the form of Exhibit I annexed hereto; provided, however, that if such Lease prescribes the form and/or content of an estoppel certificate to be delivered by the tenant thereunder, then (notwithstanding the foregoing) the term “Tenant Estoppel Certificate” shall mean, with respect to such Lease, an estoppel certificate in the form and/or containing the content so prescribed by such Lease.

(ii)  Sellers shall use commercially reasonable efforts (but without the obligation to expend material sums of money, incur material liability, provide any financial accommodations or commence any litigation) to obtain and deliver to Purchaser prior to Closing, Qualifying Estoppel Certificates signed by (A) each Major Tenant and (B) each tenant that is not a Major Tenant (each a “Non-Major Tenant”) at each Property, such that Purchaser shall have received Qualifying Tenant Estoppel Certificates, on a Property by Property basis, from Non-Major Tenants leasing in the aggregate not less than seventy-five percent (75%) of the leased rentable area of the Improvements under Leases to Non-Major Tenants as of the Effective Date (collectively, the “Tenant Estoppel Condition”).  Notwithstanding anything to the contrary contained in this Agreement, upon delivery of a Qualifying Estoppel Certificate, Sellers shall be entirely released from any liability under Seller’s representations (including, without limitation, any update of the representations) concerning the information contained in such Qualifying Estoppel Certificate, to the extent such information is consistent with, or more favorable than, the information contained in Sellers’ representations.

(iii)  Notwithstanding the foregoing, if a Seller obtains Qualifying Tenant Estoppel(s) from Non-Major Tenants leasing more than sixty percent (60%) of the leased rentable area of the Improvements under Leases to Non-Major Tenants as of the Effective Date, but less than seventy five percent (75%) of such leased rentable area, then in order to satisfy the

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Tenant Estoppel Condition, such Seller shall have the right, but not the obligation, to deliver to Purchaser a certificate from such Seller pursuant to which such Seller certifies to Purchaser (as of the Closing Date) as to the matters that would have been set forth in the applicable Tenant Estoppel had such Tenant Estoppel Certificate been executed by the applicable Non-Major Tenant.  In such event, such certificate from such Seller shall constitute a “Qualifying Estoppel Certificate” for all purposes hereof. Any such certificate of Seller shall survive for nine (9) months following the Closing Date; provided, however, that if (x) at any time prior to the expiration of such nine (9) month period either Seller or Purchaser receives a Tenant Estoppel Certificate from the tenant covered in any such Seller’s certificate, and (y) the statements set forth in such Tenant Estoppel Certificate are not inconsistent, in any material respect, with the statements set forth in the corresponding Seller’s certificate, then such Seller’s certificate shall be returned to Seller and shall be deemed null and void and of no further force or effect.  Notwithstanding the foregoing, in no event shall a Seller be entitled to provide a Seller’s certificate in lieu of a Tenant Estoppel Certificate with respect to any Major Tenant.

(iv)                              Sellers shall use commercially reasonable efforts (but without the obligation to expend material sums of money, incur material liability, provide any financial or other accommodations or commence any litigation) to obtain and deliver to Purchaser prior to Closing, REA Estoppel Certificates with respect to each REA Agreement set forth on Schedule 6, signed by the applicable owner’s association, declarant and/or, to the extent applicable, each of the other parties thereto (the “REA Estoppel Condition”).  Notwithstanding the foregoing, if after good faith efforts, a Seller is unable to obtain any such REA Estoppel Certificate, the Seller of the Property for which the REA Agreement is applicable shall have the right, but not the obligation, to deliver to Purchaser a certificate from such Seller pursuant to which such Seller certifies to Purchaser (as of the Closing Date) as to those matters that would have been set forth in the applicable REA Estoppel Certificate had such REA Estoppel Certificate been executed by the applicable parties.  In such event, such REA Estoppel Certificate from such Seller shall be deemed to satisfy the REA Estoppel Condition for all purposes hereof.  Any such certificate of Seller shall survive for nine (9) months following the Closing Date; provided, however, that if (x) at any time prior to the expiration of such nine (9) month period either Seller or Purchaser receives a REA Estoppel Certificate from the applicable parties covered in any such Seller’s certificate, and (y) the statements set forth in such REA Estoppel Certificate are not inconsistent, in any material respect, with the statements set forth in the corresponding Seller’s certificate, then such Seller’s certificate shall be returned to Seller and shall be deemed null and void and of no further force or effect.

(c)                                  Leasing.  Commencing on the Effective Date and ending on the date that is five (5) days before the expiration of the Inspection Period, Sellers may enter into New Leases, and terminate, renew and/or make modifications to the Leases without the approval of Purchaser, provided that Sellers’ Representative provides Purchaser with a copy of each such New Lease, Lease modification, renewal and/or termination (together with a summary of all Leasing Costs payable with respect thereto), at least five (5) days before the expiration of the Inspection Period.  Between the date which is five (5) days before the expiration of the Inspection Period and the Closing, provided that Purchaser is not in default under this Agreement, Sellers shall not enter into any renewal, modification or termination of any Lease (other than (i) pursuant to a Contingent Exercise Event (as hereinafter defined) or (ii) a termination of Lease as a result of a default by the tenant thereunder), or enter into any New Lease, without Purchaser’s prior written

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consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.  A copy of any renewal, modification or termination (other than pursuant to a Contingent Exercise Event or a termination of Lease as a result of a default by the tenant thereunder) or any New Lease that a Seller wishes to execute between the date which is five (5) days before the expiration of the Inspection Period and the date of Closing will be submitted to Purchaser prior to execution by such Seller.  Purchaser agrees to notify Sellers’ Representative in writing, within five (5) Business Days after its receipt of any such proposed renewal, termination or modification of a Lease or a New Lease, of either Purchaser’s approval or disapproval thereof (and any disapproval by Purchaser must specify in detail the reasons for such disapproval).  If Purchaser fails to notify Sellers’ Representative in writing of its approval or disapproval thereof within the five (5) Business Day time period required by the immediately preceding sentence (time being of the essence with respect thereto), then such failure shall be deemed to be the approval by Purchaser of the proposed New Lease or renewal, modification or termination of a Lease, as the case may be.   For purposes hereof, the term “Contingent Exercise Event” shall mean the exercise by a tenant, after the Effective Date, of any rights of such tenant (such as renewal rights, extension rights, expansion rights, first offer rights, rights of first refusal, and termination rights) under such tenant’s Lease.  Purchaser acknowledges that it shall not have any approval rights over any renewal, extension, expansion or other modification of a Lease that is entered into by any Seller as a result of a Contingent Exercise Event; provided that if any Contingent Exercise Event that is to go into effect between the date which is five (5) days before the expiration of the Inspection Period and the date of Closing requires any Seller to negotiate with any tenant with respect to any material lease terms (including any determination of “market rate” rent to be paid, refurbishment or tenant improvement allowance determinations, etc.) in connection with such renewal, extension, expansion or other modification, such Seller shall provide written notice of such material lease terms to Purchaser for its review and approval in accordance with the time periods for Purchaser’s approval set forth herein for new Leases, renewals, modifications or terminations which are not Contingent Exercise Events.

(d)                                 Property Contracts.  None of the Sellers guarantee or undertake that any of the Property Contracts will be in effect as of the Closing.  Each Seller reserves the right to modify or terminate any existing Property Contract, or enter into new service contracts with respect to such Seller’s Property, provided that such existing Property Contract (or such new service contract, as the case may be) is terminable on not more than thirty (30) days prior notice without payment of any premium or penalty (unless Seller, in its sole discretion, agrees to pay the premium or penalty).  Purchaser hereby agrees to accept and assume, at Closing, all of the Property Contracts (as well as any new service contracts that are entered into in accordance with this Section 5.4(d)) that are in effect as of the Closing Date, subject to and in accordance with the provisions, terms and conditions of the agreement annexed hereto as Exhibit G.  Notwithstanding anything to the contrary contained herein, each property management agreement and any leasing agreements or commission agreements in affect with respect to a Property shall be terminated by Seller, at Seller’s sole cost and expense, on or before the Closing Date.

(e)                                  Renaissance Lease Purchase Option.  Hunter’s Creek Seller (as such term is defined in the Seller Information Schedule) has advised Purchaser that, pursuant to that certain Ground Lease between Hunter’s Creek Seller, as landlord, and Renaissance Charter School, Inc., as Tenant, dated March 22, 2013 (as amended, the “Renaissance Lease”), Red Apple Development, LLC has exercised its right to purchase the premises demised under the

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Renaissance Lease, upon the terms and conditions set forth in the Renaissance Lease and in the Agreement for Purchase and Sale attached as Exhibit F thereto (as amended, the “Renaissance Lease Purchase Contract”). The premises demised under the Renaissance Lease are more particularly described in the Renaissance Lease Purchase Contract (the “Renaissance Lease Premises”).  Further, pursuant to that certain Assignment of Agreement of Purchase and Sale, Red Apple Development, LLC has assigned all of its right, title and interest in and to the Renaissance Lease Purchase Contract to Red Apple At Town Center, LLC (the “Renaissance Premises Purchaser”).  Purchaser hereby acknowledges receipt of a copy of the Renaissance Lease and the Renaissance Lease Purchase Contract. Hunter’s Creek Seller hereby agrees to use commercially reasonable efforts to comply with and perform any and all of its material obligations under the Renaissance Lease Purchase Contract which are required to be performed by it prior to the Closing Date.  In connection therewith, Sellers and Purchaser hereby agree as follows:

(i)                                     If the closing of the sale of the Renaissance Lease Premises pursuant to the terms of the Renaissance Lease and the Renaissance Lease Purchase Contract occurs prior to or concurrently with the Closing, then Sellers and Purchaser shall proceed to the Closing of the purchase and sale of the Properties on the same terms and conditions contained in this Agreement, provided, however, this Agreement automatically shall be deemed to be modified as follows:¨

(1) the Renaissance Lease Premises shall no longer be deemed part of the Hunter’s Creek Property and the legal description of the Hunter’s Creek Property set forth in Exhibit A-4 attached hereto shall be modified to exclude the Renaissance Lease Premises;

(2) the portion of the Purchase Price allocated to the Hunter’s Creek Property in Seller’s Information Schedule shall be reduced by Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00) and, accordingly, the Purchase Price shall be reduced by such amount;

(3) at Closing, Hunter’s Creek Seller shall assign to Purchaser all of Hunter’s Creek Seller’s right, title and interest under the Right of First Refusal Agreement (as such term is defined in the Renaissance Lease Purchase Contract) pursuant to an assignment agreement in the form of Exhibit J-1 attached hereto (the “Assignment of Hunter’s Creek Right of First Refusal”), as such form may need to be modified for the purposes of being recorded in the applicable county in which the Renaissance Lease Premises are located;

(4)  Hunter’s Creek Seller shall be entitled to receive all sale proceeds as a result of the sale of the Renaissance Lease Premises and Purchaser shall not be entitled to receive any portion thereof; and

(5)  except for the Assignment of Hunter’s Creek Right of First Refusal, Seller and Purchaser shall no longer have any further rights,

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obligations or liabilities hereunder to each other with respect to the Renaissance Lease or the Renaissance Lease Premises.

(ii)                                  If the closing of the sale of the Renaissance Lease Premises pursuant to the terms of the Renaissance Lease and the Renaissance Lease Purchase Contract has not occurred prior to or concurrently with the Closing, then (x) Sellers and Purchaser shall proceed to the Closing of the purchase and sale of the Properties (including the Renaissance Lease Premises) on the same terms and conditions contained in this Agreement without reduction of or offset against the Purchase Price as a result thereof and (y) at Closing, Hunter’s Creek Seller shall assign to Purchaser, and Purchaser shall assume from Hunter’s Creek Seller, all of Hunter’s Creek Seller’s right, title and interest, as seller, in and to the Renaissance Lease Purchase Contract pursuant to an assignment and assumption agreement in the form of Exhibit J-2 attached hereto (the “Assignment of the Renaissance Lease Purchase Contract”).  If required under the Renaissance Lease Purchase Contract, Hunter’s Creek Seller shall obtain the Renaissance Lease Purchaser’s consent to the assignment to, and assumption by, Purchaser of the Renaissance Lease Purchase Contract,

(iii)                               Sellers have advised Purchaser that (A) the legal description for the Renaissance Lease Premises set forth on Exhibit J to the Renaissance Lease is not the same as the legal description set forth in the Renaissance Lease Purchase Contract and (B) the current legal description on file with the Orange County Property Appraiser’s Office under the tax parcel identification number for the Renaissance Lease Premises is incorrect.  Sellers have further advised Purchaser that the Orange County Property Appraiser’s Office has advised the Hunter’s Creek Seller that once the deed to convey the Renaissance Lease Premises has been recorded, the Orange County Property Appraiser’s Office will adjust the tax parcel identification number for the Renaissance Lease Premises to reflect the new legal description.

(f)                                   Publix ROFO.  Clay Seller (as such term is defined in the Seller Information Schedule) has advised Purchaser that pursuant to that certain Lease Agreement dated January 17, 2003 between Colonial Realty Limited Partnership, as landlord, and Publix Alabama, LLC (“Publix”), as tenant (as amended, the “Publix Lease”), if Clay Seller decides to sell the Clay Property (as such term is defined in the Seller Information Schedule), then the following shall apply:  (i) Clay Seller must first offer to sell the Clay Property to Publix (the “Publix ROFO”), (ii) Publix has 30 days from receipt of such offer to exercise the Publix ROFO and elect to buy the Clay Property, and (iii) if Publix has not exercised the Publix ROFO within such 30 day period, then Publix shall be deemed to have waived its rights to purchase the Clay Property pursuant to such offer.  In connection therewith, Sellers and Purchaser agree that:

(i)  not later than ten (10) Business Days after the Effective Date, Clay Seller shall deliver a written notice to Publix, pursuant to which Clay Seller shall offer to sell the Clay Property (but not the other Properties) to Publix for a price not less than the portion of the Purchase Price allocated to the Clay Property pursuant to, and in accordance with, the terms of Section 1.4 (such allocated

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portion of the Purchase Price being herein called the “Clay Property Purchase Price”) and otherwise on all of the same material terms and conditions set forth in this Agreement that are applicable to the Clay Property (which shall include a deposit and an additional deposit equal to the amount of the Deposit and the Additional Deposit, respectively, times a fraction, the numerator of which is equal to the Clay Property Purchase Price and the denominator of which is equal to the Purchase Price);

(ii)  If Publix (x) does not exercise the Publix ROFO in accordance with the terms of the Publix Lease, (y) exercises the Publix ROFO but fails to enter into a contract of sale for the Clay Property or (z) enters into a contract of sale for the Clay Property but such contract is not in full force and effect at the Closing, then Clay Seller shall continue to be obligated to sell, and Purchaser shall continue to be obligated to purchase, the Clay Property pursuant to the terms of this Agreement.  In such event, Clay Seller shall use commercially reasonable efforts (without any obligation to commence any legal action or proceeding) to obtain a written acknowledgement from Publix that Publix has waived its right to purchase the Clay Property under the Publix ROFO on the terms set forth in the notice described in clause (i) above;

(iii)  if Publix (x) exercises the Publix ROFO in accordance with the terms of the Publix Lease and enters into a contract of sale with Clay Seller to purchase the Clay Property (the “Clay Property Contract”), which Clay Property Contract shall be subject to the prior review and approval of Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed, (y) the Clay Property Contract is in full force and effect on the Closing Date and (z) the closing of the sale of the Clay Property pursuant to the terms of the Clay Property Contract has not occurred prior to or concurrently with the Closing, then (x) Sellers and Purchaser shall proceed to the Closing of the purchase and sale of all of the Properties (including the Clay Property) on the same terms and conditions contained in this Agreement without reduction of or offset against the Purchase Price and (y) at Closing, Clay Seller shall assign to Purchaser, and Purchaser shall assume from Clay Seller, all of Clay Seller’s right, title and interest, as seller, in and to the Clay Property Contract pursuant to an assignment and assumption agreement in the form of Exhibit K attached hereto (the “Assignment of the Clay Property Contract”); and

(iv) if Publix exercises the Publix ROFO in accordance with the terms of the Publix Lease and the closing of the sale of the Clay Property pursuant to the terms of the Clay Property Contract occurs prior to or concurrently with the Closing, then the following shall apply:  (1) the Clay Property shall no longer be included within the definition of “Properties”, (2) Clay Seller shall no longer be deemed to be a party to this Agreement; (3) all references in this Agreement to the Clay Property and Clay Seller shall be deemed to have been deleted from this Agreement (including without limitation the Seller’s Information Schedule relating to the Clay Property), and (4) the Purchase Price shall be reduced by an amount equal to the Clay Property Purchase Price.  Accordingly, upon the sale of

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the Clay Property by Clay Seller pursuant to the Clay Property Contract, Clay Seller shall have no further obligation under this Agreement to sell, and Purchaser shall have no further obligation under this Agreement to purchase, the Clay Property.

(g)                                  Trussville I Outparcels.

(i)                                     Trussville I Seller (as such term is defined in the Seller Information Schedule) has advised Purchaser that the two (2) parcels designated as “Lot 1 Outparcel” (the “Lot 1 Outparcel”) and as “Lot 4 Outparcel” (the “Lot 4 Outparcel”, and together with the Lot 1 Outparcel, collectively, the “Trussville I Outparcels” and, each a “Trussville I Outparcel”) in the legal description for the Trussville I Property set forth in Exhibit A-2 attached hereto were inadvertently excluded from the transfer of the Trussville I Property at the time the Trussville I Seller purchased the Trussville I Property.  Notwithstanding the foregoing, subject to the terms set forth in clause (iii) below, the Trussville I Outparcels are included in the definition of the “Properties” and, between the Effective Date and the Closing, all of the terms and conditions of this Agreement shall be deemed to apply to the Trussville I Outparcels as if the Trussville I Seller is the owner of the Trussville I Outparcels.

(ii)                                  Between the Effective Date and the Closing, Trussville I Seller shall, at its sole cost and expense, use diligent good faith efforts to cause the fee owner of the Trussville Outparcels to convey the Trussville Outparcels to Trussville I Seller (but without the obligation to expend material sums of money, provide any financial accommodations or commence any litigation).  If, on or before the Closing, either or both of the Trussville I Outparcels are conveyed to Trussville I Seller, then Trussville I Seller shall continue to be obligated to sell, and Purchaser shall continue to be obligated to purchase, such Trussville I Outparcel(s) pursuant and subject to the terms of this Agreement as if the Trussville I Seller was the owner of such Trussville I Outparcel(s) as of the Effective Date.

(iii)                               If either or both of the Trussville I Outparcel(s) are not conveyed to Trussville I Seller at or prior to the Closing, Sellers and Purchaser agree as follows:

(1)                                 (x) such Trussville I Outparcel(s) that is not conveyed to Purchaser at or prior to the Closing shall no longer be included within the definition of “Properties”, (y) the legal description of the Trussville I Property set forth in Exhibit A-2 attached hereto shall be modified to exclude therefrom such Trussville I Outparcel(s) and (z) Trussville I Seller shall have no obligation to sell such Trussville I Outparcel(s) to Purchaser except as provided under the terms of this Section 5.4(g)(iii) and pursuant to, and in accordance with, the terms of the Trussville I Property Escrow Agreement;

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(2)                                 Sellers and Purchaser shall proceed to the Closing of the purchase and sale of all of the Properties (excluding such Trussville I Outparcel(s) that had not been conveyed to Trussville I Seller at or prior to the Closing) on the same terms and conditions contained in this Agreement without reduction of or offset against the Purchase Price; provided, however, there shall be no adjustments or prorations with respect to such Trussville I Outparcel(s) that has not been conveyed to Trussville I Seller at or prior to the Closing;

(3)                                 at the Closing, pursuant to and, in accordance with, the terms and provisions of an escrow agreement to be entered into at the Closing by and among Trussville I Seller, Purchaser and the Escrow Agent on the terms set forth in Section 5.4(g)(iv) and otherwise in form and substance reasonably acceptable to Trussville I Seller and Purchaser (the “Trussville I Outparcel Escrow Agreement”), Trussville I Seller and Purchaser shall direct the Escrow Agent to hold back in escrow a portion of the Purchase Price allocated to the Trussville I Property in the following manner: (x) if the Lot 1 Outparcel has not been conveyed to the Trussville I Seller at or prior to the Closing, then an amount equal to $928,571.00 shall be held back in escrow and (y) if the Lot 4 Outparcel has not been conveyed to the Trussville I Seller at or prior to the Closing, then an amount equal to $1,085,714.00 shall be held back in escrow (the “Trussville I Outparcel Escrow Funds”);

(4)                                 for a period of one-hundred and twenty (120) days following the Closing Date (the “Trussville I Outparcel Survival Period”), Trussville I Seller shall, at its sole costs and expense, continue to use diligent good faith efforts to cause the fee owner of the Trussville Outparcels to have the Trussville Outparcel(s) conveyed to Trussville I Seller (but without the obligation to expend material sums of money, provide any financial accommodations or commence any litigation);

(5)                                 if, during the Trussville I Outparcel Survival Period, either or both of the Trussville I Outparcels (as the case may be) is conveyed to Trussville I Seller, then (A) Trussville I Seller shall promptly notify Purchaser of the conveyance of such Trussville I Outparcel(s) to Trussville I Seller and (B) within ten (10) Business Days following the date in which such Trussville I Outparcel(s) is conveyed to Trussville I Seller (the “Trussville I Outparcel Closing Date”), Trussville I Seller shall convey such Trussville I Outparcel(s) to Purchaser pursuant to, and in accordance with, the terms of the Trussville I Property Escrow Agreement;

(6)                                 Until the earlier to occur of (A) the expiration of the Trussville I Outparcel Survival Period and (B) the Trussville I Outparcel Closing Date for such Trussville I Outparcel in question, the following terms and provisions of this Agreement shall continue to apply, muntatis mutandis, to such Trussville I Outparcel(s) that has not been conveyed to

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Purchaser:  Section 2.4 (Conveyance of Title); Section 2.5 (Subsequent Disclosed Title Exceptions); Section 4.4 (Credits and Prorations); Section 4.5 (Closing Costs); Section 4.6(a), (b), (e) and (g) (certain Conditions Precedent to Obligation of Purchaser); Section 4.7(a) through (d) (certain Conditions Precedent to Obligation of Seller); Section 5.1 (Representations and Warranties of Sellers); Section 5.2 (Knowledge Defined); Section 5.3 (Limitations on Sellers’ Representations and Warranties) (it being agreed and understood that the nine (9) month survival period set forth in Section 5.3 as the same relates to the Trussville I Outparcels shall commence at the time of the Trussville I Outparcel Closing Date for such Trussville I Outparcel; provided, however, nothing contained herein shall be deemed to extend the release of the Post-Closing Escrow Funds to Sellers upon the expiration of the nine (9) month survival period following the Closing Date); Section 5.4(a), (c), (d) and (h) (certain Pre-Closing Covenants); Section 5.5 (Representations and Warranties of Purchaser); Section 6.1 (Default by Purchaser); Section 6.2 (Default by Seller); Article IX (Disclaimers and Waivers) and Article X (Miscellaneous).

(iv)                              The terms of the Trussville I Outparcel Escrow Agreement shall provide the following:

(1)                                 Escrow Agent shall hold the Trussville I Outparcel Escrow Funds (or such portion thereof) until the earlier to occur of (x) the expiration of the Trussville I Outparcel Survival Period and (y) the Trussville I Outparcel Closing Date for such Trussville I Outparcel in question;

(2)                                 if a Trussville I Outparcel is conveyed to Trussville I Seller and, in turn, Trussville I Seller conveys such Trussville I Outparcel to Purchaser in accordance with the terms of this Agreement, then the following shall occur on the Trussville I Outparcel Closing Date for such Trussville I Outparcel:  (A) Trussville I Seller shall deliver to Purchaser the applicable Seller’s Closing Documents as the same relate solely to the conveyance of such Trussville I Outparcel to Purchaser, (B) Purchaser shall execute and deliver to Trussville I Seller counterparts of the applicable Seller’s Closing Documents that require Purchaser’s signature, (C) Trussville I Seller and Purchaser shall apportion the items listed in Section 4.4 to the extent applicable to such Trussville I Outparcel as of 11:59 p.m. (Eastern time) on the day immediately preceding the Trussville I Outparcel Closing Date and (D) Escrow Agent shall release to Trussville I Seller the portion of the Trussville I Outparcel Escrow Funds allocated to such Trussville I Outparcel; and

(3)                                 if either or both of the Trussville I Outparcels are not conveyed to Trussville I Seller on or before the expiration of the Trussville I Outparcel Survival Period, then (x) the portion of the Trussville 1

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Outparcel Escrow Funds allocated to such Trussville I Outparcel(s) that has not been conveyed to Trussville I Seller within in the Trussville I Outparcel Survival Period shall be released to Purchaser and (y) the Trussville I Outparcel Escrow Agreement shall be terminated and Trussville I Seller and Purchaser shall have no further rights or obligations with respect to such Trussville I Outparcel(s).

(v)                                 The provisions of this Section 5.4(g) shall survive the Closing.

(h)                                 Except as otherwise permitted under this Agreement (including, without limitation, Leases entered into pursuant to clause (c) above, Property Contracts entered into pursuant to clause (d) above and the Clay Property Contract entered into pursuant to clause (e) above), from the Effective Date until the Closing, Sellers shall not directly or indirectly sell, contribute, assign or create any right, title or interest whatsoever in or to the Properties, or create or permit to exist thereon any lien, charge, encumbrance, easement, restriction or other matter of record other than the applicable Permitted Exceptions, or enter into any agreement to do any of the foregoing, without the prior written consent of the Purchaser (which consent may be granted or withheld in Purchaser’s sole and absolute discretion).

5.5                               Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to Sellers, as of the Effective Date and the Closing Date:

(a)                                 ERISA.  Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of ERISA.

(b)                                 Organization and Authority.  Purchaser is a limited liability company, duly organized and validly existing under the laws of the State of Indiana.  Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser’s obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken.  The person signing this Agreement on behalf of Purchaser is authorized to do so.

(c)                                  Pending Actions.  There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(d)                                 OFAC.  Purchaser represents and warrants that (a) Purchaser, and to Purchaser’s actual knowledge, each person or entity owning an interest in Purchaser is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other List, and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an Embargoed Person, (b) to Purchaser’s actual knowledge, none of the funds or other assets of Purchaser constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person, and (c) to Purchaser’s actual knowledge, no Embargoed

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Person has any interest of any nature whatsoever in Purchaser (whether directly or indirectly).  Notwithstanding the foregoing, each of the representations contained in this clause (d) shall not apply to any person, entity or government (x) having a ten percent (10%) or less direct or indirect interest in Purchaser, (y) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a person, entity or government or (z) who is an “employee pension benefit plan” or “pension plan” as defined in Section 3(2) of the U.S. Employee Retirement Income Security Act of 1974, as amended.

(e)                                  Bankruptcy.  Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

5.6                               Real Estate Tax Assessment Proceedings.  Each Seller shall have sole authority to prosecute, settle and withdraw proceedings to review any real estate tax assessment for such Seller’s Property covering the applicable tax years prior to and including the applicable tax year in which the Closing occurs; provided, that, the applicable Seller provides prior written notice to Purchaser before undertaking any such new real estate tax proceeding.  The provisions of this Section shall survive the Closing.

5.7                               Post-Closing Escrow.  At the Closing, Purchaser shall deliver to Escrow Agent cash in the amount of Two Million Dollars ($2,000,000.00) (such cash deposit, together with any and all interest earned thereon, shall be referred to herein as the “Post-Closing Escrow Funds”) to secure Purchaser’s obligation to pay the Deferred Purchase Price and to provide a source of payment for any post-closing monetary obligations of Sellers and any damages payable by a Seller to Purchaser pursuant and subject to Section 5.3 hereof.  The Post-Closing Escrow Funds shall be held by the Escrow Agent, in escrow, in accordance with the terms and provisions of an escrow agreement to be entered into at Closing by and among Seller, Purchaser and Escrow Agent, in form and substance reasonably acceptable to Sellers and Purchaser (the “Post-Closing Escrow Agreement”).  The Post-Closing Escrow Funds shall be held by Escrow Agent in escrow until the expiration of the nine (9) month survival period set forth in Section 5.3 hereof and be disbursed in accordance with the terms of the Post-Closing Escrow Agreement.  At the Closing, Sellers may direct that any cash portion of the Purchase Price be used to fund the Post-Closing Escrow Funds.

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ARTICLE VI

DEFAULT

6.1                               Default by Purchaser.  IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED DUE TO ANY DEFAULT BY PURCHASER HEREUNDER, THEN SELLERS SHALL RETAIN THE EARNEST MONEY AS LIQUIDATED DAMAGES.  THE PARTIES HAVE AGREED THAT SELLERS’ ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO PURCHASER’S DEFAULT HEREUNDER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE.  AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLERS WOULD INCUR IN SUCH EVENT AND, SUBJECT TO THE LAST SENTENCE OF THIS SECTION 6.1, SHALL BE SELLERS’ EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A DEFAULT BY PURCHASER UNDER THIS AGREEMENT.  BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION.  THE FOREGOING IS NOT INTENDED TO LIMIT PURCHASER’S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS HEREOF AND ANY OF SELLERS’ RIGHTS UNDER SECTION 10.20 HEREOF.

SELLERS:	/s/ Steven E. Orbuch	PURCHASER:	/s/ Daniel R. Sink

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6.2                               Default by Seller.  In the event that a Seller defaults in its obligation to consummate the Closing, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, and prompt reimbursement from Sellers of the direct and actual reasonable out-of-pocket due diligence costs and expenses incurred by Purchaser to third parties that are not affiliated with Purchaser (documented by invoices received by Purchaser from such third parties) in connection with this transaction, not to exceed $250,000 in the aggregate, which return and reimbursement shall operate to terminate this Agreement in its entirety and release Sellers from any and all liability hereunder, or (b) to enforce specific performance of such Seller’s obligations hereunder (without abatement, credit against or reduction of the Purchase Price).  Except as set forth in clause (a) above and in the last sentence of this Section 6.2, Purchaser expressly waives its rights to seek any damages in the event of a Seller’s default hereunder.  Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money and reimbursement for its actual reasonable out-of-pocket due diligence costs and reasonable expenses not to exceed $250,000 in the aggregate, if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before thirty (30) days following the date upon which Closing was to have occurred (and Purchaser irrevocably waives any right to file suit for specific performance after the end of such 30-day period).  Notwithstanding anything herein to the contrary, if the equitable remedy of specific performance is not available because a Seller is not the owner of a Property, but for no other reason, Purchaser may seek any other right or remedy available at law or in equity that it may have against Sellers hereunder for such default hereunder, including monetary damages, but excluding special, consequential and punitive damages.

ARTICLE VII

RISK OF LOSS

7.1                               Condemnation.  If, at any time prior to the Closing Date, all or a Substantial Portion (as defined below) of a Property shall be taken in the exercise of the power of condemnation or eminent domain by any sovereign, municipality or other public or private authority or shall be the subject of a duly noticed hearing held by any such authority relating to a pending taking in the exercise of the power of condemnation or eminent domain (a “Taking”), then Purchaser may cancel this Agreement by written notice given to Sellers’ Representative within ten (10) days after receipt of notice from Seller of such Taking, in which event this Agreement shall be deemed cancelled and of no force and effect and neither party shall have any further obligations or liabilities against or to the other, except for those provisions expressly stated to survive the termination of this Agreement and Sellers shall cause the return of the Earnest Money to Purchaser.  In the case of a Taking of less than a Substantial Portion of a Property or if Purchaser does not elect to terminate this Agreement in the case of a Taking of all or a Substantial Portion of a Property, as provided for above, then this Agreement shall remain in full force and effect and on the Scheduled Closing Date either (A) Purchaser shall be entitled to any condemnation award to be granted and the applicable Seller shall assign all of its right, title and interest to such award to Purchaser, less such sums, if any, actually and reasonably expended by such Seller to prosecute such claim and restore such Property, or (B) if such award shall have

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been paid to the applicable Seller, the Purchase Price shall be reduced by the amount thereof, less such sums, if any, actually and reasonably expended by such Seller to prosecute such claim and restore such Property.  Each Seller agrees to deliver promptly after receipt thereof any and all written notices of a Taking received by such Seller after the date hereof.  As used herein, a Taking of a “Substantial Portion” of a Property shall mean a Taking which will result in the taking of more than (i) ten percent (10%) of the aggregate square footage of the Improvements, as determined by an architect selected by Sellers and reasonably acceptable to Purchaser or (ii)  ten percent (10%) of the available parking spaces at a Property.

7.2                               Casualty. If all or any portion of the Improvements shall be damaged or destroyed by fire or any other casualty (a “Casualty”) prior to the Closing Date, Sellers’ Representative shall give Purchaser (i) written notice of such event, and (ii) a good faith estimate (the “Estimate”) of the cost and time to repair the damage caused by such Casualty determined by a licensed architect selected by Sellers and reasonably acceptable to Purchaser.  If (as set forth in the Estimate) a Casualty will require more than $6,000,000, in the aggregate, to repair (a “Major Casualty”), then Purchaser may cancel this Agreement by notice to Sellers’ Representative within ten (10) days after receipt of the Estimate, in which event this Agreement shall be deemed terminated and of no force and effect and neither party shall have any further rights or liabilities against or to the other except for those provisions expressly stated to survive the termination of this Agreement and Sellers shall cause the return of the Earnest Money to Purchaser. If, prior to Closing, a Casualty occurs that is not a Major Casualty or if Purchaser does not timely elect to cancel this Agreement in the event of a Major Casualty, then this Agreement shall remain in full force and effect, and at the Closing (x) the applicable Seller shall transfer and/or assign to Purchaser any and all insurance proceeds monies and claims received by and/or accrued to such Seller on account of such Casualty (less such sums, if any, as shall have been actually and reasonably expended by such Seller in connection with the repair or restoration of such Casualty or the prosecution of such claim (the “Reimbursable Amounts”)) and (y) Purchaser shall receive a credit against the Purchase Price equal to (A) the sum of the amount of the deductible under the applicable Seller’s property insurance, plus any additional amounts necessary to repair or restore the applicable Property as a result of such Casualty which is not covered by the insurance proceeds paid in connection with such Casualty, as reasonably determined by an architect mutually acceptable to Sellers and Purchaser, less (B) the Reimbursable Amounts to the extent such Seller has not recovered such Reimbursable Amounts under clause (x) above.

ARTICLE VIII

COMMISSIONS

8.1                               Brokerage Commissions.  Purchaser and Sellers each warrant and represent to the other that neither party has employed a real estate broker or agent in connection with the transaction contemplated hereby, except CBRE, Inc. (the “Broker”). If the transaction contemplated by this Agreement is consummated, but not otherwise, Sellers agrees to pay the Broker at Closing a brokerage commission pursuant to a separate written agreement between Seller and Broker.  Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder, other than the Broker, by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection

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therewith.  The provisions of this Section 8.1 shall survive Closing or earlier termination of this Agreement.

ARTICLE IX

DISCLAIMERS AND WAIVERS

9.1                               No Reliance on Documents.  Except as expressly stated herein and except as otherwise expressly stated in the Sellers’ Closing Documents, no Seller makes representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by, or behalf of, a Seller to Purchaser in connection with the transaction contemplated hereby (including, without limitation, all materials, data or information provided by the Broker to Purchaser or otherwise posted on any web site or extranet site by the Broker). Purchaser acknowledges and agrees that all materials, data and information delivered by, or on behalf of, Sellers to Purchaser in connection with the transaction contemplated hereby (collectively, the “Property Documents”) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein.  Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by, or on behalf of, a Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by, or on behalf of, such Seller to Purchaser, but rather will rely on its own inspections and investigations of the Properties and any reports commissioned by Purchaser with respect thereto, and (c) no Seller, any affiliate of a Seller nor the person or entity which prepared any such report delivered by a Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report or in verbal communication.

9.2                               Disclaimers.  Except as expressly set forth in this Agreement or in the Sellers’ Closing Documents, it is understood and agreed that no Seller is making and has at any time made any warranties or representations of any kind or character, expressed or implied, with respect to such Seller’s Property, including, but not limited to, any warranties or representations as to habitability, merchantability, fitness for a particular purpose, title, zoning, tax consequences, latent or patent physical or environmental condition, utilities, operating history or projections, valuation, governmental approvals, the compliance of such Seller’s Property with governmental laws, the truth, accuracy or completeness of the Property Documents or any other information provided by or on behalf of such Seller to Purchaser, or any other matter or thing regarding such Seller’s Property.  Purchaser acknowledges and agrees that upon Closing,  Sellers shall sell and convey to Purchaser and Purchaser shall accept the Properties “as is, where is, with all faults”, except to the extent expressly provided otherwise in this Agreement or in the Sellers’ Closing Documents.  Purchaser has not relied and will not rely on, and Sellers are not liable for or bound by, any expressed or implied warranties, guaranties, statements, representations or information pertaining to the Properties or relating thereto (including specifically, without limitation, property information packages distributed with respect to the Properties by Sellers or the Broker) made or furnished by Sellers, any manager of a Property, or any real estate broker or agent representing or purporting to represent Sellers (including the Broker), to whomever made or given, directly or indirectly, orally or in writing, unless specifically set forth in this Agreement or in the Sellers’ Closing Documents.  Purchaser represents to Sellers that Purchaser has

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conducted, or will conduct prior to Closing, such investigations of the Properties, including but not limited to, the physical and environmental conditions thereof, as Purchaser deems necessary to satisfy itself as to the condition of the Properties and the existence or nonexistence or curative action to be taken with respect to any hazardous or toxic substances on or discharged from any Property, and will rely solely upon same and not upon any information provided by or on behalf of a Seller or its agents or employees with respect thereto (including, without limitation, the Broker), other than such representations, warranties and covenants of Sellers as are expressly set forth in this Agreement or in the Sellers’ Closing Documents.  Upon Closing, Purchaser shall assume the risk that adverse matters, including but not limited to, construction defects and adverse physical and environmental conditions, may not have been revealed by Purchaser’s investigations, and Purchaser, upon Closing, shall be deemed to have waived, relinquished and released Sellers (and any seller’s members, officers, directors, shareholders, employees and agents) from and against any and all claims, demands, causes of action (including causes of action in tort), losses, damages, liabilities, costs and expenses (including attorneys’ fees and court costs) of any and every kind or character, known or unknown, which Purchaser might have asserted or alleged against a Seller (and such Seller’s direct or indirect members, officers, directors, shareholders, members, principals employees and agents) at any time by reason of or arising out of any latent or patent construction defects or physical conditions, violations of any Applicable Laws (including, without limitation, any environmental laws), the presence of hazardous substances in, on or about a Property, and any and all other acts, omissions, events, circumstances or matters regarding the Properties.  Purchaser agrees that should any cleanup, remediation or removal of hazardous substances or other environmental conditions on a Property be required after the Closing, Sellers shall not be liable to Purchaser for such clean-up, removal or remediation.  As part of the provisions of this Section 9.2, but not as a limitation thereon, Purchaser hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and, to the extent permitted by Applicable Laws, Purchaser hereby waives any and all rights and benefits which it now has, or in the future may have conferred upon it, by virtue of the provisions of federal, state or local law, rules or regulations.

9.3                               Release.  Except for matters that are expressly provided in this Agreement to survive Closing or in the Sellers’ Closing Documents, effective as of the Closing, Purchaser hereby waives, releases and forever discharges Sellers and their direct and indirect principals, affiliates, subsidiaries, officers, directors, shareholders, members, employees, partners, representatives, agents, successors and assigns (collectively, the “Released Parties”), and each of them, from any and all causes of action, claims, assessments, losses, damages (compensatory, punitive or other), liabilities, obligations, reimbursements, costs and expenses of any kind or nature, actual, contingent, present, future, known or unknown, suspected or unsuspected, or otherwise (collectively, “Claims”) (including, without limitation, interest, penalties, fines, and attorneys’ and experts’ fees and expenses) that Purchaser, its successors or assigns or any subsequent purchaser of any of the Properties may have or incur in any manner or way connected with, arising from, or related to the Properties or any of them, including without limitation any Claims arising from or related to (a) the compliance or non-compliance of any of the Properties with any legal requirements(including those pertaining to hazardous substances); (b) the presence or non-presence of any hazardous materials or substances in, on, under or about the Land, the Improvements or any other component of any of the Properties (or any portion of any of the foregoing); (c) the past, present or future use of any of the Properties; (d) the existence or

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non-existence of any licenses, permits, approvals or commitments from governmental authority(ies) in connection with any of the Properties; (e) any patent or latent defect with respect to any of the Properties; (f) any errors, omissions or defects in the design or construction of any of the Properties; (g) any litigation or other legal action affecting or with respect to any of the Properties; and/or (h) any other aspect of the physical condition of any of the Properties.  Purchaser understands and agrees that the matters waived, released and discharged pursuant to this Section 9.3 are not limited to matters which are known, disclosed, suspected or foreseeable and, to the extent permitted by Applicable Laws, Purchaser hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon Purchaser by virtue of the provisions of any law which would limit or detract from the foregoing general release of known and unknown claims. The provisions of this Section 9.3 (i) were a material factor in the determination of the Purchase Price and (ii) shall survive the Closing or the earlier termination of this Agreement.  Notwithstanding anything contained herein to the contrary, the foregoing release shall not apply to any representations or warranties of Sellers set forth in this Agreement or the Sellers’ Closing Documents, and shall not apply to any Claim of Purchaser against Sellers based on the fraud, intentional misrepresentation or willful misconduct of any Seller or Seller’s Representative, in each case, subject to the provisions of Section 5.3.

ARTICLE X

MISCELLANEOUS

10.1                        Confidentiality.

(a)                                 Purchaser agrees that (i) all written documentation and other information furnished to Purchaser concerning any Seller or any Property, including, without limitation, the Leases, Property Contracts and rent roll, and (ii) the results of Purchaser’s due diligence with respect to the Property (including the results of any testing or inspections), shall be kept strictly confidential by Purchaser and shall not be disclosed to any third party; provided, however, that it is understood and agreed that Purchaser may disclose such data and information (a) to the employees, consultants, accountants, and attorneys of Purchaser and to Purchaser’s lenders, potential lenders, investors, potential investors and their respective employees, consultants, accountants, and attorneys, provided that such persons agree in writing to treat such data and information confidentially and in no event shall such disclosures reference the names “Och-Ziff Real Estate,” “OZRE,” “Och-Ziff,” “OZ” or any derivation thereof, without the prior written consent of Sellers’ Representative and (b) if required by court order or Applicable Law; provided that the Purchaser agrees to use reasonable efforts to notify Sellers’ Representative prior to any such disclosure.  Further, each of the Sellers and Purchaser hereby covenant for itself and its affiliates that prior to the Closing it shall not issue any press release or public statement with respect to this Agreement or the transactions contemplated by this Agreement without the prior consent of the other party to this Agreement, which consent shall not be unreasonably withheld.  From and after the Closing, Purchaser may issue any press release or public statement with respect to this Agreement or the transactions contemplated by this Agreement, provided, however, in no event shall any such press release or public statement make mention of or refer to any of the Sellers, Seller’s Representative or the names “Och-Ziff Real Estate,” “OZRE,” “Och-Ziff,” “OZ” or any derivation thereof, without the prior written consent of Sellers’ Representative.  If any Seller or Purchaser is required by law to issue such a press release or

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public statement, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed release or statement to the other party for its review, comment and approval.  In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Sellers’ Representative any statements, documents, schedules, exhibits or other written information obtained from a Seller in connection with this Agreement or the transaction contemplated herein.  In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Sellers shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information.  Nothing herein shall be construed as prohibiting Sellers from pursuing any other available remedy at law or in equity for such breach or threatened breach.

(b)                                 Notwithstanding anything in Section 10.1(a) to the contrary, (i) Sellers acknowledge that Purchaser is a subsidiary of Kite Realty Group (“KRG”), a publically traded company, and (ii) KRG shall be permitted to disclose such information with respect to this Agreement (including the filing of this Agreement with its next publicly filed quarterly report (exclusive of the schedules attached hereto, which Purchaser hereby agrees shall not be included in any public filing unless required by a regulatory authority) and the filing of a summary of the material terms hereof and thereof pursuant to a Current Report on Form 8-K and other reports and documents furnished or filed by KRG from time to time under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “1933 Act”), or the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “1934 Act”)) and information with respect to the Properties, all as Purchaser reasonably determines to be necessary or appropriate to satisfy its disclosure obligations under the 1933 Act, the 1934 Act and the applicable rules of the New York Stock Exchange.

(c)                                  The provisions of this Section 10.1 shall survive Closing or termination of this Agreement.

10.2                        Discharge of Obligations.  The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement, condition, undertaking and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.  The provisions of this Section 10.2 shall survive Closing.

10.3                        Assignment.  This Agreement may not be assigned by Purchaser without the prior written consent of Sellers, which consent may withhold in their sole and absolute discretion.  A transfer, sale or assignment of any direct or indirect interest in Purchaser (or any other direct or indirect transfer of control of Purchaser) shall constitute an assignment of this Agreement, which assignment or attempted assignment shall be void if made without the prior written consent of Sellers.  Notwithstanding the foregoing, Purchaser may, without the consent of Sellers, by written notice delivered to Seller not less than five (5) Business Days prior to Closing, assign this Agreement to one or more entities that are controlled by Kite Realty Group, L.P., a Delaware limited partnership, as of the Closing.  For purposes of this Section 10.3, the term “controlled” means both (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the assignee in question, whether through ownership of voting stock, by contract, or otherwise and (ii) ownership, directly or indirectly, by one or more of the

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principals of the named Purchaser herein, of at least fifty-one (51%) percent, in the aggregate, of all of the equity and other beneficial interests in the proposed assignee.  Any such assignment of this Agreement by Purchaser shall not relieve Purchaser of liability under this Agreement until the Closing occurs.

10.4                        Notices.  Any notice under or pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile or electronic mail transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile or electronic mail transmission, as of the date of the facsimile or electronic mail transmission, provided that an original of such facsimile or electronic mail is also sent to the intended addressee by means described in clauses (a), (b) or (c) above.  Notices by Sellers may be given by Sellers’ attorneys or Och-Ziff Real Estate (“Sellers’ Representative”) on behalf of Sellers, and notices by Purchaser may be given by Purchaser’s attorneys on behalf of Purchaser.  Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Sellers

or Sellers’ Representative:	c/o Och-Ziff Real Estate
9 West 57th Street, 39th Floor
New York, NY 10019
Attention: Steven E. Orbuch
Tel: (212) 790-0105
Fax: (212) 790-0005
Email: sorbuch@ozcap.com

And

c/o Och-Ziff Real Estate
9 West 57th Street, 39th Floor
New York, NY 10019
Attention: Paul Wasserman
Tel: (646) 562-4520
Fax: (646) 562-4620
Email: Paul.Wasserman@ozcap.com

and with a copy to:	Bryan Cave LLP
1290 Avenue of the Americas
New York, New York 10104
Attention: Ronald B. Emanuel, Esq.
Tel: (212) 541-2334
Fax: (212) 541-1434
Email: rbemanuel@bryancave.com

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If to Purchaser:	KRG Development, LLC
c/o Kite Realty Group
30 S. Meridian Street, Suite 1100
Indianapolis, Indiana 46204
Attention: Daniel R. Sink, Executive Vice President and CFO
Telephone: (317) 577-5600
Facsimile: (317) 577-5605

with a copy to:	Ice Miller
One American Square
Indianapolis, IN 46282-0002
Attention: April Sparks Pyatt, Esq.
Telephone: (317) 236-5980
Facsimile: (317) 592-4837

10.5                        Binding Effect.  This Agreement shall not be binding in any way upon Sellers or Purchaser unless and until Sellers and Purchaser shall have executed and delivered counterpart signature pages of this Agreement to the other party.

10.6                        Modifications.  This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

10.7                        Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a Business Day, in which event the period shall run until the end of the next day which is a Business Day.  The final day of any such period shall be deemed to end at 5 p.m., Eastern time.  For purposes of this Agreement, a “Business Day” means any day other than a Saturday, Sunday, Federal holiday or legal holiday in the States of Alabama, Florida, Georgia, Texas or New York.  TIME IS OF THE ESSENCE OF EACH AND EVERY PROVISION OF THIS AGREEMENT.

10.8                        Successors and Assigns.  The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

10.9                        Entire Agreement.  This Agreement, including the Exhibits, and any other contemporaneous written agreements entered into by parties in connection herewith, contain the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

10.10                 Notice of Pendency.  Purchaser hereby waives its right to file a notice of pendency or other lien against a Property (or any part thereof). Any attempt by Purchaser to file a notice of pendency or other lien in violation of this provision shall be null and void.

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10.11                 Further Assurances.  Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement (but without expanding the obligations or liability of either party hereunder in any material manner).  Without limiting the generality of the foregoing, Purchaser shall, if requested by Sellers’ Representative, execute acknowledgments of receipt with respect to any materials delivered by Sellers’ Representative to Purchaser with respect to a Property.  The provisions of this Section 10.11 shall survive Closing.

10.12                 Counterparts.  This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.  This Agreement may be executed by facsimile signatures or electronic delivery of signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

10.13                 Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.  The provisions of this Section 10.13 shall survive Closing.

10.14                 Applicable Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY LAW, SELLERS AND PURCHASER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THAT THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. SELLERS AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.  SELLERS AND PURCHASER WAIVE ANY OBJECTIONS WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS.  PURCHASER AND SELLERS AGREE THAT THE PROVISIONS OF THIS SECTION 10.14 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

10.15                 No Third Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Sellers and Purchaser only and are not for the benefit of any third party (including, without limitation, Title Company and Broker, if any), and accordingly, no third party shall have the right to enforce the

49

provisions of this Agreement or of the documents to be executed and delivered at Closing.  The provisions of this Section 10.15 shall survive the closing of the transaction contemplated by this Agreement.

10.16                 Exhibits and Schedules.  The exhibits and schedules attached hereto shall be deemed to be an integral part of this Agreement:

10.17                 Captions.  The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

10.18                 Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.  The terms “hereof,” “herein,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement as a whole, and not to any particular article or provision, unless expressly so stated.  The use of the term “including” in this Agreement shall mean in all cases “including but not limited to” unless specifically designated otherwise. As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.  The use of “or” shall not be deemed to be exclusive.

10.19                 Termination of Agreement.  It is understood and agreed that if either Purchaser or Sellers terminate this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Sellers and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

10.20                 Attorneys’ Fees.  In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys’ fees and expenses incidental to such litigation and arbitration.

10.21                 WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS CONTRACT.

10.22                 Obligation to Close on all Properties. Subject to the terms of subsections 5.4(e) and 5.4(f), Purchaser’s obligation to purchase the Properties is not severable and Purchaser must purchase all of the Properties. Similarly, subject to the terms of subsections 5.4(e) and 5.4(f), Sellers’ obligations to sell the Properties are not severable and Sellers must sell all of the Properties to Purchaser.

10.23                 Radon Gas.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found

50

in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

10.24      Like Kind Exchange.  Each Seller and Purchaser acknowledge that the purchase and sale of a Property may be part of a tax-free exchange for either a Seller or Purchaser pursuant to Section 1031 of the Code, the regulations promulgated thereunder, revenue procedures, pronouncements and other guidance issued by the Internal Revenue Service.  Each Seller and Purchaser agree to cooperate with each other and take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) the transactions contemplated by this Agreement shall not be conditioned on such exchange, (c) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Agreement and (d) no dates in this Agreement will be extended as a result thereof.

[NEXT PAGE IS SIGNATURE PAGE]

51

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLERS:

OZ/CLP HUNTER’S CREEK LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP LAKEWOOD LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP NORTHDALE LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

52

OZ/CLP BURNT STORE LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP PORTOFINO LP,
a Delaware limited partnership

By:	OZ/CLP Portofino GP LLC, its sole General Partner

	By:	OZ/CLP Retail LLC,
its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP KINGWOOD COMMONS LP,
a Delaware limited partnership

By:	OZ/CLP Kingwood Commons GP LLC,
its sole General Partner

	By:	OZ/CLP Retail LLC,
its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

53

OZ/CLP CLAY LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP TRUSSVILLE I LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

OZ/CLP TRUSSVILLE II LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

54

OZ/CLP BEECHWOOD LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

		By:	/s/ Steven E. Orbuch
		Name:	Steven E. Orbuch
		Title:	Authorized Person

55

PURCHASER:

KRG DEVELOPMENT, LLC,
an Indiana limited liability company

By:	/s/ Daniel R. Sink
Name:	Daniel R. Sink
Title:	EVP and CFO

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Jed Levine
Name:	Jed Levine
Title:	Associate Underwriter

56

Exhibit A-1

LEGAL DESCRIPTION OF CLAY PROPERTY

Main Parcel:

Begin at the Northwest corner of the Northwest Quarter of the Southeast Quarter of Section 9, Township 16 South, Range 1 West, Jefferson County, Alabama; thence from said point of beginning run South 74°02’23” East, 623.92 feet to an old iron pin; thence South 15°55’ West 136.80 feet to a nail in the top of curb, said point being in a curve (concave Southwesterly) having a radius of 75.50 feet; thence run along said curve South 55°29’01” East, a chord distance of 27.93 feet to the P.C. of said curve, said point being a nail in the top of curb; thence South 44°48’35” East, 54.04 feet to an iron pin; thence South 88°04’10” East, 26.26 feet to an old iron pin on the Northwest right of way of Old Springville Road; thence South 45°03’43” West along said right of way 66.87 feet to an old iron pin on said right of way; thence North 00°50’58” West 26.94 feet to an iron pin; thence North 44°41’11” West 55.37 feet, to an iron pin at the P.C. of a curve (concaved Southwesterly) and having a radius of 17.50 feet; thence North 89°27’04” West along said curve a chord distance of 24.70 feet to an iron pin at the P.T. of said curve; thence South 45°2119” West, 105.54 feet to an old iron pin; thence South 44°38’33” East 94.57 feet to an old iron pin on the Northwest right of way of the Old Springville Road, said point being in a curve (concaved Southeasterly), and having a radius of 2889.90 feet; thence run along said right of way and said curve South 41°19’08” West, a chord distance of 147.37 feet to an iron pin on said curve and at the Northwest corner of the intersection of the right of way of the Old Springville Road and the Chalkville Road; thence run along the North right of way of said Chalkville Road South 70°37’06” West 176.51 feet to an iron pin on said right of way; thence North 44°20’16” West, 105.83 feet to a nail set at the property corner; thence South 70°11’46” West, 82.27 feet to a nail; thence South 07°38’35” East, 97.54 feet to a nail on the North right of way of said Chalkville Road; thence along said right of way South 70°37’06” West, 47.71 feet to an iron pin; thence North 18°27’39” West, 107.81 feet to an iron pin; thence South 72°07’17” West 60.10 feet to an iron pin; thence South 00°23’11” East, 115.68 feet to an iron pin on the North right of way of said road; thence run along said right of way South 70°37’06” West, 52.54 feet to an iron pin on the West line of said Northwest Quarter of the Southeast Quarter of Section 9, and said right of way of the Chalkville Road; thence run along said Quarter line North 04°19’22” East, 765.58 feet to the point of beginning.

Said property lying in the Northwest Quarter of the Southeast Quarter of Section 9, Township 16 South, Range 1 West, Huntsville Meridian, Jefferson County, Alabama.

Also:

An easement for ingress and egress situated in the Northwest Quarter of the Southeast Quarter of Section 9, Township 16 South, Range 1 West, Huntsville Meridian, Jefferson County, Alabama and being more particularly described as follows:

Commence at the Northwest corner of the Northwest 1/4 of the Southeast 1/4 of Section 9 and run South 04°19’22” West 765.58 feet to a point on the Northwesterly right of way line of Chalkville Road (Pinson to Trussville Road); thence North 70°37’06” East along said

Northwesterly right of way line 196.25 feet to the point of beginning; thence North 07°38’35” West, 30.10 feet leaving said Northwesterly right of way to a point; said point being the beginning of a curve to the left, said curve having a central angle of 101°44’19”, a radius of 24.5 feet and a chord of 38.00 feet which bears South 58°30’45” East; thence (South 7°38’35” East being tangent to said curve) 43.49 feet along the arc of said curve to the Northwesterly right of way line of Chalkville Road (Pinson to Trussville Road); thence South 70°37’06” West, 30.10 feet along said Northwesterly right of way line of Chalkville Road (Pinson to Trussville Road) to the point of beginning.

Parcel A:

Part of the Northwest Quarter of Southeast Quarter of Section 9, Township 16 South, Range 1 West, more particularly described as follows:

Commence at the Northwest corner of said Quarter - Quarter Section; thence run South 04°19’22” West for 765.58 feet to a point on the Northwesterly right of way line of Chalkville Road (now known as Sweeney Hollow Road); thence North 70°37’06” East along said Northwesterly right of way line for 52.54 feet to the point of beginning; thence continue along last described course 101.42 feet; thence North 18°07’54” West for 108.00 feet along the East side and to the corner of an existing retaining wall; thence North 85°54’45” West along the North side of an existing retaining wall 38.05 feet to a beginning of a curve to the left, said curve having a central angle of 85°31’34”, a radius of 23.23 feet, a length of 37.50 feet and a chord 34.11 feet, which bears South 46°50’55” West; thence South 00°23’11” East for 115.68 feet to the point of beginning.

Parcel B:

Part of the Northwest Quarter of Southeast Quarter of Section 9, Township 16 South, Range 1 West, more particularly described as follows:

Commence at the Northwest corner of said Quarter - Quarter Section; thence run South 04°19’22” West for 765.58 feet to a point on the Northwesterly right of way line of Sweeney Hollow Road; thence North 70°37’06” East along said Northwesterly right of way line for 196.25 feet to the point of beginning; thence continue along last described course 146.76 feet; thence North 44°20’16” West for 105.83 feet; thence South 70°11’46” West for 82.27 feet; thence South 07°38’35” East for 97.54 feet to the point of beginning.

Situated in Jefferson County, Alabama. Birmingham Division.

Together with that certain grant of easements recorded in Real 2157, Page 947, as amended in Real 2324, Page 76.

Parcel C:

Part of the Northwest Quarter of the Southeast Quarter of Section 9, Township 16 South, Range 1 West, more particularly described as follows:

Commence at the Northwest corner of said Northwest Quarter of the Southeast Quarter and run South 74°02’23” East 688.92 feet to a point; thence South 40’40’39” East 110.50 feet to a point on the Northwesterly right of way line of Old Springville Road (Birmingham to Springville Road); thence South 45°03’43” West along said Northwesterly right of way for 186.81 feet to the point of beginning; thence continue South 45°03’43” West along said right of way line for 7.29 feet to the beginning of a curve to the left, said curve having a central angle of 1°55’45”, a radius of 2889.9 feet and a chord of 97.31 feet which bears South 44°10’53” West; thence along the arc of said curve for 97.31 feet; thence North 44’38’33” West for 94.57 feet; thence North 45°21’19” East for 105.54 feet to the beginning of a curve to the right, said curve having a central angle of 90°02’30”, a radius of 17.50 feet and a chord of 24.70 feet which bears South 89°27’04” East; thence along the arc of said curve for 27.50 feet; thence South 44°41’11” East for 55.37 feet; thence South 0°50’58” East for 26.94 feet to the point of beginning.

Together with that certain grant of easements recorded in Real 2157, Page 947, as amended in Real 2324, Page 76.

[End of Exhibit]

Exhibit A-2

LEGAL DESCRIPTION OF  TRUSSVILLE I PROPERTY

Lots 6 and 7, according to the Survey of Colonial Promenade at Trussville, as recorded in Map Book 198, Page 29, In the Probate Office of Jefferson County, Alabama, Birmingham Division.

Together with the easements as set forth in that Grading and Slope Easement Agreement in Instrument 9815/4819, In the Probate Office of Jefferson County, Alabama.

THE LOT 1 OUTPARCEL

Lot 1, according to the Survey of Colonial Promenade at Trussville, as recorded in Map Book 198, Page 29, in the Office of the Judge of Probate of Jefferson County, Alabama.

THE LOT 4 OUTPARCEL

Lot 4, according to the Survey of Colonial Promenade at Trussville, as recorded in Map Book 198, Page 29, in the Office of the Judge of Probate of Jefferson County, Alabama.

[End of Exhibit]

Exhibit A-3

LEGAL DESCRIPTION OF TRUSSVILLE II PROPERTY

Lot 3, according to the Plat of Colonial Promenade, Phase II Addition to Trussville, as recorded in Plat Book 209, Page 76, in the Probate Office of Jefferson County, Alabama, Birmingham Division.

[End of Exhibit]

Exhibit A-4

LEGAL DESCRIPTION OF HUNTER’S CREEK PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF ORANGE, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOT 1, HUNTER’S CREEK TRACT 280, PHASE I, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 27, PAGE 59, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA;

LESS AND EXCEPT THAT PORTION OF LOT 1, HUNTER’S CREEK TRACT 280, PHASE I, AS RECORDED IN PLAT BOOK 27, PAGE 59, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SECTION 33, TOWNSHIP 24 SOUTH, RANGE 29 EAST, RUN NORTH 89°28’23” EAST, ALONG THE NORTH LINE OF THE NORTHWEST 1/4 OF SAID SECTION 33, A DISTANCE OF 243.78 FEET; THENCE SOUTH 25°48’00” EAST, A DISTANCE OF 93.28 FEET TO THE SOUTHWESTERLY CORNER OF LOT 2 OF SAID HUNTER’S CREEK TRACT 280, PHASE I, FOR A POINT OF BEGINNING; THENCE NORTH 64° 12’00” EAST, A DISTANCE OF 185.00 FEET TO A POINT ON THE WESTERLY LINE OF JOHN YOUNG PARKWAY, AS RECORDED IN OFFICIAL RECORDS BOOK 3962, PAGE 928, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA; THENCE SOUTH 25°48’00” EAST, ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 55.00 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, RUN SOUTH 64°12’00” WEST, A DISTANCE OF 185.00 FEET; THENCE NORTH 25°48’00” WEST, A DISTANCE OF 55.00 FEET TO THE POINT OF BEGINNING;

ALSO LESS AND EXCEPT THAT PART OF LOT 1 IN HUNTER’S CREEK TRACT 280, PHASE I, PLAT BOOK 27, PAGE 59, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 29, TOWNSHIP 24 SOUTH, RANGE 29 EAST; THENCE RUN SOUTH 89°43’49” WEST ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 29, A DISTANCE OF 230.57 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 25°48’00” EAST ALONG A LINE PARALLEL WITH AND 14.00 FEET NORTHEASTERLY OF A WESTERLY LINE OF SAID LOT 1, A DISTANCE OF 21.11 FEET; THENCE SOUTH 64°11’55” WEST, 14.00 FEET TO A POINT ON SAID WESTERLY LINE OF LOT 1; THENCE NORTH 25°48’00” WEST 231.00 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF THE PROPOSED TOWN CENTER BOULEVARD; THENCE NORTH 66°51’17” EAST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, 14.02 FEET; THENCE SOUTH 25°48’00” EAST ALONG SAID PARALLEL LINE 209.24 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

LOT 2, HUNTER’S CREEK TRACT 280, PHASE I, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 27, PAGE 59, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA;

LESS AND EXCEPT:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 28, TOWNSHIP 24 SOUTH, RANGE 29 EAST, RUN NORTH 89°28’23” EAST, ALONG THE SOUTH LINE OF THE SOUTHWEST ¼ OF SAID SECTION 28, A DISTANCE OF 243.78 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 2 FOR A POINT OF BEGINNING; THENCE NORTH 25°48’00” WEST, ALONG SAID WESTERLY LINE, A DISTANCE OF 81.72 FEET; THENCE DEPARTING SAID WESTERLY LINE, RUN NORTH 64°12’00” EAST, A DISTANCE OF 185.00 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF JOHN YOUNG PARKWAY, AS RECORDED IN OFFICIAL RECORDS BOOK 3962, PAGES 928-929, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA; THENCE SOUTH 25°48’00” EAST, ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 175.00 FEET TO THE SOUTHEASTERLY CORNER OF SAID LOT 2; THENCE SOUTH 64°12’00” WEST, A DISTANCE OF 185.00 FEET TO THE SOUTHWESTERLY CORNER OF SAID LOT 2; THENCE NORTH 25°48’00” WEST, A DISTANCE OF 93.28 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

LOT 4, HUNTER’S CREEK TRACT 280 PHASE I, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 27, PAGE 59, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 4:

LOT 6, HUNTER’S CREEK TRACT 280, PHASE II, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 28, PAGES 13 AND 14, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

PARCEL 5:

TOGETHER WITH ALL EASEMENT RIGHTS SET FORTH IN OFFICIAL RECORDS BOOK 4248, PAGE 53, AS AMENDED AND RESTATED IN OFFICIAL RECORDS BOOK 4508, PAGE 993; RE-RECORDED IN OFFICIAL RECORDS BOOK 4520, PAGE 3502; IN OFFICIAL RECORDS BOOK 4508, PAGE 1032; AND IN OFFICIAL RECORDS BOOK 4508, PAGE 1046; ALL OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

[End of Exhibit]

Exhibit A-5

LEGAL DESCRIPTION OF LAKEWOOD PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DUVAL, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A

A PARCEL OF LAND, BEING A PART OF TRACT “B” AND A PART OF LOT 14, BLOCK 3, LAKEWOOD UNIT NO. 14, AS RECORDED IN PLAT BOOK 23, PAGES 71 AND 71A OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 13 (SAN JOSE BOULEVARD), A 100 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED, WITH THE SOUTHERLY RIGHT-OF-WAY OF UNIVERSITY BOULEVARD WEST, AN 80 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED; THENCE DUE EAST 175.0 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE TO THE POINT OF BEGINNING; THENCE CONTINUE DUE EAST ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID UNIVERSITY BOULEVARD 275.24 FEET TO A POINT; THENCE SOUTH 27 DEGREES 34 MINUTES 16 SECONDS EAST, 49.0 FEET; THENCE NORTH 63 DEGREES 29 MINUTES 58 SECONDS EAST, 46.0 FEET; THENCE DUE NORTH 23.0 FEET TO A POINT ON THE AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF UNIVERSITY BOULEVARD WEST; THENCE DUE EAST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, 583.54 FEET; THENCE SOUTH 00 DEGREES 03 MINUTES 30 SECONDS EAST, 330.36 FEET TO A POINT SITUATE IN THE NORTHERLY LINE OF LOT 10, BLOCK 3, LAKEWOOD UNIT NO. 14, AS RECORDED IN PLAT BOOK 23, PAGES 71 AND 71A; THENCE SOUTH 89 DEGREES 56 MINUTES 30 SECONDS WEST, 323.0 FEET ALONG THE NORTHERLY LINE OF SAID BLOCK 3, LAKEWOOD UNIT NO. 14; THENCE SOUTH 64 DEGREES 49 MINUTES 30 SECONDS WEST, 50.89 FEET TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 20.0 FEET, A CENTRAL ANGLE OF 92 DEGREES 12 MINUTES 50 SECONDS AND BEING SUBTENDED BY A CHORD WHICH BEARS SOUTH 18 DEGREES 43 MINUTES 05 SECONDS WEST, 28.83 FEET; THENCE SOUTHWESTERLY AND SOUTHEASTERLY ALONG SAID CURVE AN ARC DISTANCE OF 32.19 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 27 DEGREES 23 MINUTES 20 SECONDS EAST, 50.89 FEET TO A POINT SITUATE IN THE WESTERLY PROPERTY LINE OF SAID LOT 14, BLOCK 3, LAKEWOOD UNIT NO. 14; THENCE SOUTH 00 DEGREES 03 MINUTES 30 SECONDS EAST, 20.90 FEET ALONG THE SAID WESTERLY PROPERTY LINE OF LOT NO. 14 TO IT’S INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY OF FURMAN ROAD, A 60.0 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED; THENCE SOUTH 89 DEGREES 56 MINUTES 30 SECONDS WEST, 31.60 FEET ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID FURMAN ROAD TO A POINT OF CURVATURE OF A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 488.39 FEET, A CENTRAL ANGLE OF 28 DEGREES 39 MINUTES 30 SECONDS AND BEING SUBTENDED BY A CHORD WHICH BEARS

SOUTH 75 DEGREES 36 MINUTES 45 SECONDS WEST, 241.75 FEET; THENCE WESTERLY AND SOUTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 244.28 FEET TO IT’S POINT OF TANGENCY; THENCE CONTINUE ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF FURMAN ROAD SOUTH 61 DEGREES 17 MINUTES 00 SECONDS WEST, 175.0 FEET TO IT’S INTERSECTION WITH THE EASTERLY RIGHT-OF-WAY LINE OF SAID STATE ROAD NO. 13; THENCE NORTH 28 DEGREES 43 MINUTES 00 SECONDS WEST, 497.07 FEET ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 13, THENCE NORTH 30 DEGREES 38 MINUTES 30 SECONDS EAST, 178.38 FEET TO THE POINT OF BEGINNING.

PARCEL C

THAT CERTAIN TRACT OR PARCEL OF LAND, BEING A PART OF TRACT 1, LAKEWOOD UNIT 2 AS SHOWN ON MAP THEREOF, RECORDED IN PLAT BOOK 20, PAGE 26 OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS BEGINNING AT THE SOUTHEAST CORNER OF SAID TRACT 1, THE SAME BEING THE NORTHWEST CORNER OF UNIVERSITY BOULEVARD WEST (FORMERLY LONGWOOD ROAD FORMERLY LOVE GROVE ROAD) AND STANFORD ROAD AS SHOWN ON SAID MAP OF LAKEWOOD UNIT NO. 2; THENCE NORTH ALONG THE WESTERLY RIGHT OF WAY LINE OF SAID STANFORD ROAD A DISTANCE OF 228.2 FEET TO A POINT; THENCE SOUTH 89 DEGREES 55 MINUTES WEST A DISTANCE OF 175.36 FEET TO A POINT OF CURVE TO THE RIGHT HAVING A RADIUS OF 26 FEET; THENCE ALONG A CHORD BEARING NORTH 56 DEGREES 03 MINUTES WEST A DISTANCE OF 29.1 FEET TO A POINT OF TANGENT; THENCE NORTH 22 DEGREES 01 MINUTES WEST A DISTANCE OF 136.66 FEET; THENCE NORTH 32 DEGREES 38 MINUTES 30 SECONDS WEST A DISTANCE OF 75.23 FEET TO A POINT; THENCE SOUTH 67 DEGREES 41 MINUTES 10 SECONDS WEST A DISTANCE OF 326.12 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF SAN JOSE BOULEVARD AS NOW ESTABLISHED; THENCE SOUTH 19 DEGREES 08 MINUTES EAST ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE OF SAN JOSE BOULEVARD AS NOW ESTABLISHED, A DISTANCE OF 51.25 FEET TO A POINT OF CURVE; THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1860.08 FEET ALONG A CHORD BEARING SOUTH 22 DEGREES 32 MINUTES 30 SECONDS EAST A DISTANCE OF 286.35 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF SAID UNIVERSITY BOULEVARD WEST (FORMERLY LONGWOOD ROAD, FORMERLY LOVE GROVE ROAD); THENCE EAST ALONG SAID NORTHERLY RIGHT OF WAY LINE OF UNIVERSITY BOULEVARD WEST (FORMERLY LONGWOOD ROAD, FORMERLY LOVE GROVE ROAD) A DISTANCE OF 461 FEET TO THE POINT OF BEGINNING.

PARCEL D

TRACT 2, EXCEPT THE NORTH 65 FEET THEREOF, LAKEWOOD, UNIT NO. 2, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 20, PAGE 26, CURRENT PUBLIC RECORDS, DUVAL COUNTY, FLORIDA.

PARCEL E

PART OF FRACTIONAL SECTION 12, TOWNSHIP 3 SOUTH, RANGE 26 EAST, DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE NORTHERLY LINE OF THE J.M. SANCHEZ GRANT, SECTION 41, TOWNSHIP 3 SOUTH, RANGE 26 EAST, WITH WESTERLY RIGHT-OF-WAY LINE OF STATE ROAD NO. 13 (SAN JOSE BOULEVARD), A 100.0 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED; THENCE DUE WEST 176.84 FEET ALONG THE NORTH LINE OF SAID J.M. SANCHEZ GRANT TO ITS INTERSECTION WITH THE CENTERLINE OF UNIVERSITY BOULEVARD EXTENSION A 60.0 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED, SAID POINT OF INTERSECTION BEING THE RADIUS POINT OF A 50.0 FOOT CUL-DE-SAC AT THE WESTERLY TERMINUS OF THE AFOREMENTIONED UNIVERSITY BOULEVARD EXTENSION; THENCE NORTH 28 DEGREES 40 MINUTES 00 SECONDS WEST, 50.0 FEET TO A POINT SITUATE IN THE RIGHT-OF-WAY LINE OF SAID CUL-DE-SAC AND THE POINT OF BEGINNING; THENCE NORTH 19 DEGREES 08 MINUTES 00 SECONDS WEST, 154.35 FEET; THENCE NORTH 80 DEGREES 14 MINUTES 00 SECONDS EAST, 163.16 FEET TO A POINT SITUATE IN THE RIGHT-OF-WAY LINE OF SAID STATE ROAD NO. 13, SAID RIGHT-OF-WAY LINE BEING A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1960.08 FEET, A CENTRAL ANGLE OF 02 DEGREES 29 MINUTES 27 SECONDS AND BEING SUBTENDED BY A CHORD WHICH BEARS NORTH 20 DEGREES 10 MINUTES 00 SECONDS WEST, 85.2 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 85.21 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE CONTINUE ALONG SAID WESTERLY RIGHT-OF-WAY LINE NORTH 18 DEGREES 55 MINUTES 20 SECONDS WEST, 54.01 FEET; THENCE SOUTH 86 DEGREES 50 MINUTES 40 SECONDS WEST, 158.21 FEET ALONG AN EXISTING BULKHEAD; THENCE SOUTH 84 DEGREES 52 MINUTES 00 SECONDS WEST, 19.81 FEET; THENCE SOUTH 19 DEGREES 08 MINUTES 00 SECONDS EAST, 318.80 FEET TO A POINT SITUATE IN THE RIGHT-OF-WAY LINE OF THE AFOREMENTIONED CUL-DE-SAC AT THE WESTERLY TERMINUS OF SAID UNIVERSITY BOULEVARD EXTENSION, SAID RIGHT-OF-WAY LINE BEING A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 50.0 FEET, A CENTRAL ANGLE OF 13 DEGREES 59 MINUTES 18 SECONDS AND BEING SUBTENDED BY A CHORD WHICH BEARS NORTH 54 DEGREES 19 MINUTES 31 SECONDS EAST, 12.18 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE AN ARC DISTANCE OF 12.21 FEET TO THE POINT OF BEGINNING.

PARCEL F

PART OF THE J.M. SANCHEZ GRANT, SECTION 41, TOWNSHIP 3 SOUTH, RANGE 26 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE NORTHEAST CORNER OF LOT 1, LAKEWOOD UNIT 11, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 23, PAGE 28 OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA AND RUN THENCE NORTH 00 DEGREES 08 MINUTES 30 SECONDS WEST, 124.85 FEET ALONG THE NORTHERLY PROLONGATION OF THE EAST LINE OF SAID LOT 1 TO ITS INTERSECTION WITH THE EXISTING BACK OF SIDEWALK, SAID POINT LYING ON A CURVE CONCAVE TO THE SOUTHWEST; THENCE NORTHWESTERLY ALONG SAID EXISTING CURVED BACK OF SIDEWALK TO ITS INTERSECTION WITH THE NORTH LINE OF SECTION 41, TOWNSHIP 3 SOUTH, RANGE 26 EAST, SAID POINT OF INTERSECTION BEARS NORTH 14 DEGREES 58 MINUTES 24 SECONDS WEST, 97.78 FEET FROM THE LAST DESCRIBED POINT; THENCE WEST, 9.24 FEET ALONG SAID NORTH LINE OF SECTION 41 TO ITS INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF UNIVERSITY BOULEVARD WEST EXTENSION AS NOW ESTABLISHED; THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF UNIVERSITY BOULEVARD WEST EXTENSION, SOUTH 80 DEGREES 14 MINUTES 00 SECONDS WEST, 134.28 FEET TO THE ARC OF A CUL-DE-SAC, CONCAVE TO THE NORTH, HAVING A RADIUS OF 50.0 FEET AND A CENTRAL ANGLE OF 87 DEGREES 45 MINUTES 04 SECONDS AND BEING SUBTENDED BY A CHORD WHICH BEARS SOUTH 71 DEGREES 00 MINUTES 17 SECONDS WEST, 69.31 FEET; THENCE SOUTHWESTERLY AND WESTERLY 76.58 FEET ALONG THE ARC OF SAID CUL-DE-SAC TO A POINT; THENCE SOUTH 02 DEGREES 41 MINUTES 00 SECONDS EAST, 166.69 FEET TO THE NORTHERLY BOUNDARY OF THE AFORESAID LAKEWOOD UNIT NO. 11; THENCE SOUTH 88 DEGREES 06 MINUTES 00 SECONDS EAST, 225.00 FEET ALONG SAID NORTHERLY LINE OF LAKEWOOD UNIT NO. 11 TO THE POINT OF BEGINNING.

PARCEL G

A PARCEL OF LAND, BEING PART OF TRACT 2, AS SHOWN ON THE PLAT OF LAKEWOOD UNIT NO. 2 AS RECORDED IN PLAT BOOK 20, PAGE 26, CURRENT PUBLIC RECORDS, DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF UNIVERSITY BOULEVARD (AN 80.0 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED) WITH THE EASTERLY RIGHT-OF-WAY LINE OF STANFORD ROAD (A 60.0 FOOT RIGHT-OF-WAY, AS NOW ESTABLISHED); RUN THENCE DUE NORTH 300.0 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE DUE EAST 33.5 FEET; THENCE DUE SOUTH 22.0 FEET; THENCE DUE WEST 33.5 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF SAID STANFORD ROAD; THENCE DUE NORTH 22.0 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF SAID STANFORD ROAD TO THE POINT OF BEGINNING.

PARCEL H

PART OF THE J.M. SANCHEZ GRANT, SECTION 41, TOWNSHIP 3 SOUTH, RANGE 26 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE MOST WESTERLY CORNER OF TRACT “B’’, LAKEWOOD UNIT NO. 14, AS RECORDED IN PLAT BOOK 23, PAGES 71 AND 71A OF THE CURRENT PUBLIC RECORDS OF SAID COUNTY; THENCE RUN NORTH 28°43’00” WEST, 62.89 FEET, ALONG THE NORTHEASTERLY LINE OF SAN JOSE BOULEVARD (A 100.0 FOOT RIGHT-OF-WAY); THENCE NORTH 30°13’33” EAST, 113.78 FEET, TO THE SOUTH LINE OF UNIVERSITY BOULEVARD WEST (AN 80.0 FOOT RIGHT-OF-WAY); THENCE DUE EAST, 63.85 FEET, ALONG THE SOUTH LINE OF SAID UNIVERSITY BOULEVARD WEST, TO THE WESTERLY LINE OF SAID TRACT “B”; THENCE SOUTH 30°38’30” WEST, 178.38 FEET, ALONG THE WESTERLY LINE OF SAID TRACT “B”, TO THE POINT OF BEGINNING.

PARCEL I

TRACK 1 (EXCEPT PART RECORDED IN THE OFFICIAL RECORD BOOK VOLUME 3255, PAGE 1171, VOLUME 4358, PAGE 716, AND VOLUME 6140, PAGE 1022), LAKEWOOD UNIT NUMBER 2, PLAT BOOK 20, PAGE 26 OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

ALL OF THE ABOVE BEING LESS AND EXCEPT LANDS TAKEN BY THE FLORIDA DEPARTMENT OF TRANSPORTATION DESCRIBED BY THAT CERTAIN AMENDED ORDER OF TAKING RECORDED IN OFFICIAL RECORDS BOOK 8869, PAGE 1702, PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

[End of Exhibit]

Exhibit A-6

LEGAL DESCRIPTION OF NORTHDALE PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

TRACT I:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 450.05 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING S.00°44’50”E., 624.79 FEET; THENCE S.89°15’10”W., 200.00 FEET; THENCE S.00°44’50”E., 200.00 FEET; THENCE S.89°15’10”W., 171.00 FEET; THENCE S.00°44’50”E., 35.00 FEET; THENCE S.89°15’10”W., 313.88 FEET; THENCE N.02°30’00.5”E., 1073.94 FEET; THENCE S.89°36’31”E., 424.17 FEET; THENCE S.00°44’50”E., 200.00 FEET; THENCE S.89°36’31”E., 200.00 FEET TO THE POINT OF BEGINNING.

TRACT IV-A:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 742.03 FEET, ALONG THE NORTH BOUNDARY LINE OF SAID SECTION 33; THENCE S.02°30’00.5”W., 250.17 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE S.02°30’00.5”W., 200.14 FEET; THENCE N.89°36’13”W., 155.16 FEET TO A POINT ON A CURVE; THENCE FROM A TANGENT BEARING OF S.34°42’13”W., SOUTHWESTERLY, 198.77 FEET, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 606.00 FEET (CHORD BEARING S.44°06’56”W., 197.87 FEET); THENCE N.45°39’06”W., 203.92 FEET TO A POINT ON THE CURVED SOUTHEASTERLY RIGHT-OF-WAY LINE OF MAPLEDALE BOULEVARD; THENCE FROM A TANGENT BEARING OF N.58°08’04”E., NORTHEASTERLY 232.68 FEET, ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 405.00 FEET (CHORD BEARING N.41°40’32.5”E., 229.49 FEET), ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD, TO A POINT OF REVERSE CURVATURE; THENCE NORTHEASTERLY, 56.88 FEET, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 50.00 FEET, (CHORD BEARING A N.57°48’15”E., 53.86 FEET), ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD, TO A POINT OF TANGENCY; THENCE S.89°36’31”E.,

249.29 FEET, ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD, TO THE POINT OF BEGINNING.

AND THE NORTHDALE COMMERCIAL - POND

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33 TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 250.05 FEET, ALONG SAID RIGHT-OF-WAY LINE; THENCE N.89°36’31”W., 624.17 FEET; THENCE S.02°30’00.5”W., 200.14 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE S.02°30’00.5”W., 616.86 FEET; THENCE N.89°36’31”W., 446.27 FEET; THENCE N.00°23’29”E., 349.74 FEET; THENCE N.55°32’53”E., 194.65 FEET; THENCE NORTHEASTERLY, 220.10 FEET ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 605.00 FEET (CHORD BEARING N.45°07’32”E., 218.89 FEET); THENCE S.89°36’31”E., 155.16 FEET TO THE POINT OF BEGINNING.

TRACT I-A:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 1567.59 FEET, ALONG SAID RIGHT-OF-WAY LINE, TO A POINT OF CURVATURE; THENCE SOUTHERLY, 318.85 FEET, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 5597.58 FEET (CHORD BEARING S.00°53’01”W., 318.60 FEET), ALONG SAID RIGHT-OF-WAY, TO THE NORTHERLY RIGHT-OF-WAY LINE OF NORTHDALE BOULEVARD; THENCE N.87°01’30”W., 371.29 FEET, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, TO THE POINT OF BEGINNING; THENCE CONTINUE, ALONG SAID RIGHT-OF-WAY LINE, N.87°01’30”W., 336.11 FEET; THENCE N.02°30’00.5”E., 326.36 FEET; THENCE S.34°16’17”E., 67.51 FEET; THENCE S.42°01’30”E., 48.40 FEET; THENCE N.89°15’10”E., 247.72 FEET; THENCE S.00°44’50”E., 255.00 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PROPERTY FROM THE ABOVE DESCRIBED TRACT I, TRACT IV AND THE NORTHDALE COMMERCIAL- POND:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 250.05 FEET, ALONG SAID RIGHT-OF-WAY LINE; THENCE N.89°38’31”W., 619.17 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF PROPOSED MAPLEDALE BOULEVARD (NOW EXISTING), TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE S.02°30’00”W., 217.16 FEET; THENCE S.87°30’00”E., 10.00 FEET; THENCE S.02°30’00”W., 16.00 FEET; THENCE N.87°30’00”W., 25.00 FEET; THENCE N.02°30’00”E., 16.00 FEET; THENCE S.87°30’00”E., 5.00 FEET; THENCE N.02°30’00”E., 216.80 FEET; THENCE S.89°36’31”E., 10.00 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF MAPLEDALE BOULEVARD, TO THE POINT OF BEGINNING.

AND

LESS AND EXCEPT PROPERTY CONVEYED IN O.R. BOOK 13671, PAGE 1617.

TOGETHER WITH

AN EASEMENT FOR INGRESS AND EGRESS AS CREATED BY AND SET FORTH IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4206, PAGE 135 AND INSTRUMENT RELATIVE THERETO RECORDED IN OFFICIAL RECORDS BOOK 4285, PAGE 464, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OVER THE FOLLOWING DESCRIBED LAND:

A PARCEL OF LAND LYING IN SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 250.05 FEET, ALONG SAID RIGHT-OF-WAY LINE; THENCE N.89°36’31”W., 619.17 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF PROPOSED MAPLEDALE BOULEVARD (NOW EXISTING), TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE S.02°30’00”W., 217.16 FEET; THENCE N.87°30’00”W., 10.00 FEET; THENCE N.02°30’00”E., 216.80 FEET; THENCE S.89°36’31”E., 10.00 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF MAPLEDALE BOULEVARD, TO THE POINT OF BEGINNING.

AND

PERPETUAL NON-EXCLUSIVE EASEMENTS FOR INGRESS, EGRESS, VEHICULAR AND PEDESTRIAN TRAFFIC AND FOR INSTALLATION OF WATER, SEWER, ELECTRICAL POWER, STORM WATER DRAINAGE AND OTHER UTILITIES AS CREATED BY AND SET FORTH IN CERTAIN DECLARATION OF EASEMENTS RECORDED IN OFFICIAL RECORDS BOOK 4285, PAGE 350, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OVER AND ACROSS THE

TRACTS, II, III, V, VI AND VIII AS SHOWN IN EXHIBIT “A” OF SAID INSTRUMENT AND TRACT IV OF EXHIBIT B THEREIN LESS AND EXCEPT TRACT IV-A AS SHOWN HEREIN.

THE PROPERTY DESCRIBED ABOVE IS ONE AND THE SAME AS THE FOLLOWING DESCRIBED PROPERTY;

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY FLORIDA, AND BEING MORE A PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 450.05 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING S.00°44’50”E., 624.79 FEET; THENCE S.89°15’10”W., 200.00 FEET; THENCE S.00°44’50”E., 200.00 FEET; THENCE S.89°15’10”W., 171.00 FEET; THENCE S.00°44’50”E., 35.00 FEET; THENCE S.89°15’10”W., 313.88 FEET; THENCE N.02°30’00.5”E., 256.92 FEET; THENCE N.89°36’31”W., 446.27 FEET; THENCE N.00°23’29”E., 349.74 FEET; THENCE N.55°32’53”E., 194.65 FEET; THENCE NORTHEASTERLY, 21.33 FEET, ALONG THE ARC OF A CURVE CONCAVE TO NORTHWEST, HAVING A RADIUS OF 605.00 FEET (CHORD BEARING N.54°32’01”E., 21.33 FEET); THENCE N.45°39’06”W., 203.92 FEET TO A POINT ON THE CURVED SOUTHEASTERLY RIGHT-OF-WAY LINE OF MAPLEDALE BOULEVARD; THENCE FROM A TANGENT BEARING OF N.58°08’04”E., NORTHEASTERLY, 232.68 FEET, ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 405.00 FEET (CHORD BEARING N.41°40’32.5”E., 229.49 FEET), ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD, TO A POINT OF REVERSE CURVATURE; THENCE NORTHEASTERLY, 56.88 FEET, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 50.00 FEET, (CHORD BEARING N.57°48’15”E., 53.86 FEET), ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD, TO A POINT OF TANGENCY; THENCE S.89°36’31”E., 244.29 FEET, ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID MAPLEDALE BOULEVARD; THENCE S.02°30’00”W., 216.80 FEET; THENCE A N.87°30’00”W., 5.00 FEET; THENCE S.02°30’00”W., 16.00 FEET; THENCE S.87°30’00”E., 25.00 FEET; THENCE N.02°30’00”E., 16.00 FEET; THENCE N.87°30’00”W., 10.00 FEET; THENCE N.02°30’00”E., 217.16 FEET; THENCE S.89°36’31”E., 419.17 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF MAPLEDALE BOULEVARD; THENCE S.00°44’50”E., 200.00 FEET; THENCE S.89°36’31”E., 200.00 FEET TO THE POINT OF BEGINNING.

TRACT I-A:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 1567.59 FEET, ALONG SAID RIGHT-OF-WAY LINE, TO A POINT OF CURVATURE; THENCE SOUTHERLY, 318.85 FEET, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 5597.58 FEET (CHORD BEARING S.00°53’01”W., 318.60 FEET), ALONG SAID RIGHT-OF-WAY, TO THE NORTHERLY RIGHT-OF-WAY LINE OF NORTHDALE BOULEVARD; THENCE N.87°01’30”W., 371.29 FEET, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, TO THE POINT OF BEGINNING; THENCE CONTINUE, ALONG SAID RIGHT-OF-WAY LINE, N.87°01’30”W., 336.11 FEET; THENCE N.02°30’00.5”E., 326.36 FEET; THENCE S.34°16’17”E., 67.51 FEET; THENCE S.42°01’30”E., 48.40 FEET; THENCE N.89°15’10”E., 247.72 FEET; THENCE S.00°44’50”E., 255.00 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT

PROPERTY CONVEYED IN O.R. BOOK 13671, PAGE 1617.

TOGETHER WITH

AN EASEMENT FOR INGRESS AND EGRESS AS CREATED BY AND SET FORTH IN THAT CERTAIN WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 4206, PAGE 135 AND INSTRUMENT RELATIVE THERETO RECORDED IN OFFICIAL RECORDS BOOK 4285, PAGE 464, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OVER THE FOLLOWING DESCRIBED LAND:

A PARCEL OF LAND LYING IN SECTION 33, TOWNSHIP 27 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF SAID SECTION 33, RUN THENCE N.89°36’31”W., 132.03 FEET, ALONG THE NORTH BOUNDARY OF SAID SECTION 33, TO THE WEST RIGHT-OF-WAY LINE OF DALE MABRY HIGHWAY; THENCE S.00°44’50”E., 250.05 FEET, ALONG SAID RIGHT-OF-WAY LINE; THENCE N.89°36’31”W., 619.17 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF PROPOSED MAPLEDALE BOULEVARD (NOW EXISTING), TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; THENCE S.02°30’00”W., 217.16 FEET; THENCE N.87°30’00”W., 10.00 FEET; THENCE N.02°30’00”E., 216.80 FEET; THENCE S.89°36’31”E., 10.00 FEET, ALONG THE SOUTHERLY RIGHT-OF-WAY-LINE OF MAPLEDALE BOULEVARD, TO THE POINT OF BEGINNING.

AND

PERPETUAL NON-EXCLUSIVE EASEMENTS FOR INGRESS, EGRESS, VEHICULAR AND PEDESTRIAN TRAFFIC AND FOR INSTALLATION OF WATER, SEWER, ELECTRICAL POWER, STORM WATER DRAINAGE AND OTHER UTILITIES AS CREATED BY AND SET FORTH IN CERTAIN DECLARATION OF EASEMENTS RECORDED IN OFFICIAL RECORDS BOOK 4285, PAGE 350, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, OVER AND ACROSS THE TRACTS, II, III, V, VI AND VIII AS SHOWN IN EXHIBIT “A” OF SAID INSTRUMENT AND TRACT IV OF EXHIBIT B THEREIN LESS AND EXCEPT TRACT IV-A AS SHOWN HEREIN.

[End of Exhibit]

Exhibit A-7

LEGAL DESCRIPTION OF BURNT STORE PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CHARLOTTE, STATE OF FLORIDA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1

BEING A TRACT OF LAND LYING IN SECTIONS 20 AND 29, TOWNSHIP 41 SOUTH RANGE 23 EAST, CITY OF PUNTA GORDA, CHARLOTTE COUNTY, FLORIDA AND BEING LOT 4, TRACT A AND A PORTION OF TRACTS B AND C, BURNT STORE SQUARE, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 16, PAGES 66-A THRU 66-C, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID TRACT A, SAID POINT ALSO BEING ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF MADRID BOULEVARD (80’ RIGHT-OF- WAY), AS SHOWN ON SAID PLAT:

THENCE N.49°10’30”E., ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE, 820.18 FEET;

THENCE S.40°49’30”E., 10.00 FEET;

THENCE N. 49°10’30”E., 120.02 FEET TO THE SOUTHWESTERLY LINE OF LOT 1, AS SHOWN ON SAID PLAT;

THENCE S.40°43’42”E., ALONG SAID SOUTHWESTERLY LINE, 220.00 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 1;

THENCE N. 49°10’30”E., ALONG SAID SOUTHEASTERLY LINE, 275.35 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 41 (215’ RIGHT-OF-WAY), AS SHOWN ON SAID PLAT;

THENCE S.40°49’30”E., ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE, 225.00 FEET TO THE NORTHWESTERLY LINE OF LOT 2, AS SHOWN ON SAID PLAT;

THENCE S.49°10’30”W., ALONG SAID NORTHWESTERLY LINE, 275.73 FEET TO THE SOUTHWESTERLY LINE OF SAID LOT 2;

THENCE S.40°43’42”E., 155.38 FEET TO A NON-TANGENT POINT ON A CIRCULAR CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 224.00 FEET AND A CHORD THAT BEARS S.21°53’04”E., 145.42 FEET;

THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE TO THE RIGHT THRU A CENTRAL ANGLE OF 37°52’54”, A DISTANCE OF 148.10 FEET TO THE POINT OF TANGENCY;

THENCE S.02°56’37”E., 33.32 FEET TO THE NORTHERLY LINE OF SAID LOT 4;

THENCE N.79°57’41”E., ALONG SAID NORTHERLY LINE, 226.19 FEET TO A POINT ON A CIRCULAR CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 550.00 FEET AND A CHORD THAT BEARS S.06°54’03” E., 132.94 FEET, SAID POINT ALSO BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF BURNT STORE ROAD (100’ RIGHT -OF-WAY), AS SHOWN ON SAID PLAT;

THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE TO THE LEFT AND SAID WESTERLY RIGHT-OF-WAY LINE, THRU A CENTRAL ANGLE OF 13°53’00”, A DISTANCE OF 133.27 FEET TO THE POINT OF TANGENCY;

THENCE S.13°50’34”E., 426.38 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 950.00 FEET AND A CHORD THAT BEARS S.06°26’32”E., 244.73 FEET;

THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE TO THE RIGHT THRU A CENTRAL ANGLE OF 14°48’03”, A DISTANCE OF 245.41 FEET TO THE POINT OF TANGENCY;

THENCE S.00°57’50”W., 68.43 FEET;

THENCE S.58°50’34”W., THRU THE SOUTHEASTERLY PORTION OF SAID TRACT B, 129.29 FEET;

THENCE S.76°09’25”W., 137.14 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SAID TRACT C;

THENCE N.40°49’30”W., ALONG SAID NORTHEASTERLY LINE, 24.93 FEET;

THENCE S.76°09’25”W., THRU THE NORTHEASTERLY PORTION OF SAID TRACT C, 52.16 TO THE NORTHWESTERLY LINE OF SAID TRACT C;

THENCE S.49°10’30”W., ALONG SAID NORTHWESTERLY LINE, 321.66 FEET;

THENCE N.45°34’12”W., 76.96 FEET;

THENCE S.44°06’35”W., 45.00 FEET TO THE SOUTHWESTERLY CORNER OF SAID TRACT B, SAID POINT ALSO BEING ON THE NORTHEASTERLY LINE OF BLOCK 285, PUNTA GORDA ISLES SECTION 15, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 8, PAGE 20-A THRU 20-Z-5, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA, SAID POINT ALSO BEING A POINT ON A CIRCULAR CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 4450.00 FEET AND A CHORD THAT BEARS N.39°33’36”W., 921.68 FEET;

THENCE NORTHWESTERLY, ALONG THE ARC OF SAID CURVE TO THE RIGHT, THRU A CENTRAL ANGLE OF 11°53’18”, A DISTANCE OF 923.33 FEET TO THE POINT OF REVERSE CURVATURE OF A CIRCULAR CURVE, CONCAVE SOUTHWESTERLY,

HAVING A RADIUS OF 4355.00 FEET AND A CHORD THAT BEARS N.36°07’58”W., 382.56 FEET;

THENCE NORTHWESTERLY, ALONG THE ARC OF SAID CURVE TO THE LEFT, THRU A CENTRAL ANGLE OF 05°02’05”, A DISTANCE OF 382.68 FEET;

THENCE N.39°28’28”W., ON A NON-TANGENT BEARING, 125.31 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THOSE LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 2597, PAGE 671; OFFICIAL RECORDS BOOK 2811, PAGE 1671; AND IN OFFICIAL RECORDS BOOK 3045, PAGE 1532; ALL AMONG THE PUBLIC RECORDS OF CHARLOTTE, COUNTY FLORIDA.

PARCEL 2:

EASEMENT RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN DECLARATION OF EASEMENTS COVENANTS AND RESTRICTIONS, RECORDED IN OFFICIAL RECORDS BOOK 1094, PAGE 1512, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 3:

EASEMENT RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN DECLARATION OF EASEMENTS COVENANTS AND RESTRICTIONS, RECORDED IN OFFICIAL RECORDS BOOK 1098, PAGE 39, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 4:

EASEMENT RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN DECLARATION OF EASEMENTS COVENANTS AND RESTRICTIONS, RECORDED IN OFFICIAL RECORDS BOOK 1120, PAGE 214, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 5:

EASEMENT RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN RESTRICTION AGREEMENT AND GRANT OF EASEMENTS, RECORDED IN OFFICIAL RECORDS BOOK 2597, PAGE 677; AS AFFECTED BY OFFICIAL RECORDS BOOK 2811, PAGE 1681 ALL AMONG THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 6:

EASEMENT RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT, RECORDED IN OFFICIAL RECORDS BOOK 3045, PAGE 1538, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 7:

EASEMENTS RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN MASTER RECIPROCAL EASEMENT AGREEMENT AND DEVELOPMENT RESTRICTIONS, RECORDED IN OFFICIAL RECORDS BOOK 1037, PAGE 748; AS AFFECTED BY: ASSIGNMENT, IN O.R. BOOK 1105, PAGE 569; AND FIRST AMENDMENT TO MASTER RECIPROCAL EASEMENT AGREEMENT AND DEVELOPMENT RESTRICTIONS, RECORDED IN O.R. BOOK 2597, PAGE 648 OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY FLORIDA.

PARCEL 8:

EASEMENTS RIGHTS FOR THE BENEFIT OF PARCEL 1, CREATED BY THAT CERTAIN NO-BUILD EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 2597, PAGE 700, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; AS AFFECTED BY FIRST AMENDMENT TO NO-BUILD EASEMENT AGREEMENT, RECORDED IN O.R. BOOK 2811, PAGE 1677 OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA.

[End of Exhibit]

Exhibit A-8

LEGAL DESCRIPTION OF BEECHWOOD PROPERTY

All that tract or parcel of land situate, lying and being in the 216th G.M. District, Athens, Clarke County, Georgia, being shown on a plat entitled “Survey for Beechwood Associates, L.P. and Colonial Realty Limited Partnership and First American Title Insurance Company”, dated June 6, 2007, prepared by Landmark Engineering Corporation, J. R. Holland, Georgia Registered Surveyor No. 1087, and being more particularly described as follows:

Beginning at an iron pin on the northerly right-of-way of Riverhill Drive (50 foot right-of-way), said iron pin being situated 125.00 feet westerly of the intersection of the right-of-way of Alps Road (80 foot right-of-way) and Riverhill Drive; running thence along the right-of-way of Riverhill Drive South 79 degrees 55 minutes 11 seconds West 440.35 feet to an iron pin; running thence along the right-of-way of Riverhill Drive North 85 degrees 10 minutes 22 seconds West 101.32 feet having an arc of 101.86 feet to an iron pin; running thence along the right-of-way of Riverhill Drive North 64 degrees 01 minute 24 seconds West 107.32 feet having an arc of 107.97 feet to an iron pin; running thence along the right-of-way of Riverhill Drive North 50 degrees 04 minutes 06 seconds West 185.05 feet to an iron pin; running thence North 07 degrees 40 minutes 14 seconds West 598.21 feet to an iron pin; running thence North 07 degrees 40 minutes 14 seconds West 59.35 feet to an iron pin; running thence North 75 degrees 59 minutes 46 seconds East 310.34 feet to an iron pin; running thence North 06 degrees 57 minutes 14 seconds West 349.80 feet to an iron pin; running thence North 83 degrees 02 minutes 46 seconds East 63.51 feet to an iron pin; running thence North 05 degrees 41 minutes 37 seconds West 46.13 feet to an iron pin; running thence North 00 degrees 24 minutes 50 seconds West 306.98 feet to an iron pin; running thence North 01 degrees 26 minutes 20 seconds West 182.66 feet to an iron pin; running thence North 73 degrees 35 minutes 27 seconds East 20.89 feet to an iron pin; running thence North 06 degrees 44 minutes 20 seconds West 200.11 feet to an iron pin situated on the southerly right-of-way of West Broad Street (200 foot right-of-way); running thence along the southerly right-of-way of West Broad Street North 73 degrees 33 minutes 22 seconds East 33.44 feet to an iron pin; running thence South 07 degrees 36 minutes 10 seconds East 410.07 feet to an iron pin; running thence North 82 degrees 55 minutes 17 seconds East 376.49 feet to an iron pin situated on the westerly right-of-way of Alps Road (80 foot right-of-way); running thence along the westerly right-of-way of Alps Road South 08 degrees 08 minutes 01 second East 797.35 feet to an iron pin, running thence along the westerly right-of-way of Alps Road South 07 degrees 50 minutes 58 seconds East 612.67 feet to an iron pin; running thence South 79 degrees 10 minutes 13 seconds West 125.26 feet to an iron pin; running thence South 07 degrees 46 minutes 06 seconds East 150.01 feet to the beginning iron pin.

Together with a certain twenty (20 foot) foot Ingress and Egress Easement arising under that certain Reciprocal Easement Agreement between Beechwood Development Co. and Helen Rollins DeVore, Valerie W. Johnson, T. Carroll DeVore and Cecil L. Johnson, Jr., d.b.a. D. & J. Reco, dated February 8, 1978, filed for record February 23, 1978 at 4:30 p.m., recorded in Deed Book 404, Page 785, Records of Clarke County, Georgia.

Also Together with those easement rights arising under that certain Declaration of Restrictive Covenants by Beechwood Development Co., dated August 10, 1971, filed for record September

21, 1981 at 1:41 p.m., recorded in Deed Book 359, Page 258, aforesaid records; as amended by that certain Declaration by Beechwood Development Company, a Georgia corporation, dated February 28, 1983, recorded in Deed Book 435, Page 282, aforesaid records, as further amended and restated by that certain Restrictive Easement and Agreement between Down Island, Inc., a Georgia corporation and Beechwood Associates, a Georgia general partnership composed of Brad K. Johnson and R. McKenzie Daniel, dated September 6, 1984, filed for record September 6, 1984 at 9:10 a.m., recorded in Deed Book 481, Page 199, aforesaid records.

Also together with those beneficial rights and easements contained in Declaration of Covenants, Conditions and Restrictions by OZ/CLP Beechwood, LLC, a Delaware limited liability company and Chick-Fil-A, Inc., a Georgia Corporation dated November 30, 2010, filed for record December 1, 2010 and recorded in Deed Book 3784, Page 120, aforesaid records.

Less and Except:

All that tract or parcel of land lying and being in GMD 218 of Clarke County, Georgia and being more particularly described as “Tract 2” (0.34 acres) on that certain Subdivision Plat of OZ/CLP Beechwood LLC, dated July 23, 2009, prepared by Michael S. Perdue (RLS No. 2776) of MSP & Associates Land Surveying, Inc., and recorded in Plat Book G, Pages 169C and 169D, in the records of Clerk of Superior Court of Clarke County, Georgia. The description of said parcel in said plat is hereby incorporated herein by reference.

[End of Exhibit]

Exhibit A-9

LEGAL DESCRIPTION OF PORTOFINO PROPERTY

TRACT ONE: (FEE)

BEING A 35.000 ACRE PARCEL COMPRISED OF PART OF UNRESTRICTED RESERVE “A”, AND PART OF UNRESTRICTED RESERVE “B”, OF THE REPLAT OF UNRESTRICTED RESERVE “A”, AND UNRESTRICTED RESERVE “C”, AND DAVID MEMORIAL DRIVE OF THE PORTOFINO POWER CENTER, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET O, SHEET 74 OF THE MAP RECORDS OF MONTGOMERY COUNTY, TEXAS, (M.C M.R.), ALSO BEING SITUATED IN THE W.M. MCDERMOTT SURVEY, ABSTRACT 389 AND THE MONTGOMERY COUNTY SCHOOL LAND SURVEY, ABSTRACT 350, MONTGOMERY COUNTY, TEXAS, SAID 35.000 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (THE BASIS OF BEARING IS THE EAST RIGHT OF-WAY LINE OF INTERSTATE HIGHWAY 45 (1-45):

BEGINNING AT A FOUND 5/8-INCH IRON ROD WITH CAP STAMPED “SITECH ENGINEERING” IN THE EAST RIGHT-OF-WAY LINE OF 1-45 (WIDTH VARIES) AND AT THE NORTHWEST CORNER OF THAT CALLED 12.162 ACRE UNRESTRICTED RESERVE “A” SHOWN ON THE PLAT TITLED HOME DEPOT WOODLANDS, AS RECORDED IN CABINET L, SHEET 129, M.C.M.R. AND THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE “A”;

THENCE NORTH 07° 17’ 43” WEST, ALONG THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AND THE WEST LINE OF SAID UNRESTRICTED RESERVE “A”, A DISTANCE OF 589.92 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”);

THENCE NORTH 82° 40’ 41” EAST, A DISTANCE OF 267.81 FEET TO A FOUND “X” IN CONCRETE;

THENCE NORTH 07° 19’ 19” WEST, A DISTANCE OF 545.00 FEET TO A FOUND “X” IN CONCRETE;

THENCE SOUTH 82° 40’ 41” WEST, A DISTANCE OF 267.08 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”) IN THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY, ALSO BEING IN THE WESTERLY LINE OF SAID UNRESTRICTED RESERVE “A”, AND LYING IN A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT WITH A RADIUS OF 11534.16 FEET, AN ARC OF 23.71 FEET, THROUGH A DELTA OF 00° 07’ 04”, AND A CHORD BEARING NORTH 07° 25’ 53” WEST, 23.71 FEET TO A SET 5/8 INCH IRON ROD (WITH CAP STAMPED “COTTON SURVEYING”);

THENCE NORTH 05° 43’ 21” WEST, ALONG THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AND THE WESTERLY LINE OF SAID UNRESTRICTED RESERVE “A”, AND SAID UNRESTRICTED RESERVE “B”, PASSING AT A DISTANCE OF 215.85 FEET THE NORTHWEST CORNER OF SAID UNRESTRICTED RESERVE “A”, AND THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE “B”, IN ALL A TOTAL DISTANCE OF 360.66 FEET TO A FOUND 5/8 INCH IRON ROD (WITH CAP STAMPED “SITECH ENGINEERING”);

THENCE NORTH 07° 52’ 41” WEST, ALONG THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AND THE WESTERLY LINE OF SAID UNRESTRICTED RESERVE “B’, A DISTANCE OF 32.25 FEET TO A FOUND 1/2- INCH IRON ROD;

THENCE NORTH 81° 55’ 07” EAST, A DISTANCE OF 267.91 FEET TO A FOUND “X” IN CONCRETE;

THENCE NORTH 08° 04’ 53” WEST, A DISTANCE OF 545.00 FEET TO A FOUND “X” IN CONCRETE;

THENCE SOUTH 81° 55’ 07” WEST, A DISTANCE OF 264.90 FEET TO A FOUND 1/2-INCH IRON ROD, IN THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AND LYING IN THE WESTERLY LINE OF SAID UNRESTRICTED RESERVE “B”, AND LYING IN A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT WITH A RADIUS OF 23100.31 FEET, AN ARC LENGTH OF 92.28 FEET, THROUGH A DELTA OF 00° 13’ 44”, AND A CHORD BEARING NORTH 08° 06’ 160 WEST, 92.28 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”);

THENCE NORTH 06° 01’ 27” WEST A DISTANCE OF 101.44 FEET, TO A FOUND CONCRETE MONUMENT;

THENCE NORTH 07° 45’ 18” WEST, A DISTANCE OF 52.51 FEET TO A FOUND 5/8, AT THE NORTHWEST CORNER OF SAID UNRESTRICTED RESERVE “B”, AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 82° 44’ 40” EAST, ALONG THE NORTH LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 272.58 FEET TO A FOUND “X” IN CONCRETE;

THENCE SOUTH 07° 16’ 22” EAST, ALONG THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 173.34 FEET TO A FOUND “X” IN CONCRETE;

THENCE NORTH 86° 47’ 30” EAST, ALONG THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 251.59 FEET TO A FOUND “X” IN

CONCRETE, AT AN ANGLE POINT IN THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE ‘‘B”;

THENCE NORTH 87° 01’ 02” EAST, ALONG THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 343.05 FEET TO A FOUND “X” IN CONCRETE, AN ANGLE POINT IN THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “B”;

THENCE NORTH 86° 54’ 06” EAST, ALONG THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 106.47 FEET TO A SET 5/8-INCH IRON ROD (WITH CAP STAMPED “COTTON SURVEYING”) AT THE NORTHEAST CORNER OF SAID UNRESTRICTED RESERVE “B”, AND THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 02° 35’ 24” EAST, ALONG THE EASTERLY LINE OF SAID UNRESTRICTED RESERVE “B”, A DISTANCE OF 121.47 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING’), AT ANGLE POINT IN THE EASTERLY LINE OF SAID UNRESTRICTED RESERVE “B”, IN THE WEST LINE OF DAVID MEMORIAL DRIVE (80 FEET WIDE);

THENCE SOUTH 17° 38’ 20” WEST, ALONG THE EASTERLY LINE OF SAID UNRESTRICTED RESERVE “B”, AND THE WEST RIGHT OF WAY LINE OF SAID DAVID MEMORIAL DRIVE, A DISTANCE OF 170.72 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”) AND THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT WITH A RADIUS OF 340.00 FEET, AN ARC LENGTH OF 120.04 FEET, THROUGH A DELTA OF 20° 13’ 44”, AND A CHORD BEARING SOUTH 07° 31’ 28” WEST, 119.42 FEET TO A FOUND 5/8-INCH IRON ROD (WITH CAP STAMPED “SITECH ENGINEERING”);

THENCE SOUTH 02° 35’ 24” EAST, ALONG THE EAST LINE OF SAID UNRESTRICTED RESERVE “B” UNRESTRICTED RESERVE “A”, AND THE WEST RIGHT OF WAY LINE OF SAID DAVID MEMORIAL DRIVE, PASSING AT A DISTANCE OF 564.38 FEET THE SOUTHEAST CORNER OF SAID UNRESTRICTED RESERVE “B”, AND THE NORTHEAST CORNER OF SAID UNRESTRICTED RESERVE “A”, IN ALL A TOTAL DISTANCE OF 1453.54 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”), AT THE BEGINNING OF A CURVE TO THE RIGHT;

THENCE ALONG SAID CURVE TO THE RIGHT WITH A RADIUS OF 260.00 FEET, AN ARC LENGTH OF 54.54 FEET, THROUGH A DELTA OF 12° 01’ 05”, AND A CHORD BEARING SOUTH 03°25” 09” WEST, 54.44 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”);

THENCE SOUTH 09° 25’ 41” WEST, ALONG THE WEST RIGHT OF WAY LINE OF SAID DAVID MEMORIAL DRIVE, AND THE EAST LINE OF SAID UNRESTRICTED RESERVE

“A”, A DISTANCE OF 165.87 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”), AND THE BEGINNING OF A CURVE TO THE LEFT;

THENCE ALONG SAID CURVE TO THE LEFT WITH A RADIUS OF 340.00 FEET, AN ARC LENGTH OF 43.40 FEET, THROUGH A DELTA OF 07° 18’ 52”, AND A CHORD BEARING SOUTH 05° 46’ 15” WEST, A DISTANCE OF 43.38 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”);

THENCE ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 1960.00 FEET, AN ARC LENGTH OF 69.01 FEET, THROUGH A DELTA OF 02° 01’ 02”, AND A CHORD BEARING SOUTH 04° 09’ 20” WEST, 69.01 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING”) AT THE INTERSECTION OF THE WEST RIGHT OF WAY LINE OF SAID DAVID MEMORIAL DRIVE, WITH THE SOUTH RIGHT OF WAY LINE OF ALEXANDRA LANE (30 FOOT PRIVATE DRIVE), AT THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED PARCEL;

THENCE SOUTH 86° 32’ 44” WEST, ALONG THE SOUTHERLY RIGHT OF WAY LINE OF ALEXANDRA LANE, A DISTANCE OF 667.45 FEET (CALLED 666.19 FEET) TO THE POINT OF BEGINNING CONTAINING 35.000 ACRES OF LAND IN MONTGOMERY COUNTY, TEXAS.

TRACT TWO: (FEE)

BEING A 1.4304 ACRE PARCEL BEING ALL OF UNRESTRICTED RESERVE “C”, OF THE REPLAT OF UNRESTRICTED RESERVE “A”, AND UNRESTRICTED RESERVE “C”, AND DAVID MEMORIAL DRIVE OF THE PORTOFINO POWER CENTER, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET O, SHEET 74 OF THE MAP RECORDS OF MONTGOMERY COUNTY, TEXAS, (M.C.M.R.), ALSO BEING SITUATED IN THE W. M. MCDERMOTT SURVEY, ABSTRACT 389 AND THE MONTGOMERY COUNTY SCHOOL LAND SURVEY, ABSTRACT 350, MONTGOMERY COUNTY, TEXAS, SAID 1.4304 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (THE BASIS OF BEARING IS THE EAST RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 45 (I- 45):

BEGINNING AT A FOUND 5/8 INCH IRON ROD WITH CAP (“SITECH ENGINEERING’), IN THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AT THE NORTHWEST CORNER OF SAID UNRESTRICTED RESERVE “C”, AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 86° 55’ 17” EAST, ALONG THE NORTHERLY LINE OF SAID UNRESTRICTED RESERVE “C”, A DISTANCE OF 265.20 FEET TO A FOUND 5/8 INCH IRON ROD AT THE NORTHEAST CORNER OF SAID UNRESTRICTED RESERVE “C”, AND THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 07° 45’ 18” EAST, ALONG THE EAST LINE OF SAID UNRESTRICTED RESERVE “C”, A DISTANCE OF 226.08 FEET TO A FOUND “X” IN CONCRETE AT THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 82° 44’ 40” WEST, ALONG THE SOUTH LINE OF SAID UNRESTRICTED RESERVE “C”, A DISTANCE OF 264.33 FEET TO A FOUND “X” IN THE CONCRETE IN THE EASTERLY RIGHT OF WAY LINE OF INTERSTATE HIGHWAY 45, AT THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE “C”, AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 07° 45’ 18” WEST, ALONG THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY 45, AND THE WEST LINE OF SAID UNRESTRICTED RESERVE “C”, A DISTANCE OF 245.40 FEET TO THE POINT OF BEGINNING, CONTAINING 1.4304 ACRES OF LAND IN MONTGOMERY COUNTY, TEXAS.

TRACT THREE: (FEE)

BEING 3.33 ACRES OF LAND, UNRESTRICTED RESERVE “B” OF THE LAKES AT PORTOFINO, A REPLAT OF UNRESTRICTED RESERVE “A” AND UNRESTRICTED RESERVE “B” OF THE PORTOFINO POWER CENTER, A SUBDIVISION OF 58.8910 ACRES OF LAND IN THE W.M. MCDERMOTT SURVEY, A-389, AND THE MONTGOMERY COUNTY SCHOOL LAND SURVEY, A-350, MONTGOMERY COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET “S”, SHEET 133 OF THE MAP RECORDS OF MONTGOMERY COUNTY, TEXAS, (M.C.M.R.)

TRACT FOUR: (FEE)

BEING 3.35 ACRES OF LAND, UNRESTRICTED RESERVE “A” OF THE LAKES AT PORTOFINO, A REPLAT OF UNRESTRICTED RESERVE “A” AND UNRESTRICTED RESERVE “B” OF THE PORTOFINO POWER CENTER, A SUBDIVISION OF 58.8910 ACRES OF LAND IN THE WM. MCDERMOTT SURVEY, A-389, AND THE MONTGOMERY COUNTY SCHOOL LAND SURVEY, A-350, MONTGOMERY COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET “S”, SHEET 133 OF THE MAP RECORDS OF MONTGOMERY COUNTY, TEXAS, (M.C.M.R.)

TRACT FIVE: (EASEMENT RIGHTS ONLY)

A NON-EXCLUSIVE EASEMENT OVER, THROUGH AND AROUND THE ACCESS DRIVES AND COMMON AREAS FOR DRIVEWAYS, WALKWAYS, INGRESS AND EGRESS OF MOTOR VEHICLES, LOADING AND UNLOADING OF COMMERCIAL AND OTHER VEHICLES, AS CONTAINED IN EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND DATED MARCH 16, 2000, RECORDED UNDER CLERK’S FILE NO 2000-023842, REFILED UNDER FILE NO. 2000-034164 AND

AMENDED BY INSTRUMENT RECORDED UNDER FILE NO. 2000-093962 OF THE REAL PROPERTY RECORDS OF MONTGOMERY COUNTY, TEXAS.

TRACT SIX: (EASEMENT RIGHTS ONLY)

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS BY VEHICULAR AND PEDESTRIAN TRAFFIC AND VEHICULAR PARKING UPON, OVER AND ACROSS THE COMMON AREA AS SET FORTH THEREIN; AND A NON-EXCLUSIVE EASEMENT UNDER, THROUGH, AND ACROSS THE COMMON AREA FOR THE INSTALLATION, OPERATION, MAINTENANCE, REPAIR, AND REPLACEMENT OF WATER DRAINAGE SYSTEMS OR STRUCTURES, WATER MAINS, SEWERS, WATER SPRINKLER SYSTEM LINES, TELEPHONES, ELECTRICAL CONDUITS OR SYSTEMS, GAS MAINS, PNEUMATIC TUBES, DATA LINES AND OTHER PUBLIC OR PRIVATE UTILITIES AS CONTAINED IN DECLARATION OF RESTRICTIONS, GRANT OF EASEMENTS AND COMMON AREA MAINTENANCE AGREEMENT RECORDED UNDER CLERK’S FILE NO. 2000-100618 OF THE REAL PROPERTY RECORDS OF MONTGOMERY COUNTY, TEXAS.

TRACT SEVEN: (EASEMENT RIGHTS ONLY)

TERMS, CONDITIONS AND STIPULATIONS OF THAT CERTAIN EASEMENT WITH COVENANTS AND RESTRICTIONS AFFECTING LAND, EXECUTED BY AND BETWEEN SAM’S EAST, INC. AND PORTOFINO, LTD., DATED MARCH 16, 2000, RECORDED UNDER COUNTY CLERK’S FILE NO. 2000-023842, REFILED UNDER FILE NO. 2000-034164 AND AMENDED BY INSTRUMENT RECORDED UNDER FILE NO. 2000-93962 OF THE REAL PROPERTY RECORDS OF MONTGOMERY COUNTY, TEXAS.

TRACT EIGHT: (EASEMENT RIGHTS ONLY)

TERMS, CONDITIONS AND STIPULATIONS OF THAT CERTAIN RECIPROCAL PARKING AGREEMENT CONTAINED IN DECLARATION OF RESTRICTIONS, GRANT OF EASEMENTS AND COMMON AREA MAINTENANCE AGREEMENT RECORDED UNDER COUNTY CLERK’S FILE NO. 2000-100618 OF THE REAL PROPERTY RECORDS OF MONTGOMERY COUNTY, TEXAS.

[End of Exhibit]

Exhibit A-10

LEGAL DESCRIPTION OF KINGWOOD COMMONS PROPERTY

PARCEL 1

BEING A 17.3701 ACRE TRACT OF LAND LOCATED IN THE MARY OWENS SURVEY, A-405.MONTGOMERY COUNTY, TEXAS; SAID 17.3701 ACRE TRACT BEING OUT OF RESTRICTED RESERVE “A” OF KINGWOOD COMMONS REPLAT NO. 1, A 26.2184 ACRE SUBDIVISION RECORDED IN CABINET “T”, SHEETS 182 THRU 184 OF MAP RECORDS OF MONTGOMERY COUNTY, TEXAS; SAID 17.3701 ACRE TRACT BEING ALL OF THAT SAME CALLED 17.3701 ACRE TRACT OF LAND CONVEYED TO CRLP KINGWOOD DRIVE, LLC IN FILE NO. 2004-037203 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF MONTGOMERY COUNTY, TEXAS (O.P.R.R.P.M.C.T.); SAID 17.3701 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS (ALL BEARINGS ARE REFERENCED TO THE WEST LINE OF SAID RESERVE “A”);

BEGINNING AT A 5/8 INCH IRON ROD WITH PLASTIC CAP STAMPED “SURVCON INC.” FOUND FOR THE NORTHEAST CORNER OF SAID RESERVE “A”, THE NORTHEAST CORNER OF SAID CALL 17.3701 ACRE TRACT, AND THE MOST NORTHERLY CORNER OF THE LODGE AT KINGWOOD APTS., A 14.80 ACRE SUBDIVISION RECORDED IN FILM CODE NO. 405029 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, SAID IRON ROD ALSO BEING ON THE SOUTH RIGHT-OF-WAY LINE OF KINGWOOD DRIVE (WIDTH VARIES) RECORDED IN VOLUME 695, PAGE 411 OF THE DEED RECORDS OF MONTGOMERY COUNTY, TEXAS AND CORRECTED IN FILM CODE NO. ###-##-#### OF THE O.P.R.R.P.M.C.T.;

THENCE, WITH THE COMMON LINE OF SAID RESERVE “A”, SAID CALL 17.3701 ACRE TRACT, AND SAID LODGE AT KINGWOOD APTS., THE FOLLOWING TWO (2) COURSES AND DISTANCES:

1. SOUTH 26° 44’ 40” WEST, A DISTANCE OF 455.33 FEET TO A 5/8-INCH IRON ROD WITH PLASTIC CAP STAMPED “SURVCON INC.” FOUND FOR THE MOST EASTERLY SOUTHEAST CORNER OF SAID RESERVE “A” AND SAID CALL 17.3701 ACRE TRACT, SAME BEING AN INTERIOR CORNER OF SAID LODGE AT KINGWOOD APTS.;

2. SOUTH 87° 32’ 06” WEST, A DISTANCE OF 1014.54 FEET TO A 5/8-INCH IRON ROD FOUND FOR AN EXTERIOR CORNER ON THE EAST LINE OF A CALL 3.1780 ACRE TRACT OF LAND CONVEYED TO APF WO 28, LP IN FILE NO. 2006-100817 OF THE O.P.R.R.P.M.C.T. AND THE MOST SOUTHERLY SOUTHWEST CORNER OF SAID CALL 17.3701 ACRE TRACT;

THENCE, WITH THE COMMON LINE OF SAID CALL 6.1780 AND 17.3701ACRE TRACTS, THE FOLLOWING TWO (2) COURSES AND DISTANCES:

3. NORTH 14° 57’ 33” EAST, A DISTANCE OF 189.10 FEET TO AN “X” SCRIBED IN CONCRETE PAVEMENT.

4. ALONG THE ARC OF A CURVE TO THE LEFT, AT AN ARC DISTANCE OF 66.07 FEET PASSING THE MOST NORTHERLY CORNER OF SAID CALL 6.1780 ACRE TRACT AND NORTHEAST CORNER OF A CALL 0.4622 ACRE TRACT OF LAND CONVEYED TO KINGWOOD DEVELOPMENT PARTNERS, L.L.C. IN FILE NO. 2006-127455 OF THE O.P.R.R.P.M.C.T., CONTINUING IN ALL A TOTAL ARC DISTANCE OF 116.16 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 57° 52’ 22’, A RADIUS OF 115.00 FEET AND A CHORD THAT BEARS NORTH 46° 06’ 16” WEST, A DISTANCE OF 111.8 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND;

5. THENCE, WITH THE COMMON LINES OF SAID CALL 17.3701 AND 0.4622 ACRE TRACTS, NORTH 75° 02’ 27” WEST, A DISTANCE OF 123.50 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND FOR THE NORTHWEST CORNER OF SAID CALL 0.4622 ACRE TRACT AND MOST WESTERLY CORNER OF SAID CALL 17.3701 ACRE TRACT, SAID IRON ROD ALSO BEING ON THE WEST LINE OF AFORESAID RESERVE “A” AND EAST LINE OF THE SOUTHERN PACIFIC RAILROAD (100-FEET WIDE);

6. THENCE, WITH THE COMMON LINE OF SAID RESERVE “A” AND SOUTHERN PACIFIC RAILROAD, NORTH 14° 57’ 33” EAST, A DISTANCE OF 344.00 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416”SET FOR THE SOUTHWEST CORNER OF A CALL 1.3591 ACRE TRACT OF LAND CONVEYED TO SOUTHWEST BANK OF TEXAS IN FILE 2000-065105 OF THE O.P.R.R.P.M.C.T.;

7. THENCE, WITH THE SOUTH LINE OF SAID CALL 1.3591 ACRE TRACT, SOUTH 75° 02’ 27” EAST, A DISTANCE OF 181.36 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416”FOUND;

8. THENCE, CONTINUING WITH SAID SOUTH LINE, 53.81 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 22° 50’ 11”, A RADIUS OF 135.00 FEET AND A CHORD THAT BEARS NORTH 53° 00’ 23” EAST, A DISTANCE OF 53.45 FEET TO AN “X” FOUND SCRIBED IN CONCRETE PAVEMENT FOR THE MOST EASTERLY SOUTHEAST CORNER OF SAID CALL 1.359 ACRE TRACT, SAID “X” ALSO BEING ON THE WEST LINE OF A CALL 0.8490 ACRE TRACT CONVEYED TO WENDY’S INTERNATIONAL, INC. IN FILE NO. 2001-076811 OF THE O.P.R.R.P.M.C.T.;

9. THENCE, WITH THE WEST LINE OF SAID CALL 0.8490 ACRE TRACT, SOUTH 09° 20’ 20” WEST, A DISTANCE OF 6.28 FEET TO AN “X” FOUND SCRIBED IN CONCRETE PAVEMENT FOR THE SOUTHWEST CORNER OF SAID CALL 0.8490 ACRE TRACT;

THENCE, WITH THE SOUTH AND EAST LINE OF SAID CALL 0.8490 ACRE TRACT, THE FOLLOWING SIX (6) COURSES AND DISTANCES:

10. 86.18 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, SAID HAVING A CENTRAL ANGLE OF 40° 18’ 50”, A RADIUS OF 122.48 FEET AND A CHORD THAT

BEARS NORTH 81° 12’ 31” EAST, A DISTANCE OF 84.41 FEET TO AN “X” FOUND SCRIBED IN CONCRETE PAVEMENT;

11. SOUTH 75° 13’ 34” EAST, A DISTANCE OF 68.17 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND;

12. 45.70 FEET ALONG THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 84° 20’ 57”, A RADIUS OF 31.04 FEET AND A CHORD THAT BEARS NORTH 60° 28’ 03” EAST, A DISTANCE OF 41.68 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND;

13. NORTH 08° 46’ 09” EAST, A DISTANCE OF 175.60 FEET TO AN “X” FOUND SCRIBED IN CONCRETE PAVEMENT;

14. NORTH 80° 39’ 40” WEST, A DISTANCE OF 32.44 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND;

15. NORTH 09° 20’ 20” EAST, A DISTANCE OF 29.79 FEET TO A 5/8-INCH IRON ROD WITH CAP STAMPED “COSTELLO INC RPLS 4416” FOUND FOR THE MOST NORTHERLY NORTHEAST CORNER OF SAID CALL 0.8490 ACRE TRACT, SAID IRON ROD ALSO BEING ON THE NORTH LINE OF AFORESAID RESERVE “A” AND SOUTH RIGHT-OF-WAY LINE OF AFORESAID KINGWOOD DRIVE;

THENCE, WITH THE NORTH LINE OF SAID RESERVE “A” AND SAID SOUTH RIGHT-OF-WAY LINE, THE FOLLOWING TWO (2) COURSES AND DISTANCES:

16. 888.88 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A CENTRAL ANGLE OF 24° 26’ 17”, A RADIUS OF 2084.00 FEET AND A CHORD THAT BEARS SOUTH 67° 37’ 45” EAST, A DISTANCE OF 882.16 FEET, FROM WHICH A 3/4-INCH IRON ROD FOUND BENT BEARS SOUTH 72 DEGREES 11 MINUTES EAST, A DISTANCE OF 0.32 FEET;

17. 75.06 FEET ALONG THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 02° 03’ 49”, A RADIUS OF 2084.00 FEET AND A CHORD THAT BEARS SOUTH 56° 26’ 31” EAST, A DISTANCE OF 75.06 FEET TO THE POINT OF BEGINNING AND CONTAINING 17.3701 ACRES OF LAND.

PARCEL 2

RIGHTS, PRIVILEGES AND EASEMENTS CONTAINED IN THAT CERTAIN SIGNAGE EASEMENT AGREEMENT FROM WENDY’S INTERNATIONAL, INC. DATED AUGUST 29, 2001, RECORDED AS DOCUMENT NO. 2001-076812 OF OFFICIAL RECORDS.

PARCEL 3

RIGHTS, PRIVILEGES, AND EASEMENTS CONTAINED IN THAT CERTAIN RECIPROCAL OPERATING AND EASEMENT AGREEMENT FOR KINGWOOD COMMONS, RECORDED UNDER CLERK’S FILE NO. 2000-063104, AS AMENDED BY

CLERK’S FILE NO. 2003-049671, ALL OF THE OFFICIAL RECORDS OF MONTGOMERY COUNTY, TEXAS.

[End of Exhibit]

Exhibit B

LEASE SCHEDULE

Folders and Files

Leases

Ann Taylor No. 1378

Lease Documents

Ann Taylor - 1st Amendment to Lease 07-08-2003.pdf

Ann Taylor - Fully Executed Lease Agreement 04-24-2003.pdf

Ann Taylor - Renewal Notice 11-15-2012.pdf

Ann Taylor.pdf

Athens Cafe - Buffalos

Lease Documents

Athen Cafe Lease Agreement - 4-23-1997.pdf

Athens Cafe - First Amendment to Lease 5-18-2006.pdf

Beechwood Buffalo’s First Amendment to Lease dated 5-18-06.pdf

Bank of America No. GA8-042

Lease Documents

Bank of America - 1st Amendment to Lease 02-14-2005.pdf

Bank of America - Fully Executed Lease Agreement 09-01-2003.pdf

Bank of America - Notification to Renew Lease 02-22-2012 .pdf

Bath and Body Works

Beechwood - Bath and Body Works - 5th Amendment to the Lease - 08.01.2013.pdf

Lease Documents

Bath and Body Works - 1st Amendment 03-06-2006.pdf

Bath and Body Works - 2nd Amendment 03-27-2007.pdf

Bath and Body Works - 3rd Amendment 04-10-2009.pdf

Bath and Body Works - 4th Amendment to Lease 07-21-2011.pdf

Bath and Body Works - Agreement 12-04-2003.pdf

Bath and Body Works - Exhibit A to Lease.pdf

Bath and Body Works - Lease Agreement 05-05-2000.pdf

Lease Documents

3rd Amendment to Lease Agreement 12-17-2010.pdf

Bath and Body Works - Lease Agreement 03-17-2000.pdf

TVI Bath and Body Works First Amendment dated 8-22-05.pdf

TVI Bath and Body Works Lease dated 12-4-03.pdf

TVI Bath and Body Works Notice declining to Renew 9-17-10.pdf

NI Bath and Body Works Second Amendment dated 5-30-06.pdf

BodyPlex

Lease Documents

ASSIGNMENT and ASSUMPTION of LEASE dated 10-22-08.pdf

Beechwood Bodypiex Landlord Agreement 10-30-08.01

Bodyplex First Amendment dated 2-15-05.pdf

executed Third Amendment.pdf

Fully-Executed Second Amendment dated 6-7-05.pdf

Guaranty Dated 10-21-08.pdf

Lease dated 11-30-04.pdf

Chicos No. 452

Lease Documents

Chico’s - 1st Amendment to Lease 12-02-2008.pdf

Chico’s - 2nd Amendment to Lease 02-08-2013.pdf

Chico’s - Co-Tenancy Letter 10-10-2011.pdf

Chico’s - Lease Agreement 10-13-2003.pdf

Chico’s - Lease Extension Notice 10-16-2013.pdf

Chico’s - Renewal Letter 10-28-2010.pdf

Chico’s - Termination Notice 08-14-2012.pdf

lease outline (final).pdf

lease outline (original).pdf

Cold Water Creek

Lease Documents

Assignment and Assumption of Leases effective 1-31-08.pdf

Beechwood Coldwater Creek Commencement Agreement dated 3-24-06.pdf

BW Coldwater Creek Second Amendment dated 1-20-11.pdf

FIRST AMENDMENT dated 12-19-05.pdf

Lease dated 8-11-05.pdf

CVS

Lease Documents

CVS extension 3-19-04.pdf

CVS lease dated May 2 1994.pdf

CVS-second option exercise 3-12-09.pdf

Dick Ferqusons

Lease Documents

Beechwood Dick Ferguson Lease dated 9-30-05.pdf

Fresh Market

Conditions Extension

2012-06-11_155ATHEN_ConditionsRelease.pdf

BW Fresh market Conditions Extension 4-20-12.pdf

Lease Documents

BW Fresh Market Synopsis rev 2-22-12.doc

FM Lease Commission Agreement.pdf

Fresh Market - Fully Executed Lease Agreement 02-22-2012.pdf

Fresh Market - Fully Executed Short Form of Lease 02-22-2012.pdf

Fresh Market - Fully Executed SNDA.pdf

Fresh Market - Notice of Lease Commencement 11-21-2012.pdf

Fresh Market - Rent Acknowledgement 11-21-2012.pdf

Letter Agreement 2012

BW Fresh Market Letter Agreement signed by Landlord dated 3-19-12.pdf

BW Fresh Market Letter Agreement signed by Tenant dated 3-19-12.pdf

Original copies of Easement documents

Georgia Power Co easement documents.pdf

KeyBank Real Estate Capital easement documents.pdf

Georgia Theater Co

Lease Documents

Georgia Theatre - 1st Amendment to Lease 01-28-1998.pdf

Georgia Theatre - Ground Lessor Estoppel and Agreement 01-22-2003.pdf

Georgia Theatre - Lease Agreement 04-25-1992.pdf

Georgia Theatre - Lease Renewal 01-21-2013.pdf

Halloween City

BW - Halloween City 2013 Temporary License Agreement.pdf

Headline Hair and Nail Salon

Lease Documents

Beechwood Headline Hair and Nail Salon First Amendment dated 4-27-09.pdf

Beechwood Headline Hair and Nail Salon Lease dated 11-30-04.pdf

BW Headline Nail Assignment and Assumption dated 5-25-11.pdf

Jason’s Deli

Lease Documents

Beachwood Jason’s Deli Lease dated 9-10-03.pdf

Jos A Bank Clothiers Inc

Lease Documents

Beechwood Jos, A, Banks to extend renewal option 1-25-10.pdf

Beechwood Jos. A. Banks Lease dated 2-4-04.pdf

Jos A Banks First Amendment to Lease 3-26-10 Beechwood.pdf

Thumbs.db

JWR Jewelers

Lease Documents

Beechwod JWR Jewelers First Amendment dated 7-11-06.pdf

Beechwood JWR Jewelers Landlord’s Subordination and Consent dated 4-27-99.pdf

Beechwood JWR Jewelers Lease dated 1-8-02.pdf

JWR.pdf

Thumbs.db

Longhorn Steaks

Lease Documents

Beechwood Longhorn Steaks Lease dated 4-26-91 .pdf

Fully Executed Amendment to Lease 12-13-2011.pdf

Menchie’s Frozen Yogurt

Lease Documents

BW - Menchie’s Remeasure.pdf

BW Menchie’s Landlord’s Agreement scanned letter and docs 2-14-11.pdf

Menchies Frozen Yogurt - Lease Agreement 01-03-2011.pdf

Security Deposit Check 12-14-2010.pdf

Planet Smoothie

Lease Documents

Beechwood Planet Smoothie First Amendment dated 9-3-99.pdf

Beechwood Planet Smoothie Lease dated 4-28-99.pdf

Beechwood Planet Smoothie Second Amendment dated 12-1-04.pdf

Beechwood Planet Smoothie Third Amendment dated 7-7-09.pdf

Planet Smoothie - Lease Renewal 06-28-2013.docx

Lease Documents

Plato’s Closet

Lease Documents

Beechwood Plato’s Closet Lease dated 6-24-05.pdf

Plato’s Closet - Confirmation Receipt Letter of Lease Renewal Notice 06-14-2010.pdf

Rack Room Shoes

Lease Documents

Rack Room Shoes - Fully Executed Lease Agreement 06-22-2012.pdf

Radio Shack 01-8768

Lease Documents

2452 Radio Shack Renewal dated 10-21-10.0f

Beechwood Radio Shack Lease dated 9-12-05.pdf

Randstad Staffing Services

Lease Documents

Randstad - 2nd Amendment to Lease 06-18-2009.pdf

Randstad 1st Amendment to Lease 11-09-2006.pdf

Randstad - 3rd Amendment to Leased 09-30-2012.pdf

Randstad - Fully Executed Lease Agreement 09-29-2000.pdf

Regis Salon No. 10050

Lease Documents

2452 Regis Corp. - Fully Executed 1st Amendment to Lease - 11-10-2010 .pdf

Beechwood Regis Salon Commencement Date Agreement dated 9-12-05.pdf

Beechwood Regis Salon Lease dated 7-6-05.pdf

BW Regis Second Amendment dated 8-13-13.pdf

RU Sans

Lease Documents

Beechwood Ru Sans First Amendment dated 3-21-05.pdf

Beechwood Ru Sans Lease dated 9-24-04.pdf

Stein Mart

Lease Documents

1st Amendment to Lease Agreement 12-23-2011.pdf

Beechwood Steinmart Landlord Lien Subordination Letter dated 6-25-02.01

Beechwood Steinmart Lease dated 10-9-96.pdf

Beechwood Steinmart Memorandum of Lease dated 9-25-06.pdf

Lease Documents

PF Steinamart Memorandum of Lease dated 7-16-99.pdf

PF Steinmart Amendment dated 3-7-00.pdf

PF Steinmart Lease dated 7-16-99.pdf

STEIN MART ELECTION TO EXTEND LEASE TERM.PDF

Talbots No. CC00622

Lease Documents

Beechwood Talbots First Amendment to Lease dated 7-31-01.pdf

Beachwood Talbots Lease dated 2-15-01.pdf

Beechwood Talbots Second Amendment dated 3-3-05.pdf

Talbot’s Renewal - 07-21-2011.pdf

Thumbs.db

Tin Drum Asia Cafe’

Lease Documents

Tin Drum Asia Cafe - Fully Executed Lease Agreement 08-20-2012.pdf

TJ Maxx

Lease Documents

Beechwood TJ Maxx Commencement Date Agreement dated 10-14-05.pdf

Beechwood TJ Maxx First Amendment dated 4-4-05.pdf

Beechwood TJ Maxx Lease dated 12-4-04.pdf

Beechwood TJ Maxx memorandum of Lease dated 12-10-04.pdf

Beechwood TJMaxx letter agreement 3-2-10.pdf

TJ Max 2012 Taxes.pdf

Tuesday Morning

Lease Documents

Tuesday Morning - Fully Executed Amendment to Lease 03-09-2012.pdf

Tuesday Morning - Fully Executed Lease Agreement 09-17-2001.pdf

Tuesday Morning - Lease Renewal Synopsis.pdf

UPS Store

Lease Documents

Beechwood - Brozak Enterprises - Landlord Consent - 07.09.2013.pdf

BW Mail box etc-UPS store Lease dated 6-11-99.pdf

Bw Mailboxes Etc - UPS Store Assignment and transfer of Lease dated 10-28-02.pdf

BW Mailboxes Etc - UPS Store First Amendment dated 6-18-09.pdf

Thumbs.db

UPS - Assignment and Assumption of Lease 11-01-2004.0f

UPS - Fully Executed 1st Amendment to Lease 09-09-2009.pdf

UPS - Fully Executed Lease Agreement 10-21-2004.pdf

UPS - Guaranty 10-14-2004.pdf

Lease Documents

KC UPS Amendment dated 9-14-10.pdf

KC UPS Assignment and Assumption of Lease dated 9-14-10.pdf

Kingwood UPS Estopple dated 3-12-04.pdf

Kingwood UPS First Amendment dated 6-26-06.pdf

Kingwood UPS Guaranty dated 1-3-01.pdf

Kingwood UPS Lease executed 1-15-01.pdf

Guaranty Dated 10-13-08.pdf

Zoom Wireless - Assigment and Assumption of Lease 10-15-2008.pdf

Zoom Wireless - Fully Executed Lease Agreement 10-24-2008.pdf

Lease Synopsis.pdf

Weight Watchers - Fully Executed Lease Agreement 08-08-2012.pdf

KC WHBM Lease snopsis 2-21-13 rev.doc

KC White House Black Market Lease dated 2-27-13.pdf

Zachary’s Cajun Cafe - 1st Amendment to Lease 03-06-2009.pdf

Zachary’s Cajun Cafe - Commission Agreement 01-23-2009.pdf

Zachary’s Cajun Cafe - Fully Executed Amendment to Lease 12-01-2011.pdf

Zachary’s Cajun Cafe - Fully Executed Lease Agreement 02-04-2009.pdf

Zachary’s Cajun Cafe - Guaranty 01-26-2009.pdf

Anytime Fitness - 1st Amendment to Lease 09-28-2012.pdf

Anytime Fitness - Fully Executed Guaranty 10-23-2009.pdf

Anytime Fitness - Fully Executed Lease Agreement 10-29-2009.pdf

Anytime Fitness - Lease Amendment Synopsis (1st Amendment).pdf

GUARANTY dated 6-11-09.pdf

LEASE dated 6-18-09.pdf

LW Asian restaurant - Jason Zheng signed LOI 413 12.pdf

2nd Amendment to Lease Agreement 11-08-2010.pdf

FIRST AMENDMENT dated 12-18-07.pdf

Lease Agreement 09-25-2001.pdf

Lease Agreement 10-14-2004.pdf

Tenant Acceptance Letter 12-09-2001.pdf

Tenant Acceptance of Document 10-18-2001.pdf

Tenant Acceptance of Premises and Keys 11-09-2001.pdf

Book Nook - Fully Executed 1st Amendment to Lease 05-03-2006.pdf

Book Nook - Fully Executed 2nd Amendment to Lease 05-27-2009.pdf

Book Nook - Fully Executed 3rd Amendment to Lease 05-24-2012.pdf

Book Nook - Fully Executed Guaranty 06-25-2001.pdf

Book Nook - Fully Executed Lease Agreement 06-28-2001.pdf

Book Nook - Lease Amendment Synopsis 06-04-2012.doc

Book Nook - Tenant Acceptance Letter 07-01-2001.pdf

Book Nook - Tenant Acceptance of Doument 07-12-2001.pdf

Book Nook - Tenant Acceptance of Premises and Keys 07-01-2001.pdf

ContingencyWaiver 1-30-2013.pdf

DOC121012.pdf

JPMorgan Chase Bank Lease Synopsis 01-18-2013.doc

Lakewood Exclusives 11-27-12 FINAL.doc

LW Chase Bank Lease dated 1-24-13.pdf

MyLetterhead v2.docx

SNDA T comments.pdf

Suite 600 and 605 Exhibit A 9-1-12.pdf

1st Amendment to Lease Agreement 11-19-2007.pdf

Estoppel Certificate.pdf

Lease Agreement 11-21-2002.pdf

Lease Agreement 12-14-1990.pdf

Lease Modification Agreement 09-30-1997.pdf

Tenant Acceptance of Document 11-22-2002.pdf

Fully Executed Lease Agreement 07-20-2011.pdf

Fully Executed Tenant Acceptance of Premises and Keys 08-09-2011.pdf

GUARANTY dated 8-31-09.pdf

Lease Agreement dated 9-11-2009.pdf

Buffalo Joanna’s - Assignment and Assumption of Lease 09-24-2012.pdf

Dick’s Wings - Early Entry Agreement 12-21-2011 (Not fully executed).pdf

Dick’s Wings - Fully Executed Lease Agreement 01-01-2012.pdf

Dick’s Wings - Lease Synopsis 02-29-2012.0f

LW Dave Smith termination 12 21 11.pdf

New Wings - Assignment and Assumption of Lease 02-08-2013.pdf

New Wings - Guaranty 02-01-2013.0f

Fully Executed 1st Amendment to Lease 08-03-2007.pdf

Fully Executed 2nd Amendment to Lease 08-14-2010.pdf

Lease Agreement 05-20-2004.pdf

Lease Proposal 04-06-2004.pdf

Tenant Acceptance Letter 07-15-2004.pdf

Tenant Acceptance of Document 05-25-2004.pdf

Tenant Acceptance of Premises and Keys 06-16-2004.pdf

Fusion Sushi - Fully Executed Lease Agreement 07-10-2012.pdf

K Q Fusion LLC Lease Synopsis kau CLEAN version 6 25 12.doc

K Q Fusion LLC Lease Synopsis.doc

Suite150 Exhibit A 4-24-12.pdf

2nd Commencement Date Letter 06-08-2001.pdf

Fully Executed 1st Amendment to Lease 05.04-2011 effective 10-01-2011.pdf

Fully Executed Assignment and Assumption of Lease 04-25-2011.pdf

Guaranty dated 10-1-11.pdf

Lease Agreement 02-02-1998.pdf

Lease Agreement 06-11-2001.pdf

Notice - Exercise Option to Extend Lease 08-01-2006.pdf

Notice to not renew Lease 02-14-2011.pdf

Tenant Acceptance of Document 02-16-1998.pdf

Tenant Acceptance of Document 06-19-2001.pdf

Tenant Acceptance of Premises-Keys 02-15-1998.pdf

Tenant Acceptance of Premises-Keys 06-25-2001.pdf

Tenant Aceptance Letter 05-07-1998.pdf

GUARANTY dated 6-30-09.pdf

LEASE dated 7-17-09.pdf

Fully Executed 1st Amendment to Lease 11-30-2006.pdf

Fully Executed 2nd Amendment to Lease 06-17-2011.pdf

Fully Executed Lease Agreement 11-21-2001.pdf

Lease Renewal Synopsis.pclf

Assignment-Transfer of Lease 06-01-2002.pdf

Fully Executed 1st Amendment to Lease Agreement 12-08-2010,pdf

Lease Agreement 03-29-2005.pdf

Tenant Acceptance Letter 04-01-2005.pdf

Tenant Estoppel Certificate 05-14-2007.pdf

Merle Norman - 1st Amendment to Lease 10-13-2009.pdf

Merle Norman - 2nd Amendment to Lease 08-20-2012.pdf

Merle Norman - Fully Executed Lease Agreement 10-01-2002.pdf

Merle Norman - Lease Synopsis for 2nd Amendment.pdf

Merle Norman - Tenant Acceptance Letter 10-01-2002.pdf

Merle Norman - Tenant Acceptance of Document 10-01-2002.pdf

Merle Norman - Tenant Acceptance Premises-Keys 10-01-2002.pdf

LW Mojo Guaranty 1 29 13.pdf

Mojo Bar-B-Que 1st Amendment to Lease 03-18-2013.pdf

Mojo Bar-B-Que - 2nd Amendment to Lease 03-18-2013.pdf

Mojo Bar-B-Que - Fully Executed Lease 10-01-2002.pdf

Mojo Bar-B-Que - Lease Amendment Synopsis.pdf

Mojo Bar-B-Que - Lease Renewal Synopsis.pdf

Mojo Bar-B-Que - Tenant Acceptance Document 10-08-2002.pdf

Mojo Bar-B-Que - Tenant Acceptance Premises-Keys 12-04-2002.pdf

Mojo Bar-B-Que -Tenant Acceptance Letter 03-04-2003.pdf

Mojo Guaranty 12 16 12.pdf

1st Amendment to Lease 07-21-10.pdf

Guaranty 11-30-2004.pdf

Lease Agreement 11-30-2004.pdf

Lease Outline 10-25-2004.pdf

Tenant Acceptance Letter 02-01-2005.pdf

Tenant Acceptance of Premises and Keys 12-13-2004.pdf

GUARANTY (signed by Jamile).pdf

GUARANTY (signed by Raymond).pdf

LEASE dated 12-29-08.pdf

Pizza Hut - 1st Option to Renew 08-06-2001.pdf

Pizza Hut - 2nd Option to Renew 07-28-2004.pdf

Pizza Hut - Estoppel Certificate 05-24-2007.pdf

Pizza Hut - Fully Executed Addendum to Lease 05-05-1993.pdf

Pizza Hut - Fully Executed Lease Agreement 05-05-1993.pdf

Pizza Hut - Fully Executed Lease Agreement 11-15-2006.pdf

Pizza Hut - Lease Assignment Synopsis.pdf

Pizza Hut - Lessee’s Certificate of Estoppel 09-29-1997.pdf

Pizza Hut - Lessor’s Certificate of Estoppel and Consent to Assignment 02-29-2012.pdf

Pizza Hut - Notification of Extension of Lease Agreement 02-16-2012.pdf

Pizza Hut - Tenant Estoppel Certificate 09-24-1997.pdf

Planet Smoothie - Fully Executed 1st Amendment to Lease 03-26-2010.pdf

Planet Smoothie - Fully Executed 2nd Amendment to Lease 04-12-2012.pdf

Planet Smoothie - Fully Executed Assignment-Assumption of Lease 06-21-2010.pdf

Planet Smoothie - Fully Executed Guaranty 07-14-2005.pdf

Planet Smoothie - Fully Executed Lease Agreement 07-14-2005.pdf

Planet Smoothie - Lease Relocation and Renewal Synopsis.pdf

Planet Smoothie - Tenant Acceptance Letter 06-01-2005.pdf

Planet Smoothie - Tenant Acceptance of Document 03-03-2000.pdf

Planet Smoothie - Tenant Acceptance of Premises-Keys 03-01-2000.pdf

Planet Smoothie - Tender of Possession Letter 05-18-2012.pdf

Planet Srnothie - Fully Executed Lease Agreement 02-01-2000.pdf

Richardson’s Tenant Acceptance 01-09-2004.pdf

Richardson’s Executed Amendment to Lease 12-31-2011.pdf

Richardson’s Executed Lease Agreement 06-28-2006.pdf

Richardson’s Fully Executed Lease Agreement 12-29-2003.pdf

Richardson’s Jewelry and Gifts - Tenant Acceptance Letter 02-01-2004.pdf

Richardson’s Tenant Acceptance of Premises-Keys 10-01-2006.pdf

San Jose Executed 1st Amendment to Lease 11-17-2006.pdf

San Jose Executed 2nd Amendment to Lease 04-16-2007.pdf

San Jose Executed 3rd Amendment to Lease 12-3-2009.pdf

San Jose Executed Lease Agreement 02-16-2004.pdf

San Jose Family Practice Center Lease Synopsis 01-18-2013.doc

1st Amendment 4-12-2010.pdf

Lease Agreement 5-5-2000.pdf

Addendum 12-11-2001.0f

Fully Executed 1st Amendment to Lease 02-12-2008 .pdf

Fully Executed 2nd Amendment to Lease 08-15-2011.pdf

Kathy Scott Lease Synopsis (LW) 6-27-13 rev.doc

Lakewood - Kathy Scott 3rd Amendment07.01.2013.pdf

Lakewood - State Farm Insurance - Lease Synopsis - 07.01.2013.pdf

Lease Agreement 03-03-2005.pdf

Lease Agreement 12-11-2001.pdf

Tenant Acceptance Letter 01-02-2002.pdf

Tenant Acceptance of Document 07-21-2005.pdf

Tenant Acceptance of Document 12-18-2001 .pdf

Tenant Acceptance of Premises and Keys 12-13-2001.pdf

Tenant Estoppel Certificate 05-10-2007.pdf

1st Amendment to Lease Agreement 11-09-2010.pdf

2nd Amendment to Lease Agreement 12-17-2010.pdf

Lease Agreement 11-01-2010.pdf

Memorandum of Lease 11-01-2010.pdf

Fully Executed Lease Agreement 06-22-2011.pdf

Lease Synopsis 06-15-2011.doc

Suite 620 Exhibit A 06-06-2011.pdf

Subway - Fully Executed 1st Amendment to Lease 01-24-2013.pdf

Subway - Lease Agreement 07-24-2003.pdf

Subway - Memorandum of Lease 02-04-2004.pdf

Subway - Revised Post Execution Letter 08-07-2003.pdf

Subway Lease Renewal Synopsis 01-18-2013.doc

Tenant Acceptance Letter 11-15-2003.pdf

Tenant Acceptance of Document 09-10-2003.pdf

Tenant Acceptance Premises-Keys 08-13-2003.pdf

Sweet Frog Premium Frozen Yogurt - Fully Executed Commission Agreement 01-31-2012.pdf

Sweet Frog Premium Frozen Yogurt - Fully Executed Lease Agreement 01-26-2012.pdf

Sweet Repeats - 1st Amendment to Lease executed 04-19-2007.pdf

Sweet Repeats - 1st Amendment to Lease Letter 04-23-2007.pdf

Sweet Repeats - 2nd Amendment to Lease executed 6-22-10.pdf

Sweet Repeats - Amendment Modification Letter signed by Tenant 11-02-2010.pdf

Sweet Repeats - Assignment-Transfer-Lease Agreement 08-05-2002.pdf

Sweet Repeats - Fully Executed 3rd Amendment to Lease 02-22-2012.pdf

Sweet Repeats - Lease Renewal Synopsis 02-29-2012.pdf

Sweet Repeats - Tenant Acceptance Letter 08-01-2002.pdf

Sweet Repeats - Tenant Acceptance of Document 09-05-2002.pdf

Sweet Repeats - Tenant Acceptance of Premises and Keys 08-01-2002.pdf

Assignment and Assumption of Lease dated 8-15-2009.pdf

Lease Agreement dated 8-22-2005.pdf

Tenant Acceptance of Premises-Keys dated 8-29-2005.pdf

Amendment to Lease 11-30-10.pdf

Lakewood US Hearing Aid Centers Lease executed 9-17-07.pdf

Lease Expiration Letter 02-18-2011.pdf

LW Northland Hearing Amendment dated 4-10-13.pdf

LW US Hearing Aid Assignment and Assumption of Lease 11-30-2010.0f

Tenant Acceptance of Document 09-21-2007.pdf

Tenant Acceptance of Premises and Keys 09-17-2007.pdf

US Hearing Aid - Amendment to Lease with minor correction 05-07-2013.pdf

US Hearing Aid Centers Amendment to Lease 01-06-2012.pdf

3rd Amendment to Lease 07-31-2011.pdf

Agreement to Assign Equipment Lease 07-10-1992.pdf

Assignment and Assumption of Lease 12-20-1993.pdf

Assignment of Lease 03-21-2005.pdf

Assignment of Lease 04-14-2000.pdf

Assignment, Assumption and 1st Amendment to Lease 06-02-2006.pdf

Assignment, Assumption, and 2nd Amendment to Lease 10-03-2007.pdf

13111 of Sale 02-01-2005.pdf

Dept. of State - Name Change Certificate 12-27-2006.pdf

Dept. Of State - Registration Certificate - 07-27-2006.pdf

Landlord Waiver 07-21-1992.pdf

Landlord’s Consent 09-03-1992.pdf

Lease Agreement 02-06-1992.pdf

Lease Agreement 09-30-2002.pdf

Lease Modification Agreement 11-06-1992.pdf

LW - Washboard LEASE dated 9-30-2002.pdf

LW-Washboard 3rd Amendment to Lease 07-31-2011.pdf

LW-Washboard Assignment of Lease 03-21-2005.pdf

LW-Washboard Assignment, Assumption and 1st Amendment to Lease 06-02-2006.pdf

LW-Washboard Assignment, Assumption, and 2nd Amendment to Lease 10-03-2007.pdf

Tenant Acceptance of Document 03-29-2005.pdf

Trade Name Change Letter 03-27-2007.pdf

5th Amendment.pdf

Lakewood Winn Dixie First Amendment dated 12-17-75.pdf

Lakewood Winn Dixie Fourth Amendment dated 9-14-94.pdf

Lakewood Winn Dixie Lease executed 9-16-58.pdf

Lakewood Winn Dixie Second Amendment dated 2-6-76.pdf

Lakewood Winn Dixie Third Amendment dated 7-24-84.pdf

LW - Winn Dixie Estoppel .pdf

Lakewood - Wireless Wizard Lease Agreement 10.15.2013.pdf

Planet Cellular - Fully Executed Assignment and Assumption of Lease 07-12-2012.pdf

Planet Cellular - Fully Executed Lease Agreement 11-19-2010.pdf

Yes You Canvas - Fully Executed 1st Amendment to Lease 04-12-2012.pdf

Yes You Canvas - Guaranty of Lease 04-14-2009.pdf

Yes You Canvas - Lease Agreement 04-23-2009 and Cover Letter 04-24-2009.pdf

Yes You Canvas - Lease Renewal Synopsis 04-02-2012.doc

Yes You Canvas - Tenant Acceptance Letter 05-11-2009.pdf

1st Amendment to Lease 06-15-1994.pdf

Amendment to Lease 04-28-2011.pdf

Assignment of Lease 10-01-1998.pdf

Assignment-Assumption of Lease 04-28-2011.pdf

Assignment-Assumption-Amendment of Lease 02-09-2009.pdf

Assignment-Assumption-Amendment of Lease effective 03-16-2006.pdf

Assignment-Transfer of Lease 05-17-2002.pdf

Estoppel Certificate 05-2007pdf.pdf

Estoppel Certificate 07-19-1995.pdf

Guaranty 03-01-2011.pdf

Guaranty of Lease 08-09-1989.pdf

Lease Agreement 04-28-2005.pdf

Lease Agreement 06-13-2000.pdf

Lease Agreement 08-09-1989.pdf

Lease Renewal Notification 05-25-1999.pdf

Lease Term Information 09-10-1990.pdf

Official Notice - Street No. Assignment-Correction 01-02-1991.pdf

US Post Office

Lease Documents

Beechwood USPS Lease dated 5-17-05.pdf

BW USPS Right of Entry and Access Authorization letter dated 5-3-12.pdf

Willy’s Mexicana Grill No. 18

Lease Documents

Beachwood Willy’s Mexacana Grill Lease dated -4-07.pdf

Willy’s.pdf

Your Pie

Lease Documents

Beechwood Your Pie Lease dated 12-31-07.pdf

13W Your Pie Option Renewal letter dated 9-9-12.jpg

Your Pie.pdf

Anchor Realty Group

1st Amendment to Lease Agreement 12-12-2005.pdf

2nd Amendment to Lease Agreement 11-17-2006.pdf

3rd Amendment to Lease Agreement 06-22-2011.pdf

Exercising 2nd Extension Term 06-01-2008.pdf

Final Contractors Affidavit 06-06-2007.pdf

Fully Executed Lease Agreement 07-23-2004.pdf

Notice of Commencement 08-30-2006.pdf

Notice of Termination 06-06-2007.pdf

Notice of Termination 06-11-2007.pdf

Rite of Entry Agreement 10-17-2005.pdf

Tenant Acceptance of Premises and Keys 07-27-2004.pdf

Burnt Store Grille

Burnt Store Grille - 1st Amendment to Lease 12-29-2003.pdf

Burnt Store Grille - 2nd Amendment to Lease 08-29-2005.pdf

Burnt Store Grille - 3rd Amendment to Lease 08-01-2012 (2).pdf

Burnt Store Grille - 3rd Amendment to Lease 08-01-2012.pdf

Burnt Store Grille - Assignment-Transfer of Lease 04-26-2004.pdf

Burnt Store Grille - Assignment-Transfer of Lease 08-29-2005.pdf

Burnt Store Grille - Fully Executed Lease Agreement 02-12-2002.pdf

Burnt Store Grille - Lease Renewal Synopsis.pdf

Burnt Store Grille - Promissory Note 02-05-2002.pdf

Burnt Store Title and Escrow

Burnt Store Title - Lease Synopsis.doc

Burnt Store Title-Escrow - New Lease Agreement 10-01-2012.pdf

Coast Dental

2nd Extension and Modification of Lease dated 10-14-10.pdf

Burnt Store Coast Dental Assignment of Lease dated 10-28-97.pdf

Coast Dental Renewal Notice.pdf

Lease Agreement 10-07-2004.pdf

Dollar General

Dollar General - 1st Amendment to Lease 01-14-2000.pdf

Dollar General - 1st Renewal Letter 07-19-1996.pdf

Dollar General - 2nd Renewal Letter 06-27-2006.pdf

Dollar General - Estoppel Certificate 05-17-2007 and SNDA 05-18-2007.pdf

Dollar General - Estoppel Certificate 06-22-1994.pdf

Dollar General - Fully Executed Lease Agreement 02-15-1994.pdf

Dollar General - Lease Renewal Synopsis.doc

Dollar General - No. 2 Lease Modification Agreement 09-18-2002.pdf

Dollar General - No. 3 Lease Modification Agreement 01-12-2004.pdf

Dollar General - No. 4 Lease Modification Agreement 09-22-2009.pdf

Dollar General - No. 5 Lease Modification Agreement 10-18-2012.pdf

Dollar General - Store Construction Master Agreement 03-22-1993.pdf

Edward D. Jones

Edward Jones - 1st Amendment to Lease 11-17-2006.pdf

Edward Jones - 2nd Amendment to Lease 08-25-2009.pdf

Edward Jones - 3rd Amendment to Lease 09-12-2012.pdf

Edward Jones - Fully Executed Lease Agreement 09-13-1999.pdf

Edward Jones - Lease Renewal Synopsis.pdf

Edward Jones - Letter Extending Term 04-22-2004.pdf

Edward Jones - Letter from Corp - 2nd Amendment 09-15-2009 .pdf

Edward Jones - Tenant Acceptance Letter 10-01-1999.pdf

First Choice Haircutters

First Choice Haircutters (Burnt Store) - Exercise Option-Lease Renewal 04-20-2004.pdf

First Choice Haircutters First Amendment to Lease executed 6-3-10.pdf

Lease Agreement 9-5-2000.pdf

GNC

1st Amendment to Lease 09-10-2008.pdf

2nd Amendment to Lease 10-04-2011.pdf

Lease Agreement 11-24-2003.pdf

Previous Lease

5 year Extension Email 09-21-1998.pdf

5 year Extension Letter 09-03-1998.pdf

Estoppel Certificate 06-20-1994.pdf

Lease Agreement 09-16-1993.pdf

Sublease 09-15-1998.pdf

Lease Documents

GNC - Fully Executed Lease Agreement 03-09-2012.pdf

GNC - Fully Executed SubLease 03-29-2012 .pdf

GNC - New Lease Synopsis.pdf

Let’s Vape

Lets Vape LLC - Guaranty - 07.01.2013.pdf

Lets Vape LLC Lease 07.01.2013.pdf

Lakewood - Lets Vape LLC - Guaranty - 07.01.2013.pdf

Lakewood - Lets Vape LLC Lease - 07.01.2013.pdf

Lovely Nails

Assignment and Assumption of Lease Agreement 11-29-2006.pdf

Lease Agreement 04-04-2001.pdf

Lovely Nails - Fully Executed 1st Amendment 05-11-2006.pdf

Lovely Nails - Fully Executed 3rd Amendment 06-03-2011.pdf

Lovely Nails - Fully Executed Assignment, Assumption of Lease and 2nd Amendment 07-09-2009.pdf

Previous Lease

Lease Agreement 03-20-1998.pdf

Publix Liquor Store LOl

Hunter’s Creek - Publix Super Markets - LOl - 06 26 2013.pdf

Publix

Burnt Store Publix First Amendment dated 11-30-04.pdf

Easement dated 6-5-08.pdf

Lease Agreement dated 2-7-1989.pdf

Pages from 02-16-2009 Publix Burnt Store lease.pdf

Shipping Post

The Shipping Post - 1st Amendment to Lease 12-03-2004.pdf

The Shipping Post - 2nd Amendment to Lease 11-03-2009.pdf

The Shipping Post - 3rd Amendment to Lease 08-22-2012.pdf

The Shipping Post - Assignment and Assumption including Guaranty 05-16-2007.pdf

The Shipping Post - Lease Agreement 12-07-1999.pdf

Subway

Burnt Store Subway First Amendment dated 8-1-93.pdf

Burnt Store Subway Second Amendment dated 9-29-98.pdf

Lease Agreement dated 12-28-1989.pdf

Subway (Burnt Store) - 4th Amendment Synopsis 03-25-2013.doc

Subway (Burnt Store) - 4th Amendment to Lease 04-02-2013.pdf

Subway (Burnt Store) - Exercising Lease Renewal Option Notice 03-27-2003.pdf

THIRD AMENDMENT dated 6-17-08.pdf

ASSIGNMENT and ASSUMPTION of Sublease dated 12-30-08.pdf

First Amendment 2-26-04.pdf

Ltr exercising option 9-11-09.pdf

Subway Lease.pdf

Travel Ease

3rd Amendment Cover Letter 03-12-2009.pdf

Previous Leases

Travel Ease - Estoppel Certificate 06-17-1994.pdf

Travel Ease - Old Lease Agreement 03-10-1999.pdf

Travel Ease - Old Lease Agreement 05-25-1993.pdf

Travel Ease - 1st Amendment to Lease 04-14-2004.pdf

Travel Ease - 2nd Amendment to Lease 05-18-2006.pdf

Travel Ease - 3rd Amendment to Lease 03-11-2009.pdf

Travel Ease - 4th Amendment to Lease 04-20-2012.pdf

Travel Ease - Fully Executed Lease Agreement 06-16-2003.pdf

American Buffet

Clay - American Buffet - Lease - 09.19.213.pdf

China Kitchen

China Kitchen - Fully Executed Lease Agreement 06-27-2012.pdf

China Kitchen - Lease Synopsis.pdf

Deng Alterations

Dang’s Alterations - Fully Executed 1st Amendment to Lease 11-26-2012.pdf

Dang’s Alterations - Fully Executed Lease Agreement 08-06-2009.pdf

Head Start Hair Care

Assignment and First Amendment dated 8-22-05.pdf

CL Regis Fourth Amendment dated 10-24-13.pdf

Fully Executed 3rd Amendment to Lease 12-13-2011.pdf

Headstart Lease executed 6-21-04.pdf

Second Amendment dated 12-17-09.pdf

JH Diamonds

Clay - JH Diamond 1st Amendment to Lease 05.01.2013.pdf

Clay J and H Diamonds Lease executed 7-26-10.pdf

JH Diamonds (Clay) - 1st Amendment to Lease 05-01-2013.pdf

LEASE OUTLINE.pdf

Pasquale’s

CL Pasquale’s Pizza First Amendment signed 6-22-11.pdf

LEASE dated 1-2-08.pdf

Phil Rose’s Shoes

Abstract and Memo

Final Memo.pdf

Lease Outline (Final).pdf

Phil Rose Shoes - Lease Synopsis 03-19-2012.doc

Phil Rose Shoes - Amendment to Lease 03-27-2012.pdf

Phil Rose Shoes - Fully Executed Lease Agreement 05-27-2009.pdf

Publix No. 1069

Clay- Publix Transmittal Letter for First Amend to REA.pdf

Guaranty 1-17-03.pdf

Lease dated 1-17-03 OCR.pdf

Recorded MOL dated 1-17-03 OCR.pdf

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Spirit Locker

lease outline (final).pdf

Spirit Locker - Assignment and Assumption of Lease 11-24-2010.pdf

Spirit Locker GUARANTY dated 9-29-09.pdf

Spirit Locker Lease dated 10-1-09.pdf

Super Nail

Assignment and Assumption of Lease 4-20-05.pdf

FIRST AMENDMENT dated 3-24-09.pdf

lease outline (final).pdf

Super Nail Lease.pdf

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Trussville Health and Wellness

Trussville Health and Wellness Lease 11-10-06.pdf

TVI Trussville Health Wellness Option to Renew dated 8-25-10.pdf

Aisha Salon

Aisha Beauty Salon - 1st Amendment to Lease 05-17-2013.0f

Aisha Beauty Salon - Cancellation Letter for Lease and Guaranty 08-18-2010.pdf

Aisha Beauty Salon - Fully Executed Lease Agreement 08-25-2010.pdf

Aisha Beauty Salon - Guaranty 08-18-2010.pdf

Aisha Beauty Salon - Lease Agreement with Reduced Security Deposit 08-25-2010.pdf

Aisha Beauty Salon - Tenant Acceptance of Premises and Keys 08-25-2010.pdf

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Anytime Fitness

Anytime Fitness (RC) - Guaranty 05-01-2013.pdf

Anytime Fitness (HC) - Lease Agreement 05-01-2013.pdf

Anytime Fitness (HC) - Lease Synopsis 04-12-2013.doc

Lease Documents

Bliss Nails and Spa

Bliss Nails and Spa - Lease Agreement 4-4-2010.pdf

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Blockbuster Video

Block Buster - Fully Executed 1st Amendment to Lease 12-03-2009.pdf

Block Buster - Fully Executed 2nd Amendment to Lease 02-25-2011.pdf

Block Buster - Lease Agreement 12-13-1999.pdf

Block Buster - Lease Renewal Notice Letter 10-13-2004.pdf

Block Buster - Memorandum of Lease 12-13-1999.pdf

Block Buster - Request for Deadline Extension 02-11-2011.pdf

Block Buster - Tenant Acceptance of Premises and Keys 02-10-2000.pdf

Block Buster - Tenant Estoppel Certificate 06-01-2007.pdf

Block Buster - Tenant Estoppel Certificate 06-05-2007.pdf

Block Buster - Term Expiration Agreement 05-09-2000.pdf

Block Buster - Unconditional Acceptance of the Premises 02-14-2000.pdf

Block Buster - Unconditional Acceptance of the Premises 02-19-2000.pdf

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Bustamante Real Estate

Bustamante - Lease Agreement - Executed on 07-06-2010.pdf

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China King

Hunter’s Creek - China King - Lease - 09.04.2013.pdf

Cold As Ice

Cold as Ice - Fully Executed Guaranty 05-30-2012.pdf

Cold as Ice - Fully Executed Lease Agreement 06-11-2012.pdf

Cold As Ice Frozen Yogurt Lease Synopsis.doc

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Dog-Eared Books

Dog Eared Books - Fully Executed Guaranty 03-24-2011.pdf

Dog Eared Books - Fully Executed Lease Agreement 04-18-2011.pdf

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Dr. Khan-Hunter Creek Dental Center

Dr. Kahn - 1st Amendment dated 11-8-2002.pdf

Dr. Kahn - 2nd Amendment to Lease 10-01-2007.pdf

Dr. Kahn - Fully Executed Lease Agreement 04-08-1992.pdf

Dr. Kahn - Fully Executed New Lease Agreement 08-20-2012.pdf

Dr. Kahn - New Lease (Existing Tenant) Synopsis.pdf

khan-2-Model.pdf

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El Inka Grill

El Inka Grill - Fully Executed Lease Agreement 03-25-2011.pdf

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Eyedeaf Vision

Eye Deal Vision - 1st Amendment to Lease 02-25-1998.pdf

Eye Deal Vision - Fully Executed Estoppel Certificate 05-17-2007.pdf

Eye Deal Vision - Fully Executed Lease Agreement 05-06-1992.pdf

Eye Deal Vision - Lessees Certificate 08-31-1994.pdf

Eye Deal Vision - Tenant Renewal Request Letter 02-27-2002.pdf

Eye Deal Vision - Tenant Renewal Request Letter 05-16-2007.pdf

HC Eyedeaf Vision option renewal 4 15 13.pdf

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Great Clips

Great Clips Lease Synopsis (HC) 5-8-13 rev.doc

HO Great Clips Lease dated 5-24-13.pdf

Hunter’s Creek - Great Clips Lease - 05.24.2013.pdf

Hallmark Cards

Ryan’s Hallmark - Amendment to Lease 02-25-2011.pdf

Ryan’s Hallmark - Estoppel Certificate 05-21-2007.pdf

Ryan’s Hallmark - Lease Abstract.pdf

Ryan’s Hallmark - Lease Agreement 08-04-1995.pdf

Ryan’s Hallmark - Option to Renew Letter 10-26-2005.pdf

Ryan’s Hallmark - Option to Renew Letter 11-21-2000.pdf

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HIG Insurance

(HC) HIG Renewal Document - Tenant executed.pdf

Fully executed Lease Agreement 6-1-2005.pdf

HC Herbig Insurance Second Amendment dated 6-27-13.pdf

Herbig - HIG Insurance - 1st Amendment to Lease 07-01-2010.pdf

Hunter’s Creek - Herbig Insurance - 2nd Amendment to the Lease - 07.09.2013.pdf

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HR Block

H _ R Block - Fully Executed 1st Amendment to Lease 04-28-2005.pdf

H _ R Block - Fully Executed 3rd Amendment to Lease 04-19-2011.pdf

H_R Block - Assignment-Transfer of Lease 12-03-2003.pdf

H_R Block - Fully Executed 2nd Amendment to Lease 04-08-2008.pdf

H_R Block - Fully Executed Lease Agreement 11-25-1996.pdf

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Lease Documents

Lease Agreement 10-15-2009.pdf

Start Date Agreement 3-15-10.pdf

Hunter’s Creek Cleaners

Hunter’s Creek Cleaners-RAJ - 1st Amendment to Lease 09-01-2012.pdf

Hunters Creek Cleaners-RAJ - Fully Executed Lease Agreement 12-03-2009.pdf

Hunters Creek Cleaners-RAJ - Renewal Letter 08-11-2010.pdf

Hunters Creek Cleaners-RAJ - Right of Entry Agreement 08-07-2009.pdf

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Jimmy Hulas

Hunters Creek - Jimmy Hulas Restaurant - Lease - 07.24.2013.pdf

Jimmy Hula’s Lease - partial execution.pdf

KeKe’s Breakfast Cafe’

KeKe’s Breakfast Cafe’ - Lease Agreement 11-11-2011 (2).pdf

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Montessori Way School

Montessori Way School - Fully Executed Commission Agreement 12-17-2010.pdf

Montessori Way School - Fully Executed Lease Agreement 12-17-2010.pdf

Montessori Way School - Guaranty 12-03-2010.pdf

Montessori Way School - Tenant Acceptance of Premises and Keys 02-23-2011.pdf

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Music N’ More

103C 2-20-12.pdf

Music and More - Fully Executed Lease Agreement 03-09-2012.pdf

Music and More - Lease Synopsis 02-29-2012.pdf

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Pizza Hut

Pizza Hut - 1st Option to Renew 07-01-1998.pdf

Pizza Hut - 2nd Option to Renew 08-06-2001.pdf

Pizza Hut - 3rd Option to Renew 07-28-2004.pdf

Pizza Hut - Estoppel Certificate 05-30-2007.pdf

Pizza Hut - Fully Executed 1st Amendment to Lease dated 4-10-2006.pdf

Pizza Hut - Fully Executed 2nd Amendment to Lease 10-24-2012.pdf

Pizza Hut - Fully Executed Amendment to Lease 03-15-1994.pdf

Pizza Hut - Fully Executed Lease Agreement 10-01-1993.pdf

Pizza Hut - Lease Assignment-Assumption of Lease 11-25-2009.pdf

Pizza Hut - Lessees Certificate of Estoppel 09-08-1994.pdf

Pizza Hut - Lessor’s Certificate of Estoppel 10-6-2009.pdf

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Lease Documents

Lease Documents

Certificate of Estoppel and Consent to Assignment 11-08-2010.pdf

Lease Documents

Lease Documents

Fully Executed Lease Agreement 05-02-2008.pdf

Publix - 427

Publix No. 0427 - 1st Addendum to Lease 11-14-1990.pdf

Publix No. 0427 - 2nd Addendum to Lease 08-09-1991.pdf

Publix No. 0427 - 3rd Addendum to Lease 02-21-1992.pdf

Publix No. 0427 - 4th Addendum to Lease 10-01-1992.pdf

Publix No. 0427 - 5th Addendum to Lease 03-18-1994.pdf

Publix No. 0427 - Direct Pay Permit for Real Property Lease 07-01-2002.pdf

Publix No. 0427 - Direct Payment Authority Certificate 11-17-1992.pdf

Publix No. 0427 - Exercise Option to Renew Lease 02-07-2012.pdf

Publix No. 0427 - Lease Abstract.pdf

Publix No. 0427 - Lease Agreement 11-07-1990.pdf

Publix No. 0427 - Memorandum of Lease 11-07-1990.pdf

Publix No. 0427 - Reciprocal Easement Agreement 11-08-1990.pdf

Publix No. 0427 - SNDA 09-30-1994.pdf

Publix No. 0427 - Tenant Estoppel Certificate 10-14-1996.pdf

Publix No. 0427 - Tenant Estoppel Certificate and SNDA 05-24-2007.pdf

Publix No. 427 (HC) - Exhibit A-2 of 3rd Addendum 02-21-1992.pdf

Publix No. 427 (HC) - Exhibit B of Lease Agreement 11-07-1990.pdf

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Purple Pooch Bakery Boutique

HC Exhibit A for suite 105 with hatched lines 9-14-10.pdf

Purple Pooch Bakery Boutique - Fully Executed Lease Agreement 10-04-2011.pdf

Purple Pooch Bakery Boutique - Guaranty 09-20-2011.pdf

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Radio Shack - 01-9843

Radio Shack - Fully Executed Lease Agreement 08-22-1995.pdf

Radio Shack - Fully Executed Lease Extension Agreement 11-12-10.pdf

Radio Shack - Fully executed Lease Extension Agreement 12-02-2011 .pdf

Radio Shack - Letter Agreement 12-14-2011.pdf

Radio Shack - Renewal Letter from Tenant 09-28-2000.pdf

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Renaissance Charter School (HC)

Charter School Outlined Area effective---- 8-1-2013.pdf

LETTER_20130605_16090015912.pdf

Renaissance - Fully Executed Ground Lease 03-22-2013.pdf

Renaissance Executed Right of Entry-Indemnification Agreement 11-30-2012.pdf

Renaissance Fully Executed 1st Amendment to Lease 03-22-2013.pdf

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Scrapbook Parlour

Scrapbook Parlour - 1st Amendment to Lease Agreement 09-09-2010.pdf

Scrapbook Parlour - Fully Executed Lease Agreement 04-30-2007.pdf

Scrapbook Parlour - Tenant Acceptance of Premises and Keys 05-02-2007.pdf

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Subway - 16256

Subway No. 16256 - 1st Amendment to Lease Agreement 10-01-2000.pdf

Subway No. 16256 - 2nd Amendment to Lease Agreement 09-29-2010.pdf

Subway No. 16256 - Lease Agreement 09-01-1995.pdf

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Suki Hanna

Suki Hanna - 1st Assignment-Assumption and Amendment of Lease 08-05-2005.pdf

Suki Hanna - 2nd Assignment-Assumption of Lease 11-17-2006.pdf

Suki Hanna - 3rd Assignment-Assumption and Amendment of Lease 07-08-2009.pdf

Suki Hanna - 4th Assignment-Assumption of Lease 10-13-2009.pdf

Suki Hanna - Amendment Lease Synopsis.pdf

Suki Hanna - Fully Executed Amendment to Lease 08-20-2012.pdf

Suki Hanna - Fully Executed Lease Agreement 09-15-1995.pdf

Suki Hanna - Fully Executed Tenant Estoppel Certificate 05-18-2007.pdf

Ann Taylor Loft - 1344

Lease Documents

Kingwood Ann Taylor Loft Estopple dated 3-18-04.pdf

Kingwood Ann Taylor Loft First Amendment dated 10-29-10.pdf

Kingwood Ann Taylor Loft Lease executed 12-31-02.pdf

KW Ann Taytor.pdf

Carrabba’s - 9415

Lease Documents

(KC) Carrabba’s Option to Renew Letter 03-11-2013.pdf

Kingwood Carraba’s Memorandum of Lease dated 5-9-03.pdf

Kingwood Carrabba’s Lease executed 5-12-03.pdf

Kingwood Carrabba’s SNDA dated 5-23-03.pdf

Chico’s - 445

Lease Documents

Chico’s (KC) - OPTION NOTICE LTR 04-17-2013.pdf

Kingwood Chico’s Estopple dated 3-3-04.pdf

Kingwood Chico’s First Amendment dated 2-13-03.pdf

Kingwood Chico’s Lease executed 12-31-02.pdf

Children’s Place - 1737

Lease Documents

Kingwood Children’s Place Estopple dated 3-17-04.pdf

Kingwood Children’s Place Lease executed 2-10-04.pdf

Claire’s Boutique No. 6102

Lease Documents

Claire’s - 1st Amendment to Lease 12-16-2003.pdf

Claire’s - 2nd Amendment to Lease 04-08-2009.pdf

Claire’s - 3rd Amendment to Lease 04-01-2012.pdf

Claire’s - Estoppel Certificate 04-05-2004.pdf

Claire’s - Existing Tenant Lease Outline (original).pdf

Claire’s - Fully Executed Lease Agreement 11-18-2003.pdf

Claire’s - Lease Renewal Synopsis.pdf

Cold Stone Creamery

Lease Documents

1st Amendment dated 1-26-04.pdf

Certificate of Corporation Resoiution.pdf

Guaranty of Lease.pdf

Kingwood Cold Stone Creamery Estopple dated 3-11-04.pdf

Kingwood Cold Stone Creamery Landlord Agreement dated 1-24-04.pdf

Lease dated 1-6-04.pdf

SECOND AMENDMENT dated 12-19-08.pdf

Sublease.pdf

Dickeys

Kingwood - Dickey’s BBQ Pit - Lease - 09.11.2013.pdf

EB 5569 Gamestop, Inc

KC Gamestop Second Amendment scanned letter and dots 7-1-13.pdf

Kingwood - Gamestop - 2nd Amendment to the Lease - 07.09.2013.pdf

Lease Documents

Gamestop Fully Executed 1st Amendment to Lease 08-06-2009.pdf

Gamestop - Fully Executed Lease Agreement 12-01-2004.pdf

GNC - 8043

Lease Documents

KC GNC Second Amendment dated 3-12-12.pdf

Kingwood GNC First Amendment dated 5-30-06.pdf

Kingwood GNC Guaranty dated 7-29-01.pdf

Kingwood GNC Lease executed 7-9-01.pdf

SUBLEASE dated 8-29-07.pdf

James Avery

Lease Documents

James Avery (KC) - 1st Amendment to Lease 04-25-2013.pdf

Kingwood James Avery Craftsman Estopple dated 3-3-04.pdf

Kingwood James Avery Craftsman Lease executed 4-30-03.pdf

Jos. A. Bank

Lease Documents

Jos A Bank - 3rd Amendment to Lease 09-25-2012.pdf

Jos A. Bank - 1st Amendment to Lease 04-02-2004.pdf

Jos A. Bank - 2nd Amendment to Lease 12-19-2008.pdf

Jos A. Bank - Fully Executed Lease Agreement 07-14-2003.pdf

Jos A. Bank - SNDA 07-14-2003.pdf

Jos. A. Bank - Estoppel Certificate 03-31-2004.pdf

Kingwood Nails

Lease Documents

Kingwood Nails - 1st Amendment to Lease 02-05-2013.pdf

Kingwood Nails - 1st Amendment to Lease 03-23-2004.pdf

Kingwood Nails - 2nd Amendment to Lease 01-02-2008.pdf

Kingwood Nails - Estoppel Certificate 03-22-2004.pdf

Kingwood Nails - Lease Agreement 10-03-2000.pdf

Kingwood Spine and Wellness

Lease Documents

Executed Lease 9-05-07.pdf

Kingwood TGF Salon

KC TGF Regis Corp Third Amendment dated 2-15-12.pdf

Kingwood TGF Salon Assignment and Assumption dated 2-15-05.pdf

Kingwood TGF Salon First Amendment dated 3-31-06.pdf

Kingwood TGF Salon Lease executed.pdf

SECOND AMENDMENT dated 11-17-09.pdf

TGF Salon-City Cutts-Style American - Fully Executed 3rd Amendment to Lease 01-05-2012.pdf

LeGlorvs Salon and Spa

Lease Documents

LeGlory’s Salon and Spa - 1st Amendment to Lease 02-07-2012.pdf

LeGlory’s Salon and Spa - Amendment Synopsis.pdf

LeGlory’s Salon and Spa - Fully Executed Lease Agreement 09-23-2011.pdf

Made Ya Smile

Lease Documents

KC Made Ya Smile Guaranty 10-10-2011.pdf

KC Made Ya Smile Lease 10-10-2011.pdf

Made Ya Smile - 1st Amendment to Lease 08-23-2012.pdf

Made Ya Smile - Mortgagee’s Landlord Subordination 08-23-2012.pdf

Massage Envy Spa

Lease Documents

Massage Envy - 1st Amendment 09-16-2009 Cover Letter.pdf

Massage Envy - 1st Amendment to Lease 08-22-2011.pdf

Massage Envy - 3rd Amendment to Lease 12-02-2012.pdf

Massage Envy - Assignment and Assumption of Lease 06-15-2007.pdf

Massage Envy - Assignment and Assumption of Lease 12-01-2012.pdf

Massage Envy - Guaranty 06-26-2006.pdf

Massage Envy - Lease Agreement 06-26-2006.pdf

Massage Envy - Lease Renewal Synopsis for 1st Amendment dated 08-22-2011.pdf

Massage Envy - Lease Transfer Request.pdf

Massage Envy - Lien Waiver - Cover Letter to Lender 10-05-2007.pdf

Massage Envy - Subordination of LL Lien signed only by LL 01-02-2013.0f

Mattress One

Kingwood - Mattress One Lease 10.23.2013.pdf

Mattress One Lease - Kingwood.pdf

Pei Wei Asian Diner No. 50

Lease Documents

KW - Pei Wei Exhibit I.pdf

Pei Wei Asian Diner - Estoppel Certificate 03-23-2004.pdf

Pei Wei Asian Diner - Fully Executed Lease Agreement 7-15-2003.pdf

Pei Wei Asian Diner - Guaranty to Lease 07-01-2003.pdf

Pei Wei Asian Diner - SNDA 07-24-2003.pdf

Pei Wei Asian Diner - Square Footage Letter 06-16-2004.pdf

Petco

(KC) Petco Synopsis FINAL.doc

Petco (KC) - Lease Agreement 04-30-2013.pdf

Potrait Innovations

Lease Documents

Kingwood Portrait Innovations Statement of Change 9-27-02.pdf

Portrait Innovations - Amendment to Lease 01-03-2012.pdf

Portrait Innovations - Fully Executed Lease Agreement 01-03-2012.pdf

Portrait Innovations - Retail Lease Summary,pdf

Portrait Innovations - Tenant Acceptance of Keys-Premises 06-27-2005.pdf

Rachael’s Hallmark

Lease Documents

Rachael’s Hallmark - Fully Executed 1st Amendment to Lease 10-06-2009.pdf

Rachael’s Hallmark - Fully Executed 2nd Amendment to Lease 04-27-2012.pdf

Rachael’s Hallmark - Fully Executed Lease Agreement 06-29-2004.pdf

Rachael’s Hallmark - Lease Outline 05-18-2004.pdf

Rachael’s Hallmark - Lease Renewal Synopsis.pdf

Rachael’s Hallmark - Summary of Basic Lease Provisions.pdf

Randalls

Lease Documents

Kingwood Randall’s Assignment and Assumption of Lease dated 11-29-99.pdf

Kingwood Randall’s Estopple dated 3-17-04.pdf

Kingwood Randall’s Guaranty dated 11-29-99.pdf

Kingwood Randall’s Lease executed 8-11-99.pdf

Kingwood Randall’s Memorandum of Lease dated 8-1-99.pdf

Kingwood Randall’s Ste of Lease Agreement dated 9-22-00.pdf

Randall’s.pdf

Scottrade

Lease Documents

Fully Executed Lease dated 10-10-07.pdf

Lease Outline (Final).pdf

TENANT ACCEPTANCE LETTER dated 4-4-08.pdf

Soma Intimates

Lease Documents

Soma - Lease Agreement dated 2-13-13.pdf

Sprint - 123180 (CenturyLink-Embarq)

Lease Documents

Embarq - 1st Amendment to Lease 05-15-2009.pdf

KC Centurytink 2nd Amend 11-26-12.pdf

Sprint - Lease Agreement 04-02-2004.pdf

SPRINT-EMBARQ - Name Does 04-28-2006.pdf

Talbots

Lease Documents

First Amendment Dated 3-11-04.ocrpdtpdf

Kingwood - Talbots Renewal Notice 1-14-2013.pdf

Kingwood Talbots Estopple dated 3-9-04.pdf

Kingwood Talbots SNDA dated 1-27-03.pdf

Lease Dated 12-31-02.ocrpdf.pdf

lease outline (final).pdf

SECOND AMENDMENT dated 11-26-08.pdf

Verizon - Zoom Wireless

Lease Documents

Weight Watchers

KC Weight Watchers Start Date Agreement dated 4-25-13.pdf

Lease Documents

White House Black Market

Lease Documents

Zacherys Caiun Cafe

Lease Documents

Zounds

KC Zounds Lease dated 7-1-13.pdf

Kingwood - Zounds Hearing Aides - Lease - 07.09.2013.pdf

Zounds Hearing Aide synopsis.doc

Bamboo Express

Lease Documents

Best Alterations

Lease Documents

Book Nook

Lease Documents

Chase Bank

Lease Documents

Cliffs Barber Shop

Cliffs Barbershop - 2nd Amendment to Lease 06-13-2013.pdf

Lakewood - Cliffs Barber Shop - 2nd Amendment - 06.24.2013.pdf

Lease Documents

Community 1st Credit Union

Lease Documents

Cruiser’s Grill

Lease Documents

Dick’s Wines-Grill

Lease Documents

Doing Dishes

Lease Documents

ID13, Clean City

Lease Douments

12-31-07 Landlord Executed Waiver and Rider.pdf

ASSIGNMENT dated 8-21-07.pdf

FINAL Lease Outline.pdf

FIRST AMENDMENT dated 4-28-09 (2).pdf

Lakewood Dry Clean City Assignment and Transfer of Lease dated 5-3-04.pdf

Lease fully executed 1-7-2004.pdf

Florida Living Furniture

Lakewood - Florida Living Furniture License.pdf

Fusion Sushi

Lease Documents

Gene’s Seafood Restaurant

Lease Documents

Healthy Bagel

Lease Documents

Leo’s Pizza

Lease Documents

Lex Nails

Lease Documents

LW-Lex Nails 2nd Amend pending.pdf

Merle Norman Cosmetic Studios

Lease documents

Mob Bar-B-Que

Lease Documents

Nal!co and Spa

Lease Documents

Noura Cafe

Lease Documents

Pizza Hut - 4260

Lease Documents

Richardson Jewelry and Gifts

Lease Documents

Richardson’s Jewelry and Gifts - Fully Executed 2nd Amendment to Lease 01-02-2013.pdf

Richardson’s Jewelry and Gifts - Fully Executed Lease Agreement 06-28-2006.pdf

Richardson’s Jewelry Assignment, Assumption and Amendment to Lease 06-17-2008.pdf

San Jose Family Practice Center

Lease Documents

San Jose Family Healthcare - Fully Executed 4th Amendment to Lease 11-01-2012.pdf

Starbucks Coffee

Lease Documents

State Farm Insurance-Kathy Scott

Lease Documents

Stein Mart - 348

Lease Documents

Studio K Dance

Lease Documents

Subway - 30863

Lease Documents

Supercuts

LW Supercuts Lease dated 10-4-13.pdf

Supercuts Lease Lakewood.pdf

Sweet Frog

Lease Documents

Sweet Repeats

Lease Documents

Tiivana Flats - 150

Lease Documents

US Hearing Aid Center

Lease Documents

Washboard

Lease Documents

Winn Dixie - 190

Lease Documents

Wireless Wizard

Lease Documents

Yes You Canvas

Lease Documents

Your Stylist

Leasing Documents

Your Stylist - Fully Executed Lease Agreement 12-13-2012.pdf

Your Stylist - Lease Synopsis.doc

Bealls - 32

1st Amendment to Lease Agreement 04-23-1985.pdf

2nd Amendment to Lease Agreement 11-08-1999.pdf

2nd Amendment to Short Form Lease Agreement 11-08-1999.pdf

3rd Amendment to Lease Agreement 11-16-2010.pdf

Agreement 03-01-1984.pdf

Bealls (ND) - Lease Agreement 02-21-1984 (NEW).pdf

Cancellation of Option to Terminate the Lease Letter 11-05-2010.pdf

Guaranty 04-02-1984.pdf

Lease Agreement 02-21-1984.pdf

Northdale - Beall’s - 4th Amendment to Lease - 09.04.2013.pdf

Short Form Lease Agreement 02-21-1984.pdf

Tenant Estoppel Certificate 05-24-2007.pdf

Tenant Estoppel Certificate 07-28-1995.pdf

Beef 0’ Brady’s

1st Amendment to Lease 10-13-2005.pdf

1st Amendment to Lease Draft 01-27-1997.pdf

2nd Amendment to Lease 09-22-2010.pdf

Amendment to Temporary Lease Agreement 09-08-2000.pdf

Assignment - Transfer of Lease 07-01-1996,pdf

Beef 0 Brady Schedule A-2.pdf

Correct Address Correspondence Letter 10-17-2000.pdf

Estoppel Certificate 07-24-1995.pdf

Hold Harmless Agreement 10-03-1997.pdf

Lease Agreement 04-22-1994.pdf

Lease Agreement 09-08-2000.pdf

Lease Agreement 11-14-1991.pdf

Temporary Lease Agreement 09-08-2000.pdf

Carrollwood Nail Salon

Carrollwood Nail Salon - 1st Amendment to Lease 10-13-2009.pdf

Carrollwood Nail Salon - 2nd Amendment to Lease 08-23-2012.pdf

Carrollwood Nail Salon - Assignment-Transfer of Lease 04-25-2001.pdf

Carrollwood Nail Salon - Fully Executed Lease Agreement 10-27-2004.pdf

Carrollwood Nail Salon - Lease outline (original) 09-29-2009.pdf

Carrollwood Nail Salon - Lease Renewal Synopsis (2nd Amendment).pdf

Chivoda Studios

ChiYoga Studios - Fully Executed Guaranty 06-13-2012.pdf

ChiYoga Studios - Fully Executed Lease Agreement 06-27-2012.pdf

ChiYoga Studios - Lease Synopsis 06-18-2012.pdf

ND Suite 3845 05-07-2012.pdf

Northdale Court Exclusive Exhibit 05-30-2012.pdf

Site Plan (Exhibit A) 05-07-2012.pdf

Cripsers

Correction of Exhibit B-2 (Electrcity Section) 09-27-2001.v:1f

Crispers - Assignment and Assumption of Lease Agreement 07-30-2011.pdf

Crispers - Letter Agreement-Correction of Exhibit B-2 (Electricity Section) 09-27-2001.pdf

Crispers Landlord Estoppel Certificate (ND) - 05-11-2011.pdf

Crispers Lease Agreement dated 8-31-2001.pdf

ND - Landlord’s Estoppel Certificate 05-11-2011.pdf

ND Crispers Amendment dated 10-13-11.pdf

ND-Crispers Estoppel 5-23-2007.pdf

ND-Crispers Non Renewal 12-23-2010.pdf

Crunch Fitness

Crunch exh A.pdf

Crunch Fitness - 1st Amendment to Lease 03-07-2013.pdf

Crunch Fitness - Fully Executed Guaranty 12-03-2012.pdf

Crunch Fitness - Fully Executed Lease Agreement 12-13-2012.pdf

Crunch Fitness Lease Synopsis kau.doc

CrunchCarrollwoodFirstAmd kau (3).pdf

from pw- Tenant Comments to Initial Lease Draft Memo to BKJ.docx

ND Suite 800 11-9-12.pdf

Northdale - Crunch Fitness Irrevocable Letter of Credit 03 07 2013.pdf

Genghis Grill

Genghis Grill - Fully Executed Lease Agreement 04-05-2012.pdf

Genghis Grill - Guaranty 04-05-2012.pdf

Genghis Grill - Lease Synopsis 04-11-2012.pdf

Genghis Grill - Tenant Acceptance of Premises-Keys 05-08-2012.pdf

LaVida Massage

Agreement Letter for HVAC.pdf

LaVida Massage - Guaranty 06-10-2010.pdf

LaVida Massage - Lease Agreement dated 6-10-2010 executed 6-21-2010.pdf

Malik Touch Cleaners

Majik Touch Cleaners - 1st Amendment to Lease 03-16-2012.pdf

Majik Touch Cleaners - 1st Amendment to Lease 04-05-2012.pdf

Majik Touch Cleaners - Addendum to Landlord’s Subordination and Consent 09-07-2002.pdf

Majik Touch Cleaners - Estoppel Certificate 05-11-2007.pdf

Majik Touch Cleaners - Fully Executed Lease Agreement 09-06-2002.pdf

Majik Touch Cleaners - Landlord’s Subordination and Consent 09-06-2002.pdf

Majik Touch Cleaners - Lease Renewal Synopsis.pdf

Majik Touch Cleaners Synopsis.doc

Northdale Barber Shop

1st Amendment to Lease 07-26-10.pdf

Lease Agreement 09-29-08.pdf

Signed letter re insurance 12-14-09.pdf

Nutrishop

Durakovic NutriShop Comp LL 10 8 v to T 9 16 v (DRAFT).docx

Once Upon A Child

Once Upon A Child - 1st Amendment to Lease 10-02-2012.pdf

Once Upon A Child - Lease Agreement 04-19-2007.pdf

Once Upon A Child - Lease Renewal Synopsis.doc

Once Upon A Child - Tenant Acceptance of Premises-Keys 04-26-2007.pdf

Pandora Salon

Guaranty 08-12-2010.pdf

Polished SalonFully Executed Lease Agreement 08-27-10.pdf

Prudential Tropical Realty

2d Amendment Letter 10-28-2008.pdf

3rd Amendment Letter 03-25-2009.pdf

Fully Executed 1st Amendment to Lease 01-07-2004.pdf

Fully Executed 2nd Amendment to Lease 10-28-2008.pdf

Fully Executed 3rd Amendment to Lease 03-25-2009.pdf

Fully Executed 4th Amendment to Lease 01-06-2012.pdf

Fully Executed Estoppel Certificate 05-12-2007.pdf

Fully Executed Lease Agreement 10-06-1999.pdf

Landlord’s Waiver and Consent 03-03-2000.pdf

lease outline (original) 9-08.pdf

Residential Roofing

Fully Executed Lease Agreement 06-17-2011.pdf

Guaranty - 06-06-2011.pdf

Lease Synopsis.pdf

She Money Jewelry and Loan

She Money Jewelry and Loan - Fully Executed Lease Agreement 01-12-2012.pdf

Smoothie Kinq

Fully Executed 2nd Amendment to Lease 10-19-2010.pdf

Lease Agreement dated 5-3-2000.pdf

ND Smoothie King Lease Renewal Synopsis 10-8-10 rev 10-13-10.pdf

Northdale Smoothie King First Amendment dated 6-8-05.pdf

SPOli Clip

Northdale - Blueclip LLC Lease 05.17.2013.0f

Subway - 4595

Lease Agreement executed 1-7-02.pdf

Northdale Subway Memorandum of Lease dated 6-11-02.pdf

Notice Letter exercising option to renew Lease 08-04-2010.pdf

Sushi Haru

Lease Outline (1st Amendment to Lease),pdf

Sushi Haru - 1st Amendment to Lease 07-25-2006.pdf

Sushi Haru - 2nd Amendment to Lease 08-31-2010.pdf

Sushi Haru - Assignment and Assumption of Lease 03-05-2007.pdf

Sushi Haru - Assignment and Assumption of Lease 09-01-2010.pdf

Sushi Haru - Assignment-Transfer of Lease 07-06-2004.pdf

Sushi Haru - Assignment-Transfer of Lease 11-21-2001.pdf

Sushi Haru - Lease Agreement 04-04-2001.pdf

Sushi Haru - Tenant Estoppel Certificate 05-10-2007.pdf

Sweetbay Supermarket

Northdale Declarations of Restrictions - REA.pdf

Tanya and Matt’s Ice Creamiest

Tanya and Matt’s Ice Creamiest - 2nd Amendment to Lease 07-11-2000.pdf

Tanya and Matt’s Ice Creamiest - Estoppel Certificate 07-19-1995.pdf

Tanya and Matt’s Ice Creamiest - Hold Harmless Agreement 07-18-2006.pdf

Tanya and Matt’s Ice Creamiest - Lease Agreement 11-22-1991.pdf

Tanya and Matt’s Ice Creamiest - Tenant Estoppel Certificate 06-24-2007.pdf

Tanya Ice Creamiest documents.pdf

TJ Maxx - 290

1st Amendment to Lease Agreement 05-23-1990.pdf

2nd Amendment to Lease Agreement 11-09-1999.pdf

3rd Amendment to Lease Agreement 10-08-2003.pdf

4th Amendment to Lease Agreement 08-2009.pdf

5th Amendment to Lease Agreement 12-12-2011.pdf

Extend Term of Lease Letter 07-14-2004.pdf

FedEx - Any Nat. Recognized Overnight Delivery Service Approval Letter 03-16-1994.pdf

Indemnification Agreement 04-04-1990.pdf

Lease Agreement 03-05-1984.pdf

Option to Extend Letter 03-16-1994.pdf

SNDA Agreement 05-30-2007.0f

TJ Max Exhibit A-2.pdf

TJ Maxx (ND) - Guarantee 03-05-1984.pdf

TJ Maxx (ND) Letter Agreement 07-10-1991.pdf

T-Mobile

ND T-Mobile Lease Synopsis 319 12 (2).doc

T-Mobile - Fully Executed Lease Agreement 03-26-2012.pdf

Uni-K-Wax

LEASE dated 6-16-08.pdf

Northdale - Uni K Wax Renewal Notice 7-31-2013.pdf

Tenant Acceptance of Premises 7-2-08.doc

Uni K Wax - Stipulation for Settlement,pdf

Wok On By

Lease Agreement Executed 3-31-2010.pdf

Letter to Wok on By Lease Changes 3-24-10.pdf

Allstate

Lease Documents

Allstate - Assignment and Assumption of Lease 05-01-2012.pdf

Allstate - Fully Executed Lease Agreement 05-20-2008 Allstate.pdf

Allstate - Lease Transfer Check 03-28-2012.pdf

Allstate - Security Deposit Check 04-12-2012.pdf

Allstate Remeasure - Portofino.pdf

Another Broken Ego

Lease Documents

PF Another Broken Egg Cafe Lease dated 8-17-11.pdf

Arthur Murray Dance Studio

Lease Documents

Arthur Murray Dance Studio - Keys-Premises 04-13-2007.pdf

Arthur Murray Dance Studio - Fully Executed Lease Agreement 02-16-2007.pdf

Arthur Murray Dance Studio - Lease Amendment-Renewal Synopsis.pdf

Portofino - Arthur Murray Dance Studio 1st Amendment 03.09.2012.pdf

ATT

Lease Documents

1st Amendment to Lease 05-03-2006.pdf

2nd Amendment to Lease 12-08-2010.pdf

Assignment and Assumption Agreement 02-13-2003.pdf

Lease Agreement 09-21-2000.pdf

Tenant Estoppel Letter 10-27-2004.pdf

Bath and Body Works - 10144

Lease Documents

Assignment dated 2-13-03 OCR.pdf

Bath and Body Works Executed Lease and 1st Amendment .pdf

Bill of Sale and Assignment - Portofino.pdf

Confirmation of Lease dated 1-2005.pdf

Corp name change docs for BBW.pdf

Fully executed 8-26-09.pdf

Lease dated 8-29-00 OCR.pdf

PF Bath and Body Works Renewal Letter dated 8-31-11.pdf

Portofino Bath and Body Works Agreement dated 12-4-03.pdf

Portofino Bath and Body Works First Amendment dated 5-18-06.pdf

BJ’s Restaurant

Lease Documents

BJ’s Portofino BJ’s Letter Agreement executed 5-18-10.pdf

PF BJ’s SNDA dated 7-27-10.pdf

Portofino BJ’s Lease executed 5-11-10 low res.pdf

Buca di Bet=

Lease Documents

EXERCISE 1ST OPTION 08-26-2010.pdf

PF Buca Di Beppo Amendment to Lease dated 6-12-00.pdf

PF Bum Di Beppo Assignment and Assumption of Lease dated 2-13-03.pdf

PF Buca Di Beppo Assignment and Assumption of Lease dated 7-3-00.pdf

PF Buca Di Beppo Lease dated 1-4-00.pdf

Buffalo Wild Wings

Lease Documents

BUFFALO WILD WINGS RENEWAL NOTICE 3 4 2011.pdf

PF Buffalo Wild Wings - 2nd Amendment to Lease 08-15-2001.pdf

PF Buffalo Wild Wings Amendment dated 7-13-01.pdf

PF Buffalo Wild Wings Assignment and Assumption of Lease dated 2-13-03.pdf

PF Buffalo Wild Wings Fifth Amendment dated 1-23-07.pdf

PF Buffalo Wild Wings Fourth Amendment dated 3-31-03.pdf

PF Buffalo Wild Wings Lease dated 5-13-01.pdf

PF Buffalo Wild Wings Third Amendment dated 12-17-02.pdf

Lease Documents

Lease Agreement 10-7-2004.pdf

T111 Buffalo Wild Wings Assignment 5-18-05.pdf

NI - Buffallo Wild Wings Pages 15a-19.pdf

NI Buffalo Wild Wings Landlord Subordination and Consent 4-05.pdf

Busy Body

Lease Documents

PF Busy Body First Amendment dated 4-2-13.pdf

PF Busy Body Lease dated 10-12-06.pdf

Portofino - Busy Body 1st Amendment to Lease 04.02.2013.pdf

Carter’s

Lease Documents

Carters Lease dated 4-16-09.pdf

Portofino Carter’s Confirmation of Lease Terms executed 6-28-10.pdf

Casual Male Biq-Tall - 9806

Lease Documents

Casual Male - 1st Amendment to Lease 10-18-2007.pdf

Casual Male - 2nd Amendment to the Lease - 07.09.2013.pdf

Casual Male - Acknowledgement of Delivery Date 05-16-2003.pdf

Casual Male - Final Lease Outline 09-2007.pdf

Casual Male - Fully Executed Guaranty 03-21-2003.pdf

Casual Male - Name Change Certificate from SOS.pdf

Casual Male - Option to Extend Letter 11-27-2012.pdf

Casual Male - Original Lease Outline 09-2007.pdf

Casual Male - Rent Commencement Agreement 05-16-2003.pdf

Casual Male - Secretary Certificate and Exhibit A.pdf

Casual Male - Tenant Estoppel Letter 12-14-2004.pdf

LEASE dated 3-24-03.pdf

Portofino-Casual Male 2nd Amendment PENDING 7-2013.pdf

Central Taco

Central Taco Lease - Portofino.pdf

Conn’s Appliance

Lease Documents

CONN’S APPLIANCE LEASE.pdf

CONN’S LANDLORD’S AGREEMENT SIGNED 10 1999.pdf

CONN’S LANDLORD’S AGREEMENT.pdf

CONN’S LETTER RE LEASE TERM.pdf

PF Conn’s Appliances Memorandum of Lease dated 10-31-99.pdf

Portofino Conn’s First Amendment executed 5-24-10.pdf

Dream Day Bridal

Lease Documents

FINAL Lease Outline.pdf

LEASE dated 1-11-08.pdf

PF Day Dream Bridal First Amendment dated 11-22-11.pdf

Dress Barn - 0000177

Lease Documents

Dress Barn 1st Amendment to Lease Agreement 09-16-2005.pdf

Dress Barn Assignment and Assumption 02-13-2003.pdf

Dress Barn Lease Agreement 10-28-1999.pdf

Option Notice-Right to Extend the Term of their Lease.pdf

Driegs Title

DriggsTitleLOl2.docx

DSW Shoe Warehouse 29142

Lease Documents

PF DSW Assignment and Assumption of Lease dated 1-8-01.pdf

PF DSW Assignment and Assumption of Lease dated 2-13-03.pdf

PF DSW First Amendment dated 2-1-11.pdf

PF DSW Lease dated 12-8-00.pdf

ErnbroidMe

Lease Documents

Amendment dated 9-25-08.pdf

Lease Executed.pdt

Rent Commencment Agmt (10-06-03).pdf

Famous Footwear

Lease Documents

1st Amendment to Lease dated 11-28-2005 .pdf

2nd Amendment to Lease dated 09-06-2011.pdf

Assignment and Assumption Agreement 02-13-2003.pdf

Lease Agreement 12-15-1999.pdf

Lease Commencement Agreement 06-12-2006.pdf

Letter Agreement 03-02-2000.pdf

SNDA 12-21-1999.pdf

Tenant Estoppel Certificate 11-10-2004.pdf

Herbert’s Specialty Meats

Lease Documents

HEBERT’S SPECIALITY MEATS RENEWAL LTR.pdf

Herberts Lease Agreement 10-15-2004.pdf

Houston Assoc. of Realtors

Lease Documents

PF Houston Assoc. of Realtors First Amendment dated 8-9-07.pdf

PF Houston Assoc. of Realtors Lease dated 8-02.pdf

Jenny Craig

Lease Documents

Jenny Craig - 1st Amendment to Lease 02-08-2013.pdf

Jenny Craig - Lease Agreement 09-06-2007.pdf

JP Children’s Boutique

Lease Documents

JP Childrens Boutique FIRST AMENDMENT dated 8-17-09.pdf

PF JP Children’s Boutique Lease dated 6-28-04.pdf

Justice for Girls

Lease Documents

PF Justice Lease dated 10-13-05.pdf

Katz Deli Express

Lease Documents

PF Katz Deli Lease dated 6-12-06.pdf

Lakeshore Learning Store

Lease Documents

LEASE dated 4-18-08 Lakeshore.pdf

PE Lakeshore Learning SNDA dated 5-28-08.pdf

Lifeway Christian Store

Lease Documents

Fully Executed 1st Amendment to Lease Agreement 04-20-2011.pdf

PF LifeWay Christian Store Assignment and Assumption dated 2-13-03.pdf

PF LifeWay Christian Store Lease dated 1-31-01.pdf

Portofino-Lifeway Chrstian Renewal Notice 11-10-2005.pdf

Men’s Warehouse

Lease Documents

Exhibits A - E of Lease Agreement 09-20-2000.pdf

Lease Agreement 09-20-2000.pdf

PF Men’s Warehouse Assignment and Assumption dated 2-13-03.pdf

Renewal Letter executed 12-01-2010.pdf

Michael’s

Lease Documents

PF Michael’s Assignment and Assumption of Lease dated 2-13-03.pdf

PF Michael’s Lease dated 7-26-99.pdf

PF Michael’s memorandum of Lease dated 7-26-99.pdf

PF Michael’s option to renew letter.pdf

Music and Arts Center

Lease Documents

PF Music and Arts Center Lease 8-10-06.pdf

Old Navy

Lease Documents

Old Navy - Assignment and Assumption of Lease 02-13-2003.pdf

Old Navy - Confidential Compromise Settlement Agreement 09-27-2012.pdf

Old Navy - Exercise Option and Change of Address 05-26-2010.pdf

Old Navy - Fully Executed 1st Amendment to Lease 09-27-2012.pdf

Old Navy - Fully Executed Lease Agreement 05-23-2000.pdf

Old Navy - Lease Commencement Agreement 12-20-2000.pdf

Old Navy - Tenant Estoppel Certificate 10-29-2004.pdf

Oshman’s Store - Sports Authority

Lease Documents

PF Sports Authority Assign and Assum of Lease 2-13-03.pdf

PF Sports Authority Lease dated 11-2-99.pdf

Portofino Sports Authority Letter Agreement 5-18-10.pdf

Pei Wei Asian Diner

Lease Documents

PF Pei Wei Asian Diner First Amendment dated 12-9-02.pdf

PF Pei Wei Asian Diner Lease dated 10-18-02.pdf

PF Pei Wei Asian Diner Release of Lien dated 9-14-07.pdf

Portofino-PeiWei Renewal Notice 9-4-2012.pdf

Petsmart

Lease Documents

Petsmart Fifth Amendment to Lease.pdf

Petsmart Lease.pdf

Petsmart Portofino Fifth Amendment to Lease.pdf

PF_Petsmart - 1st Amendment to Lease 06-21-2000.pdf

PF_Petsmart - 2nd Amendment to Lease 08-11-2000.pdf

PF-Petsmart - 3rd Amendment to Lease 12-22-2000.pdf

PF-Petsmart - 4th Amendment to Lease 07-26-2001.pdf

PF-Petsmart - 5th Amendment to Lease 07-27-2007.pdf

Portofino Petsmart Letter Agreement executed 6-4-10.pdf

Lease Documents

Petsmart Lease.pdf

TVII Petsmart Memorandum of Lease dated 3-14-04.pdf

Pie Town

Lease Documents

PF Pie Town Assignment and Assumption of Lease dated 2-13-03.pdf

PF Pie Town First Amendment dated 12-17-02.pdf

PF Pie Town Lease dated 6-25-01.pdf

PF Pie Town Second Amendment dated 1-1-04.pdf

PF Pie Town Third Amendment dated 2-16-06.pdf

Prudential Anderson Properties

Lease Documents

PF Prudential Anderson - Lease Agreement 09-14-2012.pdf

Prudential -Space Plan.pdf

Sally Beauty Supply

Lease Documents

PF SAlly Beauty Supply Assignment and Assumption dated 2-13-03.pdf

PF Sally Beauty Supply Lease dated 11-29-01.pdf

PF Sally Beauty Supply Renewal Letter dated 3-31-11.pdf

Lease Documents

LEASE dated 4-27-2000.pdf

TVI Sally’s Beauty Supply Agreement Setting Lease term dated 7-13-00.pdf

TV! Sally’s Beauty Supply First Amendment dated 7-24-09.pdf

Skyrokh Salon

Lease Documents

GUARANTY dated 9-12-08.pdf

Skyrokh SalonLEASE dated 9-12-08.pdf

Trudy’s Hallmark

Lease Documents

PF Hallmark Amendment dated 3-22-01.pdf

PF Hallmark Assignment and Assumption of Lease dated 2003.pdf

PF Hallmark First Amendment dated 10-16-01 .pdf

PF Hallmark Lease dated 5-1-00.pdf

PF Hallmark Second Amendment dated 8-14-06.pdf

PF Hallmark SNDA dated 9-18-00.pdf

PF Hallmark Third Amendment dated 12-1-11.pdf

Vitamin Shoppe

Lease Documents

Vitamin Shoppe - 1st Amendment to Lease 03-22-2013.pdf

Vitamin Shoppe - Exercise of First Renewal Option Letter 03-19-2013.0f

Vitamin Shoppe - Lease Agreement 06-30-2003.pdf

Vitamin Shoppe - Renewal Amendment Synopsis 03-14-2013.doc

Vitamin Shoppe - Tenant Estoppel Letter 10-27-2004.pdf

Warehouse Pool Supply

Lease Documents

PF Warehouse Pool Assignment and Assumption of Lease dated 2-13-03.pdf

Portofino Ram Chemical Amendment to Lease executed 7-19-10.pdf

Portofino Warehouse Pool Lease executed 9-14-99.pdf

Zates Diamond Store

Lease Documents

Commencement Date Agreement 10-01-2004.pdf

Lease Agreement 06-07-2004.pdf

License Agreement 10-26-2010.pdf

Tenant Estoppel Certificate 11-15-2004.pdf

Advance America Cash Advance

Lease Documents

Advance America - Cash Advance - 1st Amendment to Lease 04-11-2006.pdf

Advance America - Cash Advance - 2nd Amendment to Lease 07-25-2008.pdf

Advance America - Cash Advance - 3rd Amendment to Lease 01-31-2012.pdf

Advance America - Cash Advance - Entity Name Change 12-10-2012.pdf

Advance America - Cash Advance - Lease Agreement 09-22-2003.pdf

Advanced Weight Loss Clinic

Lease Doucuments

Lease Agreement dated 9-9-2010.pdf

Big Lots

Lease Documents

Big Lots - Fully Executed Lease Agreement 01-14-2012.pdf

Big Lots - Letter Agreement 04-30-2012.pdf

Chic-Fit-A

Lease Documents

TVI Chick-fit-a Amendment Concerning Insurnace Requirement dated 2-22-00.pdf

TVI Chick-fit-a Certified Resolution dated 2-11-00.pdf

TVI Chick-fit-a First Amendment dated 1-4-00.pdf

TVI Chick-fit-a Lease dated 11-22-99.pdf

TVI Chick-fil-a Owner’s Affidavit.pdf

TVI Chick-fit-a Second Amendment dated 4-20-00.pdf

TVI Chick-fil-a Short Form Lease dated 4-20-00.pdf

Costa’s Mediterranean-Bennigan’s

Lease Documents

Costa’s - Agreement 04-28-2006.pdf

Costa’s - Consent to Sublease 07-13-2006.0f

Costa’s - Lease Agreement 11-03-1999.pdf

Costa’s - Owner’s Declaration-Affidavit 06-07-2006.pdf

Costa’s - Subordination Agreement 05-03-2000.pdf

Costa’s Mediterranean - Guaranty 12-03-1999.pdf

WI-Costa’s Assign, Assump Amend 05-31-2006.pdf

Dollar Tree

Lease Documents

Dollar Tree - Lease Renewal Notice 10-10-2013.pdf

LEASE dated 5-15-09.pdf

Family Christian Stores No 403

Lease Documents

Family Christian Store - Lease 09-17-1999.pdf

Family Christian Stores - 1st Amendment Lease Synopsis.pdf

Family Christian Stores - 1st Amendment to Lease 03-26-2010.pdf

Family Christian Stores - 2nd Amendment to Lease 10-04-2011.pdf

Family Christian Stores - 3rd Amendment to Lease 06-01-2012.pdf

Hibbett Sports No. 243

Lease Documents

Hibbett Sports No. 243 Synopsis for 2nd Amendment to Lease.pdf

Hibbett Sports No. 243 1st Amendment to Lease 05-05-2010.pdf

Hibbett Sports No. 243 2nd Amendment to Lease 06-11-2012.pdf

Hibbett Sports No. 243 Fully Executed Lease Agreement 08-11-1999.pdf

Hibbett Sports No. 243 -Synopsis for 1st Amendment to Lease.pdf

Jackson Hewitt Tax Service

Lease Documents

1s1 Amendment to the Lease - 08.01.2013.pdf

Lease Agreement dated 11-6-07.pdf

TVI - SmartTaxFirstAmd Jackson Hewitt pending.doc

Lynn’s Hallmark

Lease Documents

LEASE dated 1-19-2000.pdf

TVI Hallmark Amendment dated 6-30-10.pdf

WI Hallmark First Amendment dated 2-27-06.pdf

TVI Hallmark Second Amendment dated 7-31-07.pdf

Marshalls of Massachusetts, Inc

Lease Documents

Marshalls No. 0767 - 1st Amendment to Lease 11-13-2009.pdf

Marshalls No. 0767 - 2nd Amendment to Lease 08-25-2010.pdf

Marshalls No. 0767 - 3rd Amendment to Lease 12-02-2011.pdf

Marshalls No. 0767 - Commencement Date Agreement 05-16-2012.pdf

Marshal’s No. 0767 - Fully Executed Lease Agreement 12-22-1998.pdf

Marshal’s No. 0767 - Memorandum of Lease 12-22-1998.pdf

Nail World 3

Lease Documents

Nail World 3 - Fully Executed Lease Agreement 12-02-2011.pdf

Palace Chinese Restaurant

Lease Documents

Palace Chinese Restaurant - Lease Agreement 01-12-2000.pdf

Palace Chinese Restaurant Amendment 12-2009.pdf

Planet Cellular

Lease Documents

LEASE dated 4-17-08.pdf

WI Planet Cellular First Amendment dated 7-24-09.pdf

Regal Cinemas

Lease Documents

TVI Regal Cinema First Amendment dated 1998.pdf

TVI Regal Cinema Lease dated 9-18-98.pdf

TVI Regal Cinema Memorandum of Lease dated 9-18-98.pdf

Supercuts No. 80339

Lease Documents

Supercuts - Exercising Option to Extend Term 12-13-2004.pdf

Supercuts - Lease Agreement 09-08-1999.pdf

WI Superculs Amendment dated 9-29-10.pdf

TVI Supercuts Assignment and Assumption of Lease dated 7-29-02.pdf

TVI Supercuts Landlord Waiver dated 4-11-00.pdf

US Armed Forces

Lease Documents

TVI US Armed Forces Lease dated 9-1-08.pdf

Waldin Jewelers

Lease Documents

LEASE dated 7-28-08.pdf

TVI ZarinaEntAmd -Waldin Jewelers - pending.doc

TVI Waldin Jewelers Guaranty dated 7-25-08.pdf

Wal-Mart

Lease Documents

LEASE 7-8-1998.pdf

TVI Walmart First Amendment dated 7-8-98.pdf

TVI Walmart Assignment and Assumption dated 9-25-07.pdf

TVI Walmart Devlopment Agreement dated 11-27-02.pdf

Agnew Jewelers

Lease Documents

Agnew Jewelers - Fully Executed 1st Amendment to Lease 12-10-2004.pdf

Agnew Jewelers - Fully Executed 2nd Amendment to Lease 08-31-2009.pdf

Agnew Jewelers - Fully Executed 3rd Amendment to Lease 06-11-2012.pdf

Agnew Jewelers - Fully Executed Lease Agreement 06-30-2004.pdf

Agnew Jewelers - Lease Renewal Synopsis.pdf

Agnew Jewelers - Tenant Acceptance Letter (Exihibit E) 08-2004.pdf

Book Rack

Lease Documents

Trussville II Bookrack Exhibit A Suite 203 8-17-10.pdf

Wit The Book Rack Lease dated 9-15-10.pdf

Catherine’s No.5411

Lease Documents

Catherine’s - Lease Agreement 01-26-2004.pdf

TVII Catherine’s First Amendment dated 5-7-09.pdf

Headstart No. 60208

Lease Documents

Head Start Notice to Vacate.pdf

Headstart - 1st Amendment and Assignment-Assumption of Lease 08-17-2005.pdf

Headstart - 2nd Amendment to Lease 05-05-2008.pdf

Headstart - 3rd Amendment to Lease 11-26-2012.pdf

Headstart - Fully Executed Lease Agreement 10-28-2003.pdf

Kohl’s

Lease Documents

Kohl’s and Sam’s ECR-Trussville II.pdf

Konomi Japanese Restaurant

Lease Documents

Knomi Japanese Restaurant Lease.pdf

Konomi Japanese Restaurant) - Amendment 01-12-2004.pdf

TVII Konomi Japanese Restaurant Guaranty Muk Tsing Yam dated 1-5-04.pdf

TVII Konomi Japanese Restaurant Power of Attorney.pdf

TVII Konomi Japanese Restaurant Second Amendment dated 8-14-08.pdf

Leslie’s Swimming Pool Supplies

Lease Documents

LEASE dated 1-3-08.pdf

Moe’s Southwest Grill

Lease Documents

LEASE dated 11-24-2003.pdf

TVII Moe’s Southwest Grill Assignment and Assumption 10-6-09.pdf

TVII Moe’s Southwest Grill Guaranty Mehendra Partel and Herman Vogel.pdf

TVII Moe’s Southwest Grill Guaranty Nikita Patel dated 5-30-06.pdf

Nail Studio

Lease Documents

Nail Studio Lease.pdf

Oasis Day Spa and Hair Salon

Lease Documents

Oasis Day Spa (TVII) - Tenant Notice to Vacate 05-21-2013.pdf

TVII Oasis Day Spa - 1st Amendment to Lease 01-02-2008.pdf

TVII Oasis Day Spa - 2nd Amendment to Lease 08-20-2012.pdf

TVII Oasis Day Spa - Fully Executed Lease Agreement 10-15-2004.pdf

Republic Finance

Trussville II - Republic Finance Lease 04.12.2013.pdf

Sam’s Club

Lease Documents

Kohl’s and Sam’s ECR-Trussville II.pdf

Sip N Strokes

Trussville II - Sip n Strokes - Lease - 09.30.2013.pdf

Sprint No. 1129

Lease Documents

Sprint No. 1129 - 1st Amendment to Lease 11-26-2008.pdf

Sprint No. 1129 - Fully Executed Lease Agreement 04-06-2004.pdf

Sprint No. 1129 - Notice to Exercise 2nd Extension.pdf

Trios Restaurant

Lease Documents

Trios Restaurant - Fully Executed Guaranty 06-25-2012.pdf

Trios Restaurant - Fully Executed Lease Agreement 07-19-2012.pdf

Van’s Alterations

Lease Documents

TVII Van’s Alterations Assignment and Assumption of Lease dated 6-6-07.pdf

Van’s Alterations Lease.pdf

Exhibit C

PROPERTY CONTRACTS SCHEDULE

(SEE ATTACHED)

PROPERTY	SERVICE:	VENDOR NAME
BEECHWOOD	FIRE ALARM MONITORING	ATHENS CLARKE COUNTY FIRE DEPARTMENT
BEECHWOOD	PEST CONTROL	AMERICAN PEST CONTROL
BEECHWOOD	PORTER/PRESSURE WASH	SELECT STRATEGIES
BEECHWOOD	LANDSCAPE	RUPPERT LANDSCAPE
BEECHWOOD	SWEEPER	LOTS APPEAL
BEECHWOOD	TRASH REMOVAL	ROLL OFF SYSTEMS
BEECHWOOD	ELEVATOR MAINTENANCE CONTRACT	PREMIERE ELEVATOR
BEECHWOOD	WATER-SEWER	ATHENS CLARKE COUNTY WATER
BEECHWOOD	HVAC MAINTENANCE	EMCOR - AIRCOND
BURNT STORE	RETENTION	LAKE DOCTORS- RETENTION POND MAINTENANCE
BURNT STORE	FIRE ALARM MONITORING	LIFEGUARD SECURITY -FIRE PANEL MONITORING
BURNT STORE	PEST CONTROL	PEST CONTROL- UNIQUE PEST CONTROL
BURNT STORE	PORTER/PRESSURE WASH	PME- PORTER
BURNT STORE	LANDSCAPE	PME- LANDSCAPING
BURNT STORE	SWEEPER	PME- SWEEPER
BURNT STORE	TRASH REMOVAL	CITY OF PUNTA GORDA
BURNT STORE	SPRINKLER INSPECTIONS &	WIGINTON FIRE SYSTEMS & BACKFLOWS

PROPERTY	SERVICE:	VENDOR NAME
BACKFLOW TESTING
BURNT STORE	WATER-SEWER	WATER & SEWER- CITY OF PUNTA GORDA- ACCOUNTS
CLAY	DAY PORTER	MARTINEZ BUILDING SERVICES
CLAY	LANDSCAPE	MARTINEZ BUILDING SERVICES
CLAY	SWEEPER	MARTINEZ BUILDING SERVICES
CLAY	SPRINKLER INSPECTIONS & BACKFLOW TESTING	TOTAL FIRE PROTECTION
CLAY	WATER-SEWER	BIRMINGHAM WATER WORKS
HUNTER’S CREEK	PEST CONTROL	PEST CONTROL- UNIQUE PEST CONTROL
HUNTER’S CREEK	PORTER/PRESSURE WASH	ADVANCE FL PROPERTY MAINT & SUPPLY, LLC - PORTER
HUNTER’S CREEK	LANDSCAPE	FAIRVIEW LANDSCAPING
HUNTER’S CREEK	SWEEPER	CLEAN SWEEP
HUNTER’S CREEK	MUSIC- COMMON AREAS	MUZAK -OA
HUNTER’S CREEK	TRASH REMOVAL	WASTE SERVICES OF FLORIDA
HUNTER’S CREEK	SPRINKLER INSPECTIONS & BACKFLOW TESTING	WIGINTON FIRE SYSTEMS & BACKFLOWS, FIRE PANELS & HYDRANTS
HUNTER’S CREEK	WATER- SEWER	WATER & SEWER- ORANGE COUNTY UTILITIES ACCOUNTS
KINGWOOD	PEST CONTROL	CYPRESS CREEK PEST CONTROL - LEE HUDSON
KINGWOOD	MAINTENANCE STAFF	LINK STAFFING -

PROPERTY	SERVICE:	VENDOR NAME
KINGWOOD	LANDSCAPE	BRICKMAN
KINGWOOD	SECURITY	TITAN SECURITY & INVESTIGATIONS SCOTT PASKE - PRESIDNET
KINGWOOD	SEASONAL DÉCOR	ALWAYS IN SEASON
KINGWOOD	PARKING LOT SERVICE -	CLEANING PLUS CUSTODIAL CONTRACTORS
KINGWOOD	WASTE REMOVAL	WASTE MANAGEMENT
KINGWOOD	FIRE PROTECTION	FIRE SAFE - MONITOR QUARTERLY
KINGWOOD	FIRE PROTECTION	FIRE SAFE - ANNUAL INSPECTIONS
LAKEWOOD	PEST CONTROL	PEST CONTROL- PEACHTREE
LAKEWOOD	PORTER/PRESSURE WASH	PORTER-PRESSURE WASHING HORIZON PROPERTY SERVICES
LAKEWOOD	LANDSCAPER	LANDSCAPER- IRRIGATION R&R LANDSCAPERS
LAKEWOOD	SWEEPER	SWEEPING-KEELCO
LAKEWOOD	TRASH REMOVAL	ADVANCE DISPOSAL
LAKEWOOD	WATER-SEWER	WATER & SEWER- JEA
LAKEWOOD	LIFT STATION	LIFT STATION - SIX THOUSAND ON THE RIVER
NORTHDALE	PEST CONTROL	PEST CONTROL-UNIQUE
NORTHDALE	PORTER- PRESSURE WASH	PORTER-PRESSURE WASHING HORIZON PROPERTY SERVICES
NORTHDALE	LANDSCAPER & IRRIGATION	LANDSCAPER- IRRIGATION - HORIZON PROPERTY SERVICES
NORTHDALE	MUZAK- COMMON	MUZAK -TROPICAL MUSIC

PROPERTY	SERVICE:	VENDOR NAME
	AREAS	SERVICES, INC.
NORTHDALE	SWEEPER	SWEEPING-COUNTRYSIDE
NORTHDALE	TRASH REMOVAL	REPUBLIC WASTE
NORTHDALE	WATER- SEWER	WATER & SEWER- HILLSBOROUGH COUNTY
NORTHDALE	RENTENTION POND	RENTENTION POND- LAKE DOCTORS
NORTHDALE	FIRE PROTECTION	FIRE PROTECTION- WIGINTON- INSPECTIONS & CERTIFICATIONS
NORTHDALE	FIRE MONITORING	ADT/TYCO- FIRE MONITORING & ANNUAL RECERTIFICATION
PORTOFINO	ELEVATOR	SCHINDLER
PORTOFINO	PEST CONTROL	CYPRESS CREEK PEST CONTROL - LEE HUDSON
PORTOFINO	MAINTENANCE STAFF	LINK STAFFING -
PORTOFINO	JANITORIAL - OFFICE BUILDING	COMMERCIAL RESIDENTIAL CLEAING - ANA RHODES
PORTOFINO	LANDSCAPE	BRICKMAN
PORTOFINO	SECURITY	TITAN SECURITY & INVESTIGATIONS
PORTOFINO	SEASONAL DÉCOR	ALWAYS IN SEASON
PORTOFINO	FOUNTAIN PUMPS	ALL PUMP
PORTOFINO	LAKE AND CANALS	LONE STAR LAKE MANAGEMENT
PORTOFINO	PARKING LOT SERVICE	CLEANING PLUS CUSTODIAL CONTRACTORS

PROPERTY	SERVICE:	VENDOR NAME
PORTOFINO	WASTE REMOVAL	WASTE MANAGEMENT
PORTOFINO	FIRE PROTECTION	FIRE SAFE - MONITOR QUARTERLY
PORTOFINO	FIRE PROTECTION	FIRE SAFE - ANNUAL INSPECTIONS
TRUSSVILLE I	FIRE ALARM MONITORING	ADS SECURITY
TRUSSVILLE I	DAY PORTER	MARTINEZ BUILDING SERVICES
TRUSSVILLE I	LANDSCAPE	MARTINEZ BUILDING SERVICES
TRUSSVILLE I	SWEEPER	MARTINEZ BUILDING SERVICES
TRUSSVILLE I	TRASH REMOVAL	BRASK SERVICES
TRUSSVILLE I	SPRINKLER INSPECTIONS & BACKFLOW TESTING	TOTAL FIRE PROTECTION
TRUSSVILLE I	WATER-SEWER	TRUSSVILLE UTILITIES BOARD
TRUSSVILLE II	FIRE ALARM MONITORING	ADS SECURITY
TRUSSVILLE II	LANDSCAPE	MARTINEZ BUILDING SERVICES
TRUSSVILLE II	SWEEPER	MARTINEZ BUILDING SERVICES
TRUSSVILLE II	TRASH REMOVAL	BRASK SERVICES
TRUSSVILLE II	SPRINKLER INSPECTIONS & BACKFLOW TESTING	TOTAL FIRE PROTECTION
TRUSSVILLE II	WATER-SEWER	TRUSSVILLE UTILITIES

Exhibit D-1

FORM OF AL DEED

This Instrument Was Prepared By:	Send Tax Notice To: [ ] [ ]

STATUTORY WARRANTY DEED

STATE OF ALABAMA	)

COUNTY OF	)

THIS IS A STATUTORY WARRANTY DEED executed and delivered this          day of                                     , 201        , by                                   , a Delaware limited liability company (hereinafter referred to as the “Grantor”), to                                         , a                                        (hereinafter referred to as the “Grantee”).

KNOW ALL PERSONS BY THESE PRESENTS:  That in consideration of the sum of                                                                and 00/100 Dollars and ($                          .00) in hand paid by Grantee to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does by these presents grant, bargain, sell and convey unto Grantee that certain real property situated in                                County, Alabama, as more particularly described on Exhibit A attached hereto and incorporated herein (the “Property”);

TOGETHER WITH all appurtenances thereto belonging or in anywise appertaining and all right, title and interest of Grantor in and to all roads, alleys and ways bounding the Property.  This conveyance is subject to those matters set forth below.

TO HAVE AND TO HOLD to the Grantee, its successors and assigns forever. Grantor does for itself, its successors and assigns, covenant with Grantee, its successors and assigns, that Grantor, and its successors and assigns, shall warrant and defend the same to Grantee, its successors and assigns, forever, against the lawful claims (unless otherwise noted above) of all persons claiming by, through, or under Grantor, but not further or otherwise.

The Property is conveyed to the Grantee subject to the following:

1.                                      [Any lien or charge for general or special taxes or assessments not yet due and payable.

2.                                      Mineral, mining, oil and gas and related rights and privileges not owned by the Grantor, if any.

3.                                      Encroachments, overlaps, boundary line disputes and other matters that would be revealed by an accurate survey or inspection of the Property.

4.                                      Riparian and littoral rights of third parties, if any, and any right, title or interest of the State of Alabama with respect to any stream on the Property, if any.

5.                                      Rights of third parties, including the public at large, with respect to any portion of the Property located in a public right of way, if any.

6.                                      Easements, covenants, reservations, conditions, restrictions, rights of way and other matters of record.

7.                                      Utility easements and facilities serving the Property, whether of record or not.]

Pursuant to the provisions of Ala. Code § 40-22-1 (1975), the following information is offered in lieu of submitting Form RT-1:

Grantor’s Name and Mailing Address:		Grantee’s Name and Mailing Address:

c/o Och-Ziff Real Estate
9 West 57th Street, 39th Floor
New York, NY 10019
Attention: Steven E. Orbuch

Property Address:	[ ]

Purchase Price:	$[ ].00

(Signature Page Follows)

IN WITNESS WHEREOF, Grantor has hereunto caused this conveyance to be executed effective as of                                     , 201    .

GRANTOR:

[                   ]

STATE OF	)

COUNTY OF	)

I,                                                                  , a Notary Public in and for said County in said State, hereby certify that                                                                         , whose name as                                      of [            ], a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand this            day of                               , 201  .

Notary Public

[Notarial Seal]	My Commission expires:

EXHIBIT A

(Legal Description)

Exhibit D-2

FORM OF FL DEED

This instrument prepared by, and after recording return to:

Name:
Address:

(Space reserved for Clerk of Court)

PARCEL IDENTIFICATION NO.:

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made and entered into as of the        day of                                       , 201     by                                 , a Delaware limited liability company, Grantor, whose mailing address is c/o Och-Ziff Real Estate, 9 West 57th Street, 39th Floor, New York, NY, 10019, to                                 , a                         , Grantee, whose mailing address is                                                         .  Wherever used herein, the terms “Grantor” and “Grantee” shall include all of the parties to this instrument and their respective successors and assigns.

W I T N E S S E T H:

GRANTOR, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained and sold, and by these presents does hereby grant, bargain and sell to Grantee, the following described land situate and being in [            ] County, Florida (the “Property”):

SEE EXHIBIT A ATTACHED HERETO

TOGETHER WITH all the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining to the Property.

THIS CONVEYANCE is subject to: (a) taxes and assessments for the year 201     and all subsequent years; (b) Permitted Encumbrances as set forth on Exhibit B attached hereto and

(c) conditions, restrictions, limitations, matters, covenants, agreements and easements of record, if any, but this reference shall not operate to reimpose same.

TO HAVE and to hold the same in fee simple forever.

GRANTOR hereby covenants with Grantee that it is lawfully seized of the Property in fee simple, that it has good right and lawful authority to sell and convey the Property, that it hereby specially warrants the title to the Property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but no others.

(Signature Page Follows)

IN WITNESS WHEREOF, Grantor has hereunto set its hand and seal as of the day and year first above written.

Signed and delivered
In the presence of:
[ ]

By:
Print Name:	Name:
Title:

Print Name:

STATE OF )
) SS:
COUNTY OF )

The foregoing instrument was acknowledged before me this        day of                   , 201   by                                         , as                                of [          ], a Delaware limited liability company, on behalf of said entities.  He / she is personally known to me or produced as identification.

Name:
Notary Public, State of
[NOTARIAL SEAL]	My Commission Expires:

EXHIBIT A

(Legal Description)

EXHIBIT B

(Permitted Encumbrances)

1.              [Insert list of Permitted Exceptions from Section 2.4 of Contract]

Exhibit D-3

FORM OF GA DEED

PREPARED BY AND UPON RECORDATION

RETURN TO:

[          ]

STATE OF GEORGIA

COUNTY OF

LIMITED WARRANTY DEED

THIS INDENTURE, made the              day of                                   , 201  , between [                                              ] a Delaware limited liability company, as party of the first part (hereinafter referred to as “Grantor”), and [                                              ] a [                              ], as party of the second part (hereinafter referred to as “Grantee”) (the words “Grantor” and “Grantee” to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that:  Grantor, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee, all that tract or parcel of land lying and being in [      ] County, Georgia, being more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

This Deed is subject to all matters of record and those items set forth on Exhibit B attached hereto, if any.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons holding under, by, or through Grantor, but not otherwise.

(Signature Page Follows)

IN WITNESS WHEREOF, the Grantor has signed and sealed this Deed as of the day and year above written.

Signed, sealed and delivered in the presence of:	GRANTOR:

[ ]
Witness

Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:

EXHIBIT A

(Legal Description)

EXHIBIT B

(Permitted Encumbrances)

2.              [Insert list of Permitted Exceptions from Section 2.4 of Contract]

Exhibit D-4

FORM OF TX DEED

SPECIAL WARRANTY DEED

THE STATE OF	§
§
COUNTY OF	§

[          ], a Delaware limited liability company (“Grantor”), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto [            ], a [            ] (“Grantee”), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in [              ] County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the “Property”); EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the “Permitted Encumbrances”).

TO HAVE AND TO HOLD the Property unto GRANTEE, its successors and assigns forever, and GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto GRANTEE, its successors and assigns, against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

Standby charges, ad valorem taxes and assessments attributable to the 20     calendar year have been prorated between Grantor and Grantee as of the date of this Special Warranty Deed and Grantee hereby expressly assumes and agrees to pay the same.

Grantee’s address:	c/o Och-Ziff Real Estate
9 West 57th Street, 39th Floor
New York, NY, 10019

(Signature Page Follows)

Executed as of the          day of                                 , 20    .

GRANTOR:

[ ]

By:
Name:
Title:

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the          day of                                 , 20      , by                                         ,                                              of [          ], a [          ], on behalf of said limited liability company.

Notary Public in and for the State of

After recording return to:

EXHIBIT A

(Legal Description)

EXHIBIT B

(Permitted Exceptions)

Exhibit E

BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged, [                                                               ] (“Seller”), does hereby sell, transfer and convey to [                                                                    ] (“Purchaser”), without recourse or warranty, any and all personal property (the “Personal Property”) owned by Seller and used exclusively in connection with the operation of that certain real property known more particularly described in Exhibit A attached hereto (the “Property”).

PURCHASER ACKNOWLEDGES THAT THE SALE OF THE PERSONAL PROPERTY IS SPECIFICALLY MADE “AS-IS” AND “WHERE-IS,” WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY, WARRANTY OF TITLE OR USE OR ANY OTHER WARRANTIES WHATSOEVER.  PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PERSONAL PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE PROPERTY MANAGER, OR ANY AGENT OR REAL ESTATE BROKER REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.

This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page]

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of this          day of                           , 2014.

SELLER:

[ ]

By:
Name:
Title:

PURCHASER:

[ ]

By:
Name:
Title:

Exhibit F

ASSIGNMENT AND ASSUMPTION OF LEASES

This Assignment and Assumption of Leases (this “Assignment”) dated as of                               , 2014 is entered into by and between [                                                  ]  a [                                    ] (“Assignor”), and                                 , a                              (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the lessor under those certain lease agreements identified on Exhibit B attached hereto (the “Leases”) executed with respect to that certain real property commonly known as [                                                            ] (the “Property”) as more fully described in Exhibit A attached hereto;

WHEREAS, Assignor, as Seller, and                                                                 , as Purchaser, have entered into that certain Purchase and Sale Agreement dated as of                                   ,            (the “Purchase Agreement”) conveying the Property (as defined in the Purchase Agreement); and

WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.             Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

2.             Effective as of the Effective Date, Assignee hereby accepts such assignment and assumes and agrees to perform all of the Assignor’s obligations, liabilities and covenants under the Leases arising or accruing from and after the Effective Date, and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys’ fees, accruing on or subsequent to, or to be performed subsequent to, the Effective Date and arising out of the landlord’s obligations under the Leases.  Subject to any limitations set forth in the Purchase Agreement, Assignor hereby agrees to indemnify Assignee against and to hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys’ fees, accruing prior to, or to be performed prior to, the Effective Date, and arising out of landlord’s obligations under the Leases.

3.             Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement.

4.             In the event of any litigation arising out of this Assignment, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorneys’ fees.

5.             This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.             This Assignment shall be governed by and construed in accordance with the laws of the State in which the Property is located in.

7.             ASSIGNEE ACKNOWLEDGES THAT, EXCEPT AS PROVIDED IN THE PURCHASE AGREEMENT, THE CONVEYANCE OF THE LEASES HEREIN IS SPECIFICALLY MADE “AS-IS” AND “WHERE-IS,” WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER. ASSIGNEE HAS NOT RELIED AND WILL NOT RELY ON, AND ASSIGNOR IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE LEASES OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE REAL PROPERTY) MADE OR FURNISHED BY ASSIGNOR, THE PROPERTY MANAGER, OR ANY AGENT OR REAL ESTATE BROKER REPRESENTING OR PURPORTING TO REPRESENT ASSIGNOR, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.

8.             This Assignment is delivered pursuant to the Purchase Agreement.

9.             For purposes of this Assignment, the “Effective Date” shall be the date of the Closing (as defined in the Purchase Agreement).

10.          This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

[ ]

By:
Name:
Title:

ASSIGNEE:

[ ]

By:
Name:
Title:

EXHIBIT A

Legal Description of Property

(See Attached)

EXHIBIT B

Leases

(See Attached)

Exhibit G

ASSIGNMENT AND ASSUMPTION OF
PROPERTY CONTRACTS, WARRANTIES AND INTANGIBLES

THIS ASSIGNMENT AND ASSUMPTION OF PROPERTY CONTRACTS, WARRANTIES AND INTANGIBLES is made and entered into as of this          day of                       , 2014, by [                                                        , a                                          ] (“Assignor”), and                                 , a                                      (“Assignee”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), and in connection with the sale of that certain real property commonly known as [                                                                  ] and more particularly described in Exhibit A attached hereto (the “Property”), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(A)          all warranties and guaranties (express or implied) made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of the Property including, without limitation, those warranties and guaranties listed in Exhibit B attached hereto (collectively, “Warranties”);

(B)          all of the service contracts listed in Exhibit C attached hereto (the “Service Contracts”); and

(C)          any Intangibles (as defined in that certain Purchase and Sale Agreement dated as of                                         , 2014 between Assignor and                                                    (the “Purchase Agreement”)).

ASSIGNOR AND ASSIGNEE FURTHER HEREBY AGREE AND COVENANT AS FOLLOWS:

1.             Effective as of the Effective Date (as defined below), Assignee hereby accepts the assignment from Assignor of all of Assignor’s right, title and interest in and to the Service Contracts, Warranties and Intangibles.

2.             Effective as of the Effective Date, Assignee hereby accepts such assignment and assumes all of the owner’s liabilities, covenants and obligations under the Service Contracts, Warranties and Intangibles arising or accruing from and after the Effective Date, and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, accruing on or to be performed subsequent to the Effective Date and arising out of the owner’s obligations under the Service Contracts, Warranties and Intangibles.  Subject to any limitations set forth in the Purchase Agreement, Assignor hereby agrees to indemnify Assignee against and to hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys’ fees, accruing prior to, or to be performed prior to, the Effective

Date and arising out of owner’s obligations under the Service Contracts, Warranties and Intangibles.

3.             In the event of any litigation between Assignor and Assignee arising out of this Assignment, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorneys’ fees.

4.             This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

5.             This Assignment shall be governed by and construed in accordance with the laws of the State in which the Property is located in.

6.             This Assignment is delivered pursuant to the Purchase Agreement.

7.             ASSIGNEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS PROVIDED IN THE PURCHASE AGREEMENT, THE CONVEYANCE OF THE SERVICE CONTRACTS, WARRANTIES AND INTANGIBLES IS SPECIFICALLY MADE “AS-IS” AND “WHERE-IS,” WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER. ASSIGNEE HAS NOT RELIED AND WILL NOT RELY ON, AND ASSIGNOR IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE SERVICE CONTACTS, WARRANTIES OR INTANGIBLES OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY ASSIGNOR, THE PROPERTY MANAGER, OR ANY AGENT OR REAL ESTATE BROKER REPRESENTING OR PURPORTING TO REPRESENT ASSIGNOR, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.

8.             For purposes of this Assignment, the “Effective Date” shall be the date of the Closing (as defined in the Purchase Agreement).

9.             This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

[Next page is signature page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

[ ]

By:
Name:
Title:

ASSIGNEE:

[ ]

By:
Name:
Title:

EXHIBIT A

Legal Description of Property

(See Attached)

EXHIBIT B

Warranties & Guaranties

(See Attached)

EXHIBIT C

Service Contracts

(See Attached)

Exhibit H

NOTICE TO TENANTS

                          , 2014

To:

Re:          Notice of Lease Assignment

Premises:                                             [                                ] (the “Premises”)

Ladies and Gentlemen:

Please be advised that the Premises have been acquired by, and the Lessor’s interest in your lease and your security deposit (if any) have been assigned, to                                                                                                                 (“New Owner”).

All future rental and other payments under your lease shall be paid to New Owner, in accordance with the terms of your lease, to the following address:

Very truly yours,

Prior Owner:	[ ]

By:
Name:
Title:

New Owner:	[ ]

By:
Name:
Title:

Exhibit H-1

NOTICE TO VENDORS

                          , 2014

To:

Re:          Notice of Contract Assignment

Premises:                                             [                                    ] (the “Premises”)

Ladies and Gentlemen:

Please be advised that the Premises have been acquired by, and the vendees’s interest in your contract has been assigned, to                                                                                                                 (“New Owner”).

Until further notice, all correspondence, notices and invoices shall be directed to the New Owner at the following address:

[ ]
[ ]
[ ]
[ ]

Very truly yours,

[ ]

By:
Name:
Title:

Exhibit I

TENANT ESTOPPEL CERTIFICATE

[Date]

[PURCHASER]

Re:                             Lease dated                  ,           (the “Lease”) executed between                                                                (“Landlord”), and                                          (“Tenant”), for those premises (the “Premises”) located at                                           .

Gentlemen:

The undersigned Tenant understands that you or your assigns intend to acquire that property located at                                 (the “Property”) from                                                 .  The undersigned Tenant does hereby certify to you as follows:

A.                                    The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto (“Schedule A”).

B.                                    The Lease is in full force and effect and has not been modified, supplemented, or amended as indicated in Item 2 on Schedule A.

C.                                    Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

D.                                    Tenant does not claim any offsets or credits against rents payable under the Lease.

E.                                     Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

F.                                      Tenant has fully paid rent on account of the month of             ,             ; the current base rent under the Lease is as shown in Item 4 on Schedule A.

G.                                    Tenant has not paid any rentals in advance except for the current month of                                 ,         .

H.                                   The term of the Lease will terminate on the dates indicated in Item 5 on Schedule A.

I.                                        Tenant has accepted possession and is in full and complete occupancy of the Premises without any existing conditions or qualifications and without any other party having occupancy of, or the right to occupy, any portion of the Premises.

K.                                   Tenant has neither assigned, transferred, nor encumbered the Lease, or any interest therein, nor sublet the Premises, or any portion thereof, except as follows (if left blank, will be deemed “none”):                                                                                                                               .

L.                                     There is no guarantor of the Lease except as follows (if left blank, will be deemed “none”):                                                                                                                               . If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect.

M.                                 Any free rent, partial rent, rebates, rental abatements, or rent concessions of any kind required to be given by Landlord to Tenant under Lease have been given, except as follows (if left blank, will be deemed “none”):        .

N.                                    No defaults exist under the Lease by Tenant or, to the best of Tenant’s actual knowledge, by Landlord, and no event has occurred which, after the passage of time or the giving of notice, would constitute a default under the Lease or give Tenant any offset right or claims under the Lease.

O.                                    Except as set forth in the Lease, Tenant has no options to terminate the Lease.

P.                                      The address for notices to Tenant under the Lease as follows:

TENANT:

[ ]
a

By:
Name:
Title:

SCHEDULE A

1.	Lease:

Landlord:
Tenant:
Suite #:
Date:

2.	Modifications and/or Amendments

(a) Date:
(b) Date:
(c) Date:

3.	Security Deposit
(currently held by
Landlord) $

4.	Monthly Base Rent
for current term
of Lease $

5.	Commencement Date:
Termination Date:

Exhibit J-1

ASSIGNMENT OF RENAISSANCE RIGHT OF FIRST REFUSAL AGREEMENT

This Assignment is made and entered into as of this          day of                       , 201    , by OZ/CLP HUNTER’S CREEK LLC, a Delaware limited liability company (“Assignor”), and                                 , a                                      (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor, as Seller, and Assignee, as Purchaser, have entered into that certain Purchase and Sale Agreement dated as of                                   , 2013 (the “Purchase Agreement”) pursuant to which Assignor agreed, among other things, to convey the Hunter’s Creek Property (as defined in the Purchase Agreement) to Assignee;

WHEREAS, Assignor holds a right of first refusal with respect to the Renaissance Lease Premises (as defined in the Purchase Agreement) pursuant to the Renaissance Right of First Refusal Agreement (as defined in the Purchase Agreement); and

WHEREAS, Assignor desires to assign to Assignee, without recourse or warranty, its interest in the Renaissance Right of First Refusal Agreement;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.             Effective as of the date hereof, Assignor hereby assigns to Assignee, without recourse or warranty, all of its right, title and interest in and to the Renaissance Right of First Refusal Agreement.

2.             This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

3.     ASSIGNEE ACKNOWLEDGES THAT, EXCEPT AS PROVIDED IN THE PURCHASE AGREEMENT, THE CONVEYANCE OF THE RENAISSANCE RIGHT OF FIRST REFUSAL AGREEMENT HEREIN IS SPECIFICALLY MADE “AS-IS” AND “WHERE-IS,” WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER. ASSIGNEE HAS NOT RELIED AND WILL NOT RELY ON, AND ASSIGNOR IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE RENAISSANCE RIGHT OF FIRST REFUSAL AGREEMENT OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE REAL PROPERTY) MADE OR FURNISHED BY ASSIGNOR, THE PROPERTY MANAGER, OR ANY AGENT OR REAL ESTATE BROKER REPRESENTING OR

PURPORTING TO REPRESENT ASSIGNOR, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.

4.             This Assignment is delivered pursuant to the Purchase Agreement.

5.             This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

6.             This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, Assignor has executed this Assignment the day and year first above written.

ASSIGNOR:

OZ/CLP HUNTER’S CREEK LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

By:
Name: Steven E. Orbuch
Title: Authorized Person

Exhibit J-2

ASSIGNMENT OF RENAISSANCE LEASE PURCHASE CONTRACT

This Assignment is made and entered into as of this          day of                       , 201    , by OZ/CLP HUNTER’S CREEK LLC, a Delaware limited liability company (“Assignor”), and                                 , a                                      (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor, as Seller, and Assignee, as Purchaser, have entered into that certain Purchase and Sale Agreement dated as of                                   , 2013 (the “Purchase Agreement”) pursuant to which Assignor agreed, among other things, to convey the Renaissance Lease Premises (as defined in the Purchase Agreement) to Assignee on the terms and conditions set out therein;

WHEREAS, pursuant to the terms of the Renaissance Lease (as defined in the Purchase Agreement), Renaissance Lessee has heretofore exercised its right to purchase the Renaissance Lease Premises on the terms set out in the Renaissance Lease and the Renaissance Lease Purchase Contract (as defined in the Purchase Agreement); and

WHEREAS, Assignor desires to assign to Assignee, without recourse or warranty, its interest in the Renaissance Lease Purchase Contract;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.             Effective as of the date hereof, Assignor hereby assigns to Assignee, without recourse or warranty, all of its right, title and interest in and to the Renaissance Lease Purchase Contract.

2.             This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

3.             This Assignment is delivered pursuant to the Purchase Agreement.

4.             This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

5.             This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, Assignor has executed this Assignment the day and year first above written.

ASSIGNOR:

OZ/CLP HUNTER’S CREEK LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

By:
Name: Steven E. Orbuch
Title: Authorized Person

Exhibit K

ASSIGNMENT OF THE CLAY PROPERTY CONTRACT

This Assignment is made and entered into as of this          day of                       , 201    , by OZ/CLP CLAY LLC, a Delaware limited liability company (“Assignor”), and                                 , a                                      (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor, as Seller, and Assignee, as Purchaser, have entered into that certain Purchase and Sale Agreement dated as of                                   , 2013 (the “Purchase Agreement”) pursuant to which Assignor agreed, among other things, to convey the Clay Property (as defined in the Purchase Agreement) to Assignee on the terms and conditions set out therein;

WHEREAS, pursuant to the terms of the Publix Lease (as defined in the Purchase Agreement), Publix Alabama, LLC has heretofore exercised its right to purchase the Clay Property on the terms set out in the Clay Property Contract (as defined in the Purchase Agreement); and

WHEREAS, Assignor desires to assign to Assignee, without recourse or warranty, its interest in the Clay Property Contract;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

6.             Effective as of the date hereof, Assignor hereby assigns to Assignee, without recourse or warranty, all of its right, title and interest in and to the Clay Property Contract.

7.             This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

8.             This Assignment is delivered pursuant to the Purchase Agreement.

9.             This Assignment shall be governed by and construed in accordance with the laws of the State of Alabama.

10.          This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, Assignor has executed this Assignment the day and year first above written.

ASSIGNOR:

OZ/CLP CLAY LLC,
a Delaware limited liability company

By:	OZ/CLP Retail LLC, its sole member

	By:	OZRE Retail Holdings LLC,
its manager

By:
Name: Steven E. Orbuch
Title: Authorized Person

Schedule 1

Seller Information Schedule

	Property Name	Address	Seller Name	Allocated Purchase Price	Title No.	Tax I.D. Number
1.	Clay Property	5100 Old Springville Road, Pinson, AL 35126	OZ/CLP CLAY LLC, a Delaware limited liability company (“Clay Seller”)	$10,000,000	NCS-631552AL3NY	26-0170272
2.	Trussville I Property	5895 Trussville Crossings Parkway, Trussville, AL 35235	OZ/CLP TRUSSVILLE I LLC, a Delaware limited liability company (“Trussville I Seller”)	$37,159,434	NCS-631552AL9NY And T-89697 (for the Lot 4 Outparcel)	27-3224072
3.	Trussville II Property	5866 Trussville Crossings Parkway, Trussville, AL 35235(1)	OZ/CLP TRUSSVILLE II LLC, a Delaware limited liability company (“Trussville II Seller”)	$9,180,578	NCS-631552AL10NY	26-0170272
4.	Hunter’s Creek Property	3900 Town Center Boulevard, Orlando, FL 32837	OZ/CLP HUNTER’S CREEK LLC, a Delaware limited liability company (“Hunter’s Creek Seller”)	$19,220,914	NCS-631552FL4NY	26-0170272
5.	Lakewood Property	1500 San Jose Boulevard, Jacksonville, FL 32217	OZ/CLP LAKEWOOD LLC, a Delaware limited liability company (“Lakewood	$19,168,568	NCS-631552FL6NY	26-0170272

(1)  Clay, Trussville I, and Trussville II Properties, collectively, the “Alabama Properties”.

	Property Name	Address	Seller Name	Allocated Purchase Price	Title No.	Tax I.D. Number
			Seller”)
6.	Northdale Property	3805 Northdale Boulevard, Tampa, FL 33624	OZ/CLP NORTHDALE LLC, a Delaware limited liability company (“Northdale Seller”)	$19,399,783	NCS-631552FL7NY	26-0170272
7.	Burnt Store Property	3941 Tamiami Trail, Punta Gorda, FL 33950(2)	OZ/CLP BURNT STORE LLC, a Delaware limited liability company (“Burnt Store Seller”)	$4,962,878	NCS-631552FL2NY	26-0170272
8.	Beechwood Property	196 Alps Road, Athens, GA 30606(3)	OZ/CLP BEECHWOOD LLC, a Delaware limited liability company (“Beechwood Seller”)	$43,102,600	NCS-631552GA1NY	26-0170272
9.	Portofino Property	19075 Interstate 45 South, Shenandoah, TX 77385	OZ/CLP PORTOFINO LP, a Delaware limited partnership (“Portofino Seller”)	$96,998,957	NCS-631552TX8NY	26-0170272
10.	Kingwood Commons Property	502 Kingwood Drive, Kingwood, TX 77339(4)	OZ/CLP KINGWOOD COMMONS LP, a Delaware limited partnership	$47,806,288	NCS-631552TX5NY	26-0170272

(2)  The Hunter’s Creek, Lakewood, Northdale and Burnt Store Properties, collectively, the “Florida Properties”.

(3)  Beachwood, the “Georgia Property”.

(4)  Portofino and Kingwood Commons Properties, collectively, the “Texas Properties”.

Property Name	Address	Seller Name	Allocated Purchase Price	Title No.	Tax I.D. Number
(“Kingwood Common Seller”)

Schedule 2

Existing Litigation

An affiliate of Sellers and BIG Shopping Centers USA, Inc. (“BIG”) executed a non-binding term sheet on September 19, 2013 with regard to the possible acquisition of the Properties by BIG, which term sheet provides that apart from certain confidentiality obligations and an agreement by the seller not to enter into a letter of intent or purchase agreement with a third party for a certain period of time, no other binding agreement shall exist between the parties unless and until each has executed and delivered, in its sole discretion, a definitive Purchase and Sale Agreement (“PSA”).  Seller provided BIG with an unexecuted draft PSA substantially in the form of the initial draft of this Agreement that was sent to Purchaser.  BIG’s counsel responded with an email setting forth revisions and comments to the proposed PSA.  BIG was then informed that Sellers were no longer interested in pursuing a sale transaction with BIG.   BIG then signed the initial draft of the PSA (without exhibits), and returned it by email to Sellers.   Sellers responded by advising BIG in writing that Sellers had decided not to enter into any transaction with BIG and would not be executing the PSA.   BIG’s counsel since has sent written correspondence stating that Sellers had breached the executed term sheet’s “no-shop provision of 21 days” and challenging whether a binding deal was created by BIG’s execution of the initial PSA.

Schedule 3

Rent Rolls and Arrearage Report

(See Attached)

Report ID: CPT_CMROLL	Rent Roll	Page: 1
Database: OZDBASE	OZ/CLP Beechwood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
1	RANDSTAD STAFFING SERVICES	1,650	0.5	10/01/12	11/30/17	12/01/17	12/01/12	11/30/17	40,920.00					24.80	3.24	0.58	0.91	0.00	0.00	29.53
		1,650
14	GEORGIA THEATRE CO - II	37,573	11.0	09/01/13	08/31/18	09/01/18	09/01/13	08/31/18	150,000.00	01/01/99	5.00	2,250,000	N	3.99	1.53	0.00	1.33	0.00	0.00	6.85
		37,573				09/01/23	09/01/18	08/31/23	155,000.04	01/01/04	5.00	2,500,000	N
						09/01/28	09/01/23	08/31/28	159,999.96	01/01/09	5.00	2,750,000	N
							09/01/28	08/31/18	165,000.00	09/01/13	5.00	3,000,000	N
										09/01/18	5.00	3,250,000	N
										09/01/23	5.00	3,500,000	N
										09/01/28	5.00	3,750,000	N
19	PLATO’S CLOSET	3,300	1.0	11/01/10	10/31/15		11/01/10	10/31/15	66,000.00	10/05/05	4.00	1,485,000		20.00	4.00	0.00	1.82	0.00	0.00	25.82
		5,475								11/01/07	4.00	1,650,000
2	UPS Store	1,675	0.5	07/01/09	06/30/14	07/01/14	07/01/12	06/30/14	26,264.04					15.68	7.09	0.00	1.86	0.00	0.00	24.64
		1,675
20	CVS #3678	10,437	3.0	10/01/09	09/30/14	10/01/14	10/01/09	09/30/14	95,634.84	10/01/98	2.00	3,954,156	N	9.16	0.00	0.00	0.00	0.00	0.00	9.16
		10,437				10/01/19	10/01/14	09/30/19	105,220.68	10/01/09	2.00	4,781,742	N
							10/01/19	09/30/14	115,729.32
21	DICK FERGUSON	3,100	0.9	06/01/06	05/31/16		06/01/13	05/31/16	55,800.00	06/01/06	5.00	950,000	N	18.00	2.01	0.00	1.32	0.00	0.00	21.33
		3,100								06/01/10	5.00	1,050,000	N
										06/01/13	5.00	1,150,000	N
22	RU SANS	3,900	1.1	06/01/05	05/31/15		06/01/12	05/31/15	65,988.00	06/01/05	6.00	975,000	N	16.92	2.50	0.58	1.10	0.00	0.00	21.09
		3,900								06/01/08	6.00	1,037,400	N
										06/01/12	6.00	1,099,800	N
24	BATH & BODY WORKS #1528	2,500	0.7	02/01/13	01/31/16		02/01/13	01/31/16	42,500.04	06/01/00	3.00	1	N	17.00	1.63	0.00	0.67	0.00	0.00	19.30
		2,500								08/01/00	3.00	1,250,000	N
										04/01/04	3.00	0	N
										10/01/05	3.00	1,250,000	N
25	JWR JEWELERS	2,000	0.6	01/01/07	12/31/16		01/01/12	12/31/16	45,000.00	01/01/99		5,000,000	N	22.50	1.58	0.00	0.91	0.00	0.00	24.98
		2,000								11/01/01	7.00	850,000	N
										11/01/04	7.00	852,970	N
										11/01/05	7.00	892,500	N
										01/01/07	7.00	1,200,000	N
										01/01/12	7.00	1,300,000	N
										11/01/05	5.00	999,999,999	N
26	Rack Room Shoes	6,716	2.0	09/05/12	01/31/23	02/01/23	10/01/12	09/30/17	120,600.00	09/05/12	4.00	3,015,000		17.96	2.08	0.50	1.00	0.00	0.00	21.53
		6,716				02/01/28	10/01/17	01/31/23	131,990.04	10/01/17	4.00	3,299,751
						02/01/33
29A	BODYPLEX FITNESS ADVENTURE	28,021	8.2	05/13/05	05/31/15	05/01/15	06/01/10	05/31/15	210,157.56					7.50	1.53	0.00	1.28	0.00	0.00	10.31
		28,021				05/01/20	06/01/15	05/31/20	224,168.04
							06/01/20	05/31/15	238,178.52
32	HEADLINE HAIR AND NAIL SALON	1,600	0.5	01/01/10	12/31/14		01/01/13	12/31/14	39,999.96	01/01/10	6.00	613,334		25.00	3.23	0.00	1.88	0.00	0.00	30.10
		1,600								01/01/13	6.00	666,666
33	STEINMART. INC #137	38,422	11.2	06/01/12	05/31/17	06/01/17	06/01/12	05/31/17	240,000.00	06/01/97	2.50	7,920,000	N	6.25	0.56	0.00	0.00	0.00	0.00	6.81
		38,422				06/01/22				06/01/02	2.50	8,280,000	N
										06/01/07	2.50	8,913,902	N

Report ID: CPT_CMROLL	Rent Roll	Page: 2
Database: OZDBASE	OZ/CLP Beechwood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
36	WILLY’S MEXICANA GRILL	3,045	0.9	07/09/07	05/31/17	06/01/17	06/01/12	05/31/17	77,038.56	10/01/07		999,999,999	N	25.30	2.99	0.43	1.42	0.00	0.00	30.14
		3,045				06/01/22	06/01/17	05/31/22	84,742.32
							06/01/22	05/31/17	93,207.48

38	CHICO’S #452	2,591	0.8	02/01/11	01/31/14	02/01/14	10/01/12	01/31/14	46,638.00	02/01/11	5.00	1,489,825	N	18.00	1.29	0.58	1.36	0.00	0.00	21.23
		2,591					02/01/14	01/31/14	54,411.00	09/16/11	5.00	0	N
										10/01/12	5,00	1,489,825	N
										02/01/14	5.00	1,638,808	N

39	JOS. A. BANK CLOTHIERS. INC #537	4,220	1.2	02/01/10	01/31/15	08/01/15	02/01/12	01/31/14	75,960.00	07/13/05	3.00	2,110,000		18.00	1.76	0.00	1.13	0.00	0.00	20.89
		4,220				08/01/20	02/01/14	01/31/15	92,840.04	02/01/12	3.00	2,532,000
										02/01/14	3.00	3,094,668

3B	YOUR PIE	1,631	0.5	05/01/13	04/30/18		05/01/13	04/30/18	52,191.96	04/13/08	6.00	900,000		32.00	2.98	0.00	1.10	0.00	0.00	36.08
		1,631								05/01/08	6.00	869,866

4	Tin Drum Asia Cafe	1,760	0.5	01/04/13	01/31/23	02/01/23	01/04/13	01/31/16	52,800.00	01/04/12			N	30.00	2.85	0.00	1.42	0.00	0.00	34.27
		1,760				02/01/28	02/01/16	01/31/18	54,560.04
							02/01/18	01/31/21	56,319.96
							02/01/21	01/31/23	58,080.00
							02/01/23	01/31/26	61,599.96
							02/01/26	01/31/28	63,360.00
							02/01/28	01/31/31	65,120.04
							02/01/31	01/31/23	66,879.96

41	ANN TAYLOR LOFT #1378	5,341	1.6	10/30/03	01/31/14	02/01/14	10/30/03	01/31/14	128,184.00	11/01/12		999,999,999	N	24.00	1.81	0.28	1.31	0.00	0.00	27.40
		5,341				02/01/19	02/01/14	01/31/19	138,866.04
							02/01/19	01/31/14	149,547.96

42A	RADIO SHACK 01-8768	2,491	0.7	02/01/11	01/31/16		02/01/11	01/31/16	54,801.96					22.00	0.92	0.23	1.13	0.00	0.00	24.28
		2,491

42BT	Pomegranate, Inc	0	0.0	09/26/13	09/29/13									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0

44	US POSTAL SERVICE (44)	32,348	9.5	05/28/06	05/27/16		05/28/11	05/27/16	339,654,00					10.50	0.00	0.00	0.00	0.00	0.00	10.50
		32,346

45A	REGIS SALON #10050	1,170	0.3	10/01/12	09/30/14		10/01/12	09/30/14	35,100.00	10/01/05		999,999,999	N	30.00	2.26	0.00	1.11	0.00	0.00	33.36
		1,170

45B	PLANET SMOOTHIE	630	0.2	07/01/09	06/30/14	07/01/14	07/01/12	06/30/14	17,955.00	07/01/99	4.00	324,750	N	28.50	6.10	0.51	1.71	0.00	0.00	36.82
		630								07/01/00	4.00	331,245	N
										07/01/01	4.00	337,869	N
										07/01/02	4.00	344,628	N
										07/01/03	4.00	351,519	N
										07/01/04	4.00	388,868	N
										07/01/05	4.00	396,645	N
										07/01/06	4.00	404,578	N
										07/01/07	4.00	412,669	N
										07/01/08	4.00	420,923	N
										07/01/09	4.00	433,125	N
										07/01/12	4.00	448,875	N

Report ID: CPT_CMROLL	Rent Roll	Page: 3
Database: OZDBASE	OZ/CLP Beechwood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
46	COLDWATER CREEK	4,619	1.3	10/18/05	10/31/15	11/01/15	11/01/10	04/01/12	99,999.96	10/18/05	4.00	2,300,001	N	21.65	1.15	0.23	1.31	0.00	0.00	24.33
		4,619					11/01/12	10/31/15	99,999.96	11/01/10	4.00	2,499,999	N
							11/01/15	10/31/15	108,000.00	03/01/12	4.00	1	N
										09/15/12	4.00	2,499,999	N
										11/01/15	4.00	2,700,000	N

48	US POSTAL SERVICE (48)	6,250	1.8	05/28/06	05/27/16		05/28/11	05/27/16	55,625.00					10.50	0.00	0.00	0.00	0.00	0.00	10.50
		6,250

49	ATHENS CAFE, INC	11,800	3.4	03/31/06	07/31/17		08/01/13	07/31/14	92,741.88	08/01/99		999,999,999	N	7.86	2.48	0.00	1.00	0.00	0.00	11.34
		11,800					08/01/14	07/31/15	95,524.20
							08/01/15	07/31/16	98,389.92
							08/01/16	07/31/17	101,341.56

49B	TUESDAY MORNING, INC.	12,315	3.6	02/01/12	01/31/17		02/01/12	01/31/17	86,205.00	12/01/01			N	7.00	0.00	0.00	0.00	0.00	0.00	7.00
		12,315

5	MENCHIE’S FROZEN YOGURT	1,667	0.5	07/06/11	07/31/16	07/31/16	07/06/11	07/31/16	56,675.28					34.00	2.00	0.00	1.13	0.00	0.00	37.13
		1,667

50	FRESH MARKET	21,320	6.2	10/10/12	10/31/22	11/01/22	10/10/12	05/31/14	310,635.00					14.57	0.97	0.20	1.30	0.00	0.00	17.04
		24,839				11/01/27	06/01/14	10/31/22	320,989.56
						11/01/32
						11/01/37
						11/01/42
						11/01/47

51T	Halloween City ‘12 & ‘13	0	0.0	08/01/12	11/15/13									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0

52	TALBOTS #CC00622	6,167	1.8	02/01/12	01/31/17	02/01/17	02/01/12	01/31/17	107,922.48	09/01/01		999,999,999	N	17.50	0.79	0.00	0.91	0.00	0.00	19.20
		6,167

56	JASON’S DELI	5,700	1.7	06/14/04	06/30/14	07/01/14	07/01/09	06/30/15	119,700,00	06/14/04	3.50	3,094,286		21.00	1.78	0.58	0.00	0.00	0.00	23.36
		5,700				07/01/19	07/01/15	06/30/19	131,670.00	07/01/09	3.50	3,420,000
							07/01/19	06/30/14	144,837.00	07/01/15	3.50	3,762,000
										07/01/19	3.50	4,138,200

7	BANK OF AMERICA #GA8-042	4,250	1.2	09/01/13	08/31/18	09/01/18	09/01/13	08/31/18	115,770.00					27.24	0.00	0.00	0.00	0.00	0.00	27.24
		4,250					09/01/18	08/31/18	121,550.04

8	TJ MAX AND MORE #0679	54,775	16.0	08/29/05	10/31/15	11/01/15	11/01/12	10/05/15	520,362.48	10/06/05	2,00	24,648,750	N	9.50	0.00	0.00	0.00	0.00	0.00	9.50
		54,775				11/01/20	10/06/15	10/05/20	547,749.96	02/01/10	2.00	26,018,125	N
						11/01/25	10/06/20	10/05/25	575,137.56	09/16/11	2.00	0	N
						11/05/30	10/06/25	10/05/30	602,525.04	02/01/15	2.00	27,387,500	N
							10/06/30	10/31/15	629,912.52	02/01/20	2.00	28,756,875	N
										02/01/25	2.00	30,126,250	N
										02/01/30	2.00	31,495,625	N

Vacants

31	Vacant	1,600	0.5						27,200.00
		1,600

42	Vacant	4,000	1.2						60,000.00
		4,000

42B	Vacant	2,404	0.7						48,080.00
		2,491

Report ID: CPT_CMROLL	Rent Roll	Page: 4
Database: OZDBASE	OZ/CLP Beechwood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite			Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%		Base	— Recoveries —
ID	Tenant Name		Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint	Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
51	Vacant		9,229	2.7						118,961.81
			9,229

	Totals:	Occupied Sqft: 94.96%	324,984							3,654,825.00				11.25	0.97	0.06	0.62	0.00	0.00	12.90
	Vacant Sqft: 5.04%		17,233							254,241.81
	Total Sqft:		342,217							3,909,066.81

Report ID: CPT_CMROLL	Rent Roll	Page: 5
Database: OZDBASE	OZ/CLP Burnt Store LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
3115	Burnt Store Title & Escrow	1,025	1.1	10/22/12	01/31/18	12/01/17	01/28/13	01/31/14	13,837.56					13.50	2.49	0.00	1.31	0.00	0.00	17.30
		1,025					02/01/14	01/31/15	14,391.00
							02/01/15	01/31/16	14,966.64
							02/01/16	01/31/17	15,565.32
							02/01/17	01/31/18	16,184.76

3117	TRAVEL EASE	1,025	1.1	06/01/12	05/31/15		06/01/12	05/31/15	18,450.00					18.00	4.52	0.00	1.23	0.00	0.00	23.75
		1,025

3119	RE/MAX ANCHOR	2,750	2.9	01/01/11	12/31/15	01/01/16	01/01/13	12/31/13	53,487.48					19.45	2.49	0.00	1.07	0.00	0.00	23.01
	REALTY	2,750					01/01/14	12/31/14	56,237.52
							01/01/15	12/31/15	58,987.56

3125	DOLLAR GENERAL	7,284	7.7	03/01/13	02/29/16	03/01/16	03/01/10	02/28/14	45,670.68	03/01/10		999,999,999	N	6.27	0.00	0.00	0.00	0.00	0.00	6.27
	#3088	7,284					03/01/14	02/29/16	49,458.36
							03/01/16	02/29/16	59,400.00

3131	BURNT STORE GRILLE	3,850	4.1	08/01/12	07/31/15		08/01/13	07/31/14	53,130.00					13.80	2.33	0,00	1.07	0.00	0.00	17.20
		3,850					08/01/14	07/31/15	54,708.48

3139	GNC #5576	1,625	1.7	01/01/12	12/31/13		01/01/12	12/31/13	21,498.72	01/01/04	5.00	9,999,999	N	13.23	3.74	0.00	1.07	0.00	0.00	18.04
		1,625

3145	PUBLIX #391	42,112	44.3	04/26/10	04/25/15	04/26/15	06/01/10	04/25/15	252,672.00	01/01/91	1.00	26,951,680		6.00	0.70	0.00	0.00	0.00	0.00	6.70
		42,112				04/26/20
						04/26/25

3157	SHIPPING POST	3,275	3.4	12/01/12	10/31/17		06/01/13	11/30/14	39,300.00	11/01/94	5.00	357,500	N	12.00	3.74	0.00	1.26	0.00	0.00	17.00
		3,275					12/01/14	11/30/15	40,479.00	11/01/99	5.00	390,000	N
							12/01/15	11/30/16	41,693.40	11/01/04	5.00	450,450	N
							12/01/16	10/31/17	42,935.28	11/01/06	5.00	458,575	N
										11/01/09	5.00	435,500	N
										11/01/10	5.00	448,500	N
										11/01/11	5.00	461,825	N

3167	FIRST CHOICE	1,250	1.3	05/01/10	04/30/15		05/01/13	04/30/15	23,748.84	04/09/90	5.00	375,000		19.00	4.74	0.00	1.07	0.00	0.00	24.81
	HAIRCUTTERS	1,250								06/01/95	5.00	400,001
										05/01/97	5.00	425,002
										05/01/99	5.00	450,000
										10/01/00	5.00	400,001
										05/01/01	5.00	406,250
										05/01/02	5.00	412,500
										05/01/03	5.00	418,750
										05/01/04	5.00	424,999
										05/01/05	5.00	431,251
										05/01/06	5.00	437,501
										05/01/07	5.00	443,750
										05/01/08	5.00	450,000
										05/01/09	5.00	456,250
										05/01/13	5.00	474,977

Report ID: CPT_CMROLL	Rent Roll	Page: 6
Database: OZDBASE	OZ/CLP Burnt Store LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

															— Current Annual Per SF Rates —
Suite			Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name		Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
3169	SUBWAY #7638		1,250	1.3	09/01/13	08/31/18		10/01/13	08/31/14	20,000.04					16.00	5.36	0.00	1.07	0.00	0.00	22.42
			1,250					09/01/14	08/31/15	21,249.96
								09/01/15	08/31/16	21,875.04
								09/01/16	08/31/17	22,500.00
								09/01/17	08/31/18	23,124.96

3171	COAST DENTAL		1,500	1.6	10/01/10	09/30/15		10/01/13	09/30/14	30,333.12					20.22	3.87	0.00	1.06	0.00	0.00	25.16
			1,500					10/01/14	09/30/15	31,015.56

3173	Edward 0 Jones & Co		980	1.0	11/01/12	10/31/15	11/01/15	11/01/12	10/31/15	12,744.00					13.00	2.14	0.00	1.19	0.00	0.00	16.33
	#BR12892		980

3175	Lets Vape		1,025	1.1	08/29/13	08/31/16	09/01/16	08/29/13	08/31/14	13,325.04	08/29/13			N	13.00	2.61	0.00	1.03	0.00	0.00	16.64
			1,025					09/01/14	08/31/15	13,724.76
								09/01/15	08/31/16	14,134.80

3177	LOVELY NAILS		1,125	1.2	05/01/11	04/30/16		05/01/13	04/30/14	16,875.00	05/01/98	5.00	9,999,999	N	15.00	2.49	0.00	1.30	0.00	0.00	18.79
			1,125					05/01/14	04/30/15	18,000.00
								05/01/15	04/30/16	19,125.00

Vacants

3111	Vacant		1,628	1.7						25,266.56
			1,628

3113	Vacant		1,400	1.5						16,100.00
			1,400

3123	Vacant		1,250	1.3						18,750.00
			1,250

3135	Vacant		1,650	1.7						34,930.50
			1,650

3137	Vacant		1,650	1.7						29,700.00
			1,650

3151	Vacant		1,638	1.7						22,932.00
			1,638

3153	Vacant		1,637	1.7						24,555.00
			1,637

3159	Vacant		2,350	2.5						35,250.00
			2,350

3165	Vacant		9,504	10.0						66,528.00
			9,504

3179	Vacant		1,440	1.5						16,560.00
			1,440

OUT1	Vacant		800	0.8						40,000.00
			800

Totals:	Occupied Sqft:	73.75%	70,076							615,072.48					8.78	1.38	0.00	0.33	0.00	0.00	10.49
	Vacant Sqft:	26.25%	24,947							330,572.06
	Total Sqft:		95,023							945,644.54

Report ID: CPT_CMROLL	Rent Roll	Page: 7
Database: OZDBASE	OZ/CLP Clay LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

															— Current Annual Per SF Rates —
Suite			Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name		Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
1	Dang’s Alterations		900	1.4	11/01/12	10/31/15		11/01/12	10/31/15	13,200.00					14.67	0.00	0.00	0.00	0.00	0.00	14.67
			900

12-15	Subway #25644		1,508	2.3	04/01/11	03/31/18		04/01/11	03/31/18	27,897.96	04/19/04	3.00	854,532		18.50	5.97	0.00	1.26	0.00	0.00	25.73
			1,508								05/01/07	3.00	879,668
											04/01/11	3.00	929,932

13	PASQUALE’S		1,508	2.3	11/01/10	10/31/15		11/01/13	10/31/14	19,604.04					13.00	3.02	0.00	1.08	0.00	0.00	17.10
			1,508					11/01/14	10/31/15	21,111.96

3	CHINA KITCHEN		1,040	1.6	09/25/12	09/30/17	10/01/17	09/25/12	09/30/15	15,600.00	09/25/12			N	15.00	2.68	0.00	1.30	0.00	0.00	18.98
			1,040					10/01/15	09/30/17	16,119,96

4	Spirit Locker		1,000	1.5	10/01/09	09/30/14	10/01/14	10/01/12	09/30/14	16,500.00					16.50	5.28	0.20	1.26	0.00	0.00	23.24
			1,000

5	Super Nail / CHA NAIL		1,040	1.6	01/01/10	12/31/14		01/01/13	12/31/14	20,799.96					20.00	8.65	0.00	1.82	0.00	0.00	30.47
			1,040

6A	J & H Diamonds		1,080	1.6	04/01/13	03/31/16		04/01/13	03/31/15	15,360.00					14.22	0.00	0.00	0.00	0.00	0.00	14.22
			1,080					04/01/15	03/31/16	16,560.00

6B-1	Phil Rose Shoes		2,754	4.2	09/01/12	08/31/15		09/01/13	08/31/14	28,800.00	06/01/09		999,999,999	N	10.46	0.00	0.00	0.00	0.00	0.00	10.46
			2,754					09/01/14	08/31/15	31,200.00

6B-2	HEADSTART / Regis		1,487	2.2	10/01/13	09/30/16		10/01/11	09/30/16	26,022,48	09/25/04	4.00	594,801		17.50	5.33	0.22	1.26	0.00	0.00	24.31
	Corp.		1,487								10/01/07	4.00	613,374
											10/01/09	4.00	557,625
											10/01/10	4.00	650,562

A	Trussville Health &		2,442	3.7	10/01/11	09/30/16		10/01/11	09/30/16	37,704.48					15.44	4.08	0.00	1.28	0.00	0.00	20.80
	Wellness		2,442

C	Publix #1069		44,840	67.8	02/25/04	01/31/24	02/01/24	02/25/04	01/31/24	526,869.96	02/25/04	1.00	52,686,996		11.75	1.10	0.00	0.00	0.00	0.00	12.85
			44,840				02/01/29
							02/01/34
							02/01/39
							02/01/44
							02/01/49

Vacants

2	Vacant		1,963	3.0						32,095.05
			2,100

9-10	Vacant		1,545	2.3						8,404.80
			1,549

E	Vacant		3,058	4.6						44,341.00
			3,058

Totals:	Occupied Sqft:	90.08%	59,599							748,358.88					12.56	1.64	0.01	0.22	0.00	0.00	14.43
	Vacant Sqft:	9.92%	6,566							84,840.85
	Total Sqft		66,165							833,199.73

Report ID: CPT_CMROLL	Rent Roll	Page: 8
Database: OZDBASE	OZ/CLP Hunter’s Creek LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
101	Hunter’s Creek Cleaners	1,400	0.6	09/01/12	10/31/17		11/01/13	10/31/14	31,724.04					22.66	2.32	0.00	1.15	0.00	0.00	26.13
		1,400					11/01/14	10/31/15	32,676.00
							11/01/15	10/31/16	33,656.04
							11/01/16	10/31/17	34,664.04

102	UPS Store	1,400	0.6	11/01/09	10/31/14	11/01/14	11/01/12	10/31/14	36,399.96	09/01/04	5.00	9,999,999	N	26.00	6.69	0.00	2.66	0.00	0.00	35.34
		1,400

102A	EYEDEAL VISION	1,400	0.6	04/01/13	03/31/18		04/01/08	03/31/18	32,858.04					23.47	6.69	0.00	2.66	0.00	0.00	32.81
		1,400

102B	GREAT CLIPS #18	1,400	0.6	10/18/13	10/31/18	11/01/18	10/19/13	10/31/14	27,999.96					20.00	2.27	0.00	0.94	0.00	0.00	23.21
		1,400					11/01/14	10/31/15	28,700.04
							11/01/15	10/31/16	29,400.00
							11/01/16	10/31/17	30,099.96
							11/01/17	10/31/18	30,800.04
							11/01/18	10/31/19	31,500.00
							11/01/19	10/31/20	32,199.96
							11/01/20	10/31/21	32,900.04
							11/01/21	10/31/22	33,600.00
							11/01/22	10/31/18	34,299.96

103A	DR K - Hunter’s Creek	2,966	1.3	02/22/13	06/30/23	07/01/23	06/15/13	06/30/16	47,456.04					16.00	2.32	0.00	1.15	0.00	0.00	19.47
	Dental Center	2,966				07/01/28	07/01/16	06/30/18	56,354.04
							07/01/18	06/30/19	57,837.00
							07/01/19	06/30/20	59,319.96
							07/01/20	06/30/21	60,803.04
							07/01/21	06/30/22	62,286.00
							07/01/22	06/30/23	63,768.96

103B	Waters Books LLC Dog	1,899	0.8	07/08/11	10/31/14		11/01/13	10/31/14	33,232.56	10/14/11	7.00	447,622		17.50	2.32	0.00	1.15	0.00	0.00	20.97
	Eared Books	1,899								11/01/12	7.00	461,186
										11/01/13	7.00	474,751

103C	Music N’ More	1,293	0.6	04/21/12	07/31/22	08/01/22	07/07/12	07/31/14	20,688.00	07/07/12	6.00	344,800		16.00	2.66	0.00	1.12	0.00	0.00	19.78
		1,293				08/01/27	08/01/14	07/31/16	23,274.00	08/01/14	6.00	387,900
							08/01/16	07/31/17	23,920.56	08/01/16	6.00	398,676
							08/01/17	07/31/18	24,638.16	08/01/17	6.00	410,636
							08/01/18	07/31/19	25,377.24	08/01/18	6.00	422,954
							08/01/19	07/31/20	26,138.52	08/01/19	6.00	435,642
							08/01/20	07/31/21	26,922.72	08/01/20	6.00	448,712
							08/01/21	07/31/22	27,730.44	08/01/21	6.00	462,174

105	Purple Pooch Bakery	1,625	0.7	10/04/11	01/31/15	02/01/15	02/01/13	01/31/14	30,062.52	01/02/12	5.00	552,500	N	18.50	2.66	0.00	1.12	0.00	0.00	22.28
	Boutique	1,625					02/01/14	01/31/15	32,499.96	02/01/13	5.00	602,250	N
										02/01/14	5.00	650,000	N

106	PIZZA HUT #26573	1,300	0.6	12/01/12	11/30/17	12/01/17	12/01/12	11/30/13	28,599.96					22.00	6.74	0.00	2.68	0.00	0.00	31.42
		1,300					12/01/13	11/30/14	29,250.00
							12/01/14	11/30/15	29,900.04
							12/01/15	11/30/16	30,549.96
							12/01/16	11/30/17	31,200.00

Report ID: CPT_CMROLL	Rent Roll	Page: 9
Database: OZDBASE	OZ/CLP Hunter’s Creek LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
							12/01/17	11/30/18	31,850.04
							12/01/18	11/30/19	32,499.96
							12/01/19	11/30/20	33,150.00
							12/01/20	11/30/21	33,800.04
							12/01/21	11/30/17	34,449.96

107	BLOCKBUSTER VIDEO	3,147	1.4	02/01/10	01/31/13		01/01/11	01/31/13	37,764.00					12.00	1.84	0.00	0.00	0.00	0.00	13.84
	#12441	3,147

202A	Cold As Ice Frozen	1,750	0.8	10/09/12	10/31/17	11/01/17	11/01/13	10/31/14	36,750.00	10/09/12	1.00	999,999,999	N	21.00	2.32	0.00	1.15	0.00	0.00	24.47
	Yogurt	1,750					11/01/14	10/31/15	38,499.96
							11/01/15	10/31/16	39,654.96
							11/01/16	10/31/17	40,845.00
							11/01/17	10/31/18	42,070.32
							11/01/18	10/31/19	43,332.48
							11/01/19	10/31/20	44,632,44
							11/01/20	10/31/21	45,971.40
							11/01/21	10/31/17	47,350.56

202B	HIG INSURANCE	1,100	0.5	07/01/13	06/30/18		07/01/13	06/30/14	32,955.96					29.96	6.65	0.00	0.98	0.00	0.00	37.60
		1,100					07/01/14	06/30/15	33,945.96
							07/01/15	06/30/16	34,968.96
							07/01/16	06/30/17	36,014.04
							07/01/17	06/30/18	37,092.00

203	Bustamante Real Estate	1,350	0.6	09/01/10	08/31/15	09/01/15	09/01/13	08/31/14	27,810.00					20.60	2.32	0.00	1.15	0.00	0.00	24.07
	Group	1,350					09/01/14	08/31/15	28,647.00

301	MONTESSORI WAY	3,000	1.3	04/05/11	07/31/16	08/01/16	08/01/13	07/31/14	39,000.00					13.00	2.28	0.00	0.92	0.00	0.00	16.20
	SCHOOL	3,000					08/01/14	07/31/15	46,500.00
							08/01/15	07/31/16	48,000.00

302	AISHA’S BEAUTY SALON	4,000	1.8	09/01/10	11/30/13	12/01/13	12/01/12	11/30/13	48,000.00	12/01/10	7.00	300,000	N	12.00	2.28	0.00	0.93	0.00	0.00	15.21
		4,000				12/01/16				12/01/11	7.00	400,000	N
										12/01/12	7.00	480,000	N

303	Anytime Fitness	7,700	3.4	10/13/13	10/31/19	11/01/19	10/13/13	10/31/14	69,300.00					9.00	2.32	0.00	1.15	0.00	0.00	12.47
		7,700					11/01/14	10/31/19	98,175.00
							11/01/19	10/31/20	101,119.92
							11/01/20	10/31/21	104,154.00
							11/01/21	10/31/22	107,277.96
							11/01/22	10/31/23	110,496.96
							11/01/23	10/31/24	113,811.96
							11/01/24	10/31/19	117,225.96

304A	EL INKA GRILL CORP	2,500	1.1	05/15/11	07/31/16	08/01/16	07/01/13	06/30/14	43,749.96					17.50	2.32	0.00	1.15	0.00	0.00	20.97
		2,500					07/01/14	06/30/15	45,000.00
							07/01/15	07/31/16	46,250.04

Report ID: CPT_CMROLL	Rent Roll	Page: 10
Database: OZDBASE	OZ/CLP Hunter’s Creek LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
305	RADIO SHACK #01-9843	2,000	0.9	01/01/12	03/31/16		01/01/12	12/31/13	26,004.00	02/01/11		999,999,999	N	13.00	2.32	0.00	1.15	0.00	0.00	16.47
		2,000					01/01/14	03/31/16	27,996.00

307A	H & R BLOCK #9458	1,600	0.7	05/01/11	04/30/14		05/01/05	04/30/08	33,600.00					22.05	7.13	0.00	0.90	0.00	0.00	30.08
		1,600					05/01/11	04/30/14	35,280.00

308	SUBWAY #16256	1,300	0.6	12/09/10	12/08/15	12/09/15	12/09/12	12/08/13	31,680.96					24.37	2.32	0.00	1.14	0.00	0.00	27.83
		1,300					12/09/13	12/08/14	32,304.96
							12/09/14	12/08/15	32,955.00

309	BLISS NAILS AND SPA	1,300	0.6	08/28/10	09/30/15	10/01/15	10/01/13	09/30/14	24,699.96	10/01/10	0.00	999,999,999	N	19.00	2.32	0.00	1.14	0.00	0.00	22.46
		1,300					10/01/14	09/30/15	26,000.04

310	HALLMARK CARDS, INC.	4,000	1.8	03/01/11	02/29/16		03/01/13	02/28/15	50,000.04	10/01/06	5.00	999,999,999	N	12.50	2.47	0.00	1.15	0.00	0.00	16.12
		4,000					03/01/15	02/29/16	51,999.96	08/01/07	6.00	0	N
										03/01/11	6.00	800,000	N

312	Suki Hanna	4,400	1.9	01/01/13	12/31/17	01/01/18	01/01/13	12/31/14	74,799.96	01/01/11	5.00	9,999,999	N	17.00	2.26	0.00	0.93	0.00	0.00	20.19
		4,400					01/01/15	12/31/16	79,200.00
							01/01/17	12/31/17	83,600.04
							01/01/18	12/31/18	87,999.96
							01/01/19	12/31/19	90,639.96
							01/01/20	12/31/20	93,359.16
							01/01/21	12/31/21	96,159.96
							01/01/22	12/31/17	99,044.76

MAJA	Renaissance Charter School	107,806	47.4	08/01/13	05/31/33		08/01/13	05/31/14	321,600.00					2.98	0.00	0.00	0.00	0.00	0.00	2.98
		107,806					06/01/14	05/31/15	377,321.04
							06/01/15	05/31/16	388,641.00
							06/01/16	05/31/17	400,299.96
							06/01/17	05/31/18	412,308,96
							06/01/18	05/31/19	424,677.96
							06/01/19	05/31/20	437,418.00
							06/01/20	05/31/21	450,540.96
							06/01/21	05/31/22	464,057.04
							06/01/22	05/31/23	477,978.96
							06/01/23	05/31/24	492,318.36
							06/01/24	05/31/25	507,087.96
							06/01/25	05/31/26	522,300.60
							06/01/26	05/31/27	537,969.60
							06/01/27	05/31/28	554,108.64
							06/01/28	05/31/29	570,731.88
							06/01/29	05/31/30	587,853.84
							06/01/30	05/31/31	605,489.52
							06/01/31	05/31/32	623,654.16
							06/01/32	05/31/33	642,363.84

Report ID: CPT_CMROLL	Rent Roll	Page: 11
Database: OZDBASE	OZ/CLP Hunter’s Creek LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
MAJB	PUBLIX #0427	56,000	24.6	11/19/12	11/18/17	11/19/17	11/19/12	11/18/17	442,392.12	11/19/12	1.25	35,391,368	N	7.90	1.45	0.00	0.00	0.00	0.00	9.35
		56,000				11/19/22
						11/19/27

OUT A	SUN BANK NA	0	0.0	01/01/97	12/31/22					01/01/97	5.00	9,999,999	N	0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0

OUT B	KeKe’s Breakfast Cafe	5,400	2.4	04/26/12	08/31/23	09/01/23	12/22/12	12/31/13	93,798.00					17.37	2.08	0.00	3.45	0.00	0.00	22.90
		5,400				09/01/28	01/01/14	12/31/14	100,548.00
						09/01/32	01/01/15	12/31/15	109,998.00
							01/01/16	12/31/16	112,197.96
							01/01/17	12/31/17	114,441.96
							01/01/18	12/31/19	116,730.72
							01/01/20	08/31/23	120,232.68

OUT C	VALVOLINE	0	0.0	06/01/99	05/31/14					06/01/99	5.00	9,999,999	N	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	INSTANT OIL CHANGE	0

	Vacants

304B	Vacant	2,500	1.1						35,000.00
		2,500

307B	Vacant	1,000	0.4						21,470.00
		1,000

307C	Vacant	1,000	0.4						21,470.00
		1,000

Totals:	Occupied Sqft:	98.02%	223,036	1,724,606.04	7.73	1.11	0.00	0.36	0.00	0.00	9.20
	Vacant Sqft:	1.98%	4,500	77,940.00
	Total Sqft:		227,536	1,802,546.04

Report ID: CPT_CMROLL	Rent Roll	Page: 12
Database: OZDBASE	OZ/CLP Kingwood Commons LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
502	Portrait Innovations	3,036	1.8	09/01/12	08/31/17		09/01/12	08/31/14	54,648.00	01/01/00		999,999,999	N	18.00	2.02	0.21	3.40	0.00	0.00	23.62
		3,036					09/01/14	08/31/17	60,720.00

520	Zounds Hearing Aids	1,190	0.7	08/19/13	08/31/18	09/01/18	08/19/13	08/31/16	23,259.96					19.55	3.54	0.20	3.39	0.00	0.00	26.67
		1,190					09/01/16	08/31/18	26,180.04
							09/01/18	08/31/18	28,797.96

522	Kingwood Nails	1,000	0.6	02/01/13	01/31/18		02/01/13	01/31/15	26,499.96	10/08/01	4.00	550,000	N	26.50	2.92	0.24	3.60	0.00	0.00	33.26
		1,000					02/01/15	01/31/16	27,500.04	10/01/06	4.00	637,500	N
							02/01/16	01/31/18	28,500.00	10/01/09	4.00	662,500	N
										02/01/15	4.00	687,500	N
										02/01/16	4.00	712,500	N

524	TGF Salon #60421	1,400	0.9	10/01/12	09/30/17	10/01/17	10/01/12	09/30/14	32,900.04	10/01/12	4.00	822,500	N	23.50	2.92	0.25	3.60	0.00	0.00	30.27
		1,400					10/01/14	09/30/17	35,700.00	10/01/14	4.00	892,500	N
							10/01/17	09/30/19	37,100.04	10/01/17	4.00	927,500	N
							10/01/19	09/30/17	38,499.96	10/01/19	4.00	962,500	N

526	UPS Store	1,500	0.9	10/01/11	09/30/16	10/01/16	10/01/13	09/30/14	34,995.60	10/01/01	4.00	862,500		23.33	2.92	0.24	3.60	0.00	0.00	30.09
		1,500					10/01/14	09/30/15	37,500.00	10/01/05	4.00	937,500
							10/01/15	09/30/16	39,000.00	10/01/06	4.00	780,000
										10/01/09	4.00	825,000
										10/01/12	4.00	850,125
										10/01/13	4.00	874,890
										10/01/14	4.00	937,500
										10/01/15	4.00	975,000

528	GNC #8043	1,340	0.8	11/01/11	10/31/14		11/12/12	10/31/14	28,140.00	11/01/06	4.00	636,500	N	21.00	2.92	0.24	3.58	0.00	0.00	27.74
		1,340								11/01/09	4.00	670,000	N
										11/01/12	4,00	703,500	N

530	Kingwood Spine &	1,200	0.7	10/22/07	10/31/12		11/01/12	10/31/15	31,200.00					26.00	2.85	0.21	3.40	0.00	0.00	32.46
	Wellness	1,200					11/01/15	10/31/12	33,600.00

535	Made Ya Smile Dental	3,398	2.1	03/07/12	07/31/22	08/01/22	07/09/12	07/31/14	67,959.96					20.00	2.66	0.11	1.76	0.00	0.00	24.53
		3,398				08/01/27	08/01/14	07/31/16	74,756.04
							08/01/16	07/31/18	81,552.00
							08/01/18	07/31/20	88,347.96
							08/01/20	07/31/22	95,144.04

600	Randall’s #1776	63,990	38.9	11/16/00	11/15/20	11/16/20	11/16/10	11/15/15	792,196.20	11/16/00	1.00	47,565,904	N	12.38	1.08	0.00	0.00	0.00	0.00	13.46
		63,990				11/16/25	11/16/15	11/15/20	834,429.60	11/16/05	1.00	50,125,504	N
						11/16/30				11/16/10	1.00	52,813,080	N
						11/16/35				11/16/15	1.00	55,628,640	N

702	Pei Wei Asian Diner #50	3,365	2.0	05/17/04	04/30/14	06/01/14	06/01/09	04/30/14	103,641.96					30.80	1.53	0.21	3.39	0.00	0.00	35.93
		3,365				06/01/19

706	Cold Stone Creamery #859	1,500	0.9	06/01/09	05/31/14	06/01/14	06/01/11	05/31/14	38,250.00	05/20/04	6.00	612,500		25.50	2.92	0.24	3.60	0.00	0.00	32.26
		1,500								06/01/11	6.00	637,500

708	GameStop, Inc. - EB #5569	1,200	0.7	05/01/13	04/30/16		05/01/13	04/30/16	36,600.00	01/01/00		999,999,999	N	30.50	1.72	0.21	3.40	0.00	0.00	35.83
		1,200

Report ID: CPT_CMROLL	Rent Roll	Page: 13
Database: OZDBASE	OZ/CLP Kingwood Commons LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
712	Verizon - Zoom Wireless	1,735	1.1	11/28/08	11/30/13	12/01/13	12/01/11	11/30/13	41,640.00	11/28/08		999,999,999	N	24.00	2.86	0.21	3.39	0.00	0.00	30.45
		1,735					12/01/13	11/30/16	45,774.96
							12/01/16	11/30/13	45,110.04

716	Zachary’s Cajun Cafe	4,000	2.4	12/01/11	11/30/18		12/01/12	11/30/13	98,000.04	12/01/11	6.00	1,566,666		24.50	2.91	0.21	3.39	0.00	0.00	31.01
		4,000					12/01/13	11/30/14	105,999.96	12/01/12	6.00	1,633,334
							12/01/14	11/30/15	110,000.04	12/01/13	6.00	1,766,666
							12/01/15	11/30/16	114,000.00	12/01/14	6.00	1,833,334
							12/01/16	11/30/17	120,000.00	12/01/15	6.00	1,900,000
							12/01/17	11/30/18	123,000.04	12/01/16	6.00	2,000,000
										12/01/17	6.00	2,133,334

720	Pizza Hut	1,500	0.9	07/02/08	07/31/15	08/01/15	08/01/13	07/31/15	33,000.00					22.00	2.08	0.21	3.36	0.00	0.00	27.65
		1,500				08/01/20

722	LeGLORYS SALON AND	1,500	0.9	09/23/11	12/31/16		12/22/11	12/31/14	30,000.00	12/22/11		999,999,999	N	20.00	2.88	0.20	3.36	0.00	0.00	26.44
	SPA	1,500					01/01/15	12/31/16	33,000.00

724A	Rachael’s Hallmark	3,750	2.3	03/01/12	02/29/16	03/01/14	03/01/12	02/29/16	56,250.00	01/01/00		999,999,999	N	15.00	1.79	0.21	3.39	0.00	0.00	20.40
		3,750				03/01/16
						03/01/18

724B	Massage Envy Spa	3,872	2.4	11/01/11	10/31/16		11/01/13	10/31/15	77,439.96	10/24/06		999,999,999	N	20.00	2.91	0.21	3.38	0.00	0.00	26.50
		3,872					11/01/15	10/31/16	85,184.04

730	Sprint #123180 (Embarq)	3,122	1.9	07/01/12	06/30/17	07/01/17	07/01/12	06/30/14	62,439.96					20.00	2.54	0.21	3.38	0.00	0.00	26.13
		3,122					07/01/14	06/30/17	68,684.04
							07/01/17	06/30/17	74,928.00

732	Claire’s #6102	1,460	0.9	04/01/12	03/31/14		04/01/12	03/31/14	32,120.04	04/01/12	6.00	535,334		22.00	2.92	0.24	3.62	0.00	0,00	28.77
		1,460

740	James Avery	2,800	1.7	11/01/13	10/31/18		11/01/13	10/31/18	69,999.96	01/01/00		999,999,999	N	25.00	2.40	0.21	3.39	0.00	0.00	31.00
	Craftsman, Inc. (11/1/13)	2,800

750	Carrabba’s #94l5	6,363	3.9	11/10/03	11/30/13	12/01/13	12/01/08	11/30/13	83,600.04	11/10/03	2.00	3,799,998		13.14	1.38	0.00	0.00	0.00	0.00	14.52
		6,363				12/01/18				12/01/08	2.00	4,180,002
						12/01/23
						12/01/28

756	Children’s Place #1737	4,000	2.4	05/24/04	01/31/14	02/01/14	06/01/09	01/31/14	99,000.00	05/24/04	5.00	1,800,000		24.75	2.37	0.21	3.39	0.00	0.00	30.72
		4,000				02/01/19				06/01/09	5.00	1,980,000

760	Weight Watchers	1,827	1.1	10/15/12	10/31/17	08/08/17	12/30/12	10/31/14	38,367.00					21.00	1.97	0.20	2.07	0.00	0.00	25.24
		1,827					11/01/14	10/31/17	42,021.00
							11/01/17	10/31/17	47,502.00

770	JoS. A. Bank Clothiers #446	4,000	2.4	10/01/13	09/30/18	10/01/18	10/01/13	09/30/14	105,999.96	04/08/04	10.00	1	N	26.50	2.40	0.21	2.08	0.00	0.00	31.19
		4,000					10/01/14	09/30/16	111,399.96	10/01/06	6.00	1,666,667	N
							10/01/16	09/30/18	117,000,00	01/01/09	6.00	1,333,333	N
							10/01/18	09/30/18	128,720.04	01/01/11	6.00	1,766,667	N
										10/01/13	6.00	1,766,667	N
										10/01/14	6.00	1,856,667	N
										10/01/16	6.00	1,950,000	N
										10/01/18	6.00	2,145,333	N

Report ID: CPT_CMROLL	Rent Roll	Page: 14
Database: OZDBASE	OZ/CLP Kingwood Commons LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

															— Current Annual Per SF Rates —
Suite			Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name		Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
776	White House/Black		3,000	1.8	08/08/13	08/31/23		08/08/13	08/31/23	78,260.04					26.09	2.23	0.11	1.77	0.00	0.00	30.19
	Market, Inc #3607		3,000

810	Petco #2427		10,846	6.6	09/03/13	01/31/24		11/13/13	01/31/24	178,959.00					0.00	0.00	0.00	0.00	0.00	0.00	0.00
			10,846

830A	Soma Intimates #5385		2,468	1.5	04/13/13	04/30/18	05/01/18	05/01/14	04/30/18	64,167.96	04/13/13	6.00	0	N	0.00	0.00	0.00	0.00	0.00	0.00	0.00
			2,468				05/01/23	05/01/18	04/30/23	69,104.04
							05/01/28	05/01/23	04/30/28	81,444.00
								05/01/28	04/30/18	88,848.00

870	Ann Taylor Loft #1344		5,223	3.2	10/01/03	01/31/14	02/01/14	10/01/10	01/31/14	130,575.00	10/01/03	4.00	3,003,225		25.00	2.50	0.21	3.38	0.00	0.00	31.09
			5,223				02/01/19				10/01/06	4.00	3,133,800
											10/01/10	4.00	3,264,375

876	Chico’s #445 (11/1/13)		3,000	1.8	11/01/13	10/31/18	11/01/18	11/01/13	10/31/18	81,000.00	10/01/04	4.00	1,725,000		27.00	2.36	0.21	3.40	0.00	0.00	32.97
			3,000								10/01/08	4.00	2,025,000

880	Talbots #663		6,092	3.7	10/17/03	01/31/14	02/01/14	11/01/08	05/31/13	149,253.96	01/01/00	0.00	999,999,999	N	24.50	1.64	0.14	3.39	0.00	0.00	29.67
			6,092				02/01/19	09/01/13	01/31/14	149,253.96

Vacants

532	Vacant		1,750	1.1						49,000.00
			1,750

534	Vacant		2,000	1.2						48,000.00
			2,000

780	Vacant		4,729	2.9						94,580.00
			4,729

830B	Vacant		1,200	0.7						30,000.00
			1,200

Totals:	Occupied Sqft:	94.11%	154,677							2,537,237.64					16.40	1.60	0.09	1.45	0.00	0.00	19.55
	Vacant Sqft:	5.89%	9,679							221,580.00
	Total Sqft:		164,356							2,758,817.64

Report ID: CPT_CMROLL	Rent Roll	Page: 15
Database: OZDBASE	OZ/CLP Lakewood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
101	Community First Credit Union	4,803	2.5	10/31/11	04/30/17	05/01/17	05/01/13	04/30/14	55,234.44					11.50	2.52	0.00	1.64	0.00	0,00	15.66
		4,803					05/01/14	04/30/15	67,242.00
							05/01/15	04/30/16	74,446.44
							05/01/16	04/30/17	76,848.00
130	BOOK NOOK	7,271	3.7	03/01/13	06/30/14		07/01/13	06/30/14	42,000.00	07/01/06	5.00	9,999,999	N	5.78	1.52	0.00	0.68	0.00	0.00	7.97
		7,271
140	Dick’s Wings & Grill	3,125	1.6	01/01/12	02/28/17	03/01/17	01/01/13	12/31/13	37,500.00	01/01/12	7.00	780,000	N	12.00	3.15	0.00	1.64	0.00	0.00	16.79
		3,125					01/01/14	12/31/14	40,625.04
							01/01/15	12/31/15	43,749.96
							01/01/16	02/28/17	46,875.00
145	SWEET REPEATS	2,472	1.3	08/01/12	07/31/15		08/01/12	07/31/14	39,898.08	08/01/07	5.00	9,999,999	N	16.14	2.93	0.00	1.58	0.00	0.00	20.65
		2,472					08/01/14	07/31/15	42,024.00
150	Fusion Sushi	4,554	2.3	11/07/12	11/30/22		12/01/13	11/30/22	50,094.00	11/07/12			N	0.00	2.52	0.00	1.64	0.00	0.00	4.16
		4,554
151	Nailco & Spa	1,430	0.7	07/21/10	07/31/15		08/01/13	07/31/14	24,596.04	02/01/05	5.00	9,999,999	N	17.20	2.93	0.00	1.58	0.00	0.00	21.71
		1,430					08/01/14	07/31/15	25,210.92
165	Your Stylist	1,480	0.8	01/30/13	01/31/18		02/01/13	01/31/15	25,100.76	02/01/13			N	16.96	2.93	0.00	1.58	0.00	0.00	21.47
		1,480					02/01/15	01/31/16	25,899.96
							02/01/16	01/31/17	26,640.00
							02/01/17	01/31/18	27,380.04
200	SWEET FROG	1,610	0.8	10/30/12	10/31/17		11/01/13	10/31/14	36,482.64	10/30/12	5.00	708,401		22.66	3.15	0.00	1.64	0.00	0.00	27.45
		1,610					11/01/14	10/31/15	37,577.40	11/01/13	5.00	729,653
							11/01/15	10/31/16	38,704.44	11/01/14	5.00	751,546
							11/01/16	10/31/17	39,863.64	11/01/15	5.00	774,089
										11/01/16	5.00	797,273
205	Healthy Bagel Company	2,500	1.3	07/01/09	06/30/19	07/01/19	07/01/13	06/30/14	62,424.96	07/01/09	5.00	1,200,000		24.97	2.93	0.00	1.58	0.00	0.00	29.48
		2,500				07/01/24	07/01/14	06/30/15	63,050.04	07/01/10	5.00	1,212,000
							07/01/15	06/30/16	63,699.96	07/01/11	5,00	1,224,000
							07/01/16	06/30/17	64,325.04	07/01/12	5.00	1,236,499
							07/01/17	06/30/18	64,974.96	07/01/13	5.00	1,248,499
							07/01/18	06/30/19	65,625.00	07/01/14	5.00	1,261,001
										07/01/15	5.00	1,273,999
										07/01/16	5.00	1,286,501
										07/01/17	5.00	1,299,499
										07/01/18	5.00	1,312,500
210	Starbucks Coffee #8363-FL	1,740	0.9	08/01/10	07/31/20	08/01/20	08/01/13	07/31/15	44,022.00	07/15/00	5.00	9,999,999	N	25.30	2.26	0.21	1.58	0.00	0,00	29.35
		1,740					08/01/15	07/31/20	49,503.00
300	Cruiser’s Grill	3,283	1.7	12/01/09	11/30/19	12/01/19	03/01/13	02/28/14	57,912.12					17.64	2.51	0.00	1.58	0.00	0.00	21.73
		4,979				12/01/24	03/01/14	02/28/15	59,094.00
							03/01/15	02/29/16	60,275.88
							03/01/16	02/28/17	61,490.64
							03/01/17	02/28/18	62,705.28

Report ID: CPT_CMROLL	Rent Roll	Page: 16
Database: OZDBASE	OZ/CLP Lakewood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
							03/01/18	02/28/19	63,952.80
							03/01/19	11/30/19	65,233.20

301	Anytime Fitness	6,157	3.2	12/01/09	02/29/20	03/01/20	10/01/12	02/28/15	79,733.16					12.95	2.93	0.00	1.58	0.00	0.00	17.46
		0				03/01/25	03/01/15	02/28/17	84,350.88
							03/01/17	02/29/20	88,968.60
							03/01/20	02/28/25	90,507.96
							03/01/25	02/29/20	95,002.56

305	PIZZA HUT #4260	1,886	1.0	12/01/12	11/30/15	12/01/15	12/01/12	11/30/13	28,818.12	12/01/07	5.00	999,999,999	N	15.28	2.26	0.20	1.58	0.00	0.00	19.32
		1,886					12/01/13	11/30/14	29,402.76
							12/01/14	11/30/15	29,987.40

315	Doing Dishes	1,880	1.0	08/01/10	07/31/13		08/01/12	07/31/13	28,670.04	07/01/04	0.00	100,000,000	N	15.25	1.85	0.00	1.40	0.00	0.00	18.51
		1,880

320	Leo’s Pizza Italiano, Inc.	1,730	0.9	05/01/11	04/30/12		05/01/11	04/30/12	18,165.00	07/22/94	5.00	9,999,999	N	10.50	4.06	0.00	1.83	0.00	0.00	16.40
		1,730

323	Wireless Wizard	2,219	1.1	01/20/11	04/30/16	03/01/16	05/01/13	04/30/15	37,545.48	02/02/11		999,999,999	N	16.92	2.61	0.00	1.76	0.00	0.00	21.29
		2,219				09/01/18	05/01/15	04/30/16	38,655.00

325	Tijuana Flats, Inc. #150	3,061	1.6	12/22/05	12/31/15	01/01/16	01/01/12	12/31/13	48,521.88	12/22/05	5.00	9,999,999	N	15.85	2.69	0.20	1.58	0.00	0.00	20.33
		3,061				01/01/21	01/01/14	12/31/15	49,972.56

335	Merle Norman Cosmetic Studios	850	0.4	10/01/12	09/30/17		10/01/12	09/30/14	16,226.52	10/01/02	5.00	9,999,999	N	19.09	2.92	0.00	1.58	0.00	0.00	23.59
		850					10/01/14	09/30/15	16,549.56
							10/01/15	09/30/16	16,881.00
							10/01/16	09/30/17	17,220.96

345	NOURA CAFE	1,800	0.9	04/23/09	04/30/14	05/01/14	05/01/13	04/30/14	29,394.00	04/23/09		999,999	N	16.33	3.13	0.00	1.58	0.00	0.00	21.04
		1,800					05/01/14	04/30/15	30,276.00
							05/01/15	04/30/16	31,176.00
							05/01/16	04/30/17	32,112.00
							05/01/17	04/30/18	33,084.00
							05/01/18	04/30/14	34,074.00

350	RICHARDSON’S JEWELRY & GIFTS	1,435	0.7	02/01/13	01/31/15		02/01/13	01/31/14	14,349.96	02/01/12		999,999,999		10.00	2.93	0.00	1.58	0.00	0.00	14.51
		1,435					02/01/14	01/31/15	20,204.76

365	PLANET SMOOTHIE II	900	0.5	07/01/12	10/31/17	11/01/17	11/01/13	10/31/14	13,599.96	06/01/05	2.00	913,752	N	15.11	3.20	0.00	1.47	0.00	0.00	19.78
		900					11/01/14	10/31/15	15,300.00	06/01/06	2.00	934,998	N
							11/01/15	10/31/16	15,759.00	06/01/07	2.00	956,250	N
							11/01/16	10/31/17	16,235.04	06/01/08	2.00	977,502	N
							11/01/17	10/31/18	16,719.48
							11/01/18	10/31/19	17,220.96
							11/01/19	10/31/20	17,748.00
							11/01/20	10/31/21	18,275.04
							11/01/21	10/31/17	18,827.52

Report ID: CPT_CMROLL	Rent Roll	Page: 17
Database: OZDBASE	OZ/CLP Lakewood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
370	BEST ALTERATIONS	900	0.5	01/01/11	12/31/15		01/01/13	12/31/13	18,450.00	01/01/05	5.00	999,999,999	N	20.50	2.92	0.00	1.59	0.00	0.00	25.01
		900					01/01/14	12/31/14	18,675.00
							01/01/15	12/31/15	18,900.00
375	CLIFFS BARBER SHOP (9/11/13)	900	0.5	09/11/13	09/30/23		09/11/13	09/30/16	17,450.64	12/01/02	5.00	9,999,999	N	19.39	2.52	0.00	1.36	0.00	0,00	23.27
		900					10/01/16	09/30/17	17,958.84
							10/01/17	09/30/18	18,481.92
							10/01/18	09/30/19	19,020.24
							10/01/19	09/30/20	19,574.28
							10/01/20	09/30/21	20,144.40
							10/01/21	09/30/22	20,731.08
							10/01/22	09/30/23	21,334.92
385	Lex Nails	831	0.4	04/01/13	03/31/16		04/01/13	03/31/15	16,910.88	04/01/05	5.00	9,999,999	N	20.35	2.93	0.00	1.57	0.00	0.00	24.86
		831					04/01/15	03/31/16	17,326.32
395	GENE’S SEAFOOD RESTAURANT	4,532	2.3	10/01/11	09/30/16		10/01/13	09/30/14	74,778.00	10/01/06	5.00	999,999,999	N	16.50	3.15	0.00	2.30	0.00	0.00	21.95
		4,532					10/01/14	09/30/16	77,043.96
							10/01/16	09/30/16	79,310.04
400	Mojo Bar B Que	3,200	1.6	04/01/13	03/31/18	04/01/18	11/01/13	03/31/15	51,200.04	03/01/03	5.00	9,999,999	N	16.00	2.93	0.00	1.58	0.00	0.00	20.51
		3,200				04/01/23	04/01/15	03/31/18	54,399.96
							04/01/18	03/31/19	56,031.96
							04/01/19	03/31/20	57,712.80
							04/01/20	03/31/21	59,444.40
							04/01/21	03/31/22	61,227.72
							04/01/22	03/31/23	63,064.56
							04/01/23	03/31/24	65,902.44
							04/01/24	03/31/25	68,868.00
							04/01/25	03/31/26	71,967.12
							04/01/26	03/31/27	75,205.56
							04/01/27	03/31/18	78,589.80
403	Dry Clean City	3,219	1.6	05/01/09	04/30/14		05/01/13	04/30/14	47,094.00	04/11/04	5.00	772,560		14.63	2.93	0.00	1.58	0.00	0.00	19.14
		3,219								05/01/05	5.00	795,737
										05/01/06	5.00	819,610
										05/01/07	5.00	643,800
										09/01/09	5.00	708,180
										01/01/10	5.00	836,940
										05/01/10	5.00	862,049
										05/01/11	5.00	887,801
										05/01/12	5.00	914,196
										05/01/13	5.00	941,880
410	Washboard	2,000	1.0	10/01/12	09/30/17		10/01/13	09/30/14	30,500.04	10/01/02	5.00	9,999,999	N	15.25	3.01	0.00	1.56	0.00	0,00	19.82
		2,000					10/01/14	09/30/15	31,400.04
							10/01/15	09/30/16	32,340.00
							10/01/16	09/30/17	33,320.04

Report ID: CPT_CMROLL	Rent Roll	Page: 18
Database: OZDBASE	OZ/CLP Lakewood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
500	MINERVA’S BRIDAL	2,950	1.5	10/01/13	05/31/14									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		2,950
505	SAN JOSE FAMILY PRACTICE CTR	5,326	2.7	11/01/12	10/31/15		11/01/13	10/31/14	74,883.60					14.06	2.93	0.00	1.58	0.00	0.00	18.57
		5,326					11/01/14	10/31/15	77,120.52
610	Bamboo Express	1,260	0.6	11/15/09	11/30/19	11/01/19	12/01/13	11/30/14	17,375.40	11/15/09	0.01	999,999,999	N	13.39	2.92	0.00	1.58	0.00	0.00	17.89
		1,260				11/01/24	12/01/14	11/30/15	17,892.00
							12/01/15	11/30/16	18,433.80
							12/01/16	11/30/17	18,988.20
							12/01/17	11/30/18	19,548.00
							12/01/18	11/30/19	20,147.40
612	State Farm Insurance/ Kathy Scott	1,260	0.6	02/01/13	03/31/18		04/01/13	03/31/14	20,160.00					16.00	2.92	0.00	1.58	0.00	0.00	20.50
		1,260					04/01/14	03/31/15	20,595.00
							04/01/15	03/31/16	20,979.00
							04/01/16	03/31/17	21,420.00
							04/01/17	03/31/18	21,861.00
615	Northland Hearing Center, Inc	1,400	0.7	06/01/13	11/30/18		06/01/13	11/30/13	18,000.00	11/30/18		999,999,999	N	12.86	0.00	0.00	0.00	0.00	0.00	12.86
		1,400					12/01/13	11/30/14	16,800.00
							12/01/14	11/30/15	18,200.04
							12/01/15	11/30/16	18,900.00
							12/01/16	11/30/18	19,599.96
618	Subway #30863	1,400	0.7	11/15/03	11/30/13	12/01/13	11/01/11	11/30/13	19,872.84	11/01/03	5.00	9,999,999	N	14.19	2.92	0.00	1.58	0.00	0.00	18.69
		1,400				12/01/18
620	Studio K Dance	2,517	1.3	08/01/11	10/31/16	11/01/16	11/01/13	10/31/14	34,608.72					13.75	3.15	0.00	1.64	0.00	0.00	18.54
		2,517					11/01/14	10/31/15	36,496.56
							11/01/15	10/31/16	37,377.48
							11/01/16	10/31/17	39,246.36
							11/01/17	10/31/18	40,423.68
							11/01/18	10/31/19	41,636.40
							11/01/19	10/31/20	42,885.48
							11/01/20	10/31/16	44.172.12
MAJ B	Steinmart #348	30,000	15.4	04/01/11	03/31/21	04/01/21	04/01/13	03/31/14	237,300.00	04/01/12	2.00	7,000,000	N	7.91	0.00	0.00	0.00	0.00	0.00	7.91
		30,000				04/01/26	04/01/14	03/31/15	253,200.00
							04/01/15	03/31/16	257,100.00
							04/01/16	03/31/17	261,000.00
							04/01/17	03/31/18	265,200.00
							04/01/18	03/31/19	269.400.00
							04/01/19	03/31/20	273,600.00
							04/01/20	03/31/21	277,800.00
MAJ D	WINN DIXIE #190	47,840	24.5	11/30/95	11/29/15	12/01/15								6.98	0.91	0.21	0.00	0.00	0.00	8.10
		47,840				12/01/20
						12/01/25

Report ID: CPT_CMROLL	Rent Roll	Page: 19
Database: OZDBASE	OZ/CLP Lakewood LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

															— Current Annual Per SF Rates —
Suite			Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID		Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total

							12/01/30
							12/01/35
							12/01/40
								10/01/97	11/29/15	334,026.00
											07/01/98	1.00	334,026	N
T310		Florida Living Furniture	0	0.0	07/01/13	12/31/13									0.00	0.00	0.00	0.00	0.00	0.00	0.00
			0
		Vacants

125		Vacant	3,500	1.8						49,000.00
			3,500
135		Vacant	3,400	1.7						47,600.00
			3,400
152		Vacant	1,047	0.5						14,658.00
			1,047
160		Vacant	1,240	0.6						22,406.80
			1,240
310		Vacant	2,580	1.3						36,120.00
			2,580
330		Vacant	1,400	0.7						14,014.00
			1,400
340		Vacant	850	0.4						12,750.00
			850
355		Vacant	1,590	0.8						23,754.60
			1,590
358		Vacant	2,733	1.4						41,131.65
			2,733
360		Vacant	1,300	0.7						20,488.00
			1,300
380		Vacant	774	0.4						15,867.00
			774
405		Vacant	1,500	0.8						19,500.00
			1,500
407		Vacant	1,500	0.8						19,500.00
			1,500
415		Vacant	2,000	1.0						28,000.00
			2,000
600		Vacant	2,750	1.4						44,000.00
			2,750
625		Vacant	1,454	0.7						19,629.00
			1,454

	Totals:	Occupied Sqft: 84.84%	165,721							1,752,301.32					10.57	1.64	0.07	0.78	0.00	0.00	13.06
		Vacant Sqft: 15.16%	29.618							428,419.05
		Total Sqft:	195,339							2,180,720.37

Report ID: CPT_CMROLL	Rent Roll	Page: 20
Database: OZDBASE	OZ/CLP Northdale LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
200	Sweetbay Supermarket	0	0.0	04/01/95	12/31/00									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0

201	PRUDENTIAL TROPICAL REALTY	6,287	3.6	03/01/12	02/28/15		03/01/13	02/28/14	113,417.52					18.04	3.09	0.00	1.28	0.00	0.00	22.41
		6,287					03/01/14	02/28/15	116,812.44

203	LaVida Massage	2,405	1.4	10/18/10	04/30/21	05/01/21	05/01/13	04/30/14	47,695.56	04/15/11	4.00	1,157,406		19.83	2.90	0.00	1.93	0.00	0.00	24.67
		2,405					05/01/14	04/30/15	48,411.00	05/01/12	4.00	1,174,767
							05/01/15	04/30/16	49,137.12	05/01/13	4.00	1,192,389
							05/01/16	04/30/17	49,874.16	05/01/14	4.00	1,210,275
							05/01/17	04/30/18	50,622.36	05/01/15	4.00	1,228,428
							05/01/18	04/30/19	51,381.60	05/01/16	4.00	1,246,854
							05/01/19	04/30/20	52,152.36	05/01/17	4.00	1,265,559
							05/01/20	04/30/21	52,934.64	05/01/18	4.00	1,284,540
										05/01/19	4.00	1,303,809
										05/01/20	4.00	1,323,366

204	WOK ON BY	1,991	1.1	07/29/10	06/30/20	08/01/20	07/01/13	06/30/16	32,632.44	07/29/10	1.00	999,999,999	N	16.39	2.91	0.00	1.93	0.00	0.00	21.22
		1,991					07/01/16	06/30/20	35,658.84
							07/01/20	06/30/22	39,225.00
							07/01/22	06/30/20	43,147.44

205	PANDORA SALON	1,740	1.0	10/26/10	09/30/15		04/01/13	03/31/14	26,100.00					15.00	2.90	0.00	1.93	0.00	0.00	19.83
		1,740					04/01/14	03/31/15	31,320.00
							04/01/15	09/30/15	33,060.00

206	T MOBILE SOUTH LLC	1,620	0.9	04/27/12	09/30/17	10/01/17	09/07/12	09/30/14	40,662.00					25.10	2.90	0.00	1.93	0.00	0.00	29.93
		1,620				10/01/22	10/01/14	09/30/16	42,330.60
							10/01/16	09/30/17	44,064.00

207	UNI K WAX	1,620	0.9	10/01/13	09/30/18		10/01/13	09/30/14	45,360.00	09/13/08		999,999,999	N	28.00	2.90	0.00	1.93	0.00	0.00	32.84
		1,620					10/01/14	09/30/15	47,174.40
							10/01/15	09/30/16	49,053.60
							10/01/16	09/30/17	51,013.80
							10/01/17	09/30/18	53,055.00

209	CRISPERS	5,553	3.1	01/01/12	12/31/16	01/01/18	01/01/12	12/31/14	111,060.00	12/16/01	5.00	1,943,550	N	20.00	2.26	0.00	1.93	0.00	0.00	24.19
		5,553					01/01/15	12/31/16	122,166.00	01/01/05	5.00	2,254,610	N
										01/01/09	5.00	2,365,670	N

3805	Genghis Grill	5,000	2.8	08/22/12	01/31/23	02/01/23	01/19/13	01/31/14	75,000.00					15.00	2.78	0.00	1.89	0.00	0.00	19.67
		5,000				02/01/28	02/01/14	01/31/15	77,250.00
							02/01/15	01/31/17	79,550.04
							02/01/17	01/31/18	81,950.04
							02/01/18	01/31/23	84,399.96

3809	MAJIK TOUCH CLEANERS	1,500	0.8	10/01/12	09/30/17		10/01/13	09/30/14	34,770.00	10/01/93	6.00	386,250	N	23.18	2.90	0.00	1.93	0.00	0.00	28.01
		1,500					10/01/14	09/30/15	35,805.00	10/01/99	6.00	397,500	N
							10/01/15	09/30/16	36,885.00	10/01/00	6.00	408,750	N
							10/01/16	09/30/17	37,980.00	10/01/01	6.00	420,000	N
										10/01/02	6.00	450,000	N

Report ID: CPT_CMROLL	Rent Roll	Page: 21
Database: OZDBASE	OZ/CLP Northdale LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
										10/01/03	6.00	462,500	N
										10/01/04	6.00	475,000	N
										10/01/05	6.00	487,500	N
										10/01/06	6.00	500,000	N

3813	SUBWAY #4595	1,250	0.7	09/01/11	08/31/16	09/01/16	09/01/13	08/31/14	25,274.88					20.22	4.98	0.00	1.93	0.00	0.00	27.13
		1,250					09/01/14	08/31/15	26,033.16
							09/01/15	08/31/16	26,815.32

3817	SUSHI-HARU	1,250	0.7	09/01/13	08/31/15		09/01/13	12/31/13	15,312.48	04/01/01	5.00	9,999,999	N	12.25	5.68	0.00	1.93	0.00	0.00	19.86
		1,250					01/01/14	08/31/14	30,624.96
							09/01/14	08/31/15	31,250.04

3821	NORTHDALE BARBER SHOP	1,000 1,000	0.6	11/01/10	10/31/15		11/01/12 11/01/14	10/31/14 10/31/15	21,999.96 22,500.00					22.00	2.90	0.00	1.93	0.00	0.00	26.84

3825	Carrollwood Nail Salon	750	0.4	11/01/12	10/31/17		11/01/13	10/31/14	16,710.00	11/01/00	5.00	9,999,999	N	22.28	7.50	0.00	1.94	0.00	0.00	31.72
		750					11/01/14	10/31/15	17,212.56
							11/01/15	10/31/16	17,730.00
							11/01/16	10/31/17	18,255.00

3829	She Money Jewelry and Loan	750 750	0.4	04/13/12	04/30/14		06/01/13	04/30/14	12,375.00					16.50	2.65	0.00	1.89	0.00	0.00	21.04

3837	UPS Store	1,500	0.8	03/01/11	02/28/14		03/01/13	02/28/14	30,000.00	02/01/08	5.00	600,000	N	20.00	2.30	0.00	1.93	0.00	0.00	24.22
		1,500								02/01/09	5.00	615,000	N
										02/01/10	5.00	630,000	N

3841	ONCE UPON A CHILD	2,400	1.4	09/01/12	03/31/15		09/01/12	03/31/15	52,800.00					22.00	2.91	0.00	1.93	0.00	0.00	26.84
		2,400

3843	Residential Roofing	1,000	0.6	07/01/11	06/30/12		07/01/11	06/30/12	7,200.00					7.20	0.00	0.00	0.00	0,00	0.00	7.20
		0

3845	CHI YOGA STUDIOS	3,450	2.0	10/25/12	01/31/19	02/01/19	01/25/14	01/31/15	29,325.00	10/25/12			N	0.00	2.78	0.00	1.89	0.00	0.00	4.67
		3,450				02/01/24	02/01/15	01/31/16	31,912.56
							02/01/16	01/31/17	36,225.00
							02/01/17	01/31/18	37,950.00
							02/01/18	01/31/19	39,675.00
							02/01/19	01/31/20	43,125.00
							02/01/20	01/31/21	44,436.00
							02/01/21	01/31/22	45,747.00
							02/01/22	01/31/23	47,092.56
							02/01/23	01/31/19	48,472.56

400	TJ MAXX #290	30,000	17.0	02/01/10	01/31/15		08/01/12	01/31/15	232,800.00	02/01/05	1.50	9,000,000	N	7.76	0.70	0.00	0.00	0.00	0.00	8.46
		30,000								02/01/10	1.50	9,500,000	N

500	TANYA’S ICE CREAMIEST	1,650 1,650	0.9	11/01/10	10/31/15	11/01/15	11/01/13 11/01/14	10/31/14 10/31/15	30,716.40 32,252.28	10/31/99	5.00	99,999,999	N	18.62	2.12	0.00	1.93	0.00	0.00	22.67

501	BEEF O’BRADY’S	3,005 3,005	1.7	09/01/10	08/31/14	09/01/14	09/01/13	08/31/14	54,090.00					18.00	3.85	0.00	1.93	0.00	0.00	23.78

Report ID: CPT_CMROLL	Rent Roll	Page: 22
Database: OZDBASE	OZ/CLP Northdale LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
502	SMOOTHIE KING	1,011	0.6	10/01/10	09/30/15		10/01/13	09/30/14	23,253.00	09/01/00	5.00	999,999,999	N	23.00	8.43	0.00	1.93	0.00	0.00	33.36
		1,011					10/01/14	09/30/15	23,758.32

700	BEALLS #32	64,000	36.2	12/01/10	04/30/14	12/01/13	01/01/14	04/30/14	493,440.00	03/01/85	3.00	5,869,792		7.12	0.33	0.00	0.00	0.00	0.00	7.45
		64,000				05/01/16				01/01/00	3.00	6,125,000
						05/01/21				12/01/00	3.00	15,532,100
						05/01/26				01/01/01	3.00	15,488,000
						05/01/31				04/01/01	3.00	15,532,100
						05/01/36				05/01/06	3.00	11,835,200
										06/01/11	3.00	12,432,032
										02/01/12	3.00	15,888,032
										01/01/14	3.00	17,146,700

800	Crunch Fitness	24,269	13.7	01/01/13	01/31/24	02/01/24	01/08/14	01/31/15	254,824.56					0.00	0.00	0.00	0,00	0.00	0.00	0.00
		24,269				02/01/29	02/01/15	01/31/18	266,958.96
							02/01/18	01/31/24	280,306.92

T300	SPIRIT HALLOWEEN 2012	0	0.0	08/29/11	11/08/13									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0

Vacants

208A	Vacant	1,458	0.8						33,534.00
		1,458
208B	Vacant	1,458	0.8						33,534.00
		1,458
300	Vacant	9,000	5.1						99,000.00
		9,000

Totals:	Occupied Sqft: 93.26%	165,001							1,504,909.20					9.12	1.17	0.00	0.51	0,00	0.00	10.80
	Vacant Sqft: 6.74%	11,916							166,068.00
	Total Sqft:	176,917							1,670,977.20

Report ID: CPT_CMROLL	Rent Roll	Page: 23
Database: OZDBASE	OZ/CLP Portofino LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total

100	Buffalo Wild Wings	4,653	1.3	09/01/11	08/31/16	09/01/16	09/01/11	08/31/16	153,839.76	01/01/00		999,999,999	N	33.06	2.13	0.20	2.58	0.00	0.00	37.97
		4,653				09/01/21
101	Warehouse Pool Supply #1017	3,700	1.0	12/01/10	11/30/20		12/01/12	11/30/13	99,900.00					27.00	2.56	0.20	2.58	0.00	0.00	32.34
		3,700					12/01/13	11/30/15	103,599.96
							12/01/15	11/30/20	111,000.00
102	Another Broken Egg	4,800	1.3	01/24/12	01/23/22		01/24/11	11/30/16	115,200.00	01/24/12	4.00	2,880,000	N	24.00	2.13	0.20	2.58	0.00	0.00	28.90
		4,800					12/01/16	01/23/22	124,800.00	02/01/17	4.00	3,120,000	N
103	DSW Shoe Warehouse #29142	20,831	5.6	02/01/11	01/31/16	02/01/16	02/01/13	01/31/21	403,288.20	01/26/01	2.00	8,332,401	N	19.36	2.00	0.20	2.58	0.00	0.00	24.14
		20,831				02/01/21	02/01/21	01/31/26	488,070.36	02/01/06	2.00	9,165,639	N
						02/01/26	02/01/26	01/31/16	536,814.84
104	Michael’s #2023	23,566	6.4	04/01/11	03/31/16	04/01/16	04/01/11	03/31/16	307,658.04	01/01/00		999,999,999	N	13.00	1.50	0.20	2.58	0.00	0.00	17.27
		23,666				04/01/21
						04/01/26
105	Oshman’s Store #231 (Sports Authority)	45,500	12.2	11/01/00	01/31/21	02/01/21	02/01/11	01/31/16	432,249.96	01/01/00		99,999,999	N	9.50	0.00	0.00	0.00	0.00	0.00	9.50
		45,500				02/01/26	02/01/16	01/31/21	455,000.04
						02/01/31
						02/01/36
						02/01/41
106	Lifeway Christian Store #9255	12,795	3.4	05/01/11	04/30/16		05/01/13	04/30/16	278,675.04	01/01/00		999,999,999	N	21.78	2.50	0.20	2.58	0.00	0.00	27.06
		12,795
106A	Sally Beauty Supply #2828	1,440	0.4	11/01/11	10/31/16		11/01/11	10/31/16	40,536.00	01/01/00		999,999,999	N	28.15	2.51	0.20	2.58	0.00	0.00	33.43
		1,440
107	Lakeshore Learning Store	9,000	2.4	07/30/08	07/31/18	08/01/18	08/01/13	07/31/18	138,150.00	07/30/08		999,999,999		15.35	2.02	0.20	2.57	0.00	0.00	20.15
		9,000				08/01/23	08/01/18	07/31/23	147,150.00
							08/01/23	07/31/18	165,150.00
108	Dress Barn #0000177	9,000	2.4	01/01/11	12/31/15	01/01/16	01/01/11	12/31/15	180,000.00	01/01/00		999,999,999	N	20.00	1.69	0.23	2.60	0.00	0.00	24.52
		9,000
110	Stein Mart #222	36,000	9.7	10/01/10	09/30/15	10/01/15	10/01/10	09/30/15	252,000.00	10/01/04	2.25	16,657,752	N	7.00	0.62	0.00	0.00	0.00	0.00	7.62
		36,000				10/01/20				10/01/05	2.25	17,254,696	N
111A	Trudy’s Hallmark	6,430	1.7	03/01/12	02/28/17	03/01/17	03/01/12	02/28/14	96,450.00	03/01/12	5.00	1,929,000		15.00	1.99	0.20	2.58	0.00	0.00	19.77
		6,430					03/01/14	02/28/17	106,095.00	03/01/14	5.00	2,121,900
111B	Carter’s	3,880	1.0	11/25/09	01/31/20	10/01/19	11/25/09	11/30/14	98,940,00	11/25/09		999,999,999	N	25.50	2.13	0.22	2.57	0.00	0.00	30.42
		3,880				10/01/24	12/01/14	01/31/20	106,700.04
111D	Pie Town	1,279	0.3	12/01/01	11/30/06		01/13/05	11/30/06	25,580.04	01/01/00		999,999,999	N	20.00	2.12	0.21	2.57	0.00	0.00	24.90
		1,279
111E	GNC	1,428	0.4	05/14/12	05/31/17		05/14/12	05/31/17	37,128.00					26.00	2.97	0.10	2.70	0.00	0.00	31.77
		1,428
111F	Skyrokh Salon	1,600	0.4	12/10/08	12/31/13	01/01/14	01/01/12	12/31/13	39,999.96	12/01/08		999,999,999	N	25.00	2.97	0.20	2.57	0.00	0.00	30.74
		1,500					01/01/14	12/31/16	41,600.04
							01/01/17	12/31/13	43,200.00

Report ID: CPT_CMROLL	Rent Roll	Page: 24
Database: OZDBASE	OZ/CLP Portofino LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
111G	Music & Arts Center	3,414	0.9	12/10/06	12/31/16	01/01/17	01/01/12	12/31/14	71,694.00	12/10/06	1.00	100,000,000		21.00	2.03	0.20	2.58	0.00	0.00	25.80
		3,414					01/01/15	12/31/16	75,108.00

111lA	Dream Day Bridal	1,817	0.5	03/01/12	02/28/17		03/01/12	02/28/15	43,608.00	04/09/08	6.00	523,600		24.00	2.18	0.26	2.58	0.00	0.00	29.02
		1,817					03/01/15	02/28/17	47,241.96	05/01/11	6.00	571,200
										05/01/13	6.00	726,800
										03/01/15	6.00	787,366

111J	Bath & Body Works #10144	2,500	0.7	02/01/12	01/31/17		02/01/12	01/31/17	65,000.04	08/01/01	5.00	1,100,000		26.00	1.91	0.20	2.38	0.00	0.00	30.49
		2,500								02/01/07	5.00	1,210,000
										02/01/12	5.00	1,300,000

111L	Famous Footwear #2556	6,982	1.9	02/24/06	02/29/16	03/01/16	03/01/13	02/29/16	118,694.04	02/24/06	4.00	2,618,250		17.00	1.81	0.21	0.00	0.00	0.00	19.01
		6,982								03/01/09	4.00	2,792,799
										03/01/11	4.00	2,443,701
										03/01/12	4.00	2,618,250
										03/01/13	4.00	2,967,351

112	Old Navy #6450	25,451	6.8	12/01/10	11/30/15	12/01/15	12/01/10	11/30/15	306,944.04	12/01/04	2.00	14,080,002		12.06	1.24	0.11	2.29	0.00	0.00	15.69
		25,451

113A	Justice For Girls #696	4,000	1.1	05/19/05	01/31/16	02/01/16	02/01/11	01/31/16	96,000.00	01/01/02		999,999,999	N	24.00	1.95	0.20	2.57	0.00	0.00	28.73
		4,000

113B	Arthur Murray Dance Studio	4,162	1.1	09/01/11	08/31/16		09/01/13	02/28/14	91,355.88	01/01/02		999,999,999	N	21.95	2.97	0.20	2.57	0.00	0.00	27.70
		4,162					03/01/14	08/31/14	97,806.96
							09/01/14	02/28/15	104,462.64
							03/01/15	08/31/16	110,917.32

114	Petsmart Store #1046	25,115	6.8	07/15/08	08/31/16	09/01/16	09/01/11	08/31/16	338,211.84	01/01/00		999,999,999	N	13.47	1.57	0.14	0.00	0.00	0.00	15.18
		25,115				09/01/21	09/01/16	08/31/21	350,769.36
						09/01/26	09/01/21	08/31/26	368,096.04
						09/01/31	09/01/26	08/31/31	385,422.84
						09/01/36	09/01/31	08/31/36	407,518.80
							09/01/36	08/31/16	429,614.76

115	Conn’s Appliance	22,500	6.1	01/01/12	12/31/16	01/01/17	04/01/12	12/31/16	272,250.00					12.10	1,85	0.20	2.57	0.00	0.00	16.73
		22,500

116A	Katz’s Deli Express	4,209	1.1	09/01/06	11/30/18	12/01/18	12/01/09	11/30/13	101,016,00	11/14/06	3.00	3,086,600		24.00	2.11	0.20	2.57	0.00	0.00	28.88
		4,209				12/01/24	12/01/13	11/30/18	105,225.00	12/01/09	3.00	3,367,200
										12/01/13	3.00	3,507,500

116B	Men’s Wearhouse #1123	6,492	1.7	03/01/11	02/29/16	03/01/16	03/01/11	02/29/16	181,776.00	01/01/00	3.00	5,842,800	N	28.00	1.40	0.20	2.57	0.00	0.00	32.18
		6,492

116C	JP Children’s Boutique	1,500	0.4	10/01/09	09/30/14		10/01/12	09/30/14	39,750.00	01/01/00		999,999,999	N	26.50	2.58	0.20	2.58	0.00	0.00	31.85
		1,500

121A	AT&T Wireless	4,000	1.1	06/01/11	05/31/16	06/01/16	06/01/11	05/31/16	132,000.00	01/01/00		999,999,999	N	33.00	2.85	0.20	2.57	0.00	0.00	38.63
		4,000

121B	EmbroidMe	2,100	0,6	04/06/09	04/30/14	05/01/14	05/01/12	04/30/14	54,600.00	01/01/00		999,999,999	N	26.00	2.58	0.20	2.58	0.00	0.00	31.35
		2,100					05/01/14	04/30/16	56,700.00
							05/01/16	04/30/14	58,800.00

Report ID: CPT_CMROLL	Rent Roll	Page: 25
Database: OZDBASE	OZ/CLP Portofino LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
121B1	Hebert’s Specialty Meats	1,676	0.5	01/01/10	12/31/14	01/01/15	01/01/10	12/31/14	42,402.72	01/01/00		999,999,999	N	25.30	2.58	0.20	2.58	0.00	0.00	30.66
		1,676

121C	Busy Body	4,000	1.1	12/01/12	11/30/17		12/01/12	11/30/14	99,999.96	01/01/02		999,999,999	N	25.00	2.13	0.20	2.57	0.00	0.00	29.90
		4,000					12/01/14	11/30/17	104,000.04

210	Houston Association of Realtors	4,933	1.3	02/01/08	11/30/14	12/01/14	12/01/12	11/30/14	128,258.04	01/01/00		999,999,999	N	26.00	0.37	-0.03	0.15	0.00	0.00	26.49
		4,933				12/01/19	12/01/14	11/30/19	133,191.00
							12/01/19	11/30/14	138,123.96

225	Portofino Management Office	0	0.0	09/01/08	12/31/50									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		729

260	Prudential Anderson Properties	3,230	0.9	10/24/12	03/31/18		03/13/13	09/30/15	74,979.96					23.21	0.00	0.00	0.00	0.00	0.00	23.21
		2,737					10/01/15	03/31/18	86,226.96

270	Allstate insurance - Michael Romaguera	1,287	0.3	06/18/08	06/30/15	07/18/15	06/18/08	07/31/09	32,670.00					31.15	0.00	0.00	0.00	0.00	0.00	31.15
		1,091					07/01/13	06/30/15	40,095.00
							07/01/15	06/30/15	41,580.00

400	Casual Male Big & Tall #9806	3,174	0.9	05/01/13	04/30/16		05/01/13	04/30/16	107,916.00	01/01/00		999,999,999	N	34.00	2.59	0.20	2.57	0.00	0.00	39.36
		3,174

450	Zales-Diamond Store Outlet #2824	3,660	1.0	07/30/04	07/31/14	08/01/14	08/01/09	07/31/14	95,160,00	01/01/00	1.00	999,999,999	N	26.00	1.51	0.20	2.57	0.00	0.00	30.29
		3,660				08/01/19
						08/01/24

480	Pei Wei Asian Diner #31	3,166	0.9	05/01/13	04/30/18	06/01/18	05/01/13	04/30/18	104,478.00	01/01/00		999,999,999	N	33.00	2.52	0.20	2.57	0.00	0.00	38.30
		3,166

500	Buca di Beppo	7,880	2.1	03/01/01	02/29/16	03/01/16	03/01/13	02/29/16	163,975.32	01/01/00		999,999,999	N	20.81	0.00	0.00	0.00	0.00	0.00	20.81
		7,880				03/01/21
						03/01/26

600	BJ’s Restaurant	8,376	2.3	11/08/10	11/30/30	12/01/30	11/08/10	11/30/15	174,999.96	11/08/10	3.00	5,833,332	N	20.89	3.28	0.20	2.57	0.00	0.00	26.95
		8,000				12/01/35	12/01/15	11/30/20	192,500.04
							12/01/20	11/30/25	211,749.96
							12/01/25	11/30/30	232,925.04
							12/01/30	11/30/35	256,217.52
							12/01/35	11/30/30	281,839.32

700	Vitamin Shoppe Store #192	4,000	1.1	09/01/13	08/31/18	09/01/18	09/01/13	08/31/18	135,519.96	01/01/00		999,999,999	N	33.88	2.58	0.20	2.57	0.00	0.00	39.23
		4,000

725	Jenny Craig	2,000	0.5	01/01/13	12/31/17		01/01/13	12/31/15	51,999.96					26.00	2.86	0.20	2.57	0.00	0.00	31.64
		2,000					01/01/16	12/31/17	56,000.04

750	H&R Block	1,600	0.4	01/15/10	04/30/14	05/01/14	05/01/12	04/30/14	41,600.04	02/17/10		1,000,000	N	26.00	2.63	0.20	2.70	0.00	0.00	31.53
		1,600

Vacants

200	Vacant	1,228	0.3						18,727,00
		1,041
250	Vacant	7,692	2.1						192,300.00
		6,519

Report ID: CPT_CMROLL	Rent Roll	Page: 26
Database: OZDBASE	OZ/CLP Portofino LP	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

													— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%		Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint	Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
275	Vacant	3,040	0.8						60,800.00
		2,577

280	Vacant	3,463	0.9						83,112.00
		2,935

285	Vacant	1,800	0.5						27,000.00
		1,527

290	Vacant	1,305	0.4						19,575.00
		922

290A	Vacant	1,206	0.3						18,090.00
		1,206

750A	Vacant	2,400	0.6						67,200.00
		2,400

K1	Vacant	144	0.0						6,000.48
		144

K3	Vacant	144	0.0						6,000.48
		144

K4	Vacant	144	0.0						7,200.00
		144

Totals:	Occupied Sqft: 93.93%	349,226							5,873,879.76				16.82	1.47	0.13	1.59	0.00	0.00	20.02
	Vacant Sqft: 6.07%	22,566							506,004.96
	Total Sqft:	371,792							6,379,884.72

Report ID: CPT_CMROLL	Rent Roll	Page: 27
Database: OZDBASE	OZ/CLP Trussville I LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
A-1	SuperCuts #80339	1,250	0.3	05/01/10	04/30/15	05/01/15	05/01/10	04/30/15	22,500.00	05/01/00	4.00	437,499		18.00	2.81	0.00	1.74	0.00	0.00	22.54
		1,250								05/01/05	4.00	462,501
										05/01/10	4.00	562,500

A-2	ADVANCE AMERICA #1682	1,250	0.3	12/01/12	11/30/15		12/01/12	11/30/15	26,400.00					21.12	3.26	0.00	1.25	0.00	0.00	25.63
		1,250

A-3	Lynn’s Hallmark	4,500	1.2	03/01/10	02/28/13		03/01/10	02/28/13	30,000.00	05/01/00	4.00	1,406,250		6.67	0.00	0.00	0.00	0.00	0.00	6.67
		4,500								03/01/02	4.00	1,401,564
										03/01/06	4.00	750,000

B-2	Sally Beauty Supply #2620	1,520	0.4	05/01/10	04/30/15	05/01/15	05/01/10	04/30/15	25,080.00	06/01/10	3.00	836,000		16.50	1.03	0.00	1.21	0.00	0.00	18.74
		1,520

C-1	BATH & BODY WORKS #1502	2,800	0.7	02/01/11	01/31/14	02/01/16	02/01/11	01/31/14	45,360.00	05/01/00	3.00	1,400,000		16.20	1.04	0.00	1.21	0.00	0.00	18.44
		2,800								02/01/07	3.00	1,512,000

C-2	ADVANCED WEIGHT LOSS CLINIC	1,700	0.4	12/01/10	11/30/12		12/01/10	11/30/12	24,600.00					14.47	2.12	0.00	1.06	0.00	0.00	17.65
		1,700

C-3	Luxury Nails and Spa	1,500	0.4	02/01/12	01/31/17	02/01/17	02/01/12	01/31/15	24,750.00					16.50	2.33	0.00	1.30	0.00	0.00	20.13
		1,500					02/01/15	01/31/17	27,000.00
							02/01/17	01/31/18	27,750.00
							02/01/18	01/31/19	28,500.00
							02/01/19	01/31/20	29,250.00
							02/01/20	01/31/21	30,000.00
							02/01/21	01/31/17	30,750.00

C-6	BUFFALO WILD WINGS	5,800	1.5	03/28/05	03/31/15	04/01/15	04/01/10	03/31/15	110,199.96	04/26/04	4.00	2,610,000	N	19.00	3.23	0.00	1.20	0.00	0.00	23.43
		5,800				04/01/20	04/01/15	03/31/20	116,000.04	04/01/10	4.00	2,755,000	N
							04/01/20	03/31/15	121,800.00	04/01/15	4.00	2,900,000	N
										04/01/20	4.00	3,045,000	N

D-1	US Armed Forces DACA01-5-08-C712	2,400	0.6	02/01/09	12/31/14		01/01/12	12/31/14	43,200.00					18.00	0.00	0.00	0.00	0.00	0.00	18.00
		2,400

D-1B	Planet Cellular, Inc	2,400	0.6	09/01/09	08/31/13		09/01/10	08/31/13	43,200.00					18.00	4.05	0.00	1.21	0.00	0.00	23.26
		2,400

D-2	Jackson Hewitt Tax Service	1,400	0.4	05/01/13	04/30/18		05/01/13	04/30/14	24,000.00					17.14	3.18	0.21	1.31	0.00	0.00	21.84
		1,400					05/01/14	04/30/15	25,200.00
							05/01/15	04/30/16	26,400.00
							05/01/16	04/30/17	27,600.00
							05/01/17	04/30/18	28,800.00

D-3	Hibbett Sporting Goods Inc. #243	5,000	1.3	05/01/12	04/30/14		05/01/12	04/30/14	65,000.04	05/01/00	4.00	1,531,248		13.00	0.00	0.00	0.00	0.00	0.00	13.00
		5,000								05/01/05	4.00	1,684,374
										05/01/10	4.00	1,625,001

E-1	Family Christian Stores #403	4,600	1.2	06/01/12	05/31/13					06/01/11	6.00	0	N	0.00	0.00	0.00	0.00	0.00	0.00	0.00
		4,600

E-2	Palace Chinese Restaurant	5,000	1.3	05/01/10	04/30/15	05/01/15	05/01/12	04/30/15	89,000.04					17.80	3.22	0.00	1.22	0.00	0.00	22.24
		5,000

MAJ-A	Marshalls #0767	30,000	7.7	05/01/12	04/30/14	05/01/15	05/01/13	04/30/14	153,000.00	05/01/00	2.00	9,000,000		5.10	0.64	0.00	0.00	0.00	0.00	5.74
		30,000				05/01/20				02/01/05	2.00	11,250,000
										04/30/05	2.00	12,000,000
										05/01/10	2.00	7,500,000
										05/01/13	2.00	7,650,000

Report ID: CPT_CMROLL	Rent Roll	Page: 28
Database: OZDBASE	OZ/CLP Trussville I LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

													— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%		Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint	Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
MAJ-B	Wal-Mart #2713	203,742	52.5	05/17/00	01/31/20	02/01/20	05/17/00	01/31/20	1,100,206.80				5.40	0.00	0.00	0.00	0.00	0.00	5.40
		203,742				02/01/25
						02/01/30
						02/01/35
						02/01/40
						02/01/45

MAJ-C	Dollar Tree #1332	10,000	2.6	06/29/09	06/30/14	10/01/14	06/29/09	09/30/14	99,999.96				10.00	0.83	0.14	1.38	0.00	0.00	12.35
		0				10/01/19

MAJ-D	BIG LOTS	27,900	7.2	04/26/12	01/31/19	02/01/19	04/26/12	01/31/19	181,350.00				6.50	0.61	0.00	0.00	0.00	0.00	7.11
		27,900				02/01/24

MAJ-E	Regal Cinemas	63,260	16.3	05/03/00	05/31/20	06/01/20	06/01/10	05/31/15	930,554.64	05/03/00		999,999,999	14.71	1.03	0.00	1.21	0.00	0.00	16.95
		63,665				06/01/25	06/01/15	05/31/20	953,960.76
						06/01/30
						06/01/35

OP1	CHICK FILA	0	0.0	06/07/00	06/30/15	07/01/15	07/01/10	07/31/15	65,000.04				0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0				07/01/19	08/01/15	06/30/19	69,999.96
						07/01/23	07/01/19	06/30/23	75,000.00
						07/01/27	07/01/23	06/30/27	80,000.04
							07/01/27	06/30/15	84,999.96

OP4	Bennigan’s / Costa’s Mediterranean	0	0.0	03/01/00	02/28/15	03/01/15	03/01/10	02/28/15	75,999.96				0.00	0.00	0.00	0.00	0.00	0.00	0.00
		0				03/01/20	03/01/15	02/29/20	81,000.00
						03/01/25	03/01/20	02/28/25	86,000.04
						03/01/30	03/01/25	02/28/30	90,999.96
						03/01/35	03/01/30	02/28/35	96,000.00
							03/01/35	02/28/15	101,000.04

Vacants

B-1	Vacant	1,900	0.5						38,494.00
		1,900

B-3	Vacant	4,580	1.2						50,380.00
		4,580

C 103	Vacant	2,800	0.7						40,600.00
		2,800

C-5	Vacant	3,000	0.8						45,000.00
		3,000

Totals:	Occupied Sqft: 96.84%	376,022							3,179,401.44				8.46	0.47	0.00	0.32	0.00	0.00	9.25
	Vacant Sqft: 3.16%	12,280							174,474.00
	Total Sqft:	388,302							3,353,875.44

Report ID: CPT_CMROLL	Rent Roll	Page: 29
Database: OZDBASE	OZ/CLP Trussville II LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

														— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%			Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint		Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
100	Sprint	2,500	0.9	06/01/12	05/31/15		06/01/12	05/31/15	66,875.04					26.75	4.37	0.00	0.79	0.00	0.00	31.91
		2,500

102	Leslie’s Swimming Pool Supplies	3,600	1.3	03/06/08	12/31/18	01/01/19	03/06/08	12/31/14	59,345.04	03/06/08		999,999,999		16.48	4.11	0.00	0.79	0.00	0.00	21.39
		3,600				01/01/24	01/01/15	12/31/18	64,886.28
							01/01/19	12/31/23	71,392.80
							01/01/24	12/31/18	78,507.00

104	Republic Finance	1,700	0.6	08/10/13	01/31/19	02/01/19	01/07/14	01/31/19	26,010.00					0.00	3.65	0.35	0.80	0.00	0.00	4.80
		1,700

110	Trio’s Restaurant	3,200	1.1	09/01/12	02/28/14	03/01/14	09/01/12	02/28/14	36,000.00	09/01/12			N	11.25	0.00	0.00	0.00	0.00	0.00	11.25
		3,200				03/01/15	03/01/14	02/28/15	54,000.00
							03/01/15	02/28/14	66,000.00

200	CATHERINE’S #5411	3,600	1.3	02/01/10	01/31/15	02/01/15	02/01/10	01/31/15	38,520.00	05/07/04	4.00	963,000		10.70	3.57	0.00	0.79	0.00	0.00	15.06
		3,600

201	Van’s Alterations	1,200	0.4	05/01/07	04/30/10		05/01/07	04/30/10	20,160.00	05/05/04	0.00	,000,000,000		16.80	5.20	0.00	0.79	0.00	0.00	22.79
		1,200

203	BOOK RACK	1,600	0.6	10/01/10	09/30/15		10/01/13	09/30/14	26,400.00					16.50	2.50	0.00	0.79	0.00	0.00	19.79
		1,600					10/01/14	09/30/15	27,200.04

204	Nail Studio / Professionail	1,200	0.4	02/01/04	01/31/14		02/01/11	01/31/14	28,800.00	01/05/04	6.00	400,000		24.00	5.20	0.00	0.79	0.00	0.00	29.99
		1,200								02/01/07	6.00	440,000
										02/01/11	6.00	480,000

206	Konomi Japanese Restaurant	6,000	2.1	04/01/09	03/31/14		04/01/09	03/31/14	117,180.00	03/05/04	4.00	2,550,000		19.53	5.18	0.00	0.79	0.00	0.00	25.50
		6,000								04/01/05	4.00	2,610,000
										04/01/06	4.00	2,670,000
										04/01/07	4.00	2,730,000
										04/01/08	4.00	2,790,000
										04/01/09	4.00	2,929,500

212	Sips N Strokes	1,600	0.6	09/30/13	09/30/18									0.00	0.00	0.00	0.00	0.00	0.00	0.00
		1,600

216	Moe’s Southwest Grill	2,800	1.0	04/15/04	02/28/14	03/01/14	04/01/09	03/31/14	53,340.00	04/15/04	4.00	1,214,499		19.05	4.62	0.00	0.79	0.00	0.00	24.47
		2,800				03/01/19	04/01/14	03/31/19	58,575.96	04/01/09	4.00	1,333,500
							04/01/19	02/28/14	64,344.00	04/01/14	4.00	1,464,399
										04/01/19	4.00	1,608,600

50	AGNEW JEWELERS	1,904	0.7	04/01/12	03/31/15		04/01/12	03/31/15	29,400.00	10/02/04		999,999,999		15.44	2.50	0.00	1.00	0.00	0.00	18.94
		1,904

A	Petsmart #l334	19,108	6.8	09/13/04	09/30/14	10/01/14	10/01/09	09/30/14	262,721.04	10/01/04		999,999,999	N	13.75	1.45	0.00	0.87	0.00	0.00	16.07
		19,108				10/01/19

MAJ 1	KOHL’S	88,406	31.3	10/25/03	10/31/02									0.00	0.05	0.00	0.00	0.00	0.00	0.05
		88,406

MAJ2	SAM’S CLUB #4817	136,103	48.1	06/01/04	06/30/03									0.00	0.09	0.00	0.00	0.00	0.00	0.09
		136,103

Vacants

106	Vacant	1,600	0.6						28,000.00
		1,600

108	Vacant	1,800	0.6						30,600.00

Report ID: CPT_CMROLL	Rent Roll	Page: 30
Database: OZDBASE	OZ/CLP Trussville II LLC	Date: 11/04/13
	As of November 04, 2013	User ID: MDAVIS

													— Current Annual Per SF Rates —
Suite		Lease SF	% of	— Lease Dates —		Renewal	— Rent Dates —		Annual	Breakpoint	%		Base	— Recoveries —
ID	Tenant Name	Meas. SF	Bldg SF	Start	Expire	Options	Start	End	Base Rent	Start Date	Rate	Breakpoint	Rent	CAM	Ins	RE Tax	FC CAM	Mktg	Total
				1,800

202	Vacant			1,200	0.4				20,400.00
				1,200

214	Vacant			1,600	0.6				27,600.00
				1,600

Totals:	Occupied Sqft: 97.79%			274,521					738,741.12				2.69	0.56	0.00	0.14	0.00	0.00	3.39
	Vacant Sqft: 2.21%			6,200					106,600.00
	Total Sqft:			280,721					845,341.12

Database: OZDBASE	Aged Delinquencies	Page: 1
Date: 11/4/2013
BLDG: 245201	OZ/CLP Beechwood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	90

245201-00020325		RANDSTAD STAFFING SERVICES		Master Occupant Id: 00012388-4			Day Due: 1 Delq Day: 10
		Lelvin Crowe		1 Current			Last Payment: 10/7/2013 4,079.88
		(770) 937-7087

10/3/2012	BRT	Base Rent	CR	-3,025.00	0.00	0.00	0.00	0.00	-3,025.00
10/3/2012	CAM	Current Year CAM	CR	-864.00	0.00	0.00	0.00	0.00	-864.00
11/7/2012	BRT	Base Rent	CR	-2,066.99	0.00	0.00	0.00	0.00	-2,066.99
11/7/2012	CAM	Current Year CAM	CR	-864.00	0.00	0.00	0.00	0.00	-864.00
RANDSTAD STAFFING SERVICES Total:				-6,819.99	0.00	0.00	0.00	0.00	-6,819.99

245201-00020446		GEORGIA THEATRE CO - II		Master Occupant Id: 00012389-3			Day Due: 1 Delq Day: 10
		Georgia Theatere Compant		14 Current			Last Payment: 10/3/2013 21,043.33
		912-634-5192

9/1/2013	BRT	Base Rent	CH	416.67	0.00	0.00	416.67	0.00	0.00
10/1/2013	BRT	Base Rent	CH	416.67	416.67	0.00	0.00	0.00	0.00
GEORGIA THEATRE CO - II Total:				833.34	416.67	0.00	416.67	0.00	0.00

245201-00016465		DICK FERGUSON		Master Occupant Id: 00012391-2			Day Due: 1 Delq Day: 10
		DICK FERGUSON		21 Current			Last Payment: 10/4/2013 4,906.33
		706-548-7246

3/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	0.00	0.00	38.00
3/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	0.00	0.00	49.00
4/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	0.00	0.00	38.00
4/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	0.00	0.00	49.00
5/1/2013	RET	Real Estate Tax	CH	87.00	0.00	0.00	0.00	0.00	87.00
6/1/2013	BRT	Base Rent	CH	516.67	0.00	0.00	0.00	0.00	516.67
6/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	0.00	0.00	38.00
6/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	0.00	0.00	49.00
7/1/2013	BRT	Base Rent	CH	516.67	0.00	0.00	0.00	0.00	516.67
7/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	0.00	0.00	38.00
7/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	0.00	0.00	49.00
8/1/2013	BRT	Base Rent	CH	516.67	0.00	0.00	0.00	516.67	0.00
8/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	0.00	38.00	0.00
8/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	0.00	49.00	0.00
9/1/2013	BRT	Base Rent	CH	516.67	0.00	0.00	516.67	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	38.00	0.00	0.00	38.00	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	49.00	0.00	0.00	49.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	516.67	516.67	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	38.00	38.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	49.00	49.00	0.00	0.00	0.00	0.00
DICK FERGUSON Total:				3,279.35	603.67	0.00	603.67	603.67	1,468.34

245201-00019524		UPS Store		Master Occupant Id: 00012392-3			Day Due: 1 Delq Day: 10
		Mark Browning		2 Current			Last Payment: 10/1/2013 3,451.67
		706-208-1870

5/15/2011	PYC	Prior Year CAM	CH	1,310.83	0.00	0.00	0.00	0.00	1,310.83
5/27/2012	PYC	Prior Year CAM	CH	1,114.00	0.00	0.00	0.00	0.00	1,114.00
5/27/2012	PYT	Prior Year RE Tax	CH	484.27	0.00	0.00	0.00	0.00	484.27
7/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
8/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
9/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
10/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
11/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
12/1/2012	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
1/1/2013	BRT	Base Rent	CH	62.82	0.00	0.00	0.00	0.00	62.82
1/1/2013	CAM	Current Year CAM	CH	184.45	0.00	0.00	0.00	0.00	184.45

Database: OZDBASE	Aged Delinquencies	Page: 2
Date: 11/4/2013
BLDG: 245201	OZ/CLP Beechwood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

1/1/2013	CAM	Current Year CAM	NC	-3.00	0.00	0.00	0.00	0.00	-3.00
1/1/2013	RET	Real Estate Tax	CH	29.73	0.00	0.00	0.00	0.00	29.73
2/1/2013	CAM	Current Year CAM	NC	-3.00	0.00	0.00	0.00	0.00	-3.00
3/1/2013	CAM	Current Year CAM	CH	184.45	0.00	0.00	0.00	0.00	184.45
3/1/2013	RET	Real Estate Tax	CH	79.55	0.00	0.00	0.00	0.00	79.55
3/1/2013	WCH	Water Charge	CH	10.00	0.00	0.00	0.00	0.00	10.00
4/1/2013	CAM	Current Year CAM	CH	184.45	0.00	0.00	0.00	0.00	184.45
4/1/2013	RET	Real Estate Tax	CH	79.55	0.00	0.00	0.00	0.00	79.55
4/1/2013	WCH	Water Charge	CH	10.00	0.00	0.00	0.00	0.00	10.00
4/29/2013	CAM	Current Year CAM	CR	-3.00	0.00	0.00	0.00	0.00	-3.00
5/26/2013	PYC	Prior Year CAM	CH	1,759,77	0.00	0.00	0.00	0.00	1,759.77
5/26/2013	PYT	Prior Year RE Tax	CH	1,215.39	0.00	0.00	0.00	0.00	1,215.39
6/3/2013	CAM	Current Year CAM	CR	-3.00	0.00	0.00	0.00	0.00	-3.00
7/1/2013	CAM	Current Year CAM	CR	-3.00	0.00	0.00	0.00	0.00	-3.00
7/30/2013	CAM	Current Year CAM	CR	-3.00	0.00	0.00	0.00	-3.00	0.00
9/10/2013	CAM	Current Year CAM	CR	-3.00	0.00	-3.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CR	-3.00	-3.00	0.00	0.00	0.00	0.00

	UPS Store Total:			7,062.18	-3.00	-3.00	0.00	-3.00	7,071.18

245201-00016456	JWR JEWELERS	Master Occupant Id: 00012393-3	Day Due: 1 Delq Day: 10
	JOHN OR PATTI REED	25 Current	Last Payment: 10/10/2013 4,164.00
(706) 543-9800

1/28/2013	PR1	Percentage Rent 1	CH	1,500.00	0.00	0.00	0.00	0.00	1,500.00

	JWR JEWELERS Total:			1,500.00	0.00	0.00	0.00	0.00	1,500.00

245201-00019450	HEADLINE HAIR AND NAIL SALON	Master Occupant Id: 00012396-4	Day Due: 1 Delq Day: 10
	Loi V. Nguyen	32 Current	Last Payment: 10/7/2013 4,013.33
678-979-6908

10/1/2012	BRT	Base Rent	CH	1,062.60	0.00	0.00	0.00	0.00	1,062.60
12/1/2012	BRT	Base Rent	CH	3,066.67	0.00	0.00	0.00	0.00	3,066.67
12/1/2012	CAM	Current Year CAM	CH	446.00	0.00	0.00	0.00	0.00	446.00
12/1/2012	RET	Real Estate Tax	CH	124.00	0.00	0.00	0.00	0.00	124.00
12/10/2012	LCH	Late Charge	CH	290.93	0.00	0.00	0.00	0.00	290.93
1/1/2013	BRT	Base Rent	CH	3,333.33	0.00	0.00	0.00	0.00	3,333.33
1/1/2013	CAM	Current Year CAM	CH	446.00	0.00	0.00	0.00	0.00	446.00
1/1/2013	CAM	Current Year CAM	NC	-16.00	0.00	0.00	0.00	0.00	-16.00
1/1/2013	RET	Real Estate Tax	CH	126.00	0.00	0.00	0.00	0.00	126.00
1/1/2013	RET	Real Estate Tax	CH	124.00	0.00	0.00	0.00	0.00	124.00
1/10/2013	LCH	Late Charge	CH	312.27	0.00	0.00	0.00	0.00	312.27
2/1/2013	BRT	Base Rent	CH	266.66	0.00	0.00	0.00	0.00	266.66
2/1/2013	CAM	Current Year CAM	CH	94.75	0.00	0.00	0.00	0.00	94.75
2/1/2013	CAM	Current Year CAM	NC	-16.00	0.00	0.00	0.00	0.00	-16.00
2/1/2013	RET	Real Estate Tax	CH	126.00	0.00	0.00	0.00	0.00	126.00
3/1/2013	BRT	Base Rent	CH	266.66	0.00	0.00	0.00	0.00	266.66
3/1/2013	CAM	Current Year CAM	CH	78.75	0.00	0.00	0.00	0.00	78.75
3/1/2013	RET	Real Estate Tax	CH	24.86	0.00	0.00	0.00	0.00	24.86
5/26/2013	PYC	Prior Year CAM	NC	-288.22	0.00	0.00	0.00	0.00	-288.22
5/26/2013	PYT	Prior Year RE Tax	CH	843.66	0.00	0.00	0.00	0.00	843.66

	HEADLINE HAIR AND NAIL SALON Total:			10,712.92	0.00	0.00	0.00	0.00	10,712.92

245201-00016489		US POSTAL SERVICE (44)		Master Occupant Id: 00012400-2			Day Due: 1 Delq Day: 30
		US POSTAL SERVICE		44 Current			Last Payment: 9/26/2013 28,304.50
		800-275-8777

10/1/2013	BRT	Base Rent	CH	28,304.50	28,304.50	0.00	0.00	0.00	0.00

	US POSTAL SERVICE (44) Total:			28,304.50	28,304.50	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 3
Date: 11/4/2013
BLDG: 245201	OZ/CLP Beechwood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245201-00016488		US POSTAL SERVICE (48)		Master Occupant Id: 00012403-2			Day Due: 1 Delq Day: 30
		US POSTAL SERVICE		48 Current			Last Payment: 9/26/2013 5,468.75
		800-275-8777

10/1/2013	BRT	Base Rent	CH	5,468.75	5,468.75	0.00	0.00	0.00	0.00

	US POSTAL SERVICE (48) Total:			5,468.75	5,468.75	0.00	0.00	0.00	0.00

245201-00016454		ATHENS CAFE, INC		Master Occupant Id: 00012404-2			Day Due: 1 Delq Day: 10
		ATHENS CAFE, INC		49 Current			Last Payment: 10/24/2013 10,684.96
		678-618-4301

10/10/2013	LCH	Late Charge	CH	35.77	35.77	0.00	0.00	0.00	0.00

	ATHENS CAFE, INC Total:			35.77	35.77	0.00	0.00	0.00	0.00

245201-00000249		TALBOTS #CC00622		Master Occupant Id: 00012411-3			Day Due: 1 Delq Day: 10
		TALBOTS #CC00622		52 Current			Last Payment: 9/30/2013 9,865.49

9/23/2013	RET	Real Estate Tax	CR	-63.95	0.00	-63.95	0.00	0.00	0.00

	TALBOTS #CC00622 Total:			-63.95	0.00	-63.95	0.00	0.00	0.00

245201-00016474		ANN TAYLOR LOFT #1378		Master Occupant Id: 00012413-1			Day Due: 1 Delq Day: 10
		David J. McFarland		41 Current			Last Payment: 9/30/2013 12,193.27
		(203) 283-8500

5/26/2013	PYI	Prior Year Insurance	NC	-60.40	0.00	0.00	0.00	0.00	-60.40
5/26/2013	PYT	Prior Year RE Tax	NC	-10.56	0.00	0.00	0.00	0.00	-10.56
6/24/2013	CAM	Current Year CAM	CR	-1,948.42	0.00	0.00	0.00	0.00	-1,948.42

	ANN TAYLOR LOFT #1378 Total:			-2,019.38	0.00	0.00	0.00	0.00	-2,019.38

246201-00000080		CHICO’S #452		Master Occupant Id: 00012414-3			Day Due: 1 Delq Day: 10
		GLORIA BAILEY		38 Current			Last Payment: 9/30/2013 4,523.81
		239-274-4844

5/27/2012	PYI	Prior Year Insurance	NC	-208.26	0.00	0.00	0.00	0.00	-208.26
5/27/2012	PYT	Prior Year RE Tax	CH	137.40	0.00	0.00	0.00	0.00	137.40
1/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
2/1/2013	BRT	Base Rent	CH	199.05	0.00	0.00	0.00	0.00	199.05
2/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
3/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
4/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
5/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
5/26/2013	PYC	Prior Year CAM	CH	69.55	0.00	0.00	0.00	0.00	69.55
5/26/2013	PYI	Prior Year Insurance	NC	-135.70	0.00	0.00	0.00	0.00	-135.70
5/26/2013	PYT	Prior Year RE Tax	CH	95.30	0.00	0.00	0.00	0.00	95.30
6/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
7/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	0.00	66.35
8/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	0.00	66.35	0.00
9/1/2013	INS	Current Year Insurance	CH	66.35	0.00	0.00	66.35	0.00	0.00
10/1/2013	INS	Current Year Insurance	CH	66.35	66.35	0.00	0.00	0.00	0.00

	CHICO’S #452 Total:			820.84	66.35	0.00	66.35	66.35	621.79

245201-00016483		BODYPLEX FITNESS ADVENTURE		Master Occupant Id: 00012418-1			Day Due: 1 Delq Day: 10
		Christopher Lonsford		29A Current			Last Payment: 10/3/2013 24,071.80
		(909) 754-4747

1/1/2013	CAM	Current Year CAM	CH	50.00	0.00	0.00	0.00	0.00	50.00
1/1/2013	CAM	Current Year CAM	CH	116.17	0.00	0.00	0.00	0.00	116.17
2/1/2013	CAM	Current Year CAM	CH	116.17	0.00	0.00	0.00	0.00	116.17
2/1/2013	CAM	Current Year CAM	CH	50.00	0.00	0.00	0.00	0.00	50.00

Database: OZDBASE	Aged Delinquencies	Page: 4
Date: 11/4/2013
BLDG: 245201	OZ/CLP Beechwood II LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

3/1/2013	CAM	Current Year CAM	CH	100.00	0.00	0.00	0.00	0.00	100.00

BODYPLEX FITNESS ADVENTURE Total:				432.34	0.00	0.00	0.00	0.00	432.34

245201-00016484	RU SANS	Master Occupant Id: 00012419-1	Day Due: 1 Delq Day: 10
	THAI NGUYEN	22 Current	Last Payment: 10/7/2013 6,454.85
(678) 982-0903

9/1/2013	BRT	Base Rent	CH	312.00	0.00	0.00	312.00	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	63.18	0.00	0.00	63.18	0.00	0.00
9/1/2013	INS	Current Year Insurance	CH	99.87	0.00	0.00	99.87	0.00	0.00
9/9/2013	CAM	Current Year CAM	CR	-350.00	0.00	-350.00	0.00	0.00	0.00
9/9/2013	MSC	Miscellaneous Income	CH	350.00	0.00	350.00	0.00	0.00	0.00
9/10/2013	RET	Real Estate Tax	CR	-75.28	0.00	-75.28	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	312.00	312.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	63.18	63.18	0.00	0.00	0.00	0.00
10/1/2013	INS	Current Year Insurance	CH	99.87	99.87	0.00	0.00	0.00	0.00
10/7/2013	RET	Real Estate Tax	CR	-75.28	-75.28	0.00	0.00	0.00	0.00
RU SANS Total:				799.54	399.77	-75.28	475.05	0.00	0.00

245201-00000023	PLATO’S CLOSET	Master Occupant Id: 00012422-2	Day Due: 1 Delq Day: 10
	Athensplatos@bellsouth.net	19 Current	Last Payment: 9/30/2013 7,100.00
(706) 255-0702

1/30/2013	CAM	Current Year CAM	CR	-1,656.13	0.00	0.00	0.00	0.00	-1,656.13

PLATO’S CLOSET Total:				-1,656.13	0.00	0.00	0.00	0.00	-1,656.13

245201-00016468	COLDWATER CREEK	Master Occupant Id: 00012425-1	Day Due: 1 Delq Day: 10
	COLDWATER CREEK	46 Current	Last Payment: 9/30/2013 9,366.93
208-265-3909

4/13/2012	PSL	Percent of Sales	CH	2,207.67	0.00	0.00	0.00	0.00	2,207.67
10/11/2012	PSL	Percent of Sates	CH	1,295.47	0.00	0.00	0.00	0.00	1,295.47

COLDWA TER CREEK Total:				3,503.14	0.00	0.00	0.00	0.00	3,503.14

245201-00020510		YOUR PIE		Master Occupant Id: 00013994-2			Day Due: 1 Delq Day: 10
		ANDREW FRENCH		3B Current			Last Payment: 10/4/2013 4,979.33
		(770) 883-9262

5/1/2013	BRT	Base Rent	CH	271.83	0.00	0.00	0.00	0.00	271.83

YOUR PIE Total:				271.83	0.00	0.00	0.00	0.00	271.83

BLDG 245201 Total:				52,465.05	35,292.48	-142.23	1,561.74	667.02	15,086.04

Database: OZDBASE	Aged Delinquencies	Page: 6
Date: 11/4/2013
BLDG: 245401	OZ/CLP Clay LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category	Source	Amount	Current	30	60	90	120

245401-00000002	Spirit Locker	Master Occupant Id: 00000001-1	Day Due: 1 Delq Day: 10
Nadir/Nusrat Lodhi	4 Current	Last Payment: 10//7/2013 1,948.96
205-853-3568

6/26/2013	PYC	Prior Year CAM	NC	-1,139.82	0.00	0.00	0.00	0.00	-1,139.82
6/26/2013	PYI	Prior Year Insurance	CH	15.17	0.00	0.00	0.00	0.00	15.17
6/26/2013	PYT	Prior Year RE Tax	CH	60.11	0.00	0.00	0.00	0.00	60.11

Spirit Locker Total:				-1,064.54	0.00	0.00	0.00	0.00	-1,064.54

245401-00000236	PASQUALE’S	Master Occupant Id: 0001253-4	Day Due: 1 Delq Day: 10
	RICHARD SESSIONS	13 Current	Last Payment: 10/7/2013 2,145.07
(205) 655-5840

6/1/2013	CAM	Current Year CAM	CH	206.98	0.00	0.00	0.00	0.00	206.98
6/26/2013	PYT	Prior Year RE Tax	CH	371.82	0.00	0.00	0.00	0.00	371.82
7/1/2013	CAM	Current Year CAM	CH	14.48	0.00	0.00	0.00	0.00	14.48
8/1/2013	CAM	Current Year CAM	CH	14.48	0.00	0.00	0.00	14.48	0.00
9/1/2013	CAM	Current Year CAM	CH	14.48	0.00	0.00	14.48	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	14.48	14.48	0.00	0.00	0.00	0.00

PASQUALE’S Total:				636.72	14.48	0.00	14.48	14.48	593.28

245401-00000237		Trussville Health & Wellness		Master Occupant Id: 00012455-4			Day Due: 1 Delq Day: 10
		Dr. Stephen K. Edwards		A Current			Last Payment: 9/25/2013 4,140.04
		205-578-1742

8/1/2013	CAM	Current Year CAM	CH	660.00	0.00	0.00	0.00	660.00	0.00
9/1/2013	CAM	Current Year CAM	CH	60.00	0.00	0.00	60.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	92.00	92.00	0.00	0.00	0.00	0.00

Trussville Health & Wellness Total:				812.00	92.00	0.00	60.00	660.00	0.00

245401-00019652		Subway #25644		Master Occupant Id: 00012458-2			Day Due: 1 Delq Day: 10
		Nick Patel		12-15 Current			Last Payment: 10/8/20i3 3,341.88
		43-244-3725

5/1/2013	CAM	Current Year CAM	CH	59.69	0.00	0.00	0.00	0.00	59.69
6/26/2013	PYC	Prior Year CAM	NC	-1,748.16	0.00	0.00	0.00	0.00	-1,748.16
6/26/2013	PYT	Prior Year RE Tax	CH	94.72	0.00	0.00	0.00	0.00	94.72

Subway #25644 Total:				-1,593.75	0.00	0.00	0.00	0.00	-1,593.75

245401-00000373		Phil Rose Shoes		Master Occupant Id: 00014482-2			Day Due: 1 Delq Day: 10
		Phil T. Rose		6B-1 Current			Last Payment: 10/2/2013 2,400.00
		25-853-8635

9/1/2013	BRT	Base Rent	CH	200.00	0.00	0.00	200.00	0.00	0.00

Phil Rose Shoes Total:				200.00	0.00	0.00	200.00	0.00	0.00

245401-00020328		Dang’s Alterations		Master Occupant Id:00014530-2			Day Due: 1 Delq Day: 10
		Thi Nguyen		1 Current			Last Payment: 10/21/2013 1,100.00
		(205) 853-5435

10/21/2013	BRT	Base Rent	CR	-1,100.00	-1,100.00	0.00	0.00	0.00	0.00

Dang’s Alterations Total:				-1,100.00	-1,100.00	0.00	0.00	0.00	0.00

245401-00020524		American Buffet		Master Occupant Id: 00014837-1			Day Due: 1 Delq Day: 10
		Cuong V Huynh		E Current			Last Payment: 9/23/2013 4,414.23
		(205) 602-8398

9/23/2013	BRT	Base Rent	CR	-4,414.23	0.00	-4,414.23	0.00	0.00	0.00

American Buffet Total:				-4,414.23	0.00	-4,414.23	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 7
Date: 11/4/2013
BLDG: 245401	OZ/CLP Clay LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category	Source	Amount	Current	30	60	90	120

BLDG 245401 Total:			-6,523.80	-993.52	-4,414.23	274.48	674.48	-2,065.01

Database: OZDBASE	Aged Delinquencies	Page: 3
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245601-00018542		James Avery Craftsman, Inc.		Master Occupant Id: 00012502-2			Day Due: 1 Delq Day: 10
		Lori Titsworth email in notes		740 Inactive			Last Payment: 10/21/2013 32.29
		(830) 895-6633

10/21/2013	WCH	Water Charge	CR	-32.29	-32.29	0.00	0.00	0.00	0.00

James Avery Craftsman, Inc. Total:				-32.29	-32.29	0.00	0.00	0.00	0.00

245601-00016574		Chico’s #445		Master Occupant Id: 00012507-1			Day Due: 1 Delq Day: 10
		Rebecca Sluder		876 Inactive			Last Payment: 9/30/2013 7,769.44
		239-274-4180

3/15/2010	WCH	Water Charge	NC	-26.44	0.00	0.00	0.00	0.00	-26.44
5/15/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
6/25/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
7/15/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
8/16/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
9/15/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
10/15/2010	WCH	Water Charge	CH	0.07	0.00	0.00	0.00	0.00	0.07
1/18/2011	WCH	Water Charge	CH	10.71	0.00	0.00	0.00	0.00	10.71
2/15/2011	WCH	Water Charge	CH	100.50	0.00	0.00	0.00	0.00	100.50
3/1/2011	WCH	Water Charge	CH	130.39	0.00	0.00	0.00	0.00	130.39
4/15/2011	WCH	Water Charge	CH	246.13	0.00	0.00	0.00	0.00	246.13
6/15/2011	WCH	Water Charge	CH	217.20	0.00	0.00	0.00	0.00	217.20
7/15/2011	WCH	Water Charge	CH	12.48	0.00	0.00	0.00	0.00	12.48
9/5/2011	WCH	Water Charge	CH	10.52	0.00	0.00	0.00	0.00	10.52
1/30/2012	WCH	Water Charge	CR	-8.52	0.00	0.00	0.00	0.00	-8.52
2/29/2012	WCH	Water Charge	CR	-8.52	0.00	0.00	0.00	0.00	-8.52
4/2/2012	WCH	Water Charge	CR	-8.52	0.00	0.00	0.00	0.00	-8.52
5/2/2012	WCH	Water Charge	CR	-5.89	0.00	0.00	0.00	0.00	-5.89
5/27/2012	PYI	Prior Year Insurance	CH	12.37	0.00	0.00	0.00	0.00	12.37
5/27/2012	PYT	Prior Year RE Tax	CH	357.53	0.00	0.00	0.00	0.00	357.53
5/31/2012	WCH	Water Charge	CR	-7.94	0.00	0.00	0.00	0.00	-7.94
6/29/2012	WCH	Water Charge	CR	-6.13	0.00	0.00	0.00	0.00	-6.13
7/30/2012	WCH	Water Charge	CR	-7.94	0.00	0.00	0.00	0.00	-7.94
8/30/2012	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
10/1/2012	WCH	Water Charge	CR	-7.94	0.00	0.00	0.00	0.00	-7.94
10/29/2012	PYI	Prior Year Insurance	CR	-94.76	0.00	0.00	0.00	0.00	-94.76
10/31/2012	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
11/30/2012	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
12/31/2012	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
2/1/2013	WCH	Water Charge	CR	-6.13	0.00	0.00	0.00	0.00	-6.13
3/1/2013	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
3/29/2013	WCH	Water Charge	CR	-8.84	0.00	0.00	0.00	0.00	-8.84
4/29/2013	WCH	Water Charge	CR	-7.03	0.00	0.00	0.00	0.00	-7.03
6/3/2013	WCH	Water Charge	CR	-6.33	0.00	0.00	0.00	0.00	-6.33
7/1/2013	WCH	Water Charge	CR	-6.33	0.00	0.00	0.00	0.00	-6.33
8/1/2013	WCH	Water Charge	CR	-7.27	0.00	0.00	0.00	-7.27	0.00
8/30/2013	WCH	Water Charge	CR	-6.33	0.00	0.00	-6.33	0.00	0.00
9/30/2013	WCH	Water Charge	CR	-7.27	0.00	-7.27	0.00	0.00	0.00

Chico’s 445 Total:				824.97	0.00	-7.27	-6.33	-7.27	845.84

245601-00019600		Gamestop, Inc. - EB #5569***b		Master Occupant Id: 00012518-2			Day Due: 1 Delq Day: 10
				708 Inactive			Last Payment: 7/22/2013 16.36
		(817) 424-2120

7/26/2013	PYC	Prior Year CAM	NC	-39.80	0.00	0.00	0.00	-39.80	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-52.25	0.00	0.00	0.00	-52.25	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	2,089.58	0.00	0.00	0.00	2,089.58	0.00
8/5/2013	WCH	Water Charge	CH	16.36	0.00	0.00	16.36	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 4
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category	Source	Amount	Current	30	60	90	120

Gamestop, Inc. - EB #5569***b Total:			2,013.89	0.00	0.00	16.36	1,997.53	0.00

BLDG 245601 Total:			2,806.57	-32.29	-7.27	10.03	1,990.26	845.84

Database: OZDBASE	Aged Delinquencies	Page: 13
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245601-00000268		LeGLORY’S SALON AND SPA		Master Occupant Id: 00000159-1			Day Due: 1 Delq Day: 10
		Jessy Treece		722 Current			Last Payment: 10/7/2013 7,047.94
		(281) 883-7871

10/1/2013	BRT	Base Rent	CH	2,500.00	2,500.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	360.00	360.00	0.00	0.00	0.00	0.00
10/1/2013	INS	Current Year Insurance	CH	25.00	25.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	420.00	420.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	264.40	264.40	0.00	0.00	0.00	0.00

LeGLORY’S SALON AND SPA Total:				3,569.40	3,569.40	0.00	0.00	0.00	0.00

245601-00000285		Made Ya Smile Dental		Master Occupant Id: 00000170-1			Day Due: 1 Delq Day: 10
		drkesner@madeyasmile.com		535 Current			Last Payment: 10/1/2013 6,946.07
		(281) 849-7345

8/5/2012	WCH	Water Charge	CH	38.14	0.00	0.00	0.00	0.00	38.14
9/1/2012	BRT	Base Rent	CH	1,946.07	0.00	0.00	0.00	0.00	1,946.07
9/5/2012	WCH	Water Charge	CH	29.10	0.00	0.00	0.00	0.00	29.10
10/5/2012	WCH	Water Charge	CH	14.64	0.00	0.00	0.00	0.00	14.64
1/5/2013	WCH	Water Charge	CH	32.30	0.00	0.00	0.00	0.00	32.30
3/5/2013	WCH	Water Charge	CH	31.16	0.00	0.00	0.00	0.00	31.16
4/5/2013	WCH	Water Charge	CH	31.16	0.00	0.00	0.00	0.00	31.16
10/1/2013	BRT	Base Rent	CR	-5.663.33	-5.663.33	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CR	-753.22	-753.22	0.00	0.00	0.00	0.00
10/1/2013	INS	Current Year Insurance	CR	-31.15	-31.15	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CR	-498.37	-498.37	0.00	0.00	0.00	0.00

Made Ya Smile Dental Total:				-4,823.50	-6,946.07	0.00	0.00	0.00	2,122.57

245601-00016566		Randall’s #1776		Master Occupant Id: 00012495-1			Day Due: 1 Delq Day: 10
		VP - Real Estate		600 Current			Last Payment: 10/25/2013 826.61

7/26/2013	PYC	Prior Year CAM	CH	353.01	0.00	0.00	0.00	353.01	0.00
10/1/2013	CAM	Current Year CAM	CH	696.63	696.63	0.00	0.00	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-826.61	-826.61	0.00	0.00	0.00	0.00

Randall’s #1776 Total:				223.03	-129.98	0.00	0.00	353.01	0.00

245601-00000335		TGF Salon #60421		Master Occupant Id: 00012497-4			Day Due: 1 Delq Day: 10
		Susan Harper		524 Current			Last Payment: 10/25/2013 32.29
		(952) 947-7777

10/25/2013	WCH	Water Charge	CR	-32.29	-32.29	0.00	0.00	0.00	0.00

TCF Salon #60421 Total:				-32.29	-32.29	0.00	0.00	0.00	0.00

245601-00000229		UPS Store		Master Occupant Id: 00012498-3			Day Due: 1 Delq Day: 10
		Barry Barnes		526 Current			Last Payment: 10/21/2013 32.29
		281-923-1260

5/5/2013	WCH	Water Charge	CH	31.16	0.00	0.00	0.00	0.00	31.16
10/1/2013	BRT	Base Rent	CH	82.55	82.55	0.00	0.00	0.00	0.00
10/21/2013	WCH	Water Charge	CR	-32.29	-32.29	0.00	0.00	0.00	0.00

UPS Store Total:				81.42	50.26	0.00	0.00	0.00	31.16

245601-00020308		Claire’s #6102		Master Occupant Id: 00012501-3			Day Due: 1 Delq Day: 10
		Heather Ruies		732 Current			Last Payment: 10/7/2013 6,761.67
		(954) 433-3900

10/5/2013	WCH	Water Charge	CH	32.29	32.29	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 14
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

Clalre’s #6102 Total:				32.29	32.29	0.00	0.00	0.00	0.00

245601-00016571		Carrabba’s #9415		Master Occupant Id: 00012504-1			Day Due: 1 Delq Day: 10
		Lease Administration		750 Current			Last Payment: 10/25/2013 7,697.67
		813-282-1224

10/25/2013	BRT	Base Rent	CR	-6,966.67	-6,966.67	0.00	0.00	0.00	0.00
10/25/2013	CAM	Current Year CAM	CR	-731.00	-731.00	0.00	0.00	0.00	0.00
Carrabba’s #9415 Total:				-7,697.67	-7,697.67	0.00	0.00	0.00	0.00

245601 -00016575		Talbots #663		Master Occupant Id: 00012508-1			Day Due: 1 Delq Day: 10
		Talbots Lease Svcs, Store 663		880 Current			Last Payment: 10/11/2013 174.44
		614-423-5110

10/5/2013	WCH	Water Charge	CH	16.36	16.36	0.00	0.00	0.00	0.00
Talbots #663 Total:				16.36	16.36	0.00	0.00	0.00	0.00

245601-00016579		Children’s Place #1737		Master Occupant Id: 00012512-1			Day Due: 1 Delq Day: 10
		Valerie Vargas-Sanchez		756 Current			Last Payment: 10/7/2013 10,240.00
		(201) 601-8365

7/26/2013	PYC	Prior Year CAM	CH	119.89	0.00	0.00	0.00	119.89	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-174.16	0.00	0.00	0.00	-174.16	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	6,941.27	0.00	0.00	0.00	6,941.27	0.00
Children’s Place #1737 Total:				6,887.00	0.00	0.00	0.00	6,887.00	0.00

245601-00000364		Rachael’s Hallmark		Master Occupant Id: 00012514- 3			Day Due: 1 Delq Day: 10
		Robert Hooker		724A Current			Last Payment: 10/4/2013 5,935.81

1/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0,00	0.00	0.00	412.00
2/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
3/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
4/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
5/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
6/1/2013	CAM	Current Year CAM	CH	25.69	0.00	0.00	0.00	0.00	25.69
6/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
7/1/2013	CAM	Current Year CAM	CH	25.69	0.00	0.00	0.00	0.00	25.69
7/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	0.00	412.00
7/26/2013	PYC	Prior Year CAM	CH	318.79	0.00	0.00	0.00	318.79	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-167.77	0.00	0.00	0.00	-167.77	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	6,516.44	0.00	0.00	0.00	6,516.44	0.00
8/1/2013	CAM	Current Year CAM	CH	25.69	0.00	0.00	0.00	25.69	0.00
8/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	0.00	412.00	0.00
9/1/2013	CAM	Current Year CAM	CH	25.69	0.00	0.00	25.69	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	412.00	0.00	0.00	412.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	25.69	25.69	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	412.00	412.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	25.00	25.00	0.00	0.00	0.00	0.00
Rachael’s Hallmark Total:				10,940.91	462.69	0.00	437.69	7,105.15	2,935.38

245601-00000334		Portrait Innovations		Master Occupant Id: 00012519-2			Day Due: 1 Delq Day: 10
		Brian Meranto		502 Current			Last Payment: 10/21/2013 32.29
		(704) 499-9328

10/21/2013	WCH	Water Charge	CR	-32.29	-32.29	0.00	0.00	0.00	0.00
Portrait Innovations Total:				-32.29	-32.29	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 15
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245601-00000272		Massage Envy Spa		Master Occupant Id: 00012520-2			Day Due: 1 Delq Day: 10
		thai.nguyen@me.com		724B Current			Last Payment: 9/27/2013 7,466.00
		(713) 298-7425

9/1/2013	CAM	Current Year CAM	CH	430.00	0.00	0.00	430.00	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	1,090.00	0.00	0.00	1,090.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	200.00	0.00	200.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	19.00	19.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	421.00	421.00	0.00	0.00	0.00	0.00
10/5/2013	WCH	Water Charge	CH	170.97	170.97	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	200.00	200.00	0.00	0.00	0.00	0.00
Massage Envy Spa Total:				2,530.97	810.97	200.00	1,520.00	0.00	0.00

245601-00017943		Kingwood Spine & Wellness		Master Occupant Id: 00013673-1			Day Due: 1 Delq Day: 10
		David Massey, D.C.		530 Current			Last Payment: 10/4/2013 3,446.00
		(713) 480-2578

4/1/2013	BRT	Base Rent	CH	64.13	0.00	0.00	0.00	0.00	64.13
5/1/2013	BRT	Base Rent	CH	200.00	0.00	0.00	0.00	0.00	200.00
7/26/2013	PYC	Prior Year CAM	NC	-56.63	0.00	0.00	0.00	-56.63	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-52.25	0.00	0.00	0.00	-52.25	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	2,089.58	0.00	0.00	0.00	2,089.58	0.00
9/1/2013	BRT	Base Rent	CH	200.00	0.00	0.00	200.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	200.00	200.00	0.00	0.00	0.00	0.00
Kingwood Spine & Wellness Total:				2,644.83	200.00	0.00	200.00	1,980.70	264.13

245601-00018618		Pizza Hut		Master Occupant id: 00014124-1			Day Due: 1 Delq Day: 10
		Collette Redfern		720 Current			Last Payment: 10/21/2013 119.18
		210-408-2437

10/21/2013	WCH	Water Charge	CR	-119.18	-119.18	0.00	0.00	0.00	0.00
Pizza Hut Total:				-119.18	-119.18	0.00	0.00	0.00	0.00

245601-00019023		Verizon - Zoom Wireless		Master Occupant ld: 00014325-1			Day Due: 1 Delq Day: 10
		Manwant Singh		712 Current			Last Payment: 10/4/2013 4,444.51
		281-251-6111 hm

7/26/2013	PYC	Prior Year CAM	NC	-93.12	0.00	0.00	0.00	-93.12	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-71.19	0.00	0.00	0.00	-71.19	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	2,995.08	0.00	0.00	0.00	2,995.08	0.00
Verizon - Zoom Wireless Total:				2,830.77	0.00	0.00	0.00	2,830.77	0.00

245601-00000339		Zachary’s Cajun Cafe		Master Occupant Id: 00014396-2			Day Due: 1 Delq Day: 1
		Timothy Burke		716 Current			Last Payment: 10/3/2013 11,978.25
		(281) 705-6374

7/26/2013	PYT	Prior Year RE Tax	CH	3,283.19	0.00	0.00	0.00	3,283.19	0.00
10/10/2013	LCH	Late Charge	CH	250.00	250.00	0.00	0.00	0.00	0.00
Zachary’s Cajun Cafe Total:				3,533.19	250.00	0.00	0.00	3,283.19	0.00

245601-00020449		Soma Intimates #5385		Master Occupant Id: 00014812-1			Day Due: 1 Delq Day: 10
		Lease Admin Dept		830A Current			Last Payment: 10/17/2013 4,289.83

7/5/2013	WCH	Water Charge	CH	32.29	0.00	0.00	0.00	32.29	0.00
8/5/2013	WCH	Water Charge	CH	32.29	0.00	0.00	32.29	0.00	0.00
10/5/2013	WCH	Water Charge	CH	21.79	21.79	0.00	0.00	0.00	0.00
Soma Intimates #5385 Total:				86.37	21.79	0.00	32.29	32.29	0.00

Database: OZDBASE	Aged Delinquencies	Page: 16
Date: 11/4/2013
BLDG: 245601	OZ/CLP Kingwood Commons LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245601-00020452		White House/Black Market, Inc #3607		Master Occupant Id: 00014814-1			Day Due: 1 Delq Day: 10
				776 Current			Last payment: 9/30/2013 7,547.59

10/5/2013	WCH	Water Charge	CH	18.80	18.80	0.00	0.00	0.00	0.00
White House/Black Market, Inc #3607 Total:				18.80	18.80	0.00	0.00	0.00	0.00
BLDG 245601 Total:				20,690.41	-9,524.92	200.00	2,189.98	22,472.11	5,353.24

Database: OZDBASE	Aged Delinquencies	Page: 6
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245901-00016678		Busy Body***b		Master Occupant id: 00012637-1			Day Due: 1 Delq Day: 10
		Stan Terry		121C Inactive			Last Payment: 7/22/2013 53.73
		(832) 358-8900

5/27/2012	PYT	Prior Year RE Tax	NC	-11.15	0.00	0.00	0.00	0.00	-11.15
7/22/2013	CAM	Current Year CAM	CR	-53.73	0.00	0.00	0.00	-53.73	0.00
Busy Body***b Total:				-64.88	0.00	0.00	0.00	-53.73	-11.15

245901-00017942		Jenny Craig***b		Master Occupant Id: 00013672-1			Day Due: 1 Delq Day: 10
		Mark Schoffstall		725 Inactive			Last Payment: 3/4/2013 65.84
		(760) 696-4820

5/27/2012	PYC	Prior Year CAM	NC	-169.13	0.00	0.00	0.00	0.00	-169.13
5/27/2012	PYI	Prior Year Insurance	NC	-29.29	0.00	0.00	0.00	0.00	-29.29
5/27/2012	PYT	Prior Year RE Tax	NC	-103.53	0.00	0.00	0.00	0.00	-103.53
7/26/2013	PYC	Prior Year CAM	NC	-139.68	0.00	0.00	0.00	-139.68	0.00
7/26/2013	PYC	Prior Year CAM	NC	-404.25	0.00	0.00	0.00	-404.25	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-21.10	0.00	0.00	0.00	-21.10	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-142.35	0.00	0.00	0.00	-142.35	0.00
Jenny Craig***b Total:				-1,009.33	0.00	0.00	0.00	-707.38	-301.95
BLDG 245901 Total:				-1,074.21	0.00	0.00	0.00	-761.11	-313.10

Database: OZDBASE	Aged Delinquencies	Page: 30
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245901-00000260		Another Broken Egg		Master Occupant Id: 00000154-1			Day Due: 1 Delq Day: 10
		allengminer@aol.com		102 Current			Last Payment: 10/21/2013 544.58
		(281) 651-2276

10/21/2013	WCH	Water Charge	CR	-544.58	-544.58	0.00	0.00	0.00	0.00
Another Broken Egg Total:				-544.58	-544.58	0.00	0.00	0.00	0.00

245901-00020499		Casual Male Big & Tall #9806		Master Occupant Id: 00012600-3			Day Due: 1 Delq Day: 10
		Donna Marinofsky email in note		400 Current			Last Payment: 9/30/2013 10,461.00
		(781) 828-9300 ext. 2247

10/5/2013	WCH	Water Charge	CH	50.00	50.00	0.00	0.00	0.00	0.00
Casual Male Big & Tall #9806 Total:				50.00	50.00	0.00	0.00	0.00	0.00

245901-00016689		Buca di Beppo		Master Occupant Id: 00012603-1			Day Due: 1 Delq Day: 15
		Stefan		500 Current			Last Payment: 9/26/2013 13,664.61
		612-225-3292

7/26/2013	PYC	Prior Year CAM	CH	17,091.83	0.00	0.00	0.00	17,091.83	0.00
10/1/2013	BRT	Base Rent	CH	13,664.61	13,664.61	0.00	0.00	0.00	0.00
Buca di Beppo Total:				30,756.44	13,664.61	0.00	0.00	17,091.83	0.00

245901-00020457		Vitamin Shoppe Store #192		Master Occupant Id: 00012604-2			Day Due: 1 Delq Day: 10
		Judy/Kerry Madden		700 Current			Last Payment: 10/24/2013 53.26
		(201) 624-3208

10/24/2013	WCH	Water Charge	CR	-53.26	-53.26	0.00	0.00	0.00	0.00
Vitamin Shoppe Store #192 Total:				-53.26	-53.26	0.00	0.00	0.00	0.00

245901-00000094		Warehouse Pool Supply #1017		Master Occupant Id: 00012606-3			Day Due: 1 Delq Day: 10
		Jim lacobazzi-Dir. RE		101 Current			Last Payment: 10/4/2013 10,030.72
		(602) 366-3809

7/1/2013	WCH	Water Charge	CR	-68.97	0.00	0.00	0.00	0.00	-68.97
7/5/2013	CAM	Current Year CAM	CR	-60.72	0.00	0.00	0.00	-60.72	0.00
7/26/2013	PYC	Prior Year CAM	NC	-834.37	0.00	0.00	0.00	-834.37	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-28.23	0.00	0.00	0.00	-28.23	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-267.54	0.00	0.00	0.00	-267.54	0.00
8/5/2013	CAM	Current Year CAM	CR	-60.72	0.00	0.00	-60.72	0.00	0.00
9/3/2013	CAM	Current Year CAM	CR	-60.72	0.00	-60.72	0.00	0.00	0.00
10/4/2013	CAM	Current Year CAM	CR	-60.72	-60.72	0.00	0.00	0.00	0.00
10/5/2013	WCH	Water Charge	CH	55.47	55.47	0.00	0.00	0.00	0.00
Warehouse Pool Supply #1017 Total:				-1,386.52	-5.25	-60.72	-60.72	-1,190.86	-68.97

245901-00000230		Michael’s #2023		Master Occupant Id: 00012608-2			Day Due: 1 Delq Day: 10
		Connie Lewis-email in notes		104 Current			Last Payment: 9/30/2013 34,133.90
		(469) 759-5588

1/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
1/1/2013	INS	Current Year Insurance	NC	-46.83	0.00	0.00	0.00	0.00	-46.83
1/1/2013	RET	Real Estate Tax	NC	-55.74	0.00	0.00	0.00	0.00	-55.74
1/22/2013	WCH	Water Charge	CR	-110.22	0.00	0.00	0.00	0.00	-110.22
2/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
2/1/2013	INS	Current Year Insurance	NC	-46.83	0.00	0.00	0.00	0.00	-46.83
2/1/2013	RET	Real Estate Tax	NC	-55.74	0.00	0.00	0.00	0.00	-55.74
2/27/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	0.00	-55.83
2/27/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	0.00	-54.74
3/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
3/29/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	0.00	-55.83
3/29/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	0.00	-54.74

Database: OZDBASE	Aged Delinquencies	Page: 31
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

4/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
4/29/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	0.00	-55.83
4/29/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	0.00	-54.74
5/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
5/31/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	0.00	-55.83
5/31/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	0.00	-54.74
6/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
6/28/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	0.00	-55.83
6/28/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	0.00	-54.74
7/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	0.00	44.84
7/26/2013	PYC	Prior Year CAM	NC	-1,620.40	0.00	0.00	0.00	-1,620.40	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-771.74	0.00	0.00	0.00	-771.74	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-2,384.97	0.00	0.00	0.00	-2,384.97	0.00
7/29/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	0.00	-55.83	0.00
7/29/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	0.00	-54.74	0.00
8/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	0.00	44.84	0.00
8/19/2013	WCH	Water Charge	CR	-0.09	0.00	0.00	-0.09	0.00	0.00
8/26/2013	WCH	Water Charge	CR	-41.11	0.00	0.00	-41.11	0.00	0.00
8/28/2013	INS	Current Year Insurance	CR	-55.83	0.00	0.00	-55.83	0.00	0.00
8/28/2013	RET	Real Estate Tax	CR	-54.74	0.00	0.00	-54.74	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	44.84	0.00	0.00	44.84	0.00	0.00
9/30/2013	INS	Current Year Insurance	CR	-55.83	0.00	-55.83	0.00	0.00	0.00
9/30/2013	RET	Real Estate Tax	CR	-54.74	0.00	-54.74	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	44.84	44.84	0.00	0.00	0.00	0.00
Michael’s #2023 Total:				-5,569.83	44.84	-110.57	-106.93	-4,842.84	-554.33

245901-00000208		Lifeway Christian Store #9255		Master Occupant Id: 00012610-3			Day Due: 1 Delq Day: 10
		Melita Browning		106 Current			Last Payment: 10/24/2013 59.32
		(615) 251-3671

10/24/2013	WCH	Water Charge	CR	-59.32	-59.32	0.00	0.00	0.00	0.00
Lifeway Christian Store #9255 Total:				-59.32	-59.32	0.00	0.00	0.00	0.00

245901-00016671		Famous Footwear #2556		Master Occupant Id: 00012612-3			Day Due: 1 Delq Day: 10
		Fred Busch - fbusch@brownshoe.		111L Current			Last Payment: 10/23/2012 50.00
		(608) 829-3668

7/26/2013	PYI	Prior Year Insurance	NC	-233.03	0.00	0.00	0.00	-233.03	0.00
10/23/2013	WCH	Water Charge	CR	-50.00	-50.00	0.00	0.00	0.00	0.00
Famous Footwear #2556 Total:				-283.03	-50.00	0.00	0.00	-233.03	0.00

245901-00000048		Dress Barn #0000177		Master Occupant Id: 00012613-3			Day Due: 1 Delq Day: 10
		Dolores Lublanezki		108 Current			Last Payment: 10/25/2013 52.28
		(845) 369-4598

2/5/2012	WCH	Water Charge	CH	54.15	0.00	0.00	0.00	0.00	54.15
7/5/2012	WCH	Water Charge	CH	55.59	0.00	0.00	0.00	0.00	55.59
2/5/2013	WCH	Water Charge	CH	54.10	0.00	0.00	0.00	0.00	54.10
5/1/2013	BRT	Base Rent	CH	1,023.36	0.00	0.00	0.00	0.00	1,023.36
7/26/2013	PYC	Prior Year CAM	NC	-3,015.20	0.00	0.00	0.00	-3,015.20	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-293.54	0.00	0.00	0.00	-293.54	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-906.96	0.00	0.00	0.00	-906.96	0.00
8/5/2013	WCH	Water Charge	CH	52.89	0.00	0.00	52.89	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-52.28	-52.28	0.00	0.00	0.00	0.00
Dress Barn #0000177 Total:				-3,027.89	-52.28	0.00	52.89	-4,215.70	1,187.20

Database: OZDBASE	Aged Delinquencies	Page: 32
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245901-00000321		Trudy’s Hallmark		Master Occupant Id: 00012615-3			Day Due: 1 Delq Day: 10
		Devki Aggarwal		111A Current			Last Payment: 10/4/2013 10,643.50
		713-856-9195
11/7/2012	CAM	Current Year CAM	CR	-1,137.54	0.00	0.00	0.00	0.00	-1,137.54
Trudy’s Hallmark Total:				-1,137.54	0.00	0.00	0.00	0.00	-1,137.54
245901-00019599		JP Children’s Boutique		Master Occupant Id: 00012616-2			Day Due: 1 Delq Day: 10
		Jennifer Palau		116C Current			Last Payment: 10/8/2013 4,049.50
		(281) 298-9945
8/8/2013	CAM	Current Year CAM	CR	-18.00	0.00	0.00	-18.00	0.00	0.00
9/9/2013	CAM	Current Year CAM	CR	-18.00	0.00	-18.00	0.00	0.00	0.00
10/8/2013	CAM	Current Year CAM	CR	-18.00	-18.00	0.00	0.00	0.00	0.00
JP Children’s Boutique Total:				-54.00	-18.00	-18.00	-18.00	0.00	0.00
245901-00016698		Pie Town		Master Occupant Id: 00012618-1			Day Due: 1 Delq Day: 10
		Pie Town		111D Current			Last Payment: 10/21/2013 400.00
		(936) 321-5681
10/1/2013	BRT	Base Rent	CH	1,285.22	1,285.22	0.00	0.00	0.00	0.00
Pie Town Total:				1,285.22	1,285.22	0.00	0.00	0.00	0.00

245901-00000263		Bath & Body Works #10144		Master Occupant Id: 00012619-2			Day Due: 1 Delq Day: 10
		Ailyson Wu		111J Current			Last Payment: 19/30/2013 6,351.67
		(614) 415-7630
7/5/2013	WCH	Water Charge	CH	50.33	0.00	0.00	0.00	50.33	0.00
Bath & Body Works #10144 Total:				50.33	0.00	0.00	0.00	50.33	0.00

245901-00000096		Old Navy #6450		Master Occupant Id: 00012620-2			Day Due: 1 Delq Day: 10
		Brandon Lesarlley		112 Current			Last Payment: 10/25/2013 64.91
		(505) 462-0008
1/1/2013	INS	Current Year Insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
1/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
2/1/2013	INS	Current Year insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
2/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
3/1/2013	INS	Current Year Insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
3/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
4/1/2013	INS	Current Year Insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
4/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
5/1/2013	INS	Current Year Insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
5/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
6/1/2013	INS	Current Year Insurance	NC	-7.00	0.00	0.00	0.00	0.00	-7.00
6/1/2013	RET	Real Estate Tax	NC	-704.00	0.00	0.00	0.00	0.00	-704.00
6/24/2013	INS	Current Year Insurance	CR	-7.00	0.00	0.00	0.00	0.00	-7.00
6/24/2013	RET	Real Estate Tax	CR	-703.97	0.00	0.00	0.00	0.00	-703.97
7/26/2013	PYT	Prior Year RE Tax	NC	-8,536.80	0.00	0.00	0.00	-8,536.80	0.00
7/29/2013	INS	Current Year Insurance	CR	-7.00	0.00	0.00	0.00	-7.00	0.00
7/29/2013	RET	Real Estate Tax	CR	-703.97	0.00	0.00	0.00	-703.97	0.00
8/28/2013	INS	Current Year Insurance	CR	-7.00	0.00	0.00	-7.00	0.00	0.00
8/28/2013	RET	Real Estate Tax	CR	-703.97	0.00	0.00	-703.97	0.00	0.00
9/27/2013	INS	Current Year Insurance	CR	-7.00	0.00	-7.00	0.00	0.00	0.00
9/27/2013	RET	Real Estate Tax	CR	-703.97	0.00	-703.97	0.00	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-64.91	-64.91	0.00	0.00	0.00	0.00
Old Navy #6450 Total:				-15,711.59	-64.91	-710.97	-710.97	-9,247.77	-4,976.97

Database: OZDBASE	Aged Delinquencies	Page: 33
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245901-00018813		Petsmart Store #1046		Master Occupant Id: 00012621-2			Day Due: 1 Delq Day: 10
				114 Current			Last Payment: 9/30/2013 31,768.33
		(623) 580-6100
7/26/2013	PYI	Prior Year Insurance	CH	1,387.26	0.00	0.00	0.00	1,387.26	0.00
7/26/2013	PYT	Prior Year RE Tax	CH	62,604.34	0.00	0.00	0.00	62,604.34	0.00
Petsmart Store #1046 Total:				63,991.60	0.00	0.00	0.00	63,991.60	0.00
245901-00000024		Conn’s Appllance		Master Occupant Id: 00012622-2			Day Due: 1 Delq Day: 10
		Sydney Boone-email in notes		115 Current			Last Payment: 10/25/2013 55.59
		(409) 832-1696 ext. 3435
10/25/2013	WCH	Water Charge	CR	-55.59	-55.59	0.00	0.00	0.00	0.00
Conn’s Appliance Total:				-55.59	-55.59	0.00	0.00	0.00	0.00
245901-00000214		Men’s Wearhouse #1123		Master Occupant Id: 00012623-2			Day Due: 1 Delq Day: 10
		Lease Administration		116B Current			Last Payment: 9/30/2013 17,477.10
		(510) 657-9821
8/29/2011	INS	Current Year Insurance	CR	-63.30	0.00	0.00	0.00	0.00	-63.30
9/1/2011	CAM	Current Year CAM	CH	173.82	0.00	0.00	0.00	0.00	173.82
9/1/2011	RET	Real Estate Tax	CH	119.45	0.00	0.00	0.00	0.00	119.45
7/26/2013	PYC	Prior Year CAM	NC	-667.67	0.00	0.00	0.00	-667.67	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-52.11	0.00	0.00	0.00	-52.11	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-467.65	0.00	0.00	0.00	-467.65	0.00
Men’s Wearhouse #1123 Total:				-957.46	0.00	0.00	0.00	-1,187.43	229.97
245901-00019707		Hebert’s Specialty Meats		Master Occupant id: 00012629-2			Day Due: 1 Delq Day: 10
		Chris Catlelt		121B1 Current			Last Payment: 10/4/2013 4,331.56
		(281) 558-6328
1/3/2013	WCH	Water Charge	CR	-5.59	0.00	0.00	0.00	0.00	-5.59
2/4/2013	WCH	Water Charge	CR	-6.99	0.00	0.00	0.00	0.00	-6.99
Hebert’s Specialty Meats Total:				-12.58	0.00	0.00	0.00	0.00	-12.58

245901-00016685		Justice For Girls #696		Master Occupant Id: 00012632-1			Day Due: 1 Delq Day: 10
		Jenni O’Malley-e-mail in notes		113A Current			Last Payment: 10/4/2013 9,576.00
		(614) 775-3419
6/30/2011	PYC	Prior Year CAM	NC	-1,415.91	0.00	0.00	0.00	0.00	-1,415.91
5/27/2012	PYC	Prior Year CAM	CH	78.96	0.00	0.00	0.00	0.00	78.96
5/27/2012	PYI	Prior Year Insurance	NC	-58.46	0.00	0.00	0.00	0.00	-58.46
5/27/2012	PYT	Prior Year RE Tax	NC	-207.18	0.00	0.00	0.00	0.00	-207.18
6/24/2013	WCH	Water Charge	CR	-50.33	0.00	0.00	0.00	0.00	-50.33
7/24/2013	WCH	Water Charge	CR	-2.89	0.00	0.00	0.00	-2.89	0.00
7/26/2013	PYC	Prior Year CAM	NC	-662.57	0.00	0.00	0.00	-662.57	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-30.19	0.00	0.00	0.00	-30.19	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-284.69	0.00	0.00	0.00	-284.69	0.00
7/29/2013	WCH	Water Charge	CR	-50.00	0.00	0.00	0.00	-50.00	0.00
Justice For Girls #696 Total:				-2,683.26	0.00	0.00	0.00	-1,030.34	-1,652.92

245901-00016675		Katz’s Deli Express		Master Occupant Id: 00012635-1			Day Due: 1 Delq Day: 10
		Barry Katz		116A Current			Last Payment: 9/30/2013 10,480.47
		832-754-2802
7/1/2013	CAM	Current Year CAM	CR	-270.63	0.00	0.00	0.00	0.00	-270.63
Katz’s Deli Express Total:				-270.63	0.00	0.00	0.00	0.00	-270.63

Database: OZDBASE	Aged Delinquencies	Page: 34
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245901-00020462		Busy Body		Master Occupant Id: 00012637-2			Day Due: 1 Delq Day: 10
		Stan Terry		121C Current			Last Payment: 10/24/2013 50.00
		(832) 358-8900
10/24/2013	WCH	Water Charge	CR	-50.00	-50.00	0.00	0.00	0.00	0.00
Busy Body Total:				-50.00	-50.00	0.00	0.00	0.00	0.00

245901-00016681		Music & Arts Center		Master Occupant Id: 00012638-1			Day Due: 1 Delq Day: 10
		Donald Donahue		111G Current			Last Payment: 10/25/2013 50.00
		(800) 237-7760
10/25/2013	WCH	Water Charge	CR	-50.00	-50.00	0.00	0.00	0.00	0.00
Music & Arts Center Total:				-50.00	-50.00	0.00	0.00	0.00	0.00

245901-00000345		Arthur Murray Dance Studio		Master Occupant Id: 00012640-2			Day Due: 1 Delq Day: 10
		Todd Combs		113B Current			Last Payment: 10/8/2013 9,119.40
		(703) 862-1021
7/26/2013	PYC	Prior Year CAM	NC	-1,105.84	0.00	0.00	0.00	-1,105.84	0.00
7/26/2013	PYI	Prior Year Insurance	NC	-34.86	0.00	0.00	0.00	-34.86	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-299.23	0.00	0.00	0.00	-299.23	0.00
9/1/2013	BRT	Base Rent	CH	537.59	0.00	0.00	537.59	0.00	0.00
10/1/2013	BRT	Base Rent	CH	537.59	537.59	0.00	0.00	0.00	0.00
Arthur Murray Dance Studio Total:				-364.75	537.59	0.00	537.59	-1,439.93	0.00

245901-00000365		Dream Day Bridal		Master Occupant Id: 00013995-2			Day Due: 1 Delq Day: 10
		Laurie Brock		111/A Current			Last Payment: 10/4/2013 4,630.36
		(713) 515-2633
8/2/2012	BRT	Base Rent	NC	-134.00	0.00	0.00	0.00	0.00	-134.00
9/2/2012	BRT	Base Rent	NC	-134.00	0.00	0.00	0.00	0.00	-134.00
1/1/2013	CAM	Current Year CAM	NC	-80.34	0.00	0.00	0.00	0.00	-80.34
1/1/2013	RET	Real Estate Tax	NC	-106.95	0.00	0.00	0.00	0.00	-106.95
1/5/2013	WCH	Water Charge	CH	50.00	0.00	0.00	0.00	0.00	50.00
2/1/2013	CAM	Current Year CAM	NC	-80.34	0.00	0.00	0.00	0.00	-80.34
2/1/2013	RET	Real Estate Tax	NC	-106.95	0.00	0.00	0.00	0.00	-106.95
3/6/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	0.00	-80.34
3/6/2013	RET	Real Estate Tax	CR	-106.65	0.00	0.00	0.00	0.00	-106.65
4/1/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	0.00	-80.34
4/1/2013	RET	Real Estate Tax	CR	-106.65	0.00	0.00	0.00	0.00	-106.65
5/2/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	0.00	-80.34
5/2/2013	RET	Real Estate Tax	CR	-106.65	0.00	0.00	0.00	0.00	-106.65
6/3/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	0.00	-80.34
6/3/2013	RET	Real Estate Tax	CR	-106.65	0.00	0.00	0.00	0.00	-106.65
7/5/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	-80.34	0.00
7/5/2013	RET	Real Estate Tax	CR	-106.64	0.00	0.00	0.00	-106.64	0.00
8/2/2013	CAM	Current Year CAM	CR	-80.34	0.00	0.00	0.00	-80.34	0.00
8/2/2013	RET	Real Estate Tax	CR	-106.65	0.00	0.00	0.00	-106.65	0.00
9/4/2013	CAM	Current Year CAM	CR	-80.34	0.00	-80.34	0.00	0.00	0.00
9/4/2013	RET	Real Estate Tax	CR	-106.65	0.00	-106.65	0.00	0.00	0.00
10/4/2013	CAM	Current Year CAM	CR	-80.34	-80.34	0.00	0.00	0.00	0.00
10/4/2013	RET	Real Estate Tax	CR	-106.65	-106.65	0.00	0.00	0.00	0.00
Dream Day Bridal Total:				-2,088.49	-186.99	-186.99	0.00	-373.97	-1,340.54

245901-00018951		Skyrokh Salon		Master Occupant Id: 00014293-1			Day Due: 1 Delq Day: 10
		Katy Sievers		111F Current			Last Payment: 10/3/2013 106.37
		(832) 797-1390
9/5/2012	WCH	Water Charge	CH	93.42	0.00	0.00	0.00	0.00	93.42

Database: OZDBASE	Aged Delinquencies	Page: 35
Date: 11/4/2013
BLDG: 245901	OZ/CLP Portofino LP	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

10/5/2012	WCH	Water Charge	CH	111.42	0.00	0.00	0.00	0.00	111.42
11/5/2012	WCH	Water Charge	CH	101.56	0.00	0.00	0.00	0.00	101.56
12/5/2012	WCH	Water Charge	CH	124.36	0.00	0.00	0.00	0.00	124.36
5/5/2013	WCH	Water Charge	CH	124.36	0.00	0.00	0.00	0.00	124.36
9/30/2013	BRT	Base Rent	CR	-3,333.33	0.00	-3,333.33	0.00	0.00	0.00
9/30/2013	CAM	Current Year CAM	CR	-396.00	0.00	-396.00	0.00	0.00	0.00
9/30/2013	INS	Current Year Insurance	CR	-27.00	0.00	-27.00	0.00	0.00	0.00
9/30/2013	RET	Real Estate Tax	CR	-343.00	0.00	-343.00	0.00	0.00	0.00
10/5/2013	WCH	Water Charge	CH	104.03	104.03	0.00	0.00	0.00	0.00

Skyrokh Salon Total:				-3,440.18	104.03	-4,099.33	0.00	0.00	555.12

245901-00019367	Carter’s	Master Occupant Id: 00014447-1	Day Due: 1 Delq Day: 10
	Carroll	111B Current	Last Payment: l0/15/2013 51.17
(404) 745-2919

1/7/2013	WCH	Water Charge	CR	-50.00	0.00	0.00	0.00	0.00	-50.00
7/26/2013	PYC	Prior Year CAM	NC	-386.50	0.00	0.00	0.00	-386.50	0.00
7/26/2013	PYT	Prior Year RE Tax	NC	-1,647.05	0.00	0.00	0.00	-1,647.05	0.00

Carter’s Total:				-2,083.55	0.00	0.00	0.00	-2,033.55	-50.00

245901-00020316	Prudential Anderson Properties	Master Occupant Id: 00014708-1	Day Due: 1 Delq Day: 10
	rnichuff@aol.com	260 Current	Last Payment: 10/7/2013 6,482.46
(713) 862-0000

10/3/2012	BRT	Base Rent	CR	-2,041.08	0.00	0.00	0.00	0.00	-2,041.08

Prudential Anderson Properties Total:				-2,041.08	0.00	0.00	0.00	0.00	-2,041.08

BLDG 245901 Total:				54,208.46	14,496.11	-5,186.58	-306.14	55,338.34	-10,133.27

Database: OZDBASE	Aged Delinquencies	Page: 2
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category	Source	Amount	Current	30	60	90	120

245501-00016531	PIZZA HUT #26573*** (old #760026)	Master Occupant Id: 00012469-4	Day Due: 1 Delq Day: 10
	Jennifer Schaeffer	106 Inactive	Last Payment: 4/1/2013 1,084.00
321-939-2924

4/1/2013	CAM	Current Year CAM	CR	-13.00	0.00	0.00	0.00	0.00	-13.00
4/1/2013	RET	Real Estate Tax	CR	-63.99	0.00	0.00	0.00	0.00	-63.99
4/1/2013	RTX	Rental Tax	CR	-0.85	0.00	0.00	0.00	0.00	-0.85
4/1/2013	RTX	Rental Tax	CR	-4.16	0.00	0.00	0.00	0.00	-4.16

PIZZA HUT #26573*** (old #760026) Total:				-82.00	0.00	0.00	0.00	0.00	-82.00

BLDG 245501 Total:				-82.00	0.00	0.00	0.00	0.00	-82.00

Database: OZDBASE	Aged Delinquencies	Page: 8
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245501-00000042		Bustamante Real Estate Group		Master Occupant Id: 00000018-1			Day Due: 1 Delq Day: 10
		Andrey@Bustamantere.com		203 Current			Last Payment: 10/7/2013 2,907.47
		(407) 922-5237

10/1/2013	BRT	Base Rent	CH	2,170.99	2,170.99	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	261.00	261.00	0.00	0.00	0.00	0.00
10/1/2013	GCH	Garbage Charge	CH	45.00	45.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	129.00	129.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	8.39	8.39	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	2.93	2.93	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	2.93	2.93	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	16.97	16.97	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	150.64	150.64	0.00	0.00	0.00	0.00
10/1/2013	WCH	Water Charge	CH	45.00	45.00	0.00	0.00	0.00	0.00

Bustamante Real Estate Group Total:				2,832.85	2,832.85	0.00	0.00	0.00	0.00

245501-00000097		MONTESSORI WAY SCHOOL		Master Occupant Id: 00000034-1			Day Due: 1 Delq Day: 10
		Kazl Vicaruddin		301 Current			Last Payment: 10/11/2013 5,400.00
		(407) 575-0553

10/11/2013	CAM	Current Year CAM	CR	-2,300.52	-2,300.52	0.00	0.00	0.00	0.00
10/11/2013	RTX	Rental Tax	CR	-149.53	-149.53	0.00	0.00	0.00	0.00

MONTESSORI WAY SCHOOL Total:				-2,450.05	-2,450.05	0.00	0.00	0.00	0.00

245501-00000202		Waters Books LLC Dog Eared Books		Master Occupant Id: 00000128-1			Day Due: 1 Delq Day: 10
		KEVIN - waters.orlando@com		103B Current			Last Payment: 10/16/2013 1,300.00
		(214) 551-1971

7/1/2013	BRT	Base Rent	CH	1,918.69	0.00	0.00	0.00	0.00	1,918.69
7/1/2013	RTX	Rental Tax	CH	124.72	0.00	0.00	0.00	0.00	124.72
8/1/2013	BRT	Base Rent	CH	2,690.25	0.00	0.00	0.00	2,690.25	0.00
8/1/2013	CAM	Current Year CAM	CH	367.00	0.00	0.00	0.00	367.00	0.00
8/1/2013	GCH	Garbage Charge	CH	71.21	0.00	0.00	0.00	71.21	0.00
8/1/2013	RET	Real Estate Tax	CH	182.00	0.00	0.00	0.00	182.00	0.00
8/1/2013	RTX	Rental Tax	CH	11.83	0.00	0.00	0.00	11.83	0.00
8/1/2013	RTX	Rental Tax	CH	2.28	0.00	0.00	0.00	2.28	0.00
8/1/2013	RTX	Rental Tax	CH	4.63	0.00	0.00	0.00	4.63	0.00
8/1/2013	RTX	Rental Tax	CH	23.86	0.00	0.00	0.00	23.86	0.00
8/1/2013	RTX	Rental Tax	CH	174.87	0.00	0.00	0.00	174.87	0.00
8/1/2013	WCH	Water Charge	CH	35.00	0.00	0.00	0.00	35.00	0.00
8/10/2013	LCH	Late Charge	CH	267.64	0.00	0.00	267.64	0.00	0.00
9/1/2013	BRT	Base Rent	CH	2,690.25	0.00	0.00	2,690.25	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	367.00	0.00	0.00	367.00	0.00	0.00
9/1/2013	GCH	Garbage Charge	CH	71.21	0.00	0.00	71.21	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	182.00	0.00	0.00	182.00	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	11.83	0.00	0.00	11.83	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	4.63	0.00	0.00	4.63	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	23.86	0.00	0.00	23.86	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	174.87	0.00	0.00	174.87	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	2.28	0.00	0.00	2.28	0.00	0.00
9/1/2013	WCH	Water Charge	CH	35.00	0.00	0.00	35.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	267.64	0.00	267.64	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	2,690.25	2,690.25	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	367.00	367.00	0.00	0.00	0.00	0.00
10/1/2013	GCH	Garbage Charge	CH	71.21	71.21	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	182.00	182.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	11.83	11.83	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	4.63	4.63	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	23.86	23.86	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 9
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

10/1/2013	RTX	Rental Tax	CH	174.87	174.87	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	2.28	2.28	0.00	0.00	0.00	0.00
10/1/2013	WCH	Water Charge	CH	35.00	35.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	267.64	267.64	0.00	0.00	0.00	0.00

Waters Books LLC Dog Eared Books Total:				13,535.12	3,830.57	267.64	3,830.57	3,562.93	2,043.41

245501-00000219		EL INKA GRILL CORP		Master Occupant Id: 00000132-1			Day Due: 1 Delq Day: 10
		Ivan Colombler iv129@aol.com		304A Current			Last Payment: 10/11/2013 4,860.49
		917-882-9596

7/19/2013	MSC	Miscellaneous Income	CH	190.00	0.00	0.00	0.00	190.00	0.00

EL INKA GRILL CORP Total:				190.00	0.00	0.00	0.00	190.00	0.00

245501-00000381		Cold As Ice Frozen Yogurt		Master Occupant Id: 00000220-1			Day Due: 1 Delq Day: 10
		glenn63lisa17@msn.com		202A Current			Last Payment: 10/3/2013 3,773.71
		(767) 816-2900

6/18/2012	BRT	Base Rent	CR	-3,213.81	0.00	0.00	0.00	0.00	-3,213.81
6/18/2012	RTX	Rental Tax	CR	-208.90	0.00	0.00	0.00	0.00	-208.90
10/1/2012	CAM	Current Year CAM	CR	-330.14	0.00	0.00	0.00	0.00	-330.14
10/1/2012	RTX	Rental Tax	CR	-21.47	0.00	0.00	0.00	0.00	-21.47

Cold As Ice Frozen Yogurt Total:				-3,774.32	0.00	0.00	0.00	0.00	-3,774.32

245501-00020471		EYEDEAL VISION		Master Occupant Id: 00012466-4			Day Due: 1 Delq Day: 10
		EYEDEAL VISION		102A Current			Last Payment: 9/20/2013 4,263.91
		(407) 856-7000

9/20/2013	CAM	Current Year CAM	CR	-664.15	0.00	-664.15	0.00	0.00	0.00
9/20/2013	RTX	Rental Tax	CR	-43.17	0.00	-43.17	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	2,738.17	2,738.17	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	780.00	780.00	0.00	0.00	0.00	0.00
10/1/2013	GCH	Garbage Charge	CH	52.50	52.50	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	310.00	310.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	20.15	20.15	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	3.41	3.41	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	50.70	50.70	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	1.95	1.95	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	177.98	177.98	0.00	0.00	0.00	0.00
10/1/2013	WCH	Water Charge	CH	30.00	30.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	391.07	391.07	0.00	0.00	0.00	0.00

EYEDEAL VISION Total:				3,848.61	4,555.93	-707.32	0.00	0.00	0.00

245501-00000306		RADIO SHACK #01-9843		Master Occupant Id: 00012475-6			Day Due: 1 Delq Day: 10
		RADIO SHACK #01-9843		305 Current			Last Payment: 10/10/2013 2,950.07
		817-415-3914

4/26/2013	PYC	Prior Year CAM	NC	-232.11	0.00	0.00	0.00	0.00	-232.11
4/26/2013	PYT	Prior Year RE Tax	NC	-82.76	0.00	0.00	0.00	0.00	-82.76
4/26/2013	RTX	Rental Tax	NC	-5.38	0.00	0.00	0.00	0.00	-5.38
4/26/2013	RTX	Rental Tax	NC	-15.09	0.00	0.00	0.00	0.00	-15.09

RADIO SHACK #01-9843 Total:				-335.34	0.00	0.00	0.00	0.00	-335.34

245501-00000203		H & R BLOCK #9458		Master Occupant Id: 00012476-7			Day Due: 1 Delq Day: 10
		CASSIDY TURLEY		307A Current			Last Payment: 9/30/2013 4,939.34
		(314) 392-2711

1/1/2013	CAM	Current Year CAM	NC	-363.38	0.00	0.00	0.00	0.00	-363.38
1/1/2013	RET	Real Estate Tax	NC	-187.00	0.00	0.00	0.00	0.00	-187.00
1/1/2013	RTX	Rental Tax	NC	-12.16	0.00	0.00	0.00	0.00	-12.16
1/1/2013	RTX	Rental Tax	NC	-23.62	0.00	0.00	0.00	0.00	-23.62

Database: OZDBASE	Aged Delinquencies	Page: 10
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

2/1/2013	CAM	Current Year CAM	NC	-363.38	0.00	0.00	0.00	0.00	-363.38
2/1/2013	RET	Real Estate Tax	NC	-187.00	0.00	0.00	0.00	0.00	-187.00
2/1/2013	RTX	Rental Tax	NC	-12.16	0.00	0.00	0.00	0.00	-12.16
2/1/2013	RTX	Rental Tax	NC	-23.62	0.00	0.00	0.00	0.00	-23.62
3/4/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	0.00	-550.38
3/4/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	0.00	-35.78
3/29/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	0.00	-550.38
3/29/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	0.00	-35.78
4/26/2013	PYC	Prior Year CAM	CH	1,988.94	0.00	0.00	0.00	0.00	1,988.94
4/26/2013	PYT	Prior Year RE Tax	CH	30.69	0.00	0.00	0.00	0.00	30.69
4/26/2013	RTX	Rental Tax	CH	1.99	0.00	0.00	0.00	0.00	1.99
4/26/2013	RTX	Rental Tax	CH	129.28	0.00	0.00	0.00	0.00	129.28
4/30/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	0.00	-550.38
4/30/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	0.00	-35.78
5/28/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	0.00	-550.38
5/28/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	0.00	-35.78
6/28/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	0.00	-550.38
6/28/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	0.00	-35.78
7/29/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	0.00	-550.38	0.00
7/29/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	0.00	-35.78	0.00
8/29/2013	CAM	Current Year CAM	CR	-550.38	0.00	0.00	-550.38	0.00	0.00
8/29/2013	RTX	Rental Tax	CR	-35.78	0.00	0.00	-35.78	0.00	0.00
9/30/2013	CAM	Current Year CAM	CR	-550.38	0.00	-550.38	0.00	0.00	0.00
9/30/2013	RTX	Rental Tax	CR	-35.78	0.00	-35.78	0.00	0.00	0.00

H & R BLOCK #9458 Total:				-3,710.70	0.00	-586.16	-586.16	-586.16	-1,952.22

245501-00000195		HALLMARK CARDS, INC.		Master Occupant Id: 00012479-5			Day Due: 1 Delq Day: 10
		Hallmark Cards, Inc.		310 Current			Last Payment: 10/10/2013 5,753.85
		(407) 850-9797

4/26/2013	PYC	Prior Year CAM	CH	1,417.65	0.00	0.00	0.00	0.00	1,417.65
4/26/2013	PYT	Prior Year RE Tax	NC	-177.52	0.00	0.00	0.00	0.00	-177.52
4/26/2013	RTX	Rental Tax	CH	92.15	0.00	0.00	0.00	0.00	92.15
4/26/2013	RTX	Rental Tax	NC	-11.54	0.00	0.00	0.00	0.00	-11.54

HALLMARK CARDS, INC. Total:				1,320.74	0.00	0.00	0.00	0.00	1,320.74

245501-00016539		SUN BANK NA		Master Occupant Id: 00012483-1			Day Due: 1 Delq Day: 10
		leaseadmin@suntrust.com		OUT A Current			Last Payment: 10/25/2013 127.80
		(804) 782-7413

10/25/2013	RTX	Rental Tax	CR	-7.80	-7.80	0.00	0.00	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-120.00	-120.00	0.00	0.00	0.00	0.00

SUN BANK NA Total:				-127.80	-127.80	0.00	0.00	0.00	0.00

245501-00016540		VALVOLINE INSTANT OIL CHANGE		Master Occupant Id: 00012484-1			Day Due: 1 Delq Day: 10
		Robert Ladas		OUT C Current			Last Payment: 9/3/2013 117.15
		(508) 485-3030

10/1/2013	RTX	Rental Tax	CH	7.15	7.15	0.00	0.00	0.00	0.00
10/1/2013	WCH	Water Charge	CH	110.00	110.00	0.00	0.00	0.00	0.00

VALVOLINE INSTANT OIL CHANGE Total:				117.15	117.15	0.00	0.00	0.00	0.00

245501-00019682		UPS Store		Master Occupant Id: 00012491-3			Day Due: 1 Delq Day: 10
		Rick Bissinger		102 Current			Last Payment: 10/23/2013 4,578.26
		(407) 855-8766

1/1/2013	CAM	Current Year CAM	NC	-21.00	0.00	0.00	0.00	0.00	-21.00
1/1/2013	RET	Real Estate Tax	NC	-72.00	0.00	0.00	0.00	0.00	-72.00
1/1/2013	RTX	Rental Tax	NC	-4.68	0.00	0.00	0.00	0.00	-4.68

Database: OZDBASE	Aged Delinquencies	Page: 11
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

1/1/2013	RTX	Rental Tax	NC	-1.37	0.00	0.00	0.00	0.00	-1.37
2/1/2013	CAM	Current Year CAM	NC	-21.00	0.00	0.00	0.00	0.00	-21.00
2/1/2013	RET	Real Estate Tax	NC	-72.00	0.00	0.00	0.00	0.00	-72.00
2/1/2013	RTX	Rental Tax	NC	-4.68	0.00	0.00	0.00	0.00	-4.68
2/1/2013	RTX	Rental Tax	NC	-1.37	0.00	0.00	0.00	0.00	-1.37
2/25/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	0.00	-21.00
2/25/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	0.00	-72.00
2/25/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	0.00	0.00	-4.68
2/25/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	0.00	0.00	-1.37
3/25/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	0.00	-21.00
3/25/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	0.00	-72.00
3/25/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	0.00	0.00	-4.68
3/25/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	0.00	0.00	-1.37
4/24/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	0.00	-21.00
4/24/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	0.00	-72.00
4/24/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	0.00	0.00	-4.68
4/24/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	0.00	0.00	-1.37
5/23/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	0.00	-21.00
5/23/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	0.00	-72.00
5/23/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	0.00	0.00	-4.68
5/23/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	0.00	0.00	-1.37
6/24/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	0.00	-21.00
6/24/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	0.00	-72.00
6/24/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	0.00	0.00	-4.68
6/24/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	0.00	0.00	-1.37
7/24/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	0.00	-21.00	0.00
7/24/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	0.00	-72.00	0.00
7/24/2013	RTX	Rental Tax	CR	-6.05	0.00	0.00	0.00	-6.05	0.00
8/26/2013	CAM	Current Year CAM	CR	-21.00	0.00	0.00	-21.00	0.00	0.00
8/26/2013	RET	Real Estate Tax	CR	-72.00	0.00	0.00	-72.00	0.00	0.00
8/26/2013	RTX	Rental Tax	CR	-4.68	0.00	0.00	-4.68	0.00	0.00
8/26/2013	RTX	Rental Tax	CR	-1.37	0.00	0.00	-1.37	0.00	0.00
9/23/2013	CAM	Current Year CAM	CR	-21.00	0.00	-21.00	0.00	0.00	0.00
9/23/2013	RET	Real Estate Tax	CR	-72.00	0.00	-72.00	0.00	0.00	0.00
9/23/2013	RTX	Rental Tax	CR	-4.68	0.00	-4.68	0.00	0.00	0.00
9/23/2013	RTX	Rental Tax	CR	-1.37	0.00	-1.37	0.00	0.00	0.00
10/23/2013	BRT	Base Rent	CR	-3,033.33	-3,033.33	0.00	0.00	0.00	0.00
10/23/2013	CAM	Current Year CAM	CR	-780.00	-780.00	0.00	0.00	0.00	0.00
10/23/2013	CAM	Current Year CAM	CR	-21.00	-21.00	0.00	0.00	0.00	0.00
10/23/2013	GCH	Garbage Charge	CR	-52.50	-52.50	0.00	0.00	0.00	0.00
10/23/2013	RET	Real Estate Tax	CR	-72.00	-72.00	0.00	0.00	0.00	0.00
10/23/2013	RET	Real Estate Tax	CR	-310.00	-310.00	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-20.15	-20.15	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-1.95	-1.95	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-4.68	-4.68	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-1.37	-1.37	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-3.41	-3.41	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-50.70	-50.70	0.00	0.00	0.00	0.00
10/23/2013	RTX	Rental Tax	CR	-197.17	-197.17	0.00	0.00	0.00	0.00
10/23/2013	WCH	Water Charge	CR	-30.00	-30.00	0.00	0.00	0.00	0.00

UPS Store Total:				-5,568.76	-4,578.26	-99.05	-99.05	-99.05	-693.35

245501-00020324		Hunter’s Creek Cleaners		Master Occupant Id: 00014623-4			Day Due: 1 Delq Day: 10
		Ajay Patel		101 Current			Last Payment: 10/2/2013 3,200.00
		(407) 694-9153

10/2/2013	CAM	Current Year CAM	CR	-1,274.74	-1,274.74	0.00	0.00	0.00	0.00
10/2/2013	RTX	Rental Tax	CR	-82.86	-82.86	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 12
Date: 11/4/2013
BLDG: 245501	OZ/CLP Hunter’s Creek LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category	Source	Amount	Current	30	60	90	120

Hunter’s Creek Cleaners Total:			-1,357.60	-1,357.60	0.00	0.00	0.00	0.00

245501-00020257		DR K - Hunter’s Creek Dental Center		Master Occupant Id: 00014657-1			Day Due: 1 Delq Day: 10
		hunterscreek@hotmail.com		103A Current			Last Payment: 9/30/2013 5,199.69
		(407) 716-4643

3/1/2013	CAM	Current Year CAM	CR	-555.34	0.00	0.00	0.00	0.00	-555.34
3/1/2013	RTX	Rental Tax	CR	-36.09	0.00	0.00	0.00	0.00	-36.09

DR K - Hunter’s Creek Dental Center Total:				-591.43	0.00	0.00	0.00	0.00	-591.43

245501-00020468		Anytime Fitness		Master Occupant Id: 00014820-1			Day Due: 1 Delq Day: 10
		Clay M Harris		303 Current			Last Payment: 4/22/2013 8,501.68

4/22/2013	BRT	Base Rent	CR	-7,982.80	0.00	0.00	0.00	0.00	-7,982.80
4/22/2013	RTX	Rental Tax	CR	-518.88	0.00	0.00	0.00	0.00	-518.88
10/13/2013	BRT	Base Rent	CH	3,539.52	3,539.52	0.00	0.00	0.00	0.00
10/13/2013	CAM	Current Year CAM	CH	912.41	912.41	0.00	0.00	0.00	0.00
10/13/2013	GCH	Garbage Charge	CH	61.29	61.29	0.00	0.00	0.00	0.00
10/13/2013	RET	Real Estate Tax	CH	452.27	452.27	0.00	0.00	0.00	0.00
10/13/2013	RTX	Rental Tax	CH	29.40	29.40	0.00	0.00	0.00	0.00
10/13/2013	RTX	Rental Tax	CH	6.77	6.77	0.00	0.00	0.00	0.00
10/13/2013	RTX	Rental Tax	CH	3.98	3.98	0.00	0.00	0.00	0.00
10/13/2013	RTX	Rental Tax	CH	59.31	59.31	0.00	0.00	0.00	0.00
10/13/2013	RTX	Rental Tax	CH	230.07	230.07	0.00	0.00	0.00	0.00
10/13/2013	WCH	Water Charge	CH	104.19	104.19	0.00	0.00	0.00	0.00

Anytime Fitness Total:				-3,102.47	5,399.21	0.00	0.00	0.00	-8,501.68

245501-00020485		GREAT CLIPS #18		Master Occupant Id: 00014824-1			Day Due: 1 Delq Day: 10
		Dan Washburn		102B Current			Last Payment: 6/3/2013 2,707.83
		(407) 365-9568

6/3/2013	BRT	Base Rent	CR	-2,542.56	0.00	0.00	0.00	0.00	-2,542.56
6/3/2013	RTX	Rental Tax	CR	-165.27	0.00	0.00	0.00	0.00	-165.27
10/19/2013	BRT	Base Rent	CH	978.51	978.51	0.00	0.00	0.00	0.00
10/19/2013	CAM	Current Year CAM	CH	111.02	111.02	0.00	0.00	0.00	0.00
10/19/2013	GCH	Garbage Charge	CH	33.54	33.54	0.00	0.00	0.00	0.00
10/19/2013	RET	Real Estate Tax	CH	46.02	46.02	0.00	0.00	0.00	0.00
10/19/2013	RTX	Rental Tax	CH	2.99	2.99	0.00	0.00	0.00	0.00
10/19/2013	RTX	Rental Tax	CH	2.18	2.18	0.00	0.00	0.00	0.00
10/19/2013	RTX	Rental Tax	CH	7.22	7.22	0.00	0.00	0.00	0.00
10/19/2013	RTX	Rental Tax	CH	63.60	63.60	0.00	0.00	0.00	0.00
10/19/2013	RTX	Rental Tax	CH	2.45	2.45	0.00	0.00	0.00	0.00
10/19/2013	WCH	Water Charge	CH	37.70	37.70	0.00	0.00	0.00	0.00

GREAT CLIPS #18 Total:				-1,422.60	1,285.23	0.00	0.00	0.00	-2,707.83

245501-00020490		Renaissance Charter School		Master Occupant Id: 00014825-1			Day Due: 1 Delq Day: 10
				MAJA Current			Last Payment: 9/30/2013 43,403.72

4/1/2013	SLI	Spec Leasing In-Line	CH	10.00	0.00	0.00	0.00	0.00	10.00
5/1/2013	SLI	Spec Leasing In-Line	CH	10.00	0.00	0.00	0.00	0.00	10.00
6/1/2013	SLI	Spec Leasing In-Line	CH	10.00	0.00	0.00	0.00	0.00	10.00
7/1/2013	SLI	Spec Leasing In-Line	CH	10.00	0.00	0.00	0.00	0.00	10.00
8/1/2013	SLI	Spec Leasing In-Line	CH	10.00	0.00	0.00	0.00	10.00	0.00
9/3/2013	BRT	Base Rent	CR	-3,484.00	0.00	-3,484.00	0.00	0.00	0.00

Renaissance Charter School Total:				-3,434.00	0.00	-3,484.00	0.00	0.00	40.00

BLDG 245501 Total:				-4,030.60	9,507.23	-4,608.89	3,145.36	3,077.72	-15,152.02

Database: OZDBASE	Aged Delinquencies	Page: 1
Date: 11/4/2013
BLDG: 245301	OZ/CLP Burnt Store LLC	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60		90	120

245301-00000008		DOLLAR GENERAL #3088***b		Master Occupant Id: 00012431-6			Day Due:	1	Delq Day:	10
		DOLLAR GENERAL #3088		3125	Inactive		Last Payment:		7/31/2013	1,379.04
		314-506-5959

11/1/2012	BRT	Base Rent	NC	-266.53	0.00	0.00	0.00		0.00	-266.53
12/1/2012	BRT	Base Rent	NC	-0.11	0.00	0.00	0.00		0.00	-0.11
12/1/2012	RTX	Rental Tax	NC	-266.42	0.00	0.00	0.00		0.00	-266.42

DOLLAR GENERAL #3088***b Total:				-533.06	0.00	0.00	0.00		0.00	-533.06

BLDG 245301 Total:				-533.06	0.00	0.00	0.00		0.00	-533.06

Database: OZDBASE	Aged Delinquencies	Page: 5
Date: 11/4/2013
BLDG: 245301	OZ/CLP Burnt Store LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245301-00000273		GNC #5576		Master Occupant Id: 00012434-4			Day Due: 1 Delq Day: 10
		CHARLENE WARNER		3139 Current			Last Payment: 10/1/2013 2,781.27
		(412) 338-8945

7/26/2013	PYC	Prior Year CAM	NC	-66.85	0.00	0.00	0.00	-66.85	0.00

GNC #5576 Total:				-66.85	0.00	0.00	0.00	-66.85	0.00

245301-00020464		SUBWAY #7638		Master Occupant Id: 00012440-4			Day Due: 1 Delq Day: 10
		SUBWAY		3169 Current			Last Payment: 10/7/2013 2,883.96
		(941) 286-1679

8/30/2013	BRT	Base Rent	CR	-1,875.00	0.00	0.00	-1,875.00	0.00	0.00
8/30/2013	RTX	Rental Tax	CR	-131.24	0.00	0.00	-131.24	0.00	0.00
10/7/2013	CAM	Current Year CAM	CR	-208.32	-208.32	0.00	0.00	0.00	0.00
10/7/2013	RTX	Rental Tax	CR	-14.58	-14.58	0.00	0.00	0.00	0.00

SUBWAY #7638 Total:				-2,229.14	-222.90	0.00	-2,006.24	0.00	0.00

245301-00020305		Edward D Jones & Co #BR12892		Master Occupant Id: 00012451-3			Day Due: 1 Delq Day: 10
		Rick Wright		3173 Current			Last Payment: 9/30/2013 1,548.69
		800-441-0837

6/1/2013	BRT	Base Rent	CH	181.29	0.00	0.00	0.00	0.00	181.29
6/1/2013	RTX	Rental Tax	CH	12.69	0.00	0.00	0.00	0.00	12.69

Edward D Jones & Co #BR12892 Total:				193.98	0.00	0.00	0.00	0.00	193.98

245301-00020311		Burnt Store Title & Escrow		Master Occupant Id: 00014705-1			Day Due: 1 Delq Day: 10
		Rocky Farhat		3115 Current			Last Payment: 10/11/2013 1,730.69

10/9/2012	BRT	Base Rent	CR	-862.98	0.00	0.00	0.00	0.00	-862.98
10/9/2012	RTX	Rental Tax	CR	-60.41	0.00	0.00	0.00	0.00	-60.41
11/7/2012	CAM	Current Year CAM	CR	-212.69	0.00	0.00	0.00	0.00	-212.69
11/7/2012	GCH	Garbage Charge	CR	-65.00	0.00	0.00	0.00	0.00	-65.00
11/7/2012	RET	Real Estate Tax	CR	-56.05	0.00	0.00	0.00	0.00	-56.05
11/7/2012	RTX	Rental Tax	CR	-3.92	0.00	0.00	0.00	0.00	-3.92
4/26/2013	PYC	Prior Year CAM	NC	-5.18	0.00	0.00	0.00	0.00	-5.18
4/26/2013	PYT	Prior Year RE Tax	NC	-60.29	0.00	0.00	0.00	0.00	-60.29
4/26/2013	RTX	Rental Tax	NC	-4.22	0.00	0.00	0.00	0.00	-4.22
4/26/2013	RTX	Rental Tax	NC	-0.36	0.00	0.00	0.00	0.00	-0.36
7/15/2013	CAM	Current Year CAM	CR	-373.45	0.00	0.00	0.00	-373.45	0.00
7/15/2013	RTX	Rental Tax	CR	-26.14	0.00	0.00	0.00	-26.14	0.00

Burnt Store Title & Escrow Total:				-1,730.69	0.00	0.00	0.00	-399.59	-1,331.10

245301-00020493		Lets Vape		Master Occupant Id: 00014827-1			Day Due: 1 Delq Day: 10
		David Cusson		3175 Current			Last Payment: 10/7/2013 1,649.24
		(239) 437-5162

9/1/2013	BRT	Base Rent	CH	110.59	0.00	0.00	110.59	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	7.75	0.00	0.00	7.75	0.00	0.00

Lets Vape Total:				118.34	0.00	0.00	118.34	0.00	0.00

BLDG 245301 Total:				-3,714.36	-222.90	0.00	-1,887.90	-466.44	-1,137.12

Database: OZDBASE	Aged Delinquencies	Page: 5
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245701-00000379		BOOK NOOK***b		Master Occupant Id: 00012522-6			Day Due: 1 Delq Day: 10
		THE BOOK NOOK		125 Inactive			Last Payment: 3/8/2013 4,784.22
		904-733-4586

11/8/2012	BRT	Base Rent	CR	-1,989.38	0.00	0.00	0.00	0.00	-1,989.38
11/8/2012	RTX	Rental Tax	CR	-139.23	0.00	0.00	0.00	0.00	-139.23
1/7/2013	BRT	Base Rent	CR	-4,471.23	0.00	0.00	0.00	0.00	-4,471.23
1/7/2013	RTX	Rental Tax	CR	-312.99	0.00	0.00	0.00	0.00	-312.99

BOOK NOOK***b Total:				-6,912.83	0.00	0.00	0.00	0.00	-6,912.83

245701-00018295		CLIFFS BARBER SHOP		Master Occupant Id: 00012533-3			Day Due: 1 Delq Day: 10
		CLIFFS BARBER SHOP		380 Inactive			Last Payment: 8/26/2013 587.23
		(904) 737-5800

5/27/2012	GCH	Garbage Charge	CH	14.36	0.00	0.00	0.00	0.00	14.36
5/27/2012	PYC	Prior Year CAM	CH	18.75	0.00	0.00	0.00	0.00	18.75
5/27/2012	PYT	Prior Year RE Tax	NC	-100.72	0.00	0.00	0.00	0.00	-100.72
5/27/2012	RTX	Rental Tax	CH	1.31	0.00	0.00	0.00	0.00	1.31
5/27/2012	RTX	Rental Tax	CH	1.00	0.00	0.00	0.00	0.00	1.00
5/27/2012	RTX	Rental Tax	NC	-7.05	0.00	0.00	0.00	0.00	-7.05

CLIFFS BARBER SHOP Total:				-72.35	0.00	0.00	0.00	0.00	-72.35
BLDG 245701 Total:				-6,985.18	0.00	0.00	0.00	0.00	-6,985.18

Database: OZDBASE	Aged Delinquencies	Page: 17
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245701-00000239		Studio K Dance		Master Occupant Id: 00000140-1			Day Due: 1 Delq Day: 10
		info@studioKdance.biz		620 Current			Last Payment: 10/25/2013 4,021.59
		904-386-6189

10/25/2013	BRT	Base Rent	CR	-2,674.31	-2,674.31	0.00	0.00	0.00	0.00
10/25/2013	CAM	Current Year CAM	CR	-660.71	-660.71	0.00	0.00	0.00	0.00
10/25/2013	GCH	Garbage Charge	CR	-44.49	-44.49	0.00	0.00	0.00	0.00
10/25/2013	RET	Real Estate Tax	CR	-343.99	-343.99	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-263.09	-263.09	0.00	0.00	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-35.00	-35.00	0.00	0.00	0.00	0.00

Studio K Dance Total:				-4,021.59	-4,021.59	0.00	0.00	0.00	0.00

245701-00000387		Fusion Sushi		Master Occupant Id: 00000225-1			Day Due: 1 Delq Day: 10
		daydavid@sina.com		150 Current			Last Payment: 9/30/2013 1,689.23
		(917) 312-5917

7/16/2012	BRT	Base Rent	CR	-5,753.22	0.00	0.00	0.00	0.00	-5,753.22
7/16/2012	RTX	Rental Tax	CR	-402.73	0.00	0.00	0.00	0.00	-402.73
1/1/2013	CAM	Current Year CAM	CH	956.34	0.00	0.00	0.00	0.00	956.34
1/1/2013	RET	Real Estate Tax	CH	521.70	0.00	0.00	0.00	0.00	521.70
1/1/2013	RTX	Rental Tax	CH	36.52	0.00	0.00	0.00	0.00	36.52
1/1/2013	RTX	Rental Tax	CH	66.94	0.00	0.00	0.00	0.00	66.94
5/26/2013	PYC	Prior Year CAM	CH	341.86	0.00	0.00	0.00	0.00	341.86
5/26/2013	RTX	Rental Tax	CH	23.93	0.00	0.00	0.00	0.00	23.93
6/1/2013	CAM	Current Year CAM	CH	16.65	0.00	0.00	0.00	0.00	16.65
6/1/2013	RTX	Rental Tax	CH	1.16	0.00	0.00	0.00	0.00	1.16

Fusion Sushi Total:				-4,190.85	0.00	0.00	0.00	0.00	-4,190.85

245701-00000344		PIZZA HUT #4260		Master Occupant Id: 00012528-5			Day Due: 1 Delq Day: 10
		Brian Hakes		305 Current			Last Payment: 10/18/2013 303.67
		(904) 759-2900

9/30/2013	CAM	Current Year CAM	CR	-10.28	0.00	-10.28	0.00	0.00	0.00
9/30/2013	INS	Current Year Insurance	CR	-4.36	0.00	-4.36	0.00	0.00	0.00
9/30/2013	RTX	Rental Tax	CR	-0.31	0.00	-0.31	0.00	0.00	0.00
9/30/2013	RTX	Rental Tax	CR	-0.72	0.00	-0.72	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	3.00	3.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	0.23	0.23	0.00	0.00	0.00	0.00

PIZZA HUT #4260 Total:				-12.44	3.23	-15.67	0.00	0.00	0.00

245701-00000235		Leo’s Pizza Italiano, Inc.		Master Occupant Id: 00012529-4			Day Due: 1 Delq Day: 10
		Leo’s Pizza Italiano Inc.		320 Current			Last Payment: 10/7/2013 2,668.31
		(904) 730-3830

5/27/2012	PYC	Prior Year CAM	CH	877.98	0.00	0.00	0.00	0.00	877.98
5/27/2012	PYT	Prior Year RE Tax	CH	374.19	0.00	0.00	0.00	0.00	374.19
5/27/2012	RTX	Rental Tax	CH	26.19	0.00	0.00	0.00	0.00	26.19
5/27/2012	RTX	Rental Tax	CH	61.46	0.00	0.00	0.00	0.00	61.46
5/26/2013	PYC	Prior Year CAM	CH	705.86	0.00	0.00	0.00	0.00	705.86
5/26/2013	PYT	Prior Year RE Tax	NC	-649.36	0.00	0.00	0.00	0.00	-649.36
5/26/2013	RTX	Rental Tax	CH	49.41	0.00	0.00	0.00	0.00	49.41
5/26/2013	RTX	Rental Tax	NC	-45.46	0.00	0.00	0.00	0.00	-45.46

Leo’s Pizza Italiano, Inc. Total:				1,400.27	0.00	0.00	0.00	0.00	1,400.27

245701-00020501		CLIFFS BARBER SHOP (9/11/13)		Master Occupant Id: 00012533-4			Day Due: 1 Delq Day: 10
		CLIFFS BARBER SHOP		375 Current			Last Payment: 9/30/2013 1,761.72
		(904) 737-5800

9/11/2013	BRT	Base Rent	CH	82.82	0.00	82.82	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 18
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

9/11/2013	RTX	Rental Tax	CH	5.79	0.00	5.79	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	124.23	124.23	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	8.70	8.70	0.00	0.00	0.00	0.00
CLIFFS BARBER SHOP (9/11/13) Total:				221.54	132.93	88.61	0.00	0.00	0.00

245701-00000215		GENE’S SEAFOOD RESTAURANT		Master Occupant Id: 00012534-4			Day Due: 1 Delq Day: 10
		Thomas L Rady		395 Current			Last Payment: 10/4/2013 8,900.00
		904-448-9888

10/4/2013	CAM	Current Year CAM	CR	-1,246.64	-1,246.64	0.00	0.00	0.00	0.00
10/4/2013	RTX	Rental Tax	CR	-87.26	-87.26	0.00	0.00	0.00	0.00
GENE’S SEAFOOD RESTAURANT Total:				-1,333.90	-1,333.90	0.00	0.00	0.00	0.00

245701-00000250		Washboard		Master Occupant Id: 00012535-3			Day Due: 1 Delq Day: 10
		Robert Wallace		410 Current			Last Payment: 9/27/2013 3,525.40
		(904) 733-5190

10/1/2013	BRT	Base Rent	CH	75.00	75.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	5.25	5.25	0.00	0.00	0.00	0.00
Washboard Total:				80.25	80.25	0.00	0.00	0.00	0.00

245701-00016608		WINN DIXIE #190		Master Occupant Id: 00012540-1			Day Due: 1 Delq Day: 10
		WINN DIXIE		MAJ D Current			Last Payment: 10/3/2013 32,274.72
		(904)-370-7288

7/11/2013	PYC	Prior Year CAM	CR	-3,347.04	0.00	0.00	0.00	-3,347.04	0.00
WINN DIXIE #190 Total:				-3,347.04	0.00	0.00	0.00	-3,347.04	0.00

245701-00000372		PLANET SMOOTHIE II		Master Occupant Id: 00012542-4			Day Due: 1 Delq Day: 10
		Jorge Guevara		365 Current			Last Payment: 10/10/2013 1,435.59
		(904) 406-5561

1/1/2013	CAM	Current Year CAM	NC	-48.00	0.00	0.00	0.00	0.00	-48.00
1/1/2013	RET	Real Estate Tax	NC	-20.00	0.00	0.00	0.00	0.00	-20.00
1/1/2013	RTX	Rental Tax	NC	-1.40	0.00	0.00	0.00	0.00	-1.40
1/1/2013	RTX	Rental Tax	NC	-3.36	0.00	0.00	0.00	0.00	-3.36
2/1/2013	CAM	Current Year CAM	NC	-48.00	0.00	0.00	0.00	0.00	-48.00
2/1/2013	RET	Real Estate Tax	NC	-20.00	0.00	0.00	0.00	0.00	-20.00
2/1/2013	RTX	Rental Tax	NC	-1.40	0.00	0.00	0.00	0.00	-1.40
2/1/2013	RTX	Rental Tax	NC	-3.36	0.00	0.00	0.00	0.00	-3.36
3/11/2013	CAM	Current Year CAM	CR	-48.00	0.00	0.00	0.00	0.00	-48.00
3/11/2013	RET	Real Estate Tax	CR	-20.00	0.00	0.00	0.00	0.00	-20.00
3/11/2013	RTX	Rental Tax	CR	-1.40	0.00	0.00	0.00	0.00	-1.40
3/11/2013	RTX	Rental Tax	CR	-3.36	0.00	0.00	0.00	0.00	-3.36
4/11/2013	CAM	Current Year CAM	CR	-48.00	0.00	0.00	0.00	0.00	-48.00
4/11/2013	RET	Real Estate Tax	CR	-20.00	0.00	0.00	0.00	0.00	-20.00
4/11/2013	RTX	Rental Tax	CR	-1.40	0.00	0.00	0.00	0.00	-1.40
4/11/2013	RTX	Rental Tax	CR	-3.36	0.00	0.00	0.00	0.00	-3.36
5/10/2013	CAM	Current Year CAM	CR	-48.00	0.00	0.00	0.00	0.00	-48.00
5/10/2013	RET	Real Estate Tax	CR	-20.00	0.00	0.00	0.00	0.00	-20.00
5/10/2013	RTX	Rental Tax	CR	-1.40	0.00	0.00	0.00	0.00	-1.40
5/10/2013	RTX	Rental Tax	CR	-3.36	0.00	0.00	0.00	0.00	-3.36
6/10/2013	CAM	Current Year CAM	CR	-48.00	0.00	0.00	0.00	0.00	-48.00
6/10/2013	RET	Real Estate Tax	CR	-20.00	0.00	0.00	0.00	0.00	-20.00
6/10/2013	RTX	Rental Tax	CR	-1.40	0.00	0.00	0.00	0.00	-1.40
6/10/2013	RTX	Rental Tax	CR	-3.36	0.00	0.00	0.00	0.00	-3.36
7/10/2013	CAM	Current Year CAM	CR	-48.00	0.00	0.00	0.00	-48.00	0.00
7/10/2013	RET	Real Estate Tax	CR	-20.00	0.00	0.00	0.00	-20.00	0.00
7/10/2013	RTX	Rental Tax	CR	-1.40	0.00	0.00	0.00	-1.40	0.00

Database: OZDBASE	Aged Delinquencies	Page: 19
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

7/10/2013	RTX	Rental Tax	CR	-3.36	0.00	0.00	0.00	-3.36	0.00
9/9/2013	CAM	Current Year CAM	CR	-3.74	0.00	-3.74	0.00	0.00	0.00
9/9/2013	RTX	Rental Tax	CR	-0.26	0.00	0.26	0.00	0.00	0.00

PLANET SMOOTHIE II Total:				-513.32	0.00	-4.00	0.00	-72.76	-436.56

245701-00020491		State Farm Insurance / Kathy Scott		Master Occupant Id: 00012551-5			Day Due: 1 Delq Day: 10
		Kathy Scott		612	Current		Last Payment: 9/30/2013 2,331.40
		904-730-3665

2/1/2013	BRT	Base Rent	NC	-1,629.60	0.00	0.00	0.00	0.00	-1,629.60
2/1/2013	RTX	Rental Tax	NC	-114.07	0.00	0.00	0.00	0.00	-114.07
3/1/2013	BRT	Base Rent	NC	-1,629.60	0.00	0.00	0.00	0.00	-1,629.60
3/1/2013	RTX	Rental Tax	NC	-114.07	0.00	0.00	0.00	0.00	-114.07
4/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	0.00	0.00	50.40
4/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	0.00	o.oo	3.53
5/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	0.00	0.00	50.40
5/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	0.00	0.00	3.53
6/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	0.00	0.00	50.40
6/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	0.00	0.00	3.53
7/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	0.00	0.00	50.40
7/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	0.00	0.00	3.53
8/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	0.00	50.40	0.00
8/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	0.00	3.53	0.00
9/1/2013	BRT	Base Rent	CH	50.40	0.00	0.00	50.40	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	3.53	0.00	0.00	3.53	0.00	0.00
10/1/2013	BRT	Base Rent	CH	50.40	50.40	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	3.53	3.53	0.00	0.00	0.00	0.00

State Farm Insurance / Kathy Scott Total:				-3,109.83	53.93	0.00	53.93	53.93	-3,271.62

245701-00016622		Subway #30863		Master Occupant Id: 00012556-1			Day Due: 1 Delq Day: 10
		Wingate Jackson		618	Current		Last Payment: 10/2/2013 2,451.44
		(904) 367-8404

2/14/2013	ABT	Rent Abatement	NC	-48.56	0.00	0.00	0.00	0.00	-48.56

Subway #30863 Total:				-48.56	0.00	0.00	0.00	0.00	-48.56

245701-00000067		Doing Dishes		Master Occupant Id: 00012561-3			Day Due: 1 Delq Day: 10
		Katharine M Schofield		315	Current		Last Payment: 10/15/2013 3,371.61
		(904) 730-3729

1/1/2013	CAM	Current Year CAM	NC	-161.20	0.00	0.00	0.00	0.00	-161.20
1/1/2013	RET	Real Estate Tax	NC	-28.00	0.00	0.00	0.00	0.00	-28.00
1/1/2013	RTX	Rental Tax	NC	-1.96	0.00	0.00	0.00	0.00	-1.96
1/1/2013	RTX	Rental Tax	NC	-11.28	0.00	0.00	0.00	0.00	-11.28
2/1/2013	CAM	Current Year CAM	NC	-161.20	0.00	0.00	0.00	0.00	-161.20
2/1/2013	RET	Real Estate Tax	NC	-28.00	0.00	0.00	0.00	0.00	-28.00
2/1/2013	RTX	Rental Tax	NC	-1.96	0.00	0.00	0.00	0.00	-1.96
2/1/2013	RTX	Rental Tax	NC	-11.28	0.00	0.00	0.00	0.00	-11.28
3/4/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	0.00	0.00	-161.20
3/4/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	0.00	0.00	-28.00
3/4/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	0.00	0.00	-1.96
3/4/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	0.00	0.00	-11.28
4/1/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	0.00	0.00	-161.20
4/1/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	0.00	0.00	-28.00
4/1/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	0.00	0.00	-11.28
4/1/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	0.00	0.00	-1.96
5/13/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	0.00	0.00	-161.20
5/13/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	0.00	0.00	-28.00
5/13/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	0.00	0.00	-1.96

Database: OZDBASE	Aged Delinquencies	Page: 20
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

5/13/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	0.00	0.00	-11.28
6/6/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	0.00	0.00	-161.20
6/6/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	0.00	0.00	-28.00
6/6/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	0.00	0.00	-1.96
6/6/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	0.00	0.00	-11.28
7/3/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	0.00	0.00	-161.20
7/3/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	0.00	0.00	-28.00
7/3/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	0.00	0.00	-1.96
7/3/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	0.00	0.00	-11.28
8/5/2013	CAM	Current Year CAM	CR	-161.20	0.00	0.00	-161.20	0.00	0.00
8/5/2013	RET	Real Estate Tax	CR	-28.00	0.00	0.00	-28.00	0.00	0.00
8/5/2013	RTX	Rental Tax	CR	-1.96	0.00	0.00	-1.96	0.00	0.00
8/5/2013	RTX	Rental Tax	CR	-11.28	0.00	0.00	-11.28	0.00	0.00
9/9/2013	CAM	Current Year CAM	CR	-161.20	0.00	-161.20	0.00	0.00	0.00
9/9/2013	RET	Real Estate Tax	CR	-28.00	0.00	-28.00	0.00	0.00	0.00
9/9/2013	RTX	Rental Tax	CR	-1.96	0.00	-1.96	0.00	0.00	0.00
9/9/2013	RTX	Rental Tax	CR	-11.28	0.00	-11.28	0.00	0.00	0.00
10/15/2013	CAM	Current Year CAM	CR	-161.20	-161.20	0.00	0.00	0.00	0.00
10/15/2013	RET	Real Estate Tax	CR	-28.00	-28.00	0.00	0.00	0.00	0.00
10/15/2013	RTX	Rental Tax	CR	-1.96	-1.96	0.00	0.00	0.00	0.00
10/15/2013	RTX	Rental Tax	CR	-11.28	-11.28	0.00	0.00	0.00	0.00

Doing Dishes Total:				-2,024.40	-202.44	-202.44	-202.44	0.00	-1,417.08

245701-00020435	RICHARDSON’S JEWELRY & GIFTS	Master Occupant Id: 00012571-3	Day Due: 1 Delq Day: 10
	Sandra Richardson	350 Current	Last Payment: 9/27/2013 1,962.82
(904) 739-9110

8/30/2013	CAM	Current Year CAM	CR	-52.34	0.00	0.00	-52.34	0.00	0.00
8/30/2013	RTX	Rental Tax	CR	-3.66	0.00	0.00	-3.66	0.00	0.00
9/27/2013	CAM	Current Year CAM	CR	-52.34	0.00	-52.34	0.00	0.00	0.00
9/27/2013	RTX	Rental Tax	CR	-3.66	0.00	-3.66	0.00	0.00	0.00

RICHARDSON’S JEWELRY & GIFTS Total:				-112.00	0.00	-56.00	-56.00	0.00	0.00

245701-00019488	Bamboo Express	Master Occupant Id: 00014491-1	Day Due: 1 Delq Day: 10
		610 Current	Last Payment: 10/2/2013 2,138.88

5/27/2012	PYC	Prior Year CAM	CH	30.55	0.00	0.00	0.00	0.00	30.55
5/27/2012	PYT	Prior Year RE Tax	NC	-106.14	0.00	0.00	0.00	0.00	-106.14
5/27/2012	RTX	Rental Tax	CH	2.14	0.00	0.00	0.00	0.00	2.14
5/27/2012	RTX	Rental Tax	NC	-7.43	0.00	0.00	0.00	0.00	-7.43
5/26/2013	PYC	Prior Year CAM	CH	278.83	0.00	0.00	0.00	0.00	278.83
5/26/2013	PYT	Prior Year RE Tax	NC	-224.17	0.00	0.00	0.00	0.00	-224.17
5/26/2013	RTX	Rental Tax	CH	19.52	0.00	0.00	0.00	0.00	19.52
5/26/2013	RTX	Rental Tax	NC	-15.69	0.00	0.00	0.00	0.00	-15.69

Bamboo Express Total:				-22.39	0.00	0.00	0.00	0.00	-22.39

245701-00020437		Your Stylist		Master Occupant Id: 00014810-1			Day Due: 1 Delq Day: 10
		Julia Leggett		165 Current			Last Payment: 10/2/2013 1,000.00
		(904) 744-7426

8/1/2013	BRT	Base Rent	CH	2,091.73	0.00	0.00	0.00	2,091.73	0.00
8/1/2013	CAM	Current Year CAM	CH	361.37	0.00	0.00	0.00	361.37	0.00
8/1/2013	RET	Real Estate Tax	CH	181.56	0.00	0.00	0.00	181.56	0.00
8/1/2013	RTX	Rental Tax	CH	12.78	0.00	0.00	0.00	12.78	0.00
8/1/2013	RTX	Rental Tax	CH	25.30	0.00	0.00	0.00	25.30	0.00
8/1/2013	RTX	Rental Tax	CH	146.42	0.00	0.00	0.00	146.42	0.00
8/10/2013	LCH	Late Charge	CH	225.84	0.00	0.00	225.84	0.00	0.00
9/1/2013	BRT	Base Rent	CH	2,091.73	0.00	0.00	2,091.73	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 21
Date: 11/4/2013
BLDG: 245701	OZ/CLP Lakewood LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

9/1/2013	CAM	Current Year CAM	CH	361.37	0.00	0.00	361.37	0.00	0.00
9/1/2013	GCH	Garbage Charge	CH	50.00	0.00	0.00	50.00	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	194.87	0.00	0.00	194.87	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	13.64	0.00	0.00	13.64	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	3.50	0.00	0.00	3.50	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	25.30	0.00	0.00	25.30	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	146.42	0.00	0.00	146.42	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	8.75	0.00	0.00	8.75	0.00	0.00
9/1/2013	WCH	Water Charge	CH	125.00	0.00	0.00	125.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	225.84	0.00	225.84	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	2,091.73	2,091.73	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	361.37	361.37	0.00	0.00	0.00	0.00
10/1/2013	GCH	Garbage Charge	CH	50.00	50.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	194.87	194.87	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	13.64	13.64	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	3.50	3.50	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	8.75	8.75	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	25.30	25.30	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	146.42	146.42	0.00	0.00	0.00	0.00
10/1/2013	WCH	Water Charge	CH	125.00	125.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	225.84	225.84	0.00	0.00	0.00	0.00

Your Stylist Total:				9,537.84	3,246.42	225.84	3,246.42	2,819.16	0.00

BLDG 245701 Total:				-7,496.42	-2,041.17	36.34	3,041.91	-546.71	-7,986.79

Database: OZDBASE	Aged Delinquencies	Page: 22
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245801-00000036		LaVida Massage		Master Occupant Id: 00000015-1			Day Due: 1 Delq Day: 10
		Douglas James Walker		203	Current		Last Payment: 10/17/2013 2,500.00
		(813) 926-3388

8/1/2013	BRT	Base Rent	CH	1,490.49	0.00	0.00	0.00	1,490.49	0.00
8/1/2013	RTX	Rental Tax	CH	104.33	0.00	0.00	0.00	104.33	0.00
9/1/2013	BRT	Base Rent	CH	3,974.63	0.00	0.00	3,974.63	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	582.00	0.00	0.00	582.00	0.00	0.00
9/1/2013	GCH	Garbage Charge	CH	156.32	0.00	0.00	156.32	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	387.00	0.00	0.00	387.00	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	27.09	0.00	0.00	27.09	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	40.74	0.00	0.00	40.74	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	278.22	0.00	0.00	278.22	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	10.94	0.00	0.00	10.94	0.00	0.00
9/10/2013	LCH	Late Charge	CH	408.00	0.00	408.00	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	3,974.63	3,974.63	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	582.00	582.00	0.00	0.00	0.00	0.00
10/1/2013	GCH	Garbage Charge	CH	156.32	156.32	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	387.00	387.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	27.09	27.09	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	10.94	10.94	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	40.74	40.74	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	278.22	278.22	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	408.00	408.00	0.00	0.00	0.00	0.00

LaVida Massage Total:				13,324.70	5,864.94	408.00	5,456.94	1,594.82	0.00

245801-00000238		Residential Roofing		Master Occupant Id: 00000139-1			Day Due: 1 Delq Day: 10
		residentialroofinginc@yahoo.co		3843	Current		Last Payment: 5/13/2013 4,200.00
		(813) 952-7979

6/1/2013	BRT	Base Rent	CH	600.00	0.00	0.00	0.00	0.00	600.00
6/1/2013	RTX	Rental Tax	CH	42.00	0.00	0.00	0.00	0.00	42.00
6/10/2013	LCH	Late Charge	CH	7.70	0.00	0.00	0.00	0.00	7.70
7/1/2013	BRT	Base Rent	CH	600.00	0.00	0.00	0.00	0.00	600.00
7/1/2013	RTX	Rental Tax	CH	42.00	0.00	0.00	0.00	0.00	42.00
7/10/2013	LCH	Late Charge	CH	48.00	0.00	0.00	0.00	48.00	0.00
8/1/2013	BRT	Base Rent	CH	600.00	0.00	0.00	0.00	600.00	0.00
8/1/2013	RTX	Rental Tax	CH	42.00	0.00	0.00	0.00	42.00	0.00
8/10/2013	LCH	Late Charge	CH	48.00	0.00	0.00	48.00	0.00	0.00
9/1/2013	BRT	Base Rent	CH	600.00	0.00	0.00	600.00	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	42.00	0.00	0.00	42.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	48.00	0.00	48.00	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	600.00	600.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	42.00	42.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	48.00	48.00	0.00	0.00	0.00	0.00
Residential Roofing Total:				3,409.70	690.00	48.00	690.00	690.00	1,291.70

245801-00000325		She Money Jewelry and Loan		Master Occupant Id: 00000197-1			Day Due: 1 Delq Day: 10
		myscartech@aol.com		3829	Current		Last Payment: 10/15/2013 1,507.06
		(813) 362-9018

8/14/2013	CAM	Current Year CAM	CR	-22.70	0.00	0.00	-22.70	0.00	0.00
8/14/2013	RTX	Rental Tax	CR	-1.59	0.00	0.00	-1.59	0.00	0.00

She Money Jewelry and Loan Total:				-24.29	0.00	0.00	-24.29	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 23
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245801-00000363		Genghis Grill		Master Occupant Id: 00000214-1			Day Due: 1 Delq Day: 10
		jdorsch@jneinc.com		3805	Current		Last Payment: 10/21/2013 8,769.54
		(863) 583-9192

10/21/2013	BRT	Base Rent	CR	-6,250.00	-6,250.00	0.00	0.00	0.00	0.00
10/21/2013	CAM	Current Year CAM	CR	-1,158.33	-1,158.33	0.00	0.00	0.00	0.00
10/21/2013	RET	Real Estate Tax	CR	-787.50	-787.50	0.00	0.00	0.00	0.00
10/21/2013	RTX	Rental Tax	CR	-55.13	-55.13	0.00	0.00	0.00	0.00
10/21/2013	RTX	Rental Tax	CR	-81.08	-81.08	0.00	0.00	0.00	0.00
10/21/2013	RTX	Rental Tax	CR	-437.50	-437.50	0.00	0.00	0.00	0.00

Genghis Grill Total:				-8,769.54	-8,769.54	0.00	0.00	0.00	0.00

245801-00000383		T MOBILE SOUTH LLC		Master Occupant Id: 00000221-1			Day Due: 1 Delq Day: 10
				206	Current		Last Payment: 9/30/2013 4,503.28

6/1/2012	GCH	Garbage Charge	CH	96.00	0.00	0.00	0.00	0.00	96.00
6/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
6/1/2012	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
6/1/2012	RTX	Rental Tax	CH	5.81	0.00	0.00	0.00	0.00	5.81
6/1/2012	RTX	Rental Tax	CH	6.71	0.00	0.00	0.00	0.00	6.71
6/1/2012	WCH	Water Charge	CH	83.00	0.00	0.00	0.00	0.00	83.00
7/1/2012	CAM	Current Year CAM	CH	391.50	0.00	0.00	0.00	0.00	391.50
7/1/2012	GCH	Garbage Charge	CH	105.30	0.00	0.00	0.00	0.00	105.30
7/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
7/1/2012	RTX	Rental Tax	CH	58.83	0.00	0.00	0.00	0.00	58.83
7/1/2012	WCH	Water Charge	CH	83.00	0.00	0.00	0.00	0.00	83.00
7/30/2012	CAM	Current Year CAM	CR	-197.70	0.00	0.00	0.00	0.00	-197.70
7/30/2012	RTX	Rental Tax	CR	-13.84	0.00	0.00	0.00	0.00	-13.84
8/1/2012	GCH	Garbage Charge	CH	6.89	0.00	0.00	0.00	0.00	6.89
8/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
8/1/2012	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
8/1/2012	RTX	Rental Tax	CH	0.38	0.00	0.00	0.00	0.00	0.38
8/1/2012	RTX	Rental Tax	CH	0.48	0.00	0.00	0.00	0.00	0.48
8/1/2012	WCH	Water Charge	CH	5.43	0.00	0.00	0.00	0.00	5.43
9/1/2012	CAM	Current Year CAM	CH	391.50	0.00	0.00	0.00	0.00	391.50
9/1/2012	GCH	Garbage Charge	CH	105.30	0.00	0.00	0.00	0.00	105.30
9/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
9/1/2012	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
9/1/2012	RTX	Rental Tax	CH	5.81	0.00	0.00	0.00	0.00	5.81
9/1/2012	RTX	Rental Tax	CH	7.37	0.00	0.00	0.00	0.00	7.37
9/1/2012	RTX	Rental Tax	CH	27.41	0.00	0.00	0.00	0.00	27.41
9/1/2012	WCH	Water Charge	CH	83.00	0.00	0.00	0.00	0.00	83.00
9/4/2012	BRT	Base Rent	CR	-2,597.85	0.00	0.00	0.00	0.00	-2,597.85
9/4/2012	CAM	Current Year CAM	CR	-630.45	0.00	0.00	0.00	0.00	-630.45
9/4/2012	GCH	Garbage Charge	CR	-105.30	0.00	0.00	0.00	0.00	-105.30
9/4/2012	WCH	Water Charge	CR	-83.00	0.00	0.00	0.00	0.00	-83.00
9/7/2012	BRT	Base Rent	CH	2,710.80	0.00	0.00	0.00	0.00	2,710.80
9/7/2012	RTX	Rental Tax	CH	189.76	0.00	0.00	0.00	0.00	189.76
10/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
10/2/2012	CAM	Current Year CAM	CR	-238.95	0.00	0.00	0.00	0.00	-238.95
10/2/2012	RTX	Rental Tax	CR	-58.83	0.00	0.00	0.00	0.00	-58.83
10/2/2012	RTX	Rental Tax	CR	-58.83	0.00	0.00	0.00	0.00	-58.83
10/2/2012	RTX	Rental Tax	CR	-58.83	0.00	0.00	0.00	0.00	-58.83
10/2/2012	RTX	Rental Tax	CR	-45.10	0.00	0.00	0.00	0.00	-45.10
11/1/2012	CAM	Current Year CAM	CR	-238.95	0.00	0.00	0.00	0.00	-238.95
11/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
11/1/2012	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24

Database: OZDBASE	Aged Delinquencies	Page: 24
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

11/1/2012	RTX	Rental Tax	CR	-16.73	0.00	0.00	0.00	0.00	-16.73
12/1/2012	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
12/1/2012	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
12/3/2012	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
12/3/2012	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
1/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
1/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
1/2/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
1/2/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
2/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
2/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
2/4/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
2/4/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
3/1/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
3/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
3/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
3/1/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
4/1/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
4/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
4/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
4/1/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
4/26/2013	PYC	Prior Year CAM	NC	-805.12	0.00	0.00	0.00	0.00	-805.12
4/26/2013	PYT	Prior Year RE Tax	NC	-162.99	0.00	0.00	0.00	0.00	-162.99
4/26/2013	RTX	Rental Tax	NC	-11.41	0.00	0.00	0.00	0.00	-11.41
4/26/2013	RTX	Rental Tax	NC	-56.36	0.00	0.00	0.00	0.00	-56.36
4/29/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
4/29/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
5/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
5/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
6/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
6/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
6/3/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
6/3/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
7/1/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	0.00	0.00	-240.36
7/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	0.00	260.55
7/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	0.00	18.24
7/1/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	0.00	0.00	-16.83
8/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	0.00	260.55	0.00
8/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	0.00	18.24	0.00
8/5/2013	CAM	Current Year CAM	CR	-240.36	0.00	0.00	-240.36	0.00	0.00
8/5/2013	RTX	Rental Tax	CR	-16.83	0.00	0.00	-16.83	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	260.55	0.00	0.00	260.55	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	18.24	0.00	0.00	18.24	0.00	0.00
9/3/2013	CAM	Current Year CAM	CR	-240.36	0.00	-240.36	0.00	0.00	0.00
9/3/2013	RTX	Rental Tax	CR	-16.83	0.00	-16.83	0.00	0.00	0.00
9/30/2013	CAM	Current Year CAM	CR	-240.36	0.00	-240.36	0.00	0.00	0.00
9/30/2013	RTX	Rental Tax	CR	-16.83	0.00	-16.83	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	260.55	260.55	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	18.24	18.24	0.00	0.00	0.00	0.00

T MOBILE SOUTH LLC Total:				857.90	278.79	-514.38	21.60	278.79	793.10

245801-00000386		CHI YOGA STUDIOS		Master Occupant Id: 00000224-1			Day Due: 1 Delq Day: 10
		CHIADIKA77@GMAIL.COM		3845	Current		Last Payment: 10/11/2013 1,436.62
		(813) 442-8850

7/6/2012	BRT	Base Rent	CR	-2,140.57	0.00	0.00	0.00	0.00	-2,140.57
7/6/2012	RTX	Rental Tax	CR	-149.84	0.00	0.00	0.00	0.00	-149.84
10/29/2012	CAM	Current Year CAM	CR	-799.25	0.00	0.00	0.00	0.00	-799.25
10/29/2012	RET	Real Estate Tax	CR	-169.55	0.00	0.00	0.00	0.00	-169.55

Database: OZDBASE	Aged Delinquencies	Page: 25
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

10/29/2012	RTX	Rental Tax	CR	-11.86	0.00	0.00	0.00	0.00	-11.86
10/29/2012	RTX	Rental Tax	CR	-55.65	0.00	0.00	0.00	0.00	-55.65

CHI YOGA STUDIOS Total:				-3,326.72	0.00	0.00	0.00	0.00	-3,326.72

245801-00000357		MAJIK TOUCH CLEANERS		Master Occupant Id: 00012576-4			Day Due: 1 Delq Day: 10
		MAJIK TOUCH CLEANERS		3809 Current			Last Payment: 10/7/2013 4,100.00
		(813) 968-3972

10/7/2013	CAM	Current Year CAM	CR	-46.50	-46.50	0.00	0.00	0.00	0.00
10/7/2013	RTX	Rental Tax	CR	-3.25	-3.25	0.00	0.00	0.00	0.00

MAJIK TOUCH CLEANERS Total:				-49.75	-49.75	0.00	0.00	0.00	0.00

245801-00000082	SUBWAY #4595	Master Occupant Id: 00012577-3	Day Due: 1 Delq Day: 10
	SUBWAY #4595	3813 Current	Last Payment: 10/4/2013 3,346.67
(813) 264-2514

9/30/2013	BRT	Base Rent	CR	-61.36	0.00	-61.36	0.00	0.00	0.00
9/30/2013	RTX	Rental Tax	CR	-4.29	0.00	-4.29	0.00	0.00	0.00

SUBWAY #4595 Total:				-65.65	0.00	-65.65	0.00	0.00	0.00

245801-00000034		TJ MAXX #290		Master Occupant Id: 00012579-3			Day Due: 1 Delq Day: 10
		T J MAXX #290		400 Current			Last Payment: 9/30/2013 22,741.75
		(508) 390-2569

7/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
7/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
8/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
8/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
8/20/2010	RTX	Rental Tax	CH	51.61	0.00	0.00	0.00	0.00	51.61
8/20/2010	WCH	Water Charge	CH	737.40	0.00	0.00	0.00	0.00	737.40
9/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
9/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
10/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
10/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
11/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
11/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
12/1/2010	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
12/1/2010	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
1/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
1/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
2/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
2/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
3/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
3/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
4/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
4/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
5/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
5/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
6/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
6/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
7/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
7/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
8/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
8/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
9/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
9/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
10/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
10/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
11/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05

Database: OZDBASE	Aged Delinquencies	Page: 26
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

11/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
12/1/2011	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
12/1/2011	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
1/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
1/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
2/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
2/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
3/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
3/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
4/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
4/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
5/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
5/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
6/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
6/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
7/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
7/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
8/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
8/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
9/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
9/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
10/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
10/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
11/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
11/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
12/1/2012	RTX	Rental Tax	CH	15.05	0.00	0.00	0.00	0.00	15.05
12/1/2012	WCH	Water Charge	CH	215.00	0.00	0.00	0.00	0.00	215.00
12/3/2012	BRT	Base Rent	CR	-2,499.46	0.00	0.00	0.00	0.00	-2,499.46
12/3/2012	EVB	Environmental Base	CR	-346.50	0.00	0.00	0.00	0.00	-346.50
12/3/2012	RTX	Rental Tax	CR	-174.99	0.00	0.00	0.00	0.00	-174.99
4/26/2013	PYC	Prior Year CAM	CH	1,404.16	0.00	0.00	0.00	0.00	1,404.16
4/26/2013	RTX	Rental Tax	CH	98.29	0.00	0.00	0.00	0.00	98.29
8/1/2013	BRT	Base Rent	CH	9,704.62	0.00	0.00	0.00	9,704.62	0.00
8/1/2013	CAM	Current Year CAM	CH	399.10	0.00	0.00	0.00	399.10	0.00
8/1/2013	RTX	Rental Tax	CH	27.93	0.00	0.00	0.00	27.93	0.00
8/1/2013	RTX	Rental Tax	CH	679.32	0.00	0.00	0.00	679.32	0.00
9/1/2013	EVB	Environmental Base	CH	427.03	0.00	0.00	427.03	0.00	0.00
10/1/2013	EVB	Environmental Base	CH	427.03	427.03	0.00	0.00	0.00	0.00

TJ MAXX #290 Total:				17,837.04	427.03	0.00	427.03	10,810.97	6,172.01

245801-00000075		BEEF O’BRADY’S		Master Occupant Id: 00012580-3			Day Due: 1 Delq Day: 10
		BEEF O’BRADY’S		501 Current			Last Payment: 10/10/2013 6,494.45
		(813) 226-2333

8/9/2013	CAM	Current Year CAM	CR	-224.63	0.00	0.00	-224.63	0.00	0.00
8/9/2013	RTX	Rental Tax	CR	-15.72	0.00	0.00	-15.72	0.00	0.00

BEEF O’BRADY’S Total:				-240.35	0.00	0.00	-240.35	0.00	0.00

245801-00000079		SMOOTHIE KING		Master Occupant Id: 00012582-3			Day Due: 1 Delq Day: 10
		SMOOTHIE KING		502 Current			Last Payment: 10/4/2013 3,100.00
		(813) 373-8077

8/5/2013	CAM	Current Year CAM	CR	-106.07	0.00	0.00	-106.07	0.00	0.00
8/5/2013	RTX	Rental Tax	CR	-7.42	0.00	0.00	-7.42	0.00	0.00
SMOOTHIE KING Total:				-113.49	0.00	0.00	-113.49	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 27
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

245801-00000017		TANYA’S ICE CREAMIEST		Master Occupant Id: 00012583-3			Day Due: 1 Delq Day: 10
		TANYA’S ICE CREAMIEST		500 Current			Last Payment: 9/30/2013 3,497.14
		(813) 920-6986

5/27/2012	PYC	Prior Year CAM	CH	264.00	0.00	0.00	0.00	0.00	264.00
5/27/2012	PYT	Prior Year RE Tax	NC	-753.00	0.00	0.00	0.00	0.00	-753.00
5/27/2012	RTX	Rental Tax	CH	18.48	0.00	0.00	0.00	0.00	18.48
5/27/2012	RTX	Rental Tax	NC	-52.63	0.00	0.00	0.00	0.00	-52.63
11/1/2012	BRT	Base Rent	CH	116.09	0.00	0.00	0.00	0.00	116.09
11/1/2012	RTX	Rental Tax	CH	8.13	0.00	0.00	0.00	0.00	8.13
4/26/2013	PYC	Prior Year CAM	CH	136.18	0.00	0.00	0.00	0.00	136.18
4/26/2013	PYT	Prior Year RE Tax	NC	-259.59	0.00	0.00	0.00	0.00	-259.59
4/26/2013	RTX	Rental Tax	CH	9.53	0.00	0.00	0.00	0.00	9.53
4/26/2013	RTX	Rental Tax	NC	-18.12	0.00	0.00	0.00	0.00	-18.12

TANYA’S ICE CREAMIEST Total:				-530.93	0.00	0.00	0.00	0.00	-530.93

245801-00000090		BEALLS #32		Master Occupant Id: 00012584-3			Day Due: 1 Delq Day: 10
		BEALLS #32		700 Current			Last Payment: 9/27/2013 42,700.76
		800-767-4197

6/1/2013	BRT	Base Rent	NC	-18,986.63	0.00	0.00	0.00	0.00	-18,986.63
6/1/2013	CAM	Current Year CAM	NC	-873.30	0.00	0.00	0.00	0.00	-873.30
6/1/2013	RTX	Rental Tax	NC	-61.13	0.00	0.00	0.00	0.00	-61.13
6/1/2013	RTX	Rental Tax	NC	-1,329.06	0.00	0.00	0.00	0.00	-1,329.06
7/1/2013	BRT	Base Rent	NC	-37,973.33	0.00	0.00	0.00	0.00	-37,973.33
7/1/2013	CAM	Current Year CAM	NC	-1,746.75	0.00	0.00	0.00	0.00	-1,746.75
7/1/2013	RTX	Rental Tax	NC	-122.27	0.00	0.00	0.00	0.00	-122.27
7/1/2013	RTX	Rental Tax	NC	-2,658.13	0.00	0.00	0.00	0.00	-2,658.13
7/2/2013	RTX	Rental Tax	NC	-0.01	0.00	0.00	0.00	0.00	-0.01
7/29/2013	RTX	Rental Tax	NC	-0.01	0.00	0.00	0.00	-0.01	0.00
8/1/2013	BRT	Base Rent	NC	-37,973.33	0.00	0.00	0.00	-37,973.33	0.00
8/1/2013	CAM	Current Year CAM	NC	-1,746.75	0.00	0.00	0.00	-1,746.75	0.00
8/1/2013	RTX	Rental Tax	NC	-122.27	0.00	0.00	0.00	-122.27	0.00
8/1/2013	RTX	Rental Tax	NC	-2,658.13	0.00	0.00	0.00	-2,658.13	0.00
8/28/2013	RTX	Rental Tax	NC	-0.01	0.00	0.00	-0.01	0.00	0.00
9/1/2013	BRT	Base Rent	NC	-37,973.33	0.00	0.00	-37,973.33	0.00	0.00
9/1/2013	CAM	Current Year CAM	NC	-1,746.75	0.00	0.00	-1,746.75	0.00	0.00
9/1/2013	RTX	Rental Tax	NC	-122.27	0.00	0.00	-122.27	0.00	0.00
9/1/2013	RTX	Rental Tax	NC	-2,658.13	0.00	0.00	-2,658.13	0.00	0.00
9/27/2013	CAM	Current Year CAM	CR	-1,746.75	0.00	-1,746.75	0.00	0.00	0.00
9/27/2013	RTX	Rental Tax	CR	-122.28	0.00	-122.28	0.00	0.00	0.00
10/1/2013	ABT	Rent Abatement	NC	-37,973.33	-37,973.33	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	NC	-2,658.13	-2,658.13	0.00	0.00	0.00	0.00

BEALLS #32 Total:				-191,252.08	-40,631.46	-1,869.03	-42,500.49	-42,500.49	-63,750.61

245801-00016650		Sweetbay Supermarket		Master Occupant Id: 00012585-1			Day Due: 1 Delq Day: 10
		Sweetbay Supermarket		200 Current			Last Payment: 10/25/2013 561.75

10/25/2013	CAM	Current Year CAM	CR	-525.00	-525.00	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-36.75	-36.75	0.00	0.00	0.00	0.00

Sweetbay Supermarket Total:				-561.75	-561.75	0.00	0.00	0.00	0.00

245801-00000320		PRUDENTIAL TROPICAL REALTY		Master Occupant Id: 00012586-5			Day Due: 1 Delq Day: 10
		Virginia Dauphin-Acct. Dept.		201 Current			Last Payment: 10/3/2013 12,628.97
		727-569-2338

11/5/2012	CAM	Current Year CAM	CR	-552.84	0.00	0.00	0.00	0.00	-552.84
11/5/2012	RTX	Rental Tax	CR	-38.70	0.00	0.00	0.00	0.00	-38.70

Database: OZDBASE	Aged Delinquencies	Page: 28
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

1/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
1/1/2013	RET	Real Estate Tax	NC	-342.00	0.00	0.00	0.00	0.00	-342.00
1/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
1/1/2013	RTX	Rental Tax	NC	-23.94	0.00	0.00	0.00	0.00	-23.94
2/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
2/1/2013	RET	Real Estate Tax	NC	-342.00	0.00	0.00	0.00	0.00	-342.00
2/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
2/1/2013	RTX	Rental Tax	NC	-23.94	0.00	0.00	0.00	0.00	-23.94
3/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	0.00	277.68
3/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
3/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
3/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	0.00	19.44
3/4/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	0.00	0.00	-342.00
3/4/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	0.00	0.00	-23.94
4/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	0.00	277.68
4/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
4/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
4/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	0.00	19.44
4/3/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	0.00	0.00	-342.00
4/3/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	0.00	0.00	-23.94
4/26/2013	PYC	Prior Year CAM	CH	979.97	0.00	0.00	0.00	0.00	979.97
4/26/2013	PYT	Prior Year RE Tax	NC	-970.86	0.00	0.00	0.00	0.00	-970.86
4/26/2013	RTX	Rental Tax	CH	68.60	0.00	0.00	0.00	0.00	68.60
4/26/2013	RTX	Rental Tax	NC	-67.96	0.00	0.00	0.00	0.00	-67.96
5/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	0.00	277.68
5/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
5/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
5/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	0.00	19.44
5/3/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	0.00	0.00	-342.00
5/3/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	0.00	0.00	-23.94
6/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	0.00	277.68
6/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
6/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
6/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	0.00	19.44
6/4/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	0.00	0.00	-342.00
6/4/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	0.00	0.00	-23.94
7/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	0.00	277.68
7/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	0.00	98.00
7/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	0.00	6.86
7/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	0.00	19.44
7/5/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	0.00	-342.00	0.00
7/5/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	0.00	-23.94	0.00
8/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	0.00	277.68	0.00
8/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	0.00	98.00	0.00
8/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	0.00	6.86	0.00
8/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	0.00	19.44	0.00
8/5/2013	RET	Real Estate Tax	CR	-342.00	0.00	0.00	-342.00	0.00	0.00
8/5/2013	RTX	Rental Tax	CR	-23.94	0.00	0.00	-23.94	0.00	0.00
9/1/2013	BRT	Base Rent	CH	277.68	0.00	0.00	277.68	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	98.00	0.00	0.00	98.00	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	6.86	0.00	0.00	6.86	0.00	0.00
9/1/2013	RTX	Rental Tax	CH	19.44	0.00	0.00	19.44	0.00	0.00
9/6/2013	RET	Real Estate Tax	CR	-342,00	0.00	-342.00	0.00	0.00	0.00
9/6/2013	RTX	Rental Tax	CR	-23.94	0.00	-23.94	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	277.68	277.68	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	98.00	98.00	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	6.86	6.86	0.00	0.00	0.00	0.00
10/1/2013	RTX	Rental Tax	CH	19.44	19.44	0.00	0.00	0.00	0.00

Database: OZDBASE	Aged Delinquencies	Page: 29
Date: 11/4/2013
BLDG: 245801	OZ/CLP Northdale LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

10/3/2013	RET	Real Estate Tax	CR	-342.00	-342.00	0.00	0.00	0.00	0.00
10/3/2013	RTX	Rental Tax	CR	-23.94	-23.94	0.00	0.00	0.00	0.00

PRUDENTIAL TROPICAL REALTY Total:				-815.63	36.04	-365.94	36.04	36.04	-557.81

245801-00020313		Carrollwood Nail Salon		Master Occupant Id: 00012588-4			Day Due: 1 Delq Day: 10
		Lam Ba Vo		3825 Current			Last Payment: 9/30/2013 2,231.79
		(813) 969-2278

11/1/2012	BRT	Base Rent	CH	39.34	0.00	0.00	0.00	0.00	39.34
11/1/2012	RTX	Rental Tax	CH	2.74	0.00	0.00	0.00	0.00	2.74
4/26/2013	PYT	Prior Year RE Tax	NC	-118.62	0.00	0.00	0.00	0.00	-118.62
4/26/2013	RTX	Rental Tax	NC	-7.85	0.00	0.00	0.00	0.00	-7.85

Carrollwood Nail Salon Total:				-84.39	0.00	0.00	0.00	0.00	-84.39

245801-00020507		UNI K WAX		Master Occupant Id: 00014197-2			Day Due: 1 Delq Day: 10
		Armando Acosta		207 Current			Last Payment: 10/2/2013 4,956.48
		(813) 849-2004

10/2/2013	CAM	Current Year CAM	CR	-19.22	-19.22	0.00	0.00	0.00	0.00
10/2/2013	RTX	Rental Tax	CR	-1.35	-1.35	0.00	0.00	0.00	0.00

UNI K WAX Total:				-20.57	-20.57	0.00	0.00	0.00	0.00

245801-00000053		NORTHDALE BARBER SHOP		Master Occupant Id: 00014302-2			Day Due: 1 Delq Day: 10
		WILLIE TIDEWELL		3821 Current			Last Payment: 10/25/2013 2,467.77
		(813) 810-4274

10/25/2013	BRT	Base Rent	CR	-1,833.33	-1,833.33	0.00	0.00	0.00	0.00
10/25/2013	CAM	Current Year CAM	CR	-242.00	-242.00	0.00	0.00	0.00	0.00
10/25/2013	RET	Real Estate Tax	CR	-161.00	-161.00	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-11.27	-11.27	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-16.94	-16.94	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-128.33	-128.33	0.00	0.00	0.00	0.00
10/25/2013	RTX	Rental Tax	CR	-4.90	-4.90	0.00	0.00	0.00	0.00
10/25/2013	WCH	Water Charge	CR	-70.00	-70.00	0.00	0.00	0.00	0.00

NORTHDALE BARBER SHOP Total:				-2,467.77	-2,467.77	0.00	0.00	0.00	0.00

245801-00020424		Crunch Fitness		Master Occupant Id: 00014804-1			Day Due: 1 Delq Day: 10
		Stacey Gilham		800 Current			Last Payment: 12/21/2012 31,003.65
		(512) 230-4532

12/21/2012	BRT	Base Rent	CR	-28,975.37	0.00	0.00	0.00	0.00	-28,975.37
12/21/2012	RTX	Rental Tax	CR	-2,028.28	0.00	0.00	0.00	0.00	-2,028.28

Crunch Fitness Total:				-31,003.65	0.00	0.00	0.00	0.00	-31,003.65

BLDG 245801 Total:				-203,897.22	-45,204.04	-2,359.00	-36,247.01	-29,089.87	-90,997.30

Database: OZDBASE	Aged Delinquencies	Page: 7
Date: 11/4/2013
BLDG: 246001	OZ/CLP Trussville I LLC	Time: 03:57 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

246001-00017899		Lynn’s Hallmark***b		Master Occupant Id: 00012643-3			Day Due: 1 Delq Day: 10
		Lynn’s Hallmark		A-3 Inactive			Last Payment: 9/2/2011 2,500.00
		205-870-4955

1/1/2010	RET	Real Estate Tax	CH	410.22	0.00	0.00	0.00	0.00	410.22
2/1/2010	BRT	Base Rent	CH	3,719.20	0.00	0.00	0.00	0.00	3,719.20
2/1/2010	CAM	Current Year CAM	CH	340.93	0.00	0.00	0.00	0.00	340.93
2/1/2010	RET	Real Estate Tax	CH	496.00	0.00	0.00	0.00	0.00	496.00

Lynn’s Hallmark***b Total:				4,966.35	0.00	0.00	0.00	0.00	4,966.35

246001-00018297		Jackson Hewitt Tax Service***b		Master Occupant Id: 00013944-1			Day Due: 1 Delq Day: 10
		Kaiser Masood		D-2 Inactive			Last Payment: 10/4/2013 100.00
		205-201-0740

4/1/2013	BRT	Base Rent	CH	1,619.92	0.00	0.00	0.00	0.00	1,619.92

Jackson Hewitt Tax Service***b Total:				1,619.92	0.00	0.00	0.00	0.00	1,619.92

BLDG 246001 Total:				6,586.27	0.00	0.00	0.00	0.00	6,586.27

Grand Total:				718.39	-32.29	-7.27	10.03	1,229.15	-481.23

Database: OZDBASE	Aged Delinquencies	Page: 36
Date: 11/4/2013
BLDG: 246001	OZ/CLP Trussville I LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

246001-00000074		ADVANCED WEIGHT loss clinic		Master Occupant Id: 00000028-1			Day Due: 1 Delq Day: 10
		rharris@getslose.com		C-2 Current			Last Payment: 8/23/2013 6,800.00
		866-532-6996

5/1/2013	BRT	Base Rent	CH	500.00	0.00	0.00	0.00	0.00	500.00
7/1/2013	BRT	Base Rent	CH	2,050.00	0.00	0.00	0.00	0.00	2,050.00
7/1/2013	CAM	Current Year CAM	CH	300.00	0.00	0.00	0.00	0.00	300.00
7/1/2013	RET	Real Estate Tax	CH	150.00	0.00	0.00	0.00	0.00	150.00
7/10/2013	LCH	Late Charge	CH	200.00	0.00	0.00	0.00	200.00	0.00
8/1/2013	BRT	Base Rent	CH	2,050.00	0.00	0.00	0.00	2,050.00	0.00
8/1/2013	CAM	Current Year CAM	CH	300.00	0.00	0.00	0.00	300.00	0.00
8/1/2013	RET	Real Estate Tax	CH	150.00	0.00	0.00	0.00	150.00	0.00
8/10/2013	LCH	Late Charge	CH	200.00	0.00	0.00	200.00	0.00	0.00
9/1/2013	BRT	Base Rent	CH	2,050.00	0.00	0.00	2,050.00	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	300.00	0.00	0.00	300.00	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	150.00	0.00	0.00	150.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	200.00	0.00	200.00	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	2,050.00	2,050.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	300.00	300.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	150.00	150.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	200.00	200.00	0.00	0.00	0.00	0.00

ADVANCED WEIGHT LOSS CLINIC Total:				11,300.00	2,700.00	200.00	2,700.00	2,700.00	3,000.00

246001-00000073		SuperCuts #80339		Master Occupant Id: 00012641-4			Day Due: 1 Delq Day: 10
		Sue Sai Jung		A-1 Current			Last Payment: 10/1/2013 2,348.39
		205-661-2887

7/1/2013	BRT	Base Rent	CH	421.08	0.00	0.00	0.00	0.00	421.08

SuperCuts #80339 Total:				421.08	0.00	0.00	0.00	0.00	421.08

246001-00000029		Palace Chinese Restaurant		Master Occupant Id: 00012652-2			Day Due: 1 Delq Day: 10
		Yuh-Lan Wang		E-2 Current			Last Payment: 9/26/2013 9,151.81
		205-661-1668

12/1/2012	BRT	Base Rent	CH	2,239.11	0.00	0.00	0.00	0.00	2,239.11
1/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
1/1/2013	RET	Real Estate Tax	NC	-254.61	0.00	0.00	0.00	0.00	-254.61
2/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
2/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
2/1/2013	RET	Real Estate Tax	NC	-254.61	0.00	0.00	0.00	0.00	-254.61
2/25/2013	RET	Real Estate Tax	CR	-254.61	0.00	0.00	0.00	0.00	-254.61
3/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
3/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
3/29/2013	RET	Real Estate Tax	CR	-254.61	0.00	0.00	0.00	0.00	-254.61
4/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
4/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
4/29/2013	RET	Real Estate Tax	CR	-254.61	0.00	0.00	0.00	0.00	-254.61
5/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
5/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
5/24/2013	RET	Real Estate Tax	CR	-254.61	0.00	0.00	0.00	0.00	-254.61
6/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
6/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30
6/10/2013	PYC	Prior Year CAM	CR	-1,673.32	0.00	0.00	0.00	0.00	-1,673.32
6/10/2013	PYT	Prior Year RE Tax	CR	-1,638.52	0.00	0.00	0.00	0.00	-1,638.52
6/26/2013	PYC	Prior Year CAM	NC	-1,673.32	0.00	0.00	0.00	0.00	-1,673.32
6/26/2013	PYT	Prior Year RE Tax	NC	-1,638.51	0.00	0.00	0.00	0.00	-1,638.51
6/26/2013	RET	Real Estate Tax	CR	-254.61	0.00	0.00	0.00	0.00	-254.61
7/1/2013	BRT	Base Rent	CH	354.17	0.00	0.00	0.00	0.00	354.17
7/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	0.00	15.30

Database: OZDBASE	Aged Delinquencies	Page: 37
Date: 11/4/2013
BLDG: 246001	OZ/CLP Trussville I LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

7/26/2013	RET	Real Estate Tax	CR	-264.61	0.00	0.00	0.00	-264.61	0.00
8/1/2013	BRT	Base Rent	CH	364.17	0.00	0.00	0.00	364.17	0.00
8/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	0.00	15.30	0.00
8/26/2013	RET	Real Estate Tax	CR	-252.61	0.00	0.00	-252.61	0.00	0.00
9/1/2013	BRT	Base Rent	CH	352.17	0.00	0.00	352.17	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	15.30	0.00	0.00	15.30	0.00	0.00
9/26/2013	RET	Real Estate Tax	CR	-265.31	0.00	-265.31	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	364.17	364.17	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	16.00	16.00	0.00	0.00	0.00	0.00

Palace Chinese Restaurant Total:				-3,590.13	380.17	-265.31	114.86	114.86	-3,934.71

246001-00016718		Wal - Mart #2713		Master Occupant Id: 00012653-1			Day Due: 1 Delq Day: 10
		Kendall Pringle		MAJ-B Current			Last Payment: 10/14/2013 91,683.90
		(479) 204-1349 ext. 46

5/27/2012	PYC	Prior Year CAM	CH	13,312.53	0.00	0.00	0.00	0.00	13,312.53
6/26/2013	PYC	Prior Year CAM	CH	138,828.21	0.00	0.00	0.00	0.00	138,828.21
10/24/2013	BRT	Base Rent	CR	-91,683.90	-91,683.90	0.00	0.00	0.00	0.00

Wal - Mart #2713 Total:				60,456.84	-91,683.90	0.00	0.00	0.00	152,140.74

246001-00019578		Sally Beauty Supply #2620		Master Occupant Id: 00012657-3			Day Due: 1 Delq Day: 10
		Sara Wilkins		B-2 Current			Last Payment: 10/3/2013 2,374.00
		205-661-2957

5/27/2012	PYC	Prior Year CAM	CH	137.09	0.00	0.00	0.00	0.00	137.09
5/27/2012	PYT	Prior Year RE Tax	NC	-225.16	0.00	0.00	0.00	0.00	-225.16
6/26/2013	PYC	Prior Year CAM	NC	-87.34	0.00	0.00	0.00	0.00	-87.34
6/26/2013	PYT	Prior Year RE Tax	NC	-76.16	0.00	0.00	0.00	0.00	-76.16

Sally Beauty Supply #2620 Total:				-251.57	0.00	0.00	0.00	0.00	-251.57

246001-00000330		ADVANCE AMERICA #1682		Master Occupant Id: 00012660-4			Day Due: 1 Delq Day: 10
		Mellyora Fenwick		A-2 Current			Last Payment: 10/15/2013 108.00
		864-342-5114

1/1/2013	RET	Real Estate Tax	NC	-86.00	0.00	0.00	0.00	0.00	-86.00
2/1/2013	RET	Real Estate Tax	NC	-88.00	0.00	0.00	0.00	0.00	-88.00
2/27/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	0.00	0.00	-88.00
3/28/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	0.00	0.00	-88.00
4/29/2013	CAM	Current Year CAM	CR	-108.00	0.00	0.00	0.00	0.00	-108.00
4/30/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	0.00	0.00	-88.00
5/30/2013	CAM	Current Year CAM	CR	-108.00	0.00	0.00	0.00	0.00	-108.00
5/30/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	0.00	0.00	-88.00
7/1/2013	CAM	Current Year CAM	CH	15.00	0.00	0.00	0.00	0.00	15.00
7/29/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	0.00	-88.00	0.00
8/1/2013	CAM	Current Year CAM	CH	15.00	0.00	0.00	0.00	15.00	0.00
8/29/2013	RET	Real Estate Tax	CR	-88.00	0.00	0.00	-88.00	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	15.00	0.00	0.00	15.00	0.00	0.00
9/27/2013	RET	Real Estate Tax	CR	-88.00	0.00	-88.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	15.00	15.00	0.00	0.00	0.00	0.00
10/15/2013	CAM	Current Year CAM	CR	-108.00	-108.00	0.00	0.00	0.00	0.00

ADVANCE AMERICA #1682 Total:				-1,054.00	-93.00	-88.00	-73.00	-73.00	-727.00

246001-00019575		Planet Cellular, Inc.		Master Occupant Id: 00014110-2			Day Due: 1 Delq Day: 10
		Keith Miller		D-1B Current			Last Payment: 10/1/2013 4,485.31
		(205) 408-1228

6/1/2013	CAM	Current Year CAM	CH	165.75	0.00	0.00	0.00	0.00	165.75
7/1/2013	CAM	Current Year CAM	CH	165.75	0.00	0.00	0.00	0.00	165.75
8/1/2013	CAM	Current Year CAM	CH	165.76	0.00	0.00	0.00	165.76	0.00

Database: OZDBASE	Aged Delinquencies	Page: 38
Date: 11/4/2013
BLDG: 246001	OZ/CLP Trussville I LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

9/1/2013	CAM	Current Year CAM	CH	165.75	0.00	0.00	165.75	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	165.75	165.75	0.00	0.00	0.00	0.00

Planet Cellular, Inc Total:				828.76	165.75	0.00	165.75	165.76	331.50

246001-00018988		US Armed Forces DACA01-5-08-C712		Master Occupant Id:00014304-1			Day Due: 1 Delq Day: 10
		Loretta Tanner, CT-C		D-1 Current			Last Payment: 10/15/2013 5,112.27

5/1/2013	BRT	Base Rent	CH	200.00	0.00	0.00	0.00	0.00	200.00
5/1/2013	MSC	Miscellaneous Income	CH	44.00	0.00	0.00	0.00	0.00	44.00
8/1/2013	BRT	Base Rent	CH	3,600.00	0.00	0.00	0.00	3,600.00	0.00
8/1/2013	MSC	Miscellaneous Income	CH	1,416.00	0.00	0.00	0.00	1,416.00	0.00
10/1/2013	BRT	Base Rent	CH	3,600.00	3,600.00	0.00	0.00	0.00	0.00
10/1/2013	MSC	Miscellaneous Income	CH	1,416.00	1,416.00	0.00	0.00	0.00	0.00
10/15/2013	MSC	Miscellaneous Income	CR	-96.27	-96.27	0.00	0.00	0.00	0.00

US Armed Forces DACA01-5-08-C712 Total				10,179.73	4,919.73	0.00	0.00	5,016.00	244.00

246001-00019499		Dollar Tree #1332		Master Occupant Id:00014496-1			Day Due: 1 Delq Day: 10
		Beryl Dauzal		MAJ-C Current			Last Payment: 10/2/2013 10,291.67
		205-661-1120

6/26/2013	PYC	Prior Year CAM	NC	-801.01	0.00	0.00	0.00	0.00	-801.01
6/26/2013	PYI	Prior Year Insurance	CH	572.57	0.00	0.00	0.00	0.00	572.57
6/26/2013	PYT	Prior Year RE Tax	NC	-2,222.14	0.00	0.00	0.00	0.00	-2,222.14

Dollar Tree #1332 Total:				-2,450.58	0.00	0.00	0.00	0.00	-2,450.58

BLDG 246001 Total:				75,840.13	-83,611.25	-153.31	2,907.61	7,923.62	148,773.46

Database: OZDBASE	Aged Delinquencies	Page: 39
Date: 11/4/2013
BLDG: 246101	OZ/CLP Trussville II LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

246101-00000064		BOOK RACK		Master Occupant Id: 00000025-1			Day Due: 1 Delq Day: 10
		James Powell		203 Current			Last Payment: 10/9/2013 2,638.00
		205-655-3332

5/27/2012	PYC	Prior Year CAM	CH	459.62	0.00	0.00	0.00	0.00	459.62
5/27/2012	PYT	Prior Year RE Tax	NC	-371.15	0.00	0.00	0.00	0.00	-371.15
6/26/2013	PYC	Prior Year CAM	CH	1,240.32	0.00	0.00	0.00	0.00	1,240.32
6/26/2013	PYT	Prior Year RE Tax	NC	-45.40	0.00	0.00	0.00	0.00	-45.40

BOOK RACK Total:				1,283.39	0.00	0.00	0.00	0.00	1,283.39

246101-00000392		Trio’s Restaurant		Master Occupant Id: 00000228-1			Day Due: 1 Delq Day: 10
		Preston Kelly		110 Current			Last Payment: 10/15/2013 3,000.00

10/10/2013	LCH	Late Charge	CH	240.00	240.00	0.00	0.00	0.00	0.00
10/23/2013	LEG	Legal Fees	CH	285.82	285.82	0.00	0.00	0.00	0.00

Trio’s Restaurant Total:				525.82	525.82	0.00	0.00	0.00	0.00

246101-00016737		Nail Studio / Professionail		Master Occupant Id: 00012665-1			Day Due: 1 Delq Day: 10
		Thuy Trong Le “Tony”		204 Current			Last Payment: 7/5/2013 2,200.00
		714-934-8027

9/1/2012	BRT	Base Rent	CH	420.10	0.00	0.00	0.00	0.00	420.10
10/1/2012	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
10/1/2012	CAM	Current Year CAM	CH	476.00	0.00	0.00	0.00	0.00	476.00
10/1/2012	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
10/10/2012	LCH	Late Charge	CH	236.40	0.00	0.00	0.00	0.00	236.40
11/1/2012	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
11/1/2012	CAM	Current Year CAM	CH	476.00	0.00	0.00	0.00	0.00	476.00
11/1/2012	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
11/10/2012	LCH	Late Charge	CH	236.40	0.00	0.00	0.00	0.00	236.40
12/1/2012	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
12/1/2012	CAM	Current Year CAM	CH	476.00	0.00	0.00	0.00	0.00	476.00
12/1/2012	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
12/10/2012	LCH	Late Charge	CH	236.40	0.00	0.00	0.00	0.00	236.40
1/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
1/1/2013	CAM	Current Year CAM	CH	476.00	0.00	0.00	0.00	0.00	476.00
1/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
1/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
1/10/2013	LCH	Late Charge	CH	236.40	0.00	0.00	0.00	0.00	236.40
2/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
2/1/2013	CAM	Current Year CAM	CH	476.00	0.00	0.00	0.00	0.00	476.00
2/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
2/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
3/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
3/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	0.00	520.00
3/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
4/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
4/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	0.00	520.00
4/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
5/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
5/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	0.00	520.00
5/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
5/10/2013	LCH	Late Charge	CH	239.92	0.00	0.00	0.00	0.00	239.92
6/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
6/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	0.00	520.00
6/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
6/10/2013	LCH	Late Charge	CH	239.92	0.00	0.00	0.00	0.00	239.92
6/26/2013	PYC	Prior Year CAM	NC	-265.27	0.00	0.00	0.00	0.00	-265.27

Database: OZDBASE	Aged Delinquencies	Page: 40
Date: 11/4/2013
BLDG: 246101	OZ/CLP Trussville II LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

6/26/2013	PYT	Prior Year RE Tax	NC	-37.05	0.00	0.00	0.00	0.00	-37.05
7/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	0.00	2,400.00
7/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	0.00	520.00
7/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	0.00	79.00
7/10/2013	LCH	Late Charge	CH	239.92	0.00	0.00	0.00	239.92	0.00
8/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	0.00	2,400.00	0.00
8/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	0.00	520.00	0.00
8/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	0.00	79.00	0.00
8/10/2013	LCH	Late Charge	CH	239.92	0.00	0.00	239.92	0.00	0.00
9/1/2013	BRT	Base Rent	CH	2,400.00	0.00	0.00	2,400.00	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	520.00	0.00	0.00	520.00	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	79.00	0.00	0.00	79.00	0.00	0.00
9/10/2013	LCH	Late Charge	CH	239.92	0.00	239.92	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	2,400.00	2,400.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	520.00	520.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	79.00	79.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	239.92	239.92	0.00	0.00	0.00	0.00

Nail Studio / Professionail Total:				41,357.90	3,238.92	239.92	3,238.92	3,238.92	31,401.22

246101-00018871		Konomi Japanese Restaurant		Master Occupant Id: 00012669-2			Day Due: 1 Delq Day: 10
		Muk Tsing Yam and Chi Lun Ho		206 Current			Last Payment: 10/3/2013 12,542.00
		205-223-1668

5/27/2012	PYC	Prior Year CAM	NC	-445.52	0.00	0.00	0.00	0.00	-445.52
5/27/2012	PYT	Prior Year RE Tax	NC	-71.95	0.00	0.00	0.00	0.00	-71.95
1/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
2/1/2013	RET	Real Estate Tax	CH	208.00	0.00	0.00	0.00	0.00	208.00
3/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
4/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
5/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
6/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
6/26/2013	PYC	Prior Year CAM	NC	-1,350.36	0.00	0.00	0.00	0.00	-1,350.36
6/26/2013	PYT	Prior Year RE Tax	NC	-185.25	0.00	0.00	0.00	0.00	-185.25
7/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	0.00	208.00
8/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	0.00	208.00	0.00
9/1/2013	CAM	Current Year CAM	CH	208.00	0.00	0.00	208.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	208.00	208.00	0.00	0.00	0.00	0.00

Konomi Japanese Restaurant Total:				26.92	208.00	0.00	208.00	208.00	-597.08

246101-00016742		Moe’s Southwest Grill		Master Occupant Id: 00012671-1			Day Due: 1 Delq Day: 10
		Hemen Patel hemenp1@bellsouth		216 Current			Last Payment: 10/18/2013 6,105.72
		(205) 655-9669

9/1/2013	BRT	Base Rent	CH	90.00	0.00	0.00	90.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	4,445.00	4,445.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	1,079.00	1,079.00	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	185.00	185.00	0.00	0.00	0.00	0.00
10/10/2013	LCH	Late Charge	CH	456.72	456.72	0.00	0.00	0.00	0.00

Moe’s Southwest Grill Total:				6,255.72	6,165.72	0.00	90.00	0.00	0.00

246101-00016736		Van’s Alterations		Master Occupant Id: 00012672-2			Day Due: 1 Delq Day: 10
		Peter or Cindy Hoang		201 Current			Last Payment: 10/9/2013 1,975.00

4/1/2012	BRT	Base Rent	CH	257.06	0.00	0.00	0.00	0.00	257.06
1/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
2/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
3/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
4/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00

Database: OZDBASE	Aged Delinquencies	Page: 41
Date: 11/4/2013
BLDG: 246101	OZ/CLP Trussville II LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

5/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
6/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
6/26/2013	PYC	Prior Year CAM	NC	-265.27	0.00	0.00	0.00	0.00	-265.27
6/26/2013	PYT	Prior Year RE Tax	NC	-37.05	0.00	0.00	0.00	0.00	-37.05
7/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	0.00	44.00
8/1/2013	BRT	Base Rent	CH	260.00	0.00	0.00	0.00	260.00	0.00
8/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	0.00	44.00	0.00
9/1/2013	BRT	Base Rent	CH	260.00	0.00	0.00	260.00	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	44.00	0.00	0.00	44.00	0.00	0.00
9/6/2013	ASF	Assignment Fee	CH	600.00	0.00	600.00	0.00	0.00	0.00
10/1/2013	BRT	Base Rent	CH	260.00	260.00	0.00	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	44.00	44.00	0.00	0.00	0.00	0.00

Van’s Alterations Total:				1,774.74	304.00	600.00	304.00	304.00	262.74

246101-00019480		CATHERINE’S #5411		Master Occupant Id: 00012674-2			Day Due: 1 Delq Day: 10
		215-633-4639		200 Current			Last Payment: 9/30/2013 4,468.00

1/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
2/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
3/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
4/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
5/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
5/27/2013	PYC	Prior Year CAM	CH	953.42	0.00	0.00	0.00	0.00	953.42
6/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
6/26/2013	PYC	Prior Year CAM	CH	589.72	0.00	0.00	0.00	0.00	589.72
6/26/2013	PYT	Prior Year RE Tax	NC	-111.15	0.00	0.00	0.00	0.00	-111.15
7/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	0.00	49.00
8/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	0.00	49.00	0.00
9/1/2013	CAM	Current Year CAM	CH	49.00	0.00	0.00	49.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	49.00	49.00	0.00	0.00	0.00	0.00

CATHERINE’S #5411 Total:				1,921.99	49.00	0.00	49.00	49.00	1,774.99

246101-00016748		SAM’S CLUB #4817		Master Occupant Id: 00012678-1			Day Due: 1 Delq Day: 10
		kendall.pringle@wal-mart.com		MAJ2 Current			Last Payment: 10/21/2013 1,028.16

10/21/2013	CAM	Current Year CAM	CR	-1,028.16	-1,028.16	0.00	0.00	0.00	0.00

SAM’S CLUB #4817 Total:				-1,028.16	-1,028.16	0.00	0.00	0.00	0.00

246101-00016749		Petsmart #1334		Master Occupant Id: 00012679-1			Day Due: 1 Delq Day: 10
		Keisha McKinnor		A Current			Last Payment: 9/30/2013 24,205.42
		623-587-2327

11/1/2009	CAM	Current Year CAM	CH	952.74	0.00	0.00	0.00	0.00	952.74
11/22/2009	MSC	Miscellaneous Income	CH	140.00	0.00	0.00	0.00	0.00	140.00
7/19/2012	PYC	Prior Year CAM	CH	627.31	0.00	0.00	0.00	0.00	627.31
6/26/2013	PYC	Prior Year CAM	CH	1,478.44	0.00	0.00	0.00	0.00	1,478.44
6/26/2013	PYI	Prior Year Insurance	CH	967.15	0.00	0.00	0.00	0.00	967.15

Petsmart #1334 Total:				4,165.64	0.00	0.00	0.00	0.00	4,165.64

246101-00018370		Leslie’s Swimming Pool Supplies		Master Occupant Id: 00013996-1			Day Due: 1 Delq Day: 10
				102 Current			Last Payment: 10/4/2013 6,807.29

1/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
1/7/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77
2/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
2/5/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77

Database: OZDBASE	Aged Delinquencies	Page: 42
Date: 11/4/2013
BLDG: 246101	OZ/CLP Trussville II LLC	Time: 03:53 PM
Date: 10/31/2013

Invoice Date	Category		Source	Amount	Current	30	60	90	120

3/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
3/22/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77
4/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
4/4/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77
5/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
5/3/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77
6/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
6/3/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	0.00	-461.77
6/26/2013	PYT	Prior Year RE Tax	NC	-112.35	0.00	0.00	0.00	0.00	-112.35
7/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	0.00	70.93
7/5/2013	BRT	Base Rent	CR	-461.77	0.00	0.00	0.00	-461.77	0.00
8/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	0.00	70.93	0.00
8/5/2013	RET	Real Estate Tax	CR	-461.77	0.00	0.00	-461.77	0.00	0.00
9/1/2013	CAM	Current Year CAM	CH	70.93	0.00	0.00	70.93	0,00	0.00
9/3/2013	BRT	Base Rent	CR	-461.77	0.00	-461.77	0.00	0.00	0.00
10/1/2013	CAM	Current Year CAM	CH	70.93	70.93	0.00	0.00	0.00	0.00
10/4/2013	BRT	Base Rent	CR	-461.77	-461.77	0.00	0.00	0.00	0.00

Leslie’s Swimming Pool Supplies Total:				-4,020.75	-390.84	-461.77	-390.84	-390.84	-2,386.46

246101-00020465		Republic Finance		Master Occupant Id: 00014818-1			Day Due: 1 Delq Day: 10
		Marverne Terrell		104 Current			Last Payment: 10/25/2013 517,08
		(259) 270-005 exl. 116

4/18/2013	BRT	Base Rent	CR	-2,684.58	0.00	0.00	0.00	0.00	-2,684.58
7/25/2013	BRT	Base Rent	CR	-34.50	0.00	0.00	0.00	-34.50	0.00
9/1/2013	INS	Current Year Insurance	CH	49.58	0.00	0.00	49.58	0.00	0.00
9/1/2013	RET	Real Estate Tax	CH	113.33	0.00	0.00	113.33	0.00	0.00
10/1/2013	INS	Current Year Insurance	CH	49.58	49.58	0.00	0.00	0.00	0.00
10/1/2013	RET	Real Estate Tax	CH	113.33	113.33	0.00	0.00	0.00	0.00
10/25/2013	ABT	Rent Abatement	PR	2,167.50	2,167.50	0.00	0.00	0.00	0.00
10/25/2013	BRA	Abatement Base Rent	CR	-2,167.50	-2,167.50	0.00	0.00	0.00	0.00
10/25/2013	CAM	Current Year CAM	CR	-517.08	-517.08	0.00	0.00	0.00	0.00

Republic Finance Total:				-2,910.34	-354.17	0.00	162.91	-34.50	-2,684.58

246101-00020529		Sips N Strokes		Master Occupant Id: 00014840-1			Day Due: 1 Delq Day: 10
				212 Current			Last Payment: 10/4/2013 2,540.00

10/4/2013	BRT	Base Rent	CR	-2,540.00	-2,540.00	0.00	0.00	0.00	0.00
Sips N Strokes Total:				-2,540.00	-2,540.00	0.00	0.00	0.00	0.00
BLDG 246101 Total:				46,812.87	6,178.29	378.15	3,661.99	3,374.58	33,219.86
Grand Total:				24,354.52	-76,123.69	-16,249.75	-21,657.98	63,424.85	74,961.09

Schedule 4

Potential New Leases

Property	Tenant
Burnt Store	Publix Liquor
Trussville I	Marshall’s
Trussville II	PetSmart
Portfolio	Central Taco
Northdale	Nutrishop
Kingwood	Mattress One
Trussville II	Medifast

Schedule 5

Tax Appeals

Property	Tax Years

Kingwood Commons Property	2012
Kingwood Commons Property	2013
Portofino Property	2013

Schedule 6

Certain REA Agreements

Hunter’s Creek Property

•                  Declaration of Protective Covenants, Conditions and Restrictions of Hunter’s Creek Town Center Property Owners Association, Inc. recorded in recorded in Book 4245, Page 1481, as affected by that certain Supplemental Declaration of Protective Covenants, Conditions and Restrictions of Hunter’s Creek Town Center Property Owners Association, Inc., recorded in Book 4276, Page 157, that certain Consent to Lot Split, recorded in Book 4276, Page 2374 and that certain Consent of Association Under Declaration of Protective Covenants, Conditions and Restrictions of Hunter’s Creek Town Center Property Owners Association, Inc., recorded in Book 10544, Page 213.

Lakewood Property

•                  Grant of Easement, recorded in Official Records Book 4358, Page 771.

Burnt Store Property

•                  Restriction Agreement and Grant of Easements recorded in Official Records Book 2597, Page 677, as affected by that certain First Amendment to Restriction Agreement and Grant of Easements, recorded in Official Records Book 2811, Page 1681.

•      Reciprocal Easement Agreement recorded in Official Records Book 3045, Page 1538.

Kingwood Commons Property

•                  Kingwood Place Declaration of Covenants, Conditions and Restrictions recorded in Volume 926, Page 289.

•                  Reciprocal Operating and Easement Agreement for Kingwood Commons recorded as File No. 2000-063104, as amended by that certain Clarification Amendment to Reciprocal Operating and Easement Agreement recorded as File No. 2003-049671.

Schedule 7

Section 4.6(f) Tenants

Propeerty	Tenant	SF
Beechwood	Body Plex	28,021
	Fresh Market	21,320
	Georgia Theatre	37,573
	Steinmart	38,422
	TJ Maxx	54,775
	US Postal	32,348

Burnt Store	Publix	42,112

Clay	Publix	44,840

Hunter’s Creek	Publix	55,999

Kingwood	Randall’s	63,990

Lakewood	Winn Dixie	47,480
	Steinmart	30,000

Northdale	TJ Maxx	30,000
	Beall’s	64,000

Portofino	DSW	20,831
	Michaels	23,666
	Sports Authority	45,500
	Steinmart	36,000
	Old Navy	25,451
	Petsmart	25,115

TV I	Marshall’s	30,000
	Wal-Mart	203,700
	Big Lots	27,900
	Regal	63,260